    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 6, 2013

                                                             FILE NO. 333-182946

                                                              FILE NO. 811-22726

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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM N-4

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                  ------------

PRE-EFFECTIVE AMENDMENT NO.                                 / /
POST-EFFECTIVE AMENDMENT NO. 4                              /X/

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 8

                       FORETHOUGHT LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT A

                           (Exact Name of Registrant)

                       FORETHOUGHT LIFE INSURANCE COMPANY

                              (Name of Depositor)

          300 NORTH MERIDIAN STREET, SUITE 1800 INDIANAPOLIS, IN 46204

                   (Address of Depositor's Principal Offices)

                                  860-325-1538

              (Depositor's Telephone Number, Including Area Code)

                               SARAH M. PATTERSON
                       FORETHOUGHT LIFE INSURANCE COMPANY
               82 HOPMEADOW STREET, SUITE 200, SIMSBURY, CT 06089

                    (Name and Address of Agent for Service)

                                  ------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.

                                  ------------

It is proposed that this filing will become effective:

/ /    immediately upon filing pursuant to paragraph (b) of Rule 485
/X/    on November 18, 2013, pursuant to paragraph (b) of Rule 485
/ /    60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ /    on              , pursuant to paragraph (a)(1) of Rule 485
/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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                                     PART A

FORERETIREMENT VARIABLE ANNUITY
FORETHOUGHT LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A (EST. 06/05/12)
300 N. MERIDIAN ST
SUITE 1800
INDIANAPOLIS, IN 46204

1-866-645-2449
WWW.FORETHOUGHT.COM

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This prospectus describes information you should know before you purchase ForeRetirement Variable Annuity. The prospectus describes a contract between each Owner and joint Owner ("you") and Forethought Life Insurance Company ("us," "we" or "our"). This is an individual, deferred, flexible-premium variable annuity. You may own this annuity on a single or joint basis. This variable annuity allows you to allocate your Premium Payment among the following portfolio companies:


X  AIM Variable Insurance Funds (Invesco Variable Insurance Funds)



X  American Century Variable Portfolios, Inc.



X  American Funds Insurance Series(R)



X  BlackRock Variable Series Funds, Inc.



X  Forethought Variable Insurance Trust



X  Franklin Templeton Variable Insurance Products Trust



X  Hartford Series Funds, Inc.



X  Lord, Abbett Series Fund, Inc.



X  MFS(R) Variable Insurance Trust



X  Northern Lights Variable Trust



X  PIMCO Variable Insurance Trust



X  Putnam Variable Trust



You may also allocate all or any portion of your Premium Payment(s) to the Fixed Account. The Fixed Account is not available for every Contract share class.


This prospectus refers to the following Contract share classes:

X  B Share

X  C Share

X  L Share

The Contract share class will be selected on your application and identified in your Contract. Not every Contract share class or optional rider may be available from your Financial Intermediary or in your state. Other available Contract share classes offered through select Financial Intermediaries are not described in this Prospectus and may be subject to different charges.

Please read this prospectus carefully before investing and keep it for your records and for future reference. You can also contact us to get a Statement of Additional Information free of charge. The Statement of Additional Information contains more information about this Contract and, like this prospectus, is filed with the Securities and Exchange Commission ("SEC" or "Commission"). We have included the Table of Contents for the Statement of Additional Information at the end of this prospectus. Although we file this prospectus and the Statement of Additional Information with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can also be obtained from us or the SEC's website (www.sec.gov).

This variable annuity may not be suitable for everyone. This variable annuity may not be appropriate for people who do not have a long investment time horizon and is not appropriate for people who intend to engage in market timing. You will get NO ADDITIONAL TAX ADVANTAGE from this variable annuity if you are investing through a tax-advantaged retirement plan (such as a 401(k) plan or Individual Retirement Account ("IRA")). This prospectus is not intended to provide tax, accounting or legal advice.

We are not an investment adviser nor are we registered as such with the SEC or any state securities regulatory authority. We are not acting in any fiduciary capacity with respect to your investment. This information does not constitute personalized investment advice or financial planning advice.

         NOT INSURED BY FDIC OR ANY                MAY LOSE           NOT A DEPOSIT OF OR GUARANTEED BY        [NOT FDIC BANK IMAGE]
          FEDERAL GOVERNMENT AGENCY                 VALUE               ANY BANK OR ANY BANK AFFILIATE

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PROSPECTUS DATED: NOVEMBER 18, 2013



STATEMENT OF ADDITIONAL INFORMATION DATED: NOVEMBER 18, 2013

2

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CONTENTS


                                                                            PAGE
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1. INTRODUCTION                                                                3
2. FEE SUMMARY                                                                 4
3. MANAGEMENT OF THE CONTRACT                                                  8
   The Company                                                                 8
   The General Account                                                         8
   The Separate Account                                                        8
   The Funds                                                                   8
   Fixed Account                                                               9
4. INFORMATION ON YOUR ACCOUNT                                                10
   a. Purchasing a Contract                                                   10
   b. Charges and Fees                                                        18
   c. Surrenders and Partial Withdrawals                                      22
   d. Annuity Payouts                                                         23
5. DEATH BENEFITS                                                             25
   a. Standard Death Benefit                                                  25
   b. Return of Premium                                                       26
   c. Maximum Anniversary Value                                               28
   d. Legacy Lock                                                             31
   e. Maximum Daily Value                                                     34
   f. How is the Death Benefit Paid?                                          36
   g. Who will receive the Death Benefit?                                     37
6. OPTIONAL WITHDRAWAL BENEFITS                                               38
   a. Annual Lock Income Benefit                                              38
   b. Daily Lock Income Benefit                                               44
7. ADDITIONAL INFORMATION                                                     51
   a. Glossary                                                                51
   b. State Variations                                                        53
   c. Legal Proceedings                                                       54
   d. How Contracts Are Sold                                                  54
   e. Delay of Payment and Transfers                                          55
8. FEDERAL TAX CONSIDERATIONS/INFORMATION REGARDING TAX-QUALIFIED
RETIREMENT PLANS                                                              56
TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION                      67
APPENDIX A - EXAMPLES                                                    APP A-1
APPENDIX B - ACCUMULATION UNIT VALUES                                    APP B-1
APPENDIX C - FUND DATA                                                   APP C-1
APPENDIX D - OPTIONAL RIDER INVESTMENT RESTRICTIONS                      APP D-1

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1. INTRODUCTION

HOW TO BUY THIS VARIABLE ANNUITY

X  Choose a Contract class

                      MINIMUM INITIAL                                                                            MORTALITY &
                      PREMIUM PAYMENT                                                                           EXPENSE RISK
                                        NON-                                                                         AND
                QUALIFIED            QUALIFIED                                                                 ADMINISTRATIVE
                 CONTRACT             CONTRACT   SALES RELATED CHARGES                                             CHARGES
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                                                 7 year Contingent Deferred Sales Charge; Premium Based
B SHARE            $5,000               $10,000  Charge                                                              0.65%
C SHARE            $5,000               $10,000  None                                                                1.55%
                                                 4 year Contingent Deferred Sales Charge; Premium Based
L SHARE            $5,000               $10,000  Charge                                                              1.00%

This table does not show Fund expenses, Premium taxes, Annual Maintenance Fee, and optional rider fees. Each Contract share class has its own Minimum Contract Value requirements.

X  Choose investment options

- Sub-Accounts - Funds representing a range of investment strategies, objectives and asset classes.
-      Fixed Account (B and L share class only) - A fixed interest account.

Subject to limitations, you may move your investment among each of these options.

X  Choose an optional feature

                      Guaranteed Lifetime                                            Annual Lock Income Benefit*
                       Withdrawal Benefit                                             Daily Lock Income Benefit*
                       Guaranteed Minimum                                             Maximum Anniversary Value*
                         Death Benefits                                                   Return of Premium
                                                                                         Maximum Daily Value*
                                                                                            Legacy Lock**

*   Investment restrictions apply.

** May only be elected if Annual Lock Income Benefit or Daily Lock Income Benefit is also elected. Investment restrictions apply.

Optional features may not be available through your Financial Intermediary or in all states.

X Complete our application or order request and submit it to your Financial Intermediary for approval.

X  Pay the applicable minimum initial Premium Payment.

4

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2. FEE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING YOUR VARIABLE ANNUITY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY OR SURRENDER THIS VARIABLE ANNUITY. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

OWNER TRANSACTION EXPENSES

                                                                                           SURRENDER CHARGE
                                                                         B SHARE                C SHARE               L SHARE
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CONTINGENT DEFERRED SALES CHARGE (CDSC) (1)                                                        None
 Year 1                                                                    8.5%                                          8%
    2                                                                      7.5%                                          7%
    3                                                                      6.5%                                          6%
    4                                                                      5.5%                                          5%
    5                                                                      4.5%                                          0%
    6                                                                      3.5%
    7                                                                      2.5%
    8+                                                                      0%

(1) Each Premium Payment has its own CDSC schedule. The CDSC is a percentage of Remaining Gross Premiums. Please see Section 4(b) and Examples 1-5 in Appendix A for more information on how CDSC is calculated.

OWNER PERIODIC EXPENSES

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY AND ON A DAILY BASIS (EXCEPT AS NOTED) DURING THE TIME THAT YOU OWN THE VARIABLE ANNUITY, NOT INCLUDING ANNUAL FUND FEES AND EXPENSES.

                                                    B SHARE   C SHARE   L SHARE
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ANNUAL MAINTENANCE FEE (2)                            $50       $50       $50
PREMIUM BASED CHARGE (3)                             0.50%      None     0.50%
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage
 of average daily
 Contract Value excluding Fixed Account
 investments) (4)
 Mortality and Expense Risk Charge                   0.45%     1.35%     0.80%
 Administrative Charge                               0.20%     0.20%     0.20%
 Fund Facilitation Fee (5)                           0.50%     0.50%     0.50%
 TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES              1.15%     2.05%     1.50%
MAXIMUM OPTIONAL CHARGES (6)
 Maximum Anniversary Value (7)                       1.50%     1.50%     1.50%
 Legacy Lock (8)                                     1.50%     1.50%     1.50%
 Return of Premium (9)                               0.75%     0.75%     0.75%
 Maximum Daily Value (10)                            1.50%     1.50%     1.50%
 Annual Lock Income Benefit (11)
  Single Life Option                                 2.50%     2.50%     2.50%
  Joint/Spousal Option                               2.50%     2.50%     2.50%
 Daily Lock Income Benefit (12)
  Single Life Option                                 2.50%     2.50%     2.50%
  Joint/Spousal Option                               2.50%     2.50%     2.50%

(2)  Fee waived if Contract Value is $50,000 or more on your Contract
     Anniversary.

(3) For B and L share Contracts, an annual Premium Based Charge is assessed against each Premium Payment. The Premium Based Charge is a percentage of Remaining Gross Premium. Remaining Gross Premium is equal to Premium Payments adjusted by Partial Withdrawals. The Premium Based Charge is assessed on each Quarterly Contract Anniversary. We calculate your Premium Based Charge based on Remaining Gross Premiums on each Quarterly Contract Anniversary as adjusted since the last Premium Based Charge was taken. Please see section 4.b. Premium Based Charge for more information. The Premium Based Charge will

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     be assessed only with respect to Contract Value invested in Sub-Accounts and not investments in the Fixed Account. Please see Section 4.b. Charges and Fees and Premium Based Charge Examples 1-2 in Appendix A.

(4)  Charges are expressed as annual fees but are assessed on a daily basis.


(5)  Fee is applied daily to amounts invested in the following Sub-Accounts:
     American Funds Insurance Series(R) - Managed Risk Asset Allocation Fund, BlackRock High Yield V.I. Fund, BlackRock U.S. Government Bond V.I. Fund, Hartford Capital Appreciation HLS Fund, Hartford Index HLS Fund, Hartford Total Return Bond HLS Fund, Invesco V.I. Money Market Fund, PIMCO Total Return Portfolio, TOPS(TM) Managed Risk Balanced ETF Portfolio, TOPS(TM) Managed Risk Growth ETF Portfolio, TOPS(TM) Managed Risk Moderate Growth ETF Portfolio, Forethought Variable Insurance Trust American Funds(R) Managed Risk Portfolio, Forethought Variable Insurance Trust BlackRock Global Allocation Managed Risk Portfolio, Forethought Variable Insurance Trust Index Managed Risk Portfolio, Forethought Variable Insurance Trust Select Advisor Managed Risk Portfolio, Forethought Variable Insurance Trust WMC Research Managed Risk Portfolio.


(6) You may only elect one of the following optional Death Benefits: Legacy Lock, Maximum Daily Value, Maximum Anniversary Value or Return of Premium. You may only elect one of the following optional riders: Daily Lock Income Benefit or Annual Lock Income Benefit. All optional charges shown are deducted on each Quarterly Contract Anniversary.


(7) Rider charge is based on the greater of (a) Premium Payments adjusted for Partial Withdrawals or (b) the Maximum Anniversary Value and is assessed on each Quarterly Contract Anniversary. Current rider charge is 0.35% if the rider was elected before November 18, 2013, and 0.25% if the rider was elected on or after November 18, 2013.



(8)  Rider charge is based on the greater of (a) Enhanced Return of Premium or
     (b) Return of Premium Death Benefit and is assessed on each Quarterly Contract Anniversary. The current rider charge is 0.95% if the rider was elected before November 18, 2013, and 0.85% if the rider was elected on or after November 18, 2013.



(9) Rider charge is based on Premium Payments adjusted for Partial Withdrawals and is assessed on each Quarterly Contract Anniversary. The current rider charge is 0.25% if the rider was elected before November 18, 2013, and 0.15% if the rider was elected on or after November 18, 2013.



(10) Rider charge is based on the Maximum Daily Value Death Benefit and is assessed on each Quarterly Contract Anniversary. The current rider charge is 0.55% if the rider was elected before November 18, 2013, and 0.45% if the rider was elected on or after November 18, 2013.


(11) Rider charge is based on Withdrawal Base and is assessed on each Quarterly Contract Anniversary. The Withdrawal Base is initially equal to Premium Payments. It will fluctuate based on subsequent Premium Payments, Step Ups, Deferral Bonuses, or Partial Withdrawals. Current rider charge for Single Life Option is 1.05%. Current rider charge for Joint/Spousal Option is 1.05%.

(12) Rider charge is based on Withdrawal Base and is assessed on each Quarterly Contract Anniversary. The Withdrawal Base is initially equal to Premium Payments. It will fluctuate based on subsequent Premium Payments, Step Ups, Deferral Bonuses or Partial Withdrawals. Current rider charge for Single Life Option is 1.25%. Current rider charge for Joint/Spousal Option is 1.25%.

THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY ON A DAILY BASIS DURING THE TIME THAT YOU OWN THIS VARIABLE ANNUITY. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


                                                              MINIMUM             MAXIMUM
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TOTAL ANNUAL FUND OPERATING EXPENSES                              0.58%               2.03%
(expenses that are deducted from Sub-Account assets,
including management fees, distribution charges
and/or service fees (12b-1) fees, and other expenses.

6

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EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THIS VARIABLE ANNUITY WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITIES. LET'S SAY, HYPOTHETICALLY, THAT YOUR ANNUAL INVESTMENT RETURN IS 5% AND THAT YOUR FEES AND EXPENSES TODAY WERE AS HIGH AS POSSIBLE INCLUDING THE ELECTION OF THE HIGHEST POSSIBLE OPTIONAL CHARGES (I.E., LEGACY LOCK AND DAILY LOCK INCOME BENEFIT AND INVESTMENT IN SUB-ACCOUNTS THAT ARE SUBJECT TO THE FUND FACILITATION
FEE). THE EXAMPLE ILLUSTRATES THE EFFECT OF FEES AND EXPENSES THAT YOU COULD INCUR (OTHER THAN TAXES). YOUR ACTUAL FEES AND EXPENSES MAY VARY. FOR EVERY $10,000 INVESTED (EXCLUDING AMOUNTS ALLOCATED TO THE FIXED ACCOUNT, IF APPLICABLE), HERE'S HOW MUCH YOU WOULD PAY UNDER EACH OF THE THREE SCENARIOS
POSED:

B-SHARE

(1)  If you Surrender your Contract at the end of the applicable time period:


1 year                                                                    $1,673
3 years                                                                   $3,140
5 years                                                                   $4,620
10 years                                                                  $8,382


(2)  If you annuitize at the end of the applicable time period:


1 year                                                                      $777
3 years                                                                   $2,444
5 years                                                                   $4,122
10 years                                                                  $8,332


(3)  If you do not Surrender your Contract:


1 year                                                                      $827
3 years                                                                   $2,494
5 years                                                                   $4,172
10 years                                                                  $8,382


C-SHARE

(1)  If you Surrender your Contract at the end of the applicable time period:


1 year                                                                      $869
3 years                                                                   $2,604
5 years                                                                   $4,332
10 years                                                                  $8,576


(2)  If you annuitize at the end of the applicable time period:


1 year                                                                      $819
3 years                                                                   $2,554
5 years                                                                   $4,282
10 years                                                                  $8,526


(3)  If you do not Surrender your Contract:


1 year                                                                      $869
3 years                                                                   $2,604
5 years                                                                   $4,332
10 years                                                                  $8,576

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L-SHARE

(1)  If you Surrender your Contract at the end of the applicable time period:


1 year                                                                    $1,658
3 years                                                                   $3,189
5 years                                                                   $4,324
10 years                                                                  $8,620


(2)  If you annuitize at the end of the applicable time period:


1 year                                                                      $812
3 years                                                                   $2,542
5 years                                                                   $4,274
10 years                                                                  $8,570


(3)  If you do not Surrender your Contract:


1 year                                                                      $862
3 years                                                                   $2,592
5 years                                                                   $4,324
10 years                                                                  $8,620


CONDENSED FINANCIAL INFORMATION

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When Premium Payments are credited to your Funds, they are converted into Accumulation Units by dividing the amount of your Premium Payments minus any Premium taxes, by the Accumulation Unit Value for that Valuation Day. All classes of Accumulation Unit Values may be obtained, free of charge, by contacting us. See Appendix B - Accumulation Unit Values for additional information. You can find financial statements for us and the Separate Account in the Statement of Additional Information.

8

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3. MANAGEMENT OF THE CONTRACT

THE COMPANY

We are a life insurance company engaged in the business of writing life insurance and individual fixed and fixed indexed annuities. Forethought Life Insurance Company is authorized to do business in 49 states of the United States, the District of Columbia and Puerto Rico. Forethought Life Insurance Company was incorporated under the laws of Indiana on July 10, 1986. We have offices located in Indianapolis and Batesville, Indiana, Houston, Texas, Simsbury, Connecticut and Berwyn, Pennsylvania. Forethought Life Insurance Company is ultimately controlled by Forethought Financial Group, Inc., a Delaware corporation.

THE GENERAL ACCOUNT

The Fixed Account and the DCA Plus Fixed Account are part of our General Account. Please see Section 4.a for a description of the DCA Plus Fixed Account. Any amounts that we are obligated to pay under the Fixed Account and any other payment obligation we undertake under the Contract, including Death Benefits and optional withdrawal benefits, are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We invest the assets of the General Account according to the laws governing the investments of insurance company general accounts. The General Account is not a bank account and is not insured by the Federal Deposit Insurance Corporation
(FDIC) or any other government agency. We receive a benefit from all amounts held in our General Account. Amounts in our General Account are available to our general creditors. We issue other types of insurance policies and pay our obligations under these products from our assets in the General Account.

THE SEPARATE ACCOUNT

We set aside and invest the assets of some of our annuity contracts, including these Contracts, in a Separate Account. The Separate Account is registered as unit investment trusts under the 1940 Act. This registration does not involve supervision by the SEC of the management or the investment practices of a Separate Account or us. The Separate Account meets the definition of "Separate Account" under federal securities law. The Separate Account referenced in this prospectus holds only assets for variable annuity contracts. The Separate
Account:

- hold assets for your benefit and the benefit of other Owners, and the persons entitled to the payouts described in the Contract;

- is not subject to the liabilities arising out of any other business we may conduct;

-   is not affected by the rate of return of our General Account;

- may be subject to liabilities of other variable annuity contracts offered by this Separate Account which are not described in this prospectus; and

- is credited with income and gains, and takes losses, whether or not realized, from the assets they hold without regard to our other income, gains or loss.

We do not guarantee the investment results of the Separate Account.

THE FUNDS


At the time you purchase your Contract, you may allocate your Premium Payment to Sub-Accounts. These are subdivisions of our Separate Account, described above. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your investment professional even though they may have similar investment strategies and the same portfolio managers. Each Fund has varying degrees of investment risk. Funds are also subject to separate fees and expenses such as management fees, distribution charges and operating expenses. "Master-feeder" or "fund of funds" ("feeder funds") invest substantially all of their assets in other funds and will therefore bear a pro-rata share of fees and expenses incurred by both funds. This will reduce your investment return. Election of any optional riders will limit your investment options. Please contact us to obtain a copy of the prospectuses for each Fund (or for any feeder funds). Read these prospectuses carefully before investing. We do not guarantee the investment results of any Fund. Certain Funds may not be available in all states and in all Contract classes. Please see Appendix C for additional information.


MIXED AND SHARED FUNDING - Fund shares may be sold to our insurance company affiliates or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as mixed and shared funding. As a result, there is a possibility that a material conflict may arise between the interests of Owners, and other Owner's investing in these Funds. If a material conflict arises, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying Fund.

VOTING RIGHTS - We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Funds' shareholder meetings. To the extent required by federal securities laws or regulations, we will:

- notify you of any Fund shareholders' meeting if the shares held for your Contract may be voted;

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- send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract;

-   arrange for the handling and tallying of proxies received from Owners;

- vote all Fund shares attributable to your Contract according to instructions received from you, and

- vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received; which could result in the vote of a small number of Owners determining the outcome of a matter subject to a shareholder vote.

If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which Fund shares held for your Contract may be voted. As a result of proportional voting, a small number of Owners could determine the outcome of a proposition subject to shareholder vote.

SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS - Subject to any applicable law, we may make certain changes to the Funds offered under your Contract. We may, at our discretion, establish new Funds. New Funds may be made available to existing Owners as we deem appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Funds. We may liquidate one or more Sub-Accounts if the board of directors of any Fund determines that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.

We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC, and we have notified you of the change.

In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.

FEES AND PAYMENTS WE RECEIVE FROM FUNDS AND RELATED PARTIES- We may receive substantial fees and payments with respect to the Funds that are offered through your Contract (sometimes referred to as revenue sharing payments). We consider these fees and payments, among a number of facts, when deciding to include a Fund that we offer through the Contract. All of the Funds that are offered through your Contract make payments to us or an affiliate. We receive these payments and fees under agreements between us and a Fund's principal underwriter, transfer agent, investment adviser and/or other entities related to the Funds in amounts up to 0.35% of assets invested in a Fund. These fees and payments may include asset-based sales compensation and service fees under distribution charges and/or servicing plans adopted by Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. These fees and payments may also include administrative service fees and additional payments, expense reimbursements and other compensation. We expect to make a profit on the amount of the fees and payments that exceed our own expenses, including our expenses of payment compensation to broker-dealers, financial institutions and other persons for selling the Contracts.

The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other Funds (or available classes of shares) may have lower fees and better overall investment performance. As of December 31, 2012, we have not entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from any Fund complexes (or affiliated entities).

Not all Fund complexes pay the same amount of fees and compensation to us and not all Funds pay according to the same formula. Because of this, the amount of fees and payments received by us varies by Fund and we may receive greater or less fees and payments depending on the Funds you select. We did not have revenue sharing payments or Rule 12b-1 fees in 2012.


We are affiliated with Forethought Variable Insurance Trust based on our affiliation with its investment adviser Forethought Investment Advisors, LLC. In addition to investment advisory fees, we receive fees to provide, among other things, administrative, processing, accounting and shareholder services for the Forethought Funds.


FIXED ACCOUNT

INTERESTS IN THE FIXED ACCOUNT ARE NOT REGISTERED UNDER THE 1933 ACT AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY OF ITS INTERESTS ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE STAFF OF THE SEC HAS NOT REVIEWED THE DISCLOSURE REGARDING THE FIXED ACCOUNT. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCOUNT IS SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURES. THE FIXED ACCOUNT IS NOT OFFERED IN ALL CONTRACT SHARE CLASSES AND IS NOT AVAILABLE IN ALL STATES OR IF YOU HAVE ELECTED THE ANNUAL LOCK INCOME BENEFIT, OR DAILY LOCK INCOME BENEFIT.

10

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We guarantee that we will credit interest to amounts you allocate to the Fixed Account at a minimum rate that meets your State's minimum non-forfeiture requirements. Non-forfeiture rates vary from state-to-state. We may credit a rate higher than the minimum rate. We reserve the right to declare different rates of interest depending on when amounts are allocated or transferred to the Fixed Account. This means that amounts at any designated time may be credited with a different rate of interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time. We will periodically publish the Fixed Account interest rates currently in effect. There is no specific formula for determining interest rates and, except as specifically stated above, no assurances are offered as to future rates in excess of non-forfeiture rates. Some of the factors that we may consider in determining whether to credit interest are: general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our investments, regulatory and tax requirements, and competitive factors. Fixed Account interest rates may vary by State.

We will account for any deductions, Surrenders or transfers from the Fixed Account on a first-in, first-out basis (i.e., oldest investments will be liquidated first).

ANY INTEREST CREDITED TO AMOUNTS YOU ALLOCATE TO THE FIXED ACCOUNT IN EXCESS OF THE MINIMUM GUARANTEED INTEREST RATE WILL BE DETERMINED AT OUR SOLE DISCRETION. YOU ASSUME THE RISK THAT INTEREST CREDITED TO THE FIXED ACCOUNT MAY NOT EXCEED THE MINIMUM GUARANTEED INTEREST RATE FOR ANY GIVEN YEAR. WHILE WE DO NOT CHARGE A SEPARATE FEE FOR INVESTING IN THE FIXED ACCOUNT, OUR EXPENSES ASSOCIATED WITH OFFERING THIS FEATURE ARE FACTORED INTO THE FIXED ACCOUNT CREDITED RATES.

We may restrict your ability to allocate Contract Value or Premium Payments to the Fixed Account (or your ability to transfer Fixed Account assets to one or more Sub-Account) at any time at our discretion. We may close the Fixed Account to new Premium Payments or transfers of existing Contract Value.

Except as otherwise provided, during each Contract Year, you may make transfers out of the Fixed Account to Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). Each Contract Year you may transfer the greater of:

- 30% of the Contract Value in the Fixed Account as of the last Contract Anniversary. When we calculate the 30%, we add Premium Payments allocated to the Fixed Account, and transfers from Sub-Accounts made after that date, but before the next Contract Anniversary. These restrictions also apply to systematic transfers. The 30% does not include Contract Value in any DCA Plus Fixed Account; or

- an amount equal to your largest previous transfer from the Fixed Account in any one Contract Year.

We apply these restrictions to all transfers from the Fixed Account, including all systematic transfers and Dollar Cost Averaging Programs, except for transfers under our DCA Plus Fixed Account.

If your interest rate renews at a rate more than 1% lower than your prior interest rate, you may transfer any amount up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within sixty days of being notified of the renewal rate.

We may defer Surrenders and Partial Withdrawals (including transfers to Sub-Accounts) from the Fixed Account for up to six months from the date of your request. In certain states, we may not defer payments of Death Benefit proceeds from the Fixed Account (see State Variations section for details).

You must wait six months after your most recent transfer from the Fixed Account before moving Sub-Account Values back to the Fixed Account. If you make systematic transfers from the Fixed Account under a Dollar Cost Averaging Program or DCA Plus Fixed Account, you must wait six months after your last systematic transfer before moving Contract Value back to the Fixed Account.

As a result of these limitations, it may take a significant amount of time (i.e., several years) to move Contract Value in the Fixed Account to Sub-Accounts; therefore this may not provide an effective short term defensive strategy.

4. INFORMATION ON YOUR ACCOUNT

A. PURCHASING A CONTRACT

WHO CAN BUY THIS CONTRACT?

The Contract is an individual tax-deferred variable annuity Contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including individual retirement annuities adopted according to Section 408 of the Code.

In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as non-qualified Contracts.

If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified Plan receives tax-deferred treatment under the Code.

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We do not accept any incoming 403(b) exchanges, transfers or applications for 403(b) individual annuity contracts or additional investments into any individual annuity contract funded through a 403(b) plan.

We do not accept any retirement plans qualified under Sections 401(a) and 403(a) of the Code or employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state, or certain eligible deferred compensation plans as defined in Section 457 of the Code.

HOW DO YOU PURCHASE A CONTRACT?

You may only purchase a Contract through a Financial Intermediary. An investment professional will work with you to complete and submit an application or an order request form. Part of this process will include an assessment as to whether this variable annuity may be suitable for you. Prior to recommending the purchase or exchange of a deferred variable annuity, your investment professional will make reasonable efforts to obtain certain information about you and your investment needs. This recommendation will be independently reviewed by a principal within your Financial Intermediary. Your initial Premium Payment will not be invested in any Account during this period.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, your Financial Intermediary will ask for your name, address, date of birth and other information that will allow us to identify you. They may also ask to see your driver's license or other identifying documents.

The minimum initial Premium Payment required to buy this Contract varies based on the type of investment, Contract share class and whether you enroll in a systematic investment Program such as the InvestEase(R) Program. Financial Intermediaries may impose requirements regarding the form of payment they will accept. Premium Payments not actually received by us within the time period provided below will result in the rejection of your application or order request.

Premium Payments sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Annuity Service Center to be considered to be In Good Order.

Anyone who wishes to purchase a Contract with Premium Payments of $1 million or more must receive our approval before the purchase. We reserve the right to impose special conditions on anyone requesting this approval. In order to request prior approval, you must submit a completed enhanced due diligence form prior to the submission of your application:

- if you are seeking to purchase a Contract with an initial Premium Payment of $1 million or more; and

- if total Premium Payments, aggregated by social security number or taxpayer identification number, equal $1 million or more.


In addition to this restriction on initial Premium Payments, we may also restrict or require approval of subsequent Premium Payments if (1) the subsequent Premium Payment would result in your total Premium Payments exceeding $1 million, (2) the subsequent Premium Payment would result in your total Premium Payments exceeding 150% of your initial premium or (3) any time after the first Contract Year if you have elected any optional riders. We do not currently enforce the right to approve subsequent Premium Payments, except where a subsequent Premium Payment would result in your total Premium Payments exceeding $1 million. In the future, we may expand the circumstances under which we restrict or require prior approval of subsequent Premium Payments. There are a variety of factors that could influence our decision to prohibit or restrict subsequent Premium Payments, for example, we could do so in the event of a market disturbance. Any action we take with respect to subsequent Premium Payment restriction or approval will be done following giving notice to you and on a non-discriminatory basis.


You and your Annuitant must not be older than age 80 on the date that your Contract is issued. You must be of minimum legal age in the state where the Contract is being purchased or a guardian must act on your behalf. Optional riders are subject to additional maximum issue age restrictions.

We urge you to discuss with your investment professional which share class is suitable for your needs. Share class availability and/or mortality and expense risk charge arrangements may vary based on the Financial Intermediary selling this variable annuity to you. Charges affect your overall rate of return on your Contract Value. In determining whether to invest in a share class that imposes a CDSC, you might consider whether higher mortality and expense risk and Premium Based Charges, if applicable, outweigh the benefits of CDSC that reduce, or are eliminated, over time. Finally, in determining whether to invest in a share class offered through a Financial Intermediary, you might consider how the fee charged by your Financial Intermediary bears in relation to the costs associated with investing in other share classes that impose higher fees.

It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. This may include suspending mailings of a Systematic Withdrawal Program and other payments. In addition, we may rely on a third party, including the US Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state.

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CAN YOU CANCEL YOUR CONTRACT AFTER YOU PURCHASE IT?

Yes. If for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.

Unless otherwise required by state law, we will pay you your Contract Value (refunding applicable expenses) as of the Valuation Day we receive your properly completed request to cancel (In Good Order) and will refund any sales or Contract charges incurred during the period you owned the Contract. The Contract Value may be more or less than your Premium Payments depending upon the investment performance of your Contract. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation at our Annuity Service Center. In certain states, however, we are required to return your Premium Payment without deduction for any fees, charges or market fluctuations.

HOW ARE PREMIUM PAYMENTS APPLIED TO YOUR CONTRACT?


Your initial Premium Payment will usually be invested within two Valuation Days of our receipt at our Annuity Service Center of both a properly completed application or order request and the Premium Payment, both being In Good Order. If we receive a subsequent Premium Payment before the end of a Valuation Day, it will be invested on the same Valuation Day. If we receive your subsequent Premium Payment after the end of a Valuation Day, it will be invested on the next Valuation Day. If we receive a subsequent Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest all Premium Payments based on your last instructions on record. We will send you a confirmation when we invest your Premium Payment. Our approval is required for any Premium Payment if the aggregate of all Premium Payments received from You under this Contract exceeds 150% of the initial Premium. The election of any optional riders may also limit your ability to make additional Premium Payments, as described in the sections of this prospectus explaining those riders. A limitation on additional Premium Payments means that you would not be able to increase your benefits under the Contract or optional riders (such as Lifetime Annual Payments or Death Benefits) by making additional deposits into the Contract.


If the request or other information accompanying the Premium Payment is incomplete or not In Good Order when received, we will hold the money in a non-interest bearing account for up to five Valuation Days (from the Valuation Day that we actually receive your initial Premium Payment at our Annuity Service Center) while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why it could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.

Generally, we will receive your application or order request (whether for an initial purchase or a subsequent investment) after your Financial Intermediary has completed a suitability review. We will then consider if your investment is In Good Order. While the suitability and good order process is underway, Premium Payments will not be applied to your Contract. You will not earn any interest on Premium Payments even if they have been sent to us or deposited into our bank account. We are not responsible for gains or lost investment opportunities incurred during this review period or if your Financial Intermediary asks us to reverse a transaction based on their review of your investment professional's recommendations. We, and the firm that sold this Contract to you, may directly or indirectly earn income on your Premium Payments. For more information, contact your investment professional.

CAN WE AGGREGATE CONTRACTS?

For purposes of our approval of any Premium Payment, we may aggregate all Premium Payments received from you under all contracts issued by us or by our affiliates.

HOW IS CONTRACT VALUE CALCULATED BEFORE THE ANNUITY COMMENCEMENT DATE?

The Contract Value is the sum of the value of the Fixed Account, if applicable, and all Funds, and does not include any Withdrawal Base associated with an optional benefit. There are two things that affect the value of your Sub-Accounts: (1) the number of Accumulation Units, and (2) the Accumulation Unit Value. Contract Value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day the investment performance of the Sub-Accounts will fluctuate with the performance of the Funds.

When Premium Payments are credited to Sub-Accounts within your Account, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium taxes (if applicable), by the Accumulation Unit Value for that day. The more Premium Payments you make to your Account, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Partial Withdrawals or full Surrenders, settling a Death Benefit claim or by annuitizing your Contract or as a result of the application of certain Contract charges.

To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.

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The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

- the net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day; reduced by

- the net asset value per share of each Fund at the end of the prior Valuation Day; reduced by

- Contract charges including the deductions for the mortality and expense risk charge and any other periodic expenses and administrative charges, divided by the number of days in the year multiplied by the number of days in the Valuation Period.

We will send you a statement at least annually.

WHAT OTHER WAYS CAN YOU INVEST?

You may enroll in the following features (sometimes called a "Program") for no additional fee. Not all Programs are available with all Contract share classes.

INVESTEASE

This electronic Funds transfer feature allows you to have money automatically transferred from your checking or savings account and deposited into your Contract on a monthly or quarterly basis. It can be changed or discontinued at any time. The minimum amount for each transfer is $50. You can elect to have transfers made into any available Fund, or the Fixed Account. You cannot use this Program to invest in the DCA Plus Fixed Account.

STATIC ASSET ALLOCATION MODELS

This systematic program allows you to select an asset allocation model based on several potential factors including your risk tolerance, time horizon, investment objectives, or your preference to invest in certain Funds or Fund complexes. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Contract. Some asset allocation models are based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods. Other asset allocation models focus on certain potential investment strategies that could possibly be achieved by investing in particular Funds or Fund complexes and are not based on such investment theories. Static asset allocation models offered from time to time are reflected in your application and marketing materials. If a model(s) is no longer available for new assets, we will continue to rebalance existing assets in the model(s) at the specified frequency. You may obtain a copy of the current models by contacting your Financial Intermediary.

You may invest in an asset allocation model through the Dollar Cost Averaging Program when the Fixed Account or a DCA Plus Fixed Account is the source of the assets to be invested in the asset allocation model you have chosen. You can also participate in these asset allocation models while enrolled in the InvestEase or Systematic Withdrawal Program.

You can switch asset allocation models up to twelve times per year. Your ability to elect or switch into and between asset allocation models may be restricted based on Fund abusive trading restrictions.

Your investments in an asset allocation model will be rebalanced at least quarterly to reflect the model's original percentages and you may cancel your model at any time subject to investment restrictions for maintaining certain optional riders.

We have no discretionary authority or control over your investment decisions. These asset allocation models are based on then available Funds and do not include the Fixed Account. We make available educational information and materials (e.g., risk tolerance questionnaire, pie charts, graphs, or case studies) that can help you select an asset allocation model, but we do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.

While we will not alter allocation percentages used in any asset allocation model, allocation weightings could be affected by mergers, liquidations, fund substitutions or closures. Availability of these models is subject to Fund company restrictions. Please refer to "What Restrictions Are There on your Ability to Make a Sub-Account Transfer?" below for more information.

You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the asset allocation models, and we will not reallocate your Contract Value based on those updates. Information on updated asset allocation models may be obtained by contacting your investment professional. If you wish to update your asset allocation model, you may do so by terminating your existing model and re-enrolling into a new one. Investment alternatives other than these asset allocation models are available that may enable you to invest your Contract Value with similar risk and return characteristics. The models available to you may be restricted based on your election of certain optional riders. When considering an asset allocation model for your individual situation, you should consider your other assets, income and investments in addition to this annuity.

Asset allocation does not guarantee that your Contract Value will increase nor will it protect against a decline if market prices fall. If you choose to participate in an asset allocation program, you are responsible for determining which asset allocation model is best for you. Tools used to assess your risk tolerance may not be accurate and could be useless if your circumstances change over time. Although each asset allocation model is intended to maximize returns given various levels of risk tolerance, an asset allocation model

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may not perform as intended. Market, asset class or allocation option performance may differ in the future from historical performance and from the assumptions upon which the asset allocation model is based, which could cause an asset allocation model to be ineffective or less effective in reducing volatility. An asset allocation model may perform better or worse than any single Fund, allocation option or any other combination of Funds or allocation options. In addition, the timing of your investment and automatic rebalancing may affect performance. Rebalancing and periodic updating of asset allocation models can cause their component Funds to incur transactional expenses to raise cash for money flowing out of Funds or to buy securities with money flowing into the Funds. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These expenses can adversely affect the performance of the relevant Funds and of the asset allocation models. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund's investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Fund, see that Fund's prospectus.

Additional considerations apply for qualified Contracts with respect to static asset allocation model Programs. Neither we, nor any third party service provider, nor any of their respective affiliates, is acting as a fiduciary under The Employment Retirement Income Security Act of 1974, as amended (ERISA) or the Code, in providing any information or other communication contemplated by any Program, including, without limitation, any asset allocation models. That information and communications are not intended, and may not serve as a primary basis for your investment decisions with respect to your participation in a Program. Before choosing to participate in a Program, you must determine that you are capable of exercising control and management of the assets of the plan and of making an independent and informed decision concerning your participation in the Program. Also, you are solely responsible for determining whether and to what extent the Program is appropriate for you and the assets contained in the qualified Contract. Qualified Contracts are subject to additional rules regarding participation in these Programs. It is your responsibility to ensure compliance of any recommendation in connection with any asset allocation model with governing plan documents.

ASSET REBALANCING

In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected (choice of frequency may be limited when certain optional riders are elected). You can also combine this Program with others such as the Systematic Withdrawal Program, InvestEase(R) and DCA Programs (subject to restrictions). You may designate only one set of asset allocation instructions at a time.

DOLLAR COST AVERAGING PROGRAMS

Dollar Cost Averaging is a program that allows you to systematically make transfers into Funds over a period of time. Since the transfer into Funds occurs at regularly scheduled intervals, regardless of price fluctuations, you may ultimately have an average cost per share that is lower. We offer three Dollar Cost Averaging Programs:

-   DCA Plus

-   Fixed Amount DCA

-   Earnings/Interest DCA

DCA PLUS - This program allows you to earn a fixed rate of interest on investments and is different from the Fixed Account. We determine, at our discretion, the interest rates to be credited. These interest rates may vary depending on the Contract share class you purchased and the date the request for the Program is received. Please consult your investment professional to determine the interest rate for your Program. DCA Plus may not be available for all Contract share classes.

You may elect either the "12-Month Transfer Program" or the "6-Month Transfer Program".

- Under the 12-Month Transfer Program, new Premium Payments will be credited with an interest rate that will not change for twelve months. You must transfer these investments into available Funds (and not the Fixed Account) during this twelve month period. Unless otherwise depleted, all then remaining Program investments are transferred to the designated destination Funds or other instructions will be sought from you. Transfers out will occur monthly.

- Under the 6-Month Transfer Program, new Premium Payments will be credited with an interest rate that will not change for six months. You must transfer these investments into available Funds (and not the Fixed Account) during this six month period. Unless otherwise depleted, all then remaining Program investments are transferred to the designated destination Funds or other instructions will be sought from you. Transfers out will occur monthly.

- Each time you make a subsequent Premium Payment, you can invest in a different rate lock program. Any subsequent investments made are considered a separate rate lock Program investment. You can invest in up to five different rate lock Programs at one time.

- You must invest at least $5,000 in each rate lock program ($2,000 for IRAs). We will pre-authorize Program investment transfers subject to restrictions.

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- Pre-authorized transfers will begin within fifteen days of receipt of the Program payment provided we receive complete enrollment instructions In Good Order.

- If a DCA Plus Fixed Account payment is received without enrollment instructions and a DCA Plus Fixed Account is active on the Contract, we will set up the new Program to mirror the existing one. If a DCA Plus Fixed Account payment is received without enrollment instructions and a DCA Plus Fixed Account is not active on the Contract, but is the future investment allocation and a static asset allocation model is active on the Contract, we will set up the new Program to move Funds to the static asset allocation model. Otherwise, we will contact your investment professional to obtain complete instructions. If we do not receive In Good Order enrollment instructions we will refund the payment for further instruction.

- If your Program payment is less than the required minimum to commence the Program, we will invest into the destination Funds indicated on the Program instructions accompanying the payment. If Program instructions were not provided and a DCA Plus Fixed Account is active on the Contract, we will apply the payment to the destination Funds of the current DCA Plus Fixed Account. Otherwise, we will contact your investment professional to obtain further investment instructions.

- The interest credited under the DCA Plus Fixed Account is not earned on the full amount of your Premium Payment for the entire length of the Program. Program transfers to Sub-Accounts decrease the amount of your Premium Payment remaining in the Program.

- You may elect to terminate your involvement in this Program at any time. Upon cancellation, all the amounts remaining in the Program will be immediately transferred to the Funds you designated.

FIXED AMOUNT DCA - This feature allows you to regularly transfer (monthly or quarterly) a fixed amount from the Fixed Account (if available based on the Contract and/ or rider selected) or any Fund(s) into different Fund(s). This program begins fifteen days following our receipt of the Program payment you instruct us otherwise. You must make at least three transfers in order to remain in this Program.

EARNINGS/INTEREST DCA - This feature allows you to regularly transfer (monthly or quarterly) the earnings (i.e., any gains over the previous month's or quarter's value) from your investment in the Fixed Account (if available based on the form of Contract selected) or any Fund(s) into other Fund(s). This program begins two business days following our receipt of your instructions to enroll in the feature plus the frequency selected unless you instruct us otherwise. You must make at least three transfers in order to remain in this Program.

SYSTEMATIC WITHDRAWAL PROGRAM

This systematic withdrawal feature allows you to make Partial Withdrawals. You can designate the Funds to be withdrawn from and also choose the frequency of Partial Withdrawals (monthly, quarterly, semiannual, or annually). If you select a monthly frequency, you must receive payment through electronic transfer. The minimum amount of each Partial Withdrawal is $100. Amounts taken under this Program will count towards the Free Withdrawal Amount (FWA) and may be subject to a CDSC. For more information on the FWA, please see Section 4.b and the Glossary in Section 8. Amounts received prior to age 59 1/2, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the withdrawal payment. You may be able to satisfy Code Section 72(t)/(q) requirements by enrolling in this Program. Please see the Federal Tax Considerations section and consult your tax adviser for information about the tax consequences associated with your Contract. Your level of participation in this Program may result in your exceeding permissible withdrawal limits under certain optional riders.

OTHER PROGRAM CONSIDERATIONS

-   You may terminate your enrollment in any Program at any time.

- We may discontinue, modify or amend any of these Programs at any time. Your enrollment authorizes us to automatically and unilaterally amend your enrollment instructions if:

       - any Fund is merged or substituted into another Fund - then your allocations will be directed to the surviving Fund; or

       - any Fund is liquidated - then your allocations to that Fund will be directed to any available money market Fund following prior notifications prior to reallocation.

    You may always provide us with updated instructions following any of these events.

- Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.

- All optional Lifetime Withdrawal and Death Benefit riders have different withdrawal limitations. Breaking these limits can have a significant adverse effect on your rights and future benefits. Participation in a systematic withdrawal program may cause you to break these limits.

- These Programs may be modified, terminated or adversely impacted by the imposition of Fund trading policies.

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CAN YOU TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?

Yes. During those phases of your Contract when transfers are permissible, you may make transfers between Funds according to the following policies and procedures, as they may be amended from time to time.

WHAT IS A SUB-ACCOUNT TRANSFER?

A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the Funds available in your Contract. Your transfer request will be processed at the net asset value of each Fund share as of the end of the Valuation Day that it is received In Good Order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within thirty days of receiving the confirmation.

WHAT HAPPENS WHEN YOU REQUEST A SUB-ACCOUNT TRANSFER?

Many Owners request Sub-Account transfers. Some request transfers (purchases) into a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Owners allocate new Premium Payments to Sub-Accounts, and others request Partial Withdrawals. We combine all the daily requests to transfer out of a Sub-Account along with all full Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Owners' "transfer-out" requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all Owners' "transfer-in" requests.

We may take advantage of our size and available technology to combine sales of a particular Fund for any of the other products offered by us or our affiliates. We also combine transfer-out requests and transfer-in requests. We then "net" these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.

For example, if we combine all transfer-out requests of a stock Fund with all other transfer-out requests of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Owners and the owners of other products offered by us, want to transfer-in an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.

WHAT RESTRICTIONS ARE THERE ON YOUR ABILITY TO MAKE A SUB-ACCOUNT TRANSFER?

FIRST, YOU MAY MAKE ONLY ONE SUB-ACCOUNT TRANSFER REQUEST EACH DAY. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one Sub-Account transfer, however, you cannot transfer the same Contract Value more than once a Valuation Day.

EXAMPLES

TRANSFER REQUEST PER VALUATION DAY                                PERMISSIBLE?
--------------------------------------------------------------------------------
Transfer $10,000 from a money market Sub-Account to a growth          Yes
Sub-Account
Transfer $10,000 from a money market Sub-Account to any number        Yes
of other Sub-Accounts (dividing the $10,000 among the other
Sub-Accounts however you chose)
Transfer $10,000 from any number of different Sub-Accounts to         Yes
any number of other Sub-Accounts
Transfer $10,000 from a money market Sub-Account to a growth           No
Sub-Account and then, before the end of that same Valuation
Day, transfer the same $10,000 from the growth Sub-Account to an international Sub-Account

SECOND, YOU ARE ALLOWED TO SUBMIT A TOTAL OF TWELVE SUB-ACCOUNT TRANSFERS EACH CONTRACT YEAR (the transfer rule) by internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we may send you a letter after your tenth Sub-Account transfer to remind you about the transfer rule. After your twelfth transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone or via the internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.

We reserve the right to aggregate your Contracts (whether currently existing or those recently Surrendered) for the purposes of enforcing these restrictions.

The transfer rule does not apply to Sub-Account transfers that occur automatically as part of a company-sponsored Program, such as a Contract exchange program that may be offered by us from time to time. Reallocations made based on a Fund merger or liquidation also do not count toward this limit. Restrictions may vary based on state law.

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We make no assurances that the transfer rule is or will be effective in detecting or preventing market timing.

THIRD, POLICIES HAVE BEEN DESIGNED TO RESTRICT EXCESSIVE SUB-ACCOUNT
TRANSFERS. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don't purchase this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed.

Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund's agent to help monitor compliance with that Fund's trading policy.

We are obligated to follow each Fund's instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant an exception to a Fund's trading policy. Please refer to each Fund's prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not In Good Order.

In certain circumstances, Fund trading policies do not apply or may be limited. For instance:

- Certain types of Financial Intermediaries may not be required to provide us with shareholder information.

- Excepted funds, such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any Financial Intermediary that a Fund treats as a single investor.

- A Fund can decide to exempt categories of Contract holders whose Contracts are subject to inconsistent trading restrictions or none at all.

- Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company-sponsored contractual or systematic program such as transfers of assets as a result of Dollar Cost Averaging programs, asset allocation programs, automatic rebalancing programs, Annuity Payouts, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Contract; or (iv) as a result of payments such as scheduled contributions, scheduled Partial Withdrawals or full Surrenders, retirement plan salary reduction contributions, or planned Premium Payments.

POSSIBILITY OF UNDETECTED ABUSIVE TRADING OR MARKET TIMING. We may not be able to detect or prevent all abusive trading or market timing activities. For instance:

- Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

- Certain forms of variable annuities and types of Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.

- These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

- In some cases, we are unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds (participants) or enforce the transfer rule because we do not keep participants' account records for a Contract. In those cases, the participant account records and participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding participant Sub-Account transfers.

HOW ARE YOU AFFECTED BY FREQUENT SUB-ACCOUNT TRANSFERS?

We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract Value. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce the value of other optional benefits available under your Contract.

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Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund's trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund's opinion, has violated the Fund's trading policy.

In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Owner to provide the information. If the Owner does not provide the information, we may be directed by the Fund to restrict the Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.

MAIL, TELEPHONE AND INTERNET TRANSFERS

You may make transfers through the mail or through your Financial Intermediary. You may also make transfers by calling us or through our website. Transfer instructions received by telephone before the end of any Valuation Day will be carried out at the end of that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.

Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day, the instructions will be carried out at the end of that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgement, you should contact us as soon as possible.

We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to us and your investment professional. Any verbal communication should be re-confirmed in writing.

Telephone or Internet transfer requests may currently only be cancelled by calling us before the end of the Valuation Day you made the transfer request.

We, our agents or our affiliates are NOT responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. WE MAY SUSPEND, MODIFY, OR TERMINATE TELEPHONE OR ELECTRONIC TRANSFER PRIVILEGES AT ANY TIME, FOR ANY REASON.

POWER OF ATTORNEY

You may authorize another person to conduct financial and other transactions on your behalf by submitting a completed power of attorney form that meets the power of attorney requirements of your resident state law. Once we have the completed form on file at our Annuity Service Center, we will accept transaction requests, including transfer instructions, subject to our transfer restrictions, from your designated third party until we receive new instructions in writing (and In Good Order) from you.

B. CHARGES AND FEES

In addition to the following charges, there are optional riders that if elected, assess an additional charge. Please see sections 5 and 6 for more information.

MORTALITY AND EXPENSE RISK CHARGE

We deduct a daily charge for assuming mortality and expense risks under the Contract. This charge is deducted from your Sub-Account Value.

The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:

- Mortality risk - There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.

During the accumulation phase of your Contract, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur in periods of declining value or in periods when any CDSCs would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.

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Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

- Expense risk - We also bear an expense risk that the sales charges (if applicable), Premium Based Charge (if applicable) and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Annuity Payouts will NOT be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned. If the mortality and expense risk charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the mortality and expense risk charge exceeds these costs, we keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk charge.

ANNUAL MAINTENANCE FEE

The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and your Account. The annual charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.

We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, if you have multiple Contracts with a combined Contract Value of $100,000 or greater, we may waive the Annual Maintenance Fee on all Contracts. However, we may, but are not obligated to, limit the number of waivers to a total of six Contracts. We also may waive the Annual Maintenance Fee under certain other conditions.

ADMINISTRATIVE CHARGE

We apply a daily administrative charge against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. This charge compensates us for administrative expenses that exceed revenues from the Annual Maintenance Fee described above. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge.

PREMIUM BASED CHARGE (B AND L SHARE CONTRACTS)

We apply a quarterly Premium Based Charge, if applicable, against all Premium Payments based on Remaining Gross Premiums. The Premium Based Charge will be prorated for the number of days since the last Premium Based Charge or, if there has been no Premium Base Charge, then since the Contract issue date. The Premium Based Charge will be assessed only with respect to Contract Value invested in Sub-Accounts and not investments in the Fixed Account . The Premium Based Charge is intended to compensate us for a portion of our acquisition expenses, including promotion and distribution of the Contract. A Premium Based Charge will be deducted upon:

    1.   each Quarterly Contract Anniversary; and/or

    2.   full Surrender.

The amount of Remaining Gross Premium used for calculating the Premium Based Charge is determined on the date of each of the above transactions.

Please see Premium Based Charge Examples 1-2 in Appendix A.

If a Beneficiary elects to continue the Contract under any of the available options described under the Standard Death Benefits section below, we will continue to deduct the Premium Based Charge, based on the portion of Remaining Gross Premium applicable for that Beneficiary. The Premium Based Charge is taken proportionally out of the Sub-Accounts.

Please see Premium Based Charge Example 2 in Appendix A for an example of how the Premium Based Charge and CDSC work together.

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FUND FACILITATION FEE

We apply a daily fund facilitation fee to the assets in certain Sub-Accounts at the following annualized rates:


FUND NAME                                                             RATE
--------------------------------------------------------------------------------
American Funds Insurance Series(R) - Managed Risk Asset Allocation
 Fund                                                                  0.10%
BlackRock High Yield V.I. Fund                                         0.10%
BlackRock U.S. Government Bond V.I. Fund                               0.10%
FVIT Select Advisor Managed Risk Portfolio                             0.05%
Hartford Capital Appreciation HLS Fund                                 0.05%
Hartford Index HLS Fund                                                0.15%
Hartford Total Return Bond HLS Fund                                    0.05%
Invesco V.I. Money Market Fund                                         0.10%
PIMCO Total Return Portfolio                                           0.15%
TOPS(TM) Managed Risk Balanced ETF Portfolio                           0.15%
TOPS(TM) Managed Risk Growth ETF Portfolio                             0.40%
TOPS(TM) Managed Risk Moderate Growth ETF Portfolio                    0.25%


The Fund Facilitation Fee allows us to offer these Funds to you, even though the amounts paid to us by the Funds are not sufficient to allow us to meet our expenses and revenue targets.

PREMIUM TAXES

A deduction is also made for Premium taxes, if any, imposed on us by a state, municipality, or other governmental entity. The tax, currently ranging from 0% to 3.5%, when annuity payments begin or upon full Surrender. We will pay Premium taxes at the time imposed under applicable law. We may deduct Premium taxes at the time we pay such taxes to the applicable taxing authorities, upon full Surrender, or when annuity payments commence.

SALES CHARGES

CONTINGENT DEFERRED SALES CHARGES (CDSC) (B AND L SHARE CONTRACTS)

Subject to the exclusions below, we may deduct a CDSC when you make full Surrenders, Partial Withdrawals or withdraw Commuted Value of Annuity Payouts under Annuity Payout Options Three, Five or Six. This charge is designed to recover acquisition expenses that have not yet been recouped from revenue generated by your Contract. Premium Payments will be taken out on a first-in, first-out basis. This may impact whether subsequent Partial Withdrawals might be subject to a CDSC. Please see Sections 4.c Surrenders, and 4.d Annuity Payouts, for more information regarding when a CDSC may be applied.

We use the following general approach to calculating your CDSC:

 Step 1. Remaining Gross Premium not subject to CDSC that have been invested for longer than the applicable CDSC period can always be taken out free of any CDSC. The applicable CDSC period begins on the date we receive the Premium Payment. Please see
          Section 2 Fee Summary for a description of CDSC periods applicable to your share class.

 Step 2. If the amount of money that you wish to take out is less than your FWA (as described below), plus any amount from step 1, then this sum will also be paid to you without the imposition of a CDSC. No further steps will be applied.

 Step 3. Assuming that steps 1 and 2 do not apply because the amount of money that you wish to take out is more than your FWA and is still subject to a CDSC, then we will deduct your FWA from the amount of the money you wish to take out and then process your request using steps 4-6.

 Step 4. We will then multiply Remaining Gross Premiums still subject to CDSC by a factor. The factor is equal to the amount of money resulting from step 3 divided by the Contract Value above the available FWA. If you take a Surrender during declining market conditions, Remaining Gross Premiums will have the effect of increasing the percentage of your Contract Value that is subject to a CDSC.

 Step 5. We will then take the amount of Remaining Gross Premium resulting from step 4 and multiply it by the corresponding CDSC percentage as shown in the Fee Summary using the applicable CDSC schedule. Each Premium Payment has its own CDSC schedule regardless of whether it has been invested in the Sub-Accounts or the Fixed Account.

 Step 6. We then deduct the CDSC calculated in step 5 from the amount of money in step 3, plus FWA and pay the remaining balance to you.

These same steps are generally used when a CDSC is charged upon Annuity Payouts (as applicable under the Annuity Payout Options noted above).

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Please refer to CDSC Examples 1-5 in Appendix A for further information about how these formulas will be applied.

THE FOLLOWING ARE NOT SUBJECT TO A CDSC:

- Free Withdrawal Amount - During a period when a CDSC may be applied, you may fully Surrender up to the greater of:

       - 5% of remaining gross premium that would otherwise be subject to a CDSC, or

       -   earnings.

  We compute the FWA as of the end of the Valuation Day when a Partial Withdrawal, full Surrender or commutation request is received by us In Good Order.

  You may not carry over unused portions of your FWA from one year to another.

- Lifetime Annual Payments. See Glossary for a definition of Lifetime Annual Payments.

- If you are a patient in a certified long-term care facility or other eligible facility - CDSC will be waived for a Partial Withdrawal or full Surrender if you or the joint Owner are confined for at least 90 calendar days to a: facility which (i) provides skilled nursing care under the supervision of a physician; and (ii) has 24 hour a day nursing services by or under the supervision of a registered nurse; and (iii) keeps a daily medical record of each patient.

    For this waiver to apply, you must:

       -   have owned the Contract continuously since it was issued,

       -   provide written proof of your eligibility satisfactory to us, and

       - request a Partial Withdrawal or the full Surrender within ninety-one calendar days after the last day that you are an eligible patient in a recognized facility or nursing home.

     This waiver is not available if the Owner or the joint Owner is in a facility or nursing home when you purchase the Contract. We will not waive any CDSC applicable to any Premium Payments made while you are in an eligible facility or nursing home. This waiver can be used any time after the first 90 days in a certified long-term care facility or other eligible facility up until ninety days after exiting such a facility. This waiver may not be available in all states.

-   Upon death of any Owner(s) - CDSC will be waived if any Owner(s) dies.

- Upon Annuitization - CDSC will be waived when you annuitize the Contract. However, we will charge a CDSC if the Contract is fully Surrendered during the CDSC period under an Annuity Payout Option which allows commutation.

- For RMDs - CDSC will be waived for any Owner age 70 1/2 or older with a Contract held under an IRA who withdraws an amount equal to or less the RMD for that Contract Year. All requests for RMDs must be in writing.

- For substantially equal periodic payments - CDSC will be waived if you take Partial Withdrawals under the Systematic Withdrawal Program where you receive a scheduled series of substantially equal periodic payments for the greater of five years or to age 59 1/2.

- Upon cancellation during the Right to Cancel Period - CDSC will be waived if you cancel your Contract during the Right to Cancel Period.

- Exchanges - As an accommodation, we may, at our discretion, time-credit CDSC for the time that you held an annuity previously issued by us.

- Settlements - We may, at our discretion, waive or time-credit CDSCs in connection with the settlement of disputes or if required by regulatory authorities.

CHARGES AGAINST THE FUNDS

Annual fund operating expenses - The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution charges, operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds' prospectuses, in Section 2 Fee Summary and in Appendix C.

REDUCED FEES AND CHARGES

We may offer, at our discretion, reduced fees and charges for certain Contracts (including employer-sponsored savings plans) which may result in decreased costs and expenses.

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C. SURRENDERS AND PARTIAL WITHDRAWALS

WHAT KINDS OF FULL SURRENDERS AND PARTIAL WITHDRAWALS ARE AVAILABLE?

BEFORE THE ANNUITY COMMENCEMENT DATE:

Full Surrenders/Contract Termination - When you fully Surrender or terminate your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium taxes, CDSCs, a pro-rated portion of optional benefit charges, if applicable, Premium Based Charges, if applicable, and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.

Partial Withdrawals - You may request a Partial Withdrawal of Contract Value at any time before the Annuity Commencement Date. We will deduct any applicable CDSC. You can request that we deduct this charge in either of two ways. One option, a gross withdrawal, is to deduct the CDSC from the amount that you request. The other option, a net of charges withdrawal, is to fully Surrender an amount of Contract Value greater than what you requested, but after the deduction of CDSC will result in payment to you of the amount you requested. Because the net of charges withdrawal will Surrender a greater amount of Contract Value, your CDSC may be greater under this method. Our default option is a gross withdrawal. Please see CDSC Examples 1-5 in Appendix A.

Partial Withdrawals of Contract Value are taken proportionally out of the Sub-Accounts and the Fixed Account unless you direct us otherwise.

There are several restrictions on Partial Withdrawals of Contract Value before the Annuity Commencement Date:

       - the Partial Withdrawal of Contract Value must be at least equal to $500, and

       - your Contract Value following the Partial Withdrawal must be equal to or greater than the Minimum Contract Value set forth in your Contract. The Minimum Contract Value refers to the minimum Contract Value that you must maintain within this Contract. IF YOU FAIL TO COMPLY, WE RESERVE THE RIGHT TO FULLY TERMINATE YOUR CONTRACT. The Contract Minimum Value varies by Contract share class and may also vary if you have elected certain optional riders. Currently the Minimum Contract Value for Class B, C and L shares is $2,500. We may increase this minimum from time to time, but in no event shall the minimum exceed $10,000 and in many states, cannot be increased after your Contract is issued (see State Variations section for details). Please see "What effect do Partial Withdrawals or full Surrenders have your benefits" under Annual Lock Income Benefit, and Daily Lock Income Benefit for a description of the effect of Partial Withdrawals and the Minimum Contract Value when you elect one of these riders.

Partial Withdrawals will reduce your standard Death Benefit on a dollar-for-dollar basis. Please see the sections of this prospectus describing optional Death Benefit riders for a description of how Partial Withdrawals affect benefits under those riders.

Please consult with your investment professional to be sure that you fully understand the ways a Partial Withdrawal will affect your Contract.

AFTER THE ANNUITY COMMENCEMENT DATE:

Full Surrenders/Contract Termination - You may fully Surrender or terminate your Contract on or after the Annuity Commencement Date only if you selected Annuity Payout Options Three, Five, or Six. IN THE EVENT YOU TERMINATE YOUR CONTRACT AFTER ELECTING ANNUITY PAYOUT OPTION THREE OR FIVE YOU WILL FORFEIT THE LIFE CONTINGENT PAYMENTS PAYABLE UNDER THESE OPTIONS. Upon Contract termination, we pay you the Commuted Value, minus any applicable CDSCs and any applicable Premium Tax.

Partial Withdrawals - Partial Withdrawals are permitted after the Annuity Commencement Date if you select Annuity Payout Option Three, Five, or Six. Upon Partial Withdrawal we will pay you the commuted value minus any applicable CDSC.

Not all Annuity Payout Options may be available if the Contract is issued to qualify under Code Section 408.

WHAT IS THE COMMUTED VALUE?

You may choose to accelerate Annuity Payouts under certain Annuity Payout Options to be received in one lump sum. This is referred to as commuting your Annuity Payout.

The amount that you request to commute must be at least equal to $500. There will be a waiting period of at least thirty days forpayment of any lump sum commutation.

Commuted Value is determined on the day we receive your written request.

HOW DO YOU REQUEST A PARTIAL WITHDRAWAL OR FULL SURRENDER?

Requests for full Surrenders terminating your Contract must be in writing. Requests for Partial Withdrawals can be made in writing, by telephone or via the internet. We will send your money within seven days of receiving complete instructions. However, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.

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We may also postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions from the Fund in connection with the Fund's plan of liquidation, in compliance with rules of the SEC or an order of the SEC.

Written Requests - Complete a Surrender form or send us a letter, signed by you, to our Annuity Service Center stating:

- the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

-   your tax withholding amount or percentage, if any, and

-   your mailing address.

You may submit this form to our Annuity Service Center via fax or a request via the internet.

Unless you specify otherwise, we will provide the dollar amount you want to receive minus applicable taxes and charges as the default option.

If there are joint Owners, both must authorize these transactions. For a Partial Withdrawal, specify the Sub-Accounts that you want your Surrender to come from (this may be limited to pro-rata Surrenders if optional benefits are elected); otherwise, the Surrender will be taken in proportion to the value in each Sub-Account.

Telephone Requests - To request a Partial Withdrawal by telephone, we must have received your completed telephone redemption program enrollment form. If there are joint Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for Partial Withdrawals from either Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Owner, we discontinue the program, or you are no longer the Owner of the Contract. Please call us with any questions regarding restrictions on telephone Surrenders.

Internet Requests - We do not currently offer Partial Withdrawal or full Surrenders via the internet. If in the future we offer internet withdrawals, we must receive your completed internet Partial Withdrawal program enrollment form In Good Order at our Annuity Service Center. If there are joint Owners, both must sign this form. By signing the form, you authorize us to accept internet instructions for Partial Withdrawals from either Owner. Internet authorization will remain in effect until we receive a written cancellation notice from you or your joint Owner, we discontinue the program, or you are no longer the Owner of the Contract. Please call us with any questions regarding restrictions on internet withdrawals. We may modify the requirements for internet withdrawals at any time.

We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. WE MAY MODIFY THE REQUIREMENTS FOR TELEPHONE REDEMPTIONS AT ANY TIME.

Telephone and internet withdrawal instructions received before the end of a Valuation Day will be processed at the end of that Valuation Day. Otherwise, your request will be processed at the end of the next Valuation Day.

Completing a power of attorney form for another person to act on your behalf may prevent you from making Partial Withdrawals via telephone and internet.

WHAT SHOULD BE CONSIDERED ABOUT TAXES?

There are certain tax consequences associated with Partial Withdrawals and full Surrenders. Taking these actions before age 59 1/2 may also affect the continuing tax-qualified status of some Contracts and may result in a penalty tax.

WE DO NOT MONITOR PARTIAL WITHDRAWAL OR FULL SURRENDER REQUESTS. CONSULT YOUR PERSONAL TAX ADVISER TO DETERMINE WHETHER A FULL SURRENDER OR PARTIAL WITHDRAWAL IS PERMISSIBLE, WITH OR WITHOUT FEDERAL INCOME TAX PENALTY.

If you own more than one Contract issued by us or our affiliates in the same calendar year, then these Contracts may be treated as one Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date.

Please see Section 8 for more information.

D. ANNUITY PAYOUTS

Generally speaking, when you annuitize your Contract, you begin the process of converting Accumulation Units into what is known as the payout phase. The payout phase starts when you annuitize your Contract or with your Annuity Commencement Date and ends when we make the last payment required under your Contract. Once you annuitize your Contract, you may no longer make any Premium Payments. You must commence taking Annuity Payouts no later than when you reach your Annuity Commencement Date. Please check with your investment professional to select the Annuity Payout Option that best meets your income needs. All Annuity Payout Options are subject to availability in your state. Annuitizing your Contract may result in the termination of optional riders; see the sections of this prospectus dealing with the optional riders for detailed information.

Upon Annuitization, your Contract Value will be moved to the General Account.

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WHEN DO YOUR ANNUITY PAYOUTS BEGIN?

Contract Value (minus any applicable Premium Taxes) may only be annuitized on the Annuity Commencement Date.

Your Annuity Commencement Date cannot be earlier than your first Contract Anniversary. In no event, however, may the Annuity Commencement Date be later than:

- The later of the oldest Owner's 90th birthday (or if the Owner is a non-natural person, the Annuitant's 90th birthday) or 10 years from the Contract Issue Date (subject to state variation);

- The Annuity Commencement Date stated in an extension request (subject to your Financial Intermediary's rules for granting extension requests) received by us not less than thirty days prior to a scheduled Annuity Commencement Date.

Extending your Annuity Commencement Date may have tax consequences. You should consult a qualified tax adviser before doing so.

We reserve the right, at our discretion, to refuse to extend your Annuity Commencement Date regardless of whether we may have granted extensions in the past to you or other similarly situated investors. Your Financial Intermediary may ask us to prohibit Annuity Commencement Date extensions beyond when the Annuitant turns age 95. Please ask your investment professional whether you are affected by any such prohibition and make sure that you fully understand the implications this might have in regard to your Death Benefits. We will not extend the Annuity Commencement Date beyond the oldest Owner's 100th birthday. If the Owner is a non-natural person, the Annuitant's 100th birthday.

Except as otherwise provided, the Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.

All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only thirty days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.

WHICH ANNUITY PAYOUT OPTION DO YOU WANT TO USE?

Your Contract contains the Annuity Payout Options described below. We may at times offer other Annuity Payout Options. We may change these Annuity Payout Options at any time. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.

-   OPTION 1 - LIFE ANNUITY WITH CASH REFUND

We will make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we will calculate the sum of all Annuity Payouts that were made. If the sum of such Annuity Payments at the time of the Annuitant's death does not equal or exceed the Contract Value (minus any applicable Premium Taxes) at the time of annuitization, we will pay the Beneficiary the difference between the sum of the Annuity Payouts and the Contract Value (minus any applicable Premium Taxes) at annuitization.

-   OPTION 2 - LIFE ANNUITY

We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

-   OPTION 3 - LIFE ANNUITY WITH GUARANTEED PAYMENTS FOR 10 YEARS

We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for 10 years. If the Annuitant dies before 10 years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.

-   OPTION 4 - JOINT AND LAST SURVIVOR LIFE ANNUITY

We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies.

-   OPTION 5 - JOINT AND LAST SURVIVOR LIFE ANNUITY GUARANTEED PAYMENTS FOR 10
    YEARS

We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts 10 years. If the Annuitant and the Joint Annuitant both die before ten years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.

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-   OPTION 6 - GUARANTEED PAYMENT PERIOD ANNUITY

We agree to make payments for a specified time. The minimum period that you can select is 10 years. The maximum period that you can select is 30 years. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum.

YOU CANNOT TERMINATE YOUR CONTRACT ONCE ANNUITY PAYOUTS BEGIN, UNLESS YOU HAVE SELECTED ANNUITY PAYOUT OPTIONS THREE, FIVE OR SIX. A CDSC, IF APPLICABLE, MAY BE DEDUCTED.

For certain qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.

AUTOMATIC ANNUITY PAYOUTS

In most states, if you do not elect an Annuity Payout Option, quarterly Annuity Payouts will automatically begin on the Annuity Commencement Date under Annuity Payout Option Three. In other states, if you do not elect an Annuity Payout Option, quarterly Annuity Payouts will automatically begin on the Annuity Commencement Date under Annuity Payout Option One (see the State Variations section for details).

HOW OFTEN DO YOU WANT THE PAYEE TO RECEIVE ANNUITY PAYOUTS?

In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

-   monthly (only available with direct deposit),

-   quarterly,

-   semi-annually, or

-   annually.

Once you select a frequency, it cannot be changed. When selecting a frequency other than monthly, the Payout Purchase Rate used to determine Annuity Payouts will be adjusted by a factor. The factor accounts for the current value of accelerated Payouts, and will result in a Payout that is less than the sum of each monthly Payout that would have been paid during the same period of time. If you do not make a selection, the Payee will receive quarterly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $100. If the amount falls below $100, we have the right to change the frequency to bring the Annuity Payout up to at least $100.

-   FIXED DOLLAR AMOUNT ANNUITY PAYOUTS

You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium taxes, by an annuity rate set by us.

5. DEATH BENEFITS

A. STANDARD DEATH BENEFIT

WHAT IS THE DEATH BENEFIT AND HOW IS IT CALCULATED?

The Death Benefit is the amount we will pay if the Owner or joint Owner dies before we begin to make Annuity Payouts. The Standard Death Benefit is equal to your Contract Value calculated as of the Valuation Day when we receive a certified death certificate or other legal document acceptable to us In Good Order at our Annuity Service Center. The calculated Death Benefit will remain invested according to the Owner's last instructions until we receive complete written settlement instructions from the Beneficiary but in no event sooner than the day following the day on which we receive due proof of death. This means the Death Benefit amount will fluctuate with the performance of the Account. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the Fixed Account for each Beneficiary's portion of the proceeds. The Premium Based Charge is not assessed when the Death Benefit is paid.

Please see the heading entitled "What kinds of Surrenders are available? - Before the Annuity Commencement Date" in Section 4.c Surrenders. Taking Excess Withdrawals may significantly negatively affect your Death Benefit. Please consult with your investment professional before making Excess Withdrawals to be sure that you fully understand the ways such a decision will affect your Contract. If you have not elected an Optional Withdrawal Benefit, all Partial Withdrawals are Excess Withdrawals and if you have elected an Optional Withdrawal Benefit, any Partial Withdrawal prior to the Minimum Income age is also an Excess Withdrawal.

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B. RETURN OF PREMIUM

OBJECTIVE

To provide a Death Benefit equal to the greater of Premium Payments adjusted for Partial Withdrawals; or Contract Value that we will pay if the Owner or joint Owner dies before we begin to make Annuity Payouts.

Please consider the following prior to electing this rider:

- Excess Withdrawals will reduce the benefit proportionally, as described below.

-   The Premium Based Charge is not assessed when the Death Benefit is paid.

WHEN CAN YOU BUY THE RIDER?

You may elect this rider at any time, provided you have not previously elected any optional Death Benefit. Non-natural Owners cannot elect this rider after the Contract issue date.

IF YOU ELECT THIS RIDER OTHER THAN AT CONTRACT ISSUANCE,RIDER BENEFITS WILL BE CALCULATED FROM THE RIDER EFFECTIVE DATE, NOT THE CONTRACT ISSUE DATE. THE STARTING VALUES FOR DETERMINING YOUR DEATH BENEFIT WILL BE YOUR CONTRACT VALUE AS OF THE RIDER EFFECTIVE DATE PLUS SUBSEQUENT PREMIUM PAYMENTS RECEIVED AFTER THE RIDER EFFECTIVE DATE, AND NOT YOUR INITIAL PREMIUM PAYMENT OR ANY OTHER PRIOR VALUES.

This rider may not be available through all Financial Intermediaries and may be subject to additional restrictions set by your Financial Intermediary or us. We reserve the right to withdraw this rider for the sale of new Contracts at any time without notice. The maximum age of any Owner or Annuitant when electing this rider is 80.

DOES ELECTING THIS RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

Yes. You may not elect this rider if you have already elected another optional Death Benefit.

HOW IS THE CHARGE FOR THIS RIDER CALCULATED?

The fee for the rider is based on Premium Payments adjusted for Partial Withdrawals and is assessed on each Quarterly Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Quarterly Contract Anniversary. A pro-rated charge will be deducted in the event of a full Surrender of this Contract, revocation of this rider; or election of this rider other than on the Contract Anniversary. The charge for the rider will be withdrawn from each Sub-Account in the same proportion that the value of each Sub-Account bears to the total Contract Value, excluding the Fixed Account. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts.

The rider fee may be increased or decreased at each Contract Anniversary.

IS THIS RIDER DESIGNED TO PAY YOU DEATH BENEFITS?

Yes. This Death Benefit is equal to the higher of A or B:

A     =   Contract Value; or
B     =   Premium Payments adjusted for Partial Withdrawals.

The death benefit before the Annuity Commencement Date under this rider is limited. The death benefit cannot exceed the Contract Value at the time we receive due proof of death, plus $1 million.

The Premium Based Charge is not assessed when the Death Benefit is paid.

See the Return of Premium Example 1 in Appendix A.

DOES THIS RIDER REPLACE THE STANDARD DEATH BENEFIT?

Yes.

CAN YOU TERMINATE THIS RIDER?

Yes. At anytime following the fifth anniversary of the rider effective date, the Owner may elect to terminate this rider. You may also terminate this rider on or after the first anniversary of the rider effective date if the rider charge at that time is greater than the rider charge on the rider effective date. If this rider is terminated, then a pro-rated rider charge will be assessed on the termination date, and will not be assessed thereafter. The Death Benefit will be reset to the Standard Death Benefit. No other optional Death Benefit may be elected following the termination. Please also see "Other Information" at the end of this section for other ways the rider may terminate.

A company-sponsored exchange of this rider will not be considered to be a termination by you of the rider. This rider will also terminate upon election of a Death Benefit option (described in Sections 5.f and 5.g) by the Beneficiary (excluding Spousal Contract continuation).

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WHAT EFFECT DO PARTIAL WITHDRAWALS HAVE ON YOUR BENEFITS UNDER THE RIDER?

Partial Withdrawals reduce your Death Benefit in different ways depending on whether they are Excess Withdrawals or not.

- PARTIAL WITHDRAWALS THAT ARE NOT EXCESS WITHDRAWALS will reduce your Death Benefit on a dollar for dollar basis.

- EXCESS WITHDRAWALS WILL REDUCE YOUR DEATH BENEFIT ON A PROPORTIONATE BASIS. IF YOUR CONTRACT VALUE IS LESS THAN YOUR DEATH BENEFIT, REDUCTIONS ON A PROPORTIONATE BASIS WILL BE GREATER THAN IF DONE ON A DOLLAR-FOR-DOLLAR BASIS.

If you elect another optional rider, Partial Withdrawals (including Lifetime Annual Payments) may affect those other riders differently than they affect this rider.

If you have not elected an Optional Withdrawal Benefit, all Partial Withdrawals are Excess Withdrawals and if you have elected an Optional Withdrawal Benefit, any Partial Withdrawal prior to the Minimum Income age is also an Excess Withdrawal.

See Return of Premium Example 1 in Appendix A.

WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

An ownership change will terminate this rider and the Death Benefit will be reset to the Standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed. If the ownership change is a result of Spousal Contract continuation, the Contract Value will be reset to equal the Death Benefit payable on the deceased Spouse's death and the surviving Spouse who continues the Contract may choose to elect any optional Death Benefit rider then available. Please see "Can your Spouse continue your Death Benefit?" below for additional information.

Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.

CAN YOUR SPOUSE CONTINUE YOUR DEATH BENEFIT?

Generally, yes. This rider terminates upon the death of the Owner. The Spouse may continue the Contract under the "Spouse Beneficiary" provision of the Contract, whereby the Contract Owner's Spouse will become the Contract Owner if the Spouse was named as Beneficiary. The Spouse may either choose to continue the Contract or may elect to be paid a Death Benefit option, if eligible. If the Spouse chooses to continue the Contract, we will increase the Contract Value to the Death Benefit value as of the Valuation Day We receive due proof of death according to the future contribution allocation then in effect. The surviving Spouse becomes the new Owner on the effective Valuation Day of the Spousal Contract continuation. This right may be exercised only once during the term of the Contract. The surviving Spouse may re-elect this rider, subject to the election rules that are then in place.

WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, at our discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules. This rider terminates once an Annuity Payout is elected and the Death Benefit terminates.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?

No. We reserve the right to impose investment restrictions in the future for new sales only.

If you elect this rider in combination with an optional living benefit, then in the event of a conflict between the investment restrictions above and those set forth in such optional riders, the investment restrictions in such optional riders shall prevail.

ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?


Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the Contract Anniversary following the rider effective date. We do not currently enforce the right to approve subsequent Premium Payments, except where a subsequent Premium Payment would result in your total Premium Payments exceeding $1 million. In the future, we may expand the circumstances under which we require prior approval of subsequent Premium Payments. There are a variety of factors that could influence our decision to prohibit or restrict subsequent Premium Payments, for example, we could do so in the event of a market disturbance. Any action we take with respect to subsequent Premium Payment restriction or approval will be done on a non-discriminatory basis. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments. A limitation on subsequent Premium Payments means that you would not be able to increase your Death Benefits by making additional deposits into the Contract.


OTHER INFORMATION

The rider may not be appropriate for all investors. Several factors, among others, should be considered:

- IF YOU ARE ELECTING THIS RIDER AFTER YOUR CONTRACT HAS BEEN ISSUED, THE STARTING VALUES FOR THE BENEFIT WILL BE THE CONTRACT VALUE ON THE RIDER EFFECTIVE DATE AND NOT YOUR INITIAL PREMIUM PAYMENT OR ANY OTHER PRIOR VALUES.

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- The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

- We may terminate this rider based upon the following conditions: Spousal Contract continuation, ownership changes, and/or assignment. If we terminate the rider, it cannot be re-elected by you.

- The selection of an Annuity Payout Option and the timing of the selection may have an impact on the tax treatment of the benefits.

- Any Excess Withdrawal will trigger a proportionate reduction to your Death Benefit.

- The fee for the rider may change at every Contract Anniversary. Please carefully review the maximum fee disclosed in Section 2. Fee Summary.

- ANY PAYMENT OBLIGATION WE MAKE UNDER THE CONTRACT, INCLUDING DEATH BENEFITS PAYMENTS, IS SUBJECT TO OUR FINANCIAL STRENGTH AND CLAIMS-PAYING ABILITY AND OUR LONG-TERM ABILITY TO MAKE SUCH PAYMENTS.

C. MAXIMUM ANNIVERSARY VALUE

OBJECTIVE

To provide a Death Benefit equal to the greatest of: (a) Maximum Anniversary Value, (b) Premium Payments adjusted for Partial Withdrawals or (c) Contract Value that we will pay if the Owner or joint Owner dies before we begin to make Annuity Payouts.

Please consider the following prior to electing this rider:

- This rider has investment restrictions. Violation of the investment restrictions may result in termination of this rider.

- Excess Withdrawals will reduce the benefit proportionally, as described below.

-   The Premium Based Charge is not assessed when the Death Benefit is paid.

WHEN CAN YOU BUY THE RIDER?

You can elect this rider at any time provided you have not previously elected any optional Death Benefit. Non-natural Owners cannot elect this rider after the Contract issue date.

IF YOU ELECT THIS RIDER OTHER THAN AT CONTRACT ISSUANCE, RIDER BENEFITS WILL BE CALCULATED FROM THE RIDER EFFECTIVE DATE NOT THE CONTRACT ISSUE DATE. THE STARTING VALUES FOR DETERMINING YOUR DEATH BENEFIT WILL BE YOUR CONTRACT VALUE AS OF THE RIDER EFFECTIVE DATE, NOT YOUR INITIAL PREMIUM PAYMENT OR ANY OTHER PRIOR VALUES.

This rider may not be available in all states or through all Financial Intermediaries and may be subject to additional restrictions set by your Financial Intermediary or us. We reserve the right to withdraw this rider for the sale of new Contracts at any time without notice. The maximum age of any Owner or Annuitant when electing this rider is 75.

DOES ELECTING THIS RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

Yes. You may not elect this rider if you have already elected another optional Death Benefit.

HOW IS THE CHARGE FOR THIS RIDER CALCULATED?

The fee for the rider is based on the greater of (i) Premium Payments adjusted for Partial Withdrawals or (ii) Maximum Anniversary Value is assessed on each Quarterly Contract Anniversary. This rider fee will be automatically deducted from your Contract Value on your Quarterly Contract Anniversary. A pro-rated charge will be deducted in the event of a full Surrender of this Contract; revocation of this rider; or election of this rider other than on the Quarterly Contract Anniversary. The charge for the rider will be withdrawn from each Sub-Account in the same proportion that the value of each Sub-Account bears to the total Contract Value, excluding the Fixed Account. The rider fee may be increased or decreased on each Contract Anniversary.

IS THIS RIDER DESIGNED TO PAY YOU DEATH BENEFITS?

Yes. This Death Benefit is equal to the greatest of A, B or C:

A     =   Contract Value;
B     =   Premium Payments adjusted for Partial Withdrawals; or
C     =   Maximum Anniversary Value, prior to the earlier of date of death or the decedent's 81st birthday.

The Premium Based Charge is not assessed when the Death Benefit is paid.

See Maximum Anniversary Value Example 1 in Appendix A.

The Death Benefit before the Annuity Commencement Date under this rider is limited. The death benefit cannot exceed the Contract Value at the time we receive due proof of death, plus $1 million.

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If we permit you to elect this rider after the Contract has been issued, the starting values for Contract Value, Premium Payments and Maximum Anniversary Value will all be reset to Contract Value as of the Valuation Day that you elect this rider. Contract Value and Premium Payments prior to election of the rider (as well as those values that would have been used to set the Maximum Anniversary Value had this rider been elected upon Contract issuance), will be disregarded.

DOES THIS RIDER REPLACE THE STANDARD DEATH BENEFIT?

Yes.

CAN YOU TERMINATE THIS RIDER?

Yes. At anytime on or after the first anniversary of the rider effective date, the Owner may elect to terminate this rider if the rider charge on the date of termination is greater than the rider charge on the rider issue date. If this rider is terminated, then a pro-rated rider charge will be assessed on the termination date, and will no longer be assessed thereafter. The Death Benefit will be reset to the Standard Death Benefit. No other optional Death Benefit may be elected following the termination. Please also see "Other Information" at the end of this section for other ways the rider may terminate.

WHAT EFFECT DO PARTIAL WITHDRAWALS HAVE ON YOUR BENEFITS UNDER THE RIDER?

Partial Withdrawals reduce your Death Benefit in different ways depending on whether they are Excess Withdrawals or not.

- PARTIAL WITHDRAWALS THAT ARE NOT EXCESS WITHDRAWALS will reduce your Death Benefit on a dollar for dollar basis.

- EXCESS WITHDRAWALS WILL REDUCE YOUR DEATH BENEFIT ON A PROPORTIONATE BASIS. IF YOUR CONTRACT VALUE IS LESS THAN YOUR DEATH BENEFIT, REDUCTIONS ON A PROPORTIONATE BASIS WILL BE GREATER THAN IF DONE ON A DOLLAR-FOR-DOLLAR BASIS.

See Maximum Anniversary Value Example 2 in Appendix A for an illustration of this calculation.

If you elect another optional rider, Partial Withdrawals (including Lifetime Annual Payments) may affect those other riders differently than they affect this rider.

If you have not elected an Optional Withdrawal Benefit, all Partial Withdrawals are Excess Withdrawals and if you have elected an Optional Withdrawal Benefit, any Partial Withdrawal prior to the Minimum Income age is also an Excess Withdrawal.

WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

An ownership change will terminate this rider and the Death Benefit will be reset to the Standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed. If the ownership change is a result of Spousal Contract continuation, the Contract Value will be reset to equal the Death Benefit payable on the deceased Spouse's death and the surviving Spouse who continues the Contract may choose to elect any optional Death Benefit rider then available. Please see "Can your Spouse continue your Death Benefit?" below for additional information.

Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.

CAN YOUR SPOUSE CONTINUE YOUR DEATH BENEFIT?

Generally, yes. This rider terminates upon the death of the Owner. The Spouse may continue the Contract under the "Spouse Beneficiary" provision of the Contract, whereby the Contract Owner's Spouse will become the Contract Owner if the Spouse was named as sole Beneficiary. The Spouse may either choose to continue the Contract or may elect to be paid a Death Benefit option, if eligible. If the Spouse chooses to continue the Contract, we will increase the Contract Value to the Death Benefit value as of the Valuation Day We receive due proof of death according to the future contribution allocation then in effect. The surviving Spouse becomes the new Owner on the effective Valuation Day of the Spousal Contract continuation. This right may be exercised only once during the term of the Contract. The surviving Spouse may re-elect this rider, subject to the election rules that are then in place.

WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, at our discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules. This rider terminates once an Annuity Payout Option is elected and the Death Benefit terminates.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?

Yes. You must invest your Contract Value (including future investments) within an approved asset allocation model(s), Sub-Account(s), and other investment program(s) approved and designated by us. This means you will be limited in your choice of Sub-Account investments. This also means you will not be able to allocate your Contract Value to all available Sub-Accounts. Current investment restrictions are listed in Appendix D.

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We may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Sub-Accounts, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Sub-Account (i) is merged into another fund, (ii) changes investment objectives, (iii) closes to further investments, and/or (iv) fails to meet acceptable risk parameters. These reservations will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to "Other Program considerations" under the section entitled "What other ways can you invest?" in Section 4.a for more information regarding the potential impact of fund mergers and liquidations with respect to then existing investments within an asset allocation model.

Except as provided below, failure to comply with any applicable investment requirement or restriction will result in termination of the rider. If the rider is terminated by us for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a five day reinstatement period to do this. The reinstatement period will begin upon termination of the rider.

UPON REINSTATEMENT OF YOUR RIDER, YOUR PREMIUM PAYMENTS WILL BE RESET TO EQUAL THE LOWER OF THE CONTRACT VALUE AS OF THE VALUATION DAY OF THE REINSTATEMENT OR THE PREMIUM PAYMENTS (ADJUSTED FOR PARTIAL WITHDRAWALS) PRIOR TO THE TERMINATION. IF APPLICABLE, YOUR MAXIMUM ANNIVERSARY VALUE WILL BE RESET AT THE LOWER OF THE CONTRACT VALUE OR MAXIMUM ANNIVERSARY VALUE PRIOR TO THE REVOCATION AS OF THE DATE OF THE REINSTATEMENT. WE WILL DEDUCT A PRO-RATED RIDER CHARGE ON YOUR QUARTERLY CONTRACT ANNIVERSARY FOLLOWING THE REINSTATEMENT FOR THE TIME PERIOD BETWEEN THE REINSTATEMENT DATE AND YOUR FIRST CONTRACT ANNIVERSARY FOLLOWING THE REINSTATEMENT. VIOLATION OF THESE INVESTMENT RESTRICTIONS COULD RESULT IN A SERIOUS EROSION OF THE VALUE IN THIS RIDER.

It may be presumed that investment in any of the approved asset allocation model(s), Sub-Account(s), or other investment program(s) could mitigate losses but also hamper potential gains. The approved asset allocation model(s), Sub-Account(s), or other investment program(s) provide very different potential risk/reward characteristics. Other investment options that are available if investment restrictions did not apply may offer the potential for higher returns. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. These investment restrictions may limit your Contract Value and benefits. Before you elect an optional benefit that is subject to investment restrictions, you and your Financial Intermediary should carefully consider whether the investment options available under the investment restrictions meet your investment objectives and risk tolerance.


Investment restrictions may reduce the overall volatility in investment performance. Such reduced volatility may reduce returns on investments and mitigate our guarantee obligations under the Contract. Investment restrictions do not guarantee reduced volatility.


If you elect this rider in combination with an optional living benefit, then in the event of a conflict between the investment restrictions above and those set forth in such optional riders, the investment restrictions in such optional riders shall prevail.

ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?


Yes. We reserve the right to approve all subsequent Premium Payments received after the first Contract Anniversary following the rider effective date. We do not currently enforce the right to approve subsequent Premium Payments, except where a subsequent Premium Payment would result in your total Premium Payments exceeding $1 million. In the future, we may expand the circumstances under which we require prior approval of subsequent Premium Payments. There are a variety of factors that could influence our decision to prohibit or restrict subsequent Premium Payments, for example, we could do so in the event of a market disturbance. Any action we take with respect to subsequent Premium Payment restriction or approval will be done on a non-discriminatory basis. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments. A limitation on subsequent Premium Payments means that you would not be able to increase your Death Benefits by making additional deposits into the Contract.


OTHER INFORMATION

The rider may not be appropriate for all investors. Several factors, among others, should be considered:

- IF YOU ARE ELECTING THIS RIDER AFTER YOUR CONTRACT HAS BEEN ISSUED, THE STARTING VALUES FOR THE BENEFIT WILL BE THE CONTRACT VALUE ON THE RIDER EFFECTIVE DATE AND NOT YOUR INITIAL PREMIUM PAYMENT OR ANY OTHER PRIOR VALUES.

- The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

- We may terminate this rider based upon the following conditions: Spousal Contract continuation, ownership changes, assignment and/or violation of the investment restrictions. If we terminate the rider, it cannot be re-elected by you.

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- The selection of an Annuity Payout Option and the timing of the selection may have an impact on the tax treatment of the benefits.

- Any Excess Withdrawal will trigger a proportionate reduction to your Death Benefit.

- Transfers made pursuant to a Systematic Withdrawal Program may violate this rider if made during the reinstatement period following a violation of investment restrictions under this rider.

- The fee for the rider may change at every Contract Anniversary. Please carefully review the maximum fee disclosed in Section 2. Fee Summary.

- You should consult with your investment professional for assistance in determining whether these investment restrictions are suited for your financial needs and risk tolerance.

- ANY PAYMENT OBLIGATION WE MAKE UNDER THE CONTRACT, INCLUDING DEATH BENEFITS PAYMENTS, IS SUBJECT TO OUR FINANCIAL STRENGTH AND CLAIMS-PAYING ABILITY AND OUR LONG-TERM ABILITY TO MAKE SUCH PAYMENTS.

D. LEGACY LOCK

OBJECTIVE

To provide a Death Benefit equal to the greatest of: (a) Enhanced Return of Premium (Premium Payments adjusted for certain Partial Withdrawals); (b) Base Return of Premium (as defined in the glossary); or (c) Contract Value. We will pay the Death Benefit if the Owner or joint Owner dies before we begin to make Annuity Payouts.

Please consider the following prior to electing this rider:

- This rider has investment restrictions. Violation of the investment restrictions may result in termination of this rider.

- Lifetime Annual Payments taken prior to Minimum Contract Value under Annual Lock Income Benefit, or Daily Lock Income Benefit will not reduce the value of the Enhanced Return of Premium component of this Death Benefit.

- Partial Withdrawals that exceed the Annual Lock Income Benefit, or Daily Lock Income Benefit Lifetime Annual Payments will reduce the benefit proportionally, as described below.

- The Enhanced Return of Premium component of this Death Benefit reduces to zero if your Contract Value falls below the Minimum Amount Rule.

-   The Premium Based Charge is not assessed when the Death Benefit is paid.

WHEN CAN YOU BUY THE RIDER?

You can elect this rider at the time that you elect either Annual Lock Income Benefit or Daily Lock Income Benefit and have not elected any other optional Death Benefit. Non-natural Owners cannot elect this rider after the Contract issue date.

IF YOU ELECT THIS RIDER OTHER THAN AT CONTRACT ISSUANCE, RIDER BENEFITS WILL BE CALCULATED FROM THE RIDER EFFECTIVE DATE, NOT THE CONTRACT ISSUE DATE. THE STARTING VALUES FOR DETERMINING YOUR DEATH BENEFIT WILL BE YOUR CONTRACT VALUE AS OF THE RIDER EFFECTIVE DATE, NOT YOUR INITIAL PREMIUM PAYMENT OR ANY OTHER PRIOR VALUES.

This rider may not be available in all states or through all Financial Intermediaries and may be subject to additional restrictions set by your Financial Intermediary or us. We reserve the right to withdraw this rider at any time without notice. The maximum age of any Owner or Annuitant when electing this rider is 70.

DOES ELECTING THIS RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

Yes. You may not elect this rider if you have already elected any other optional Death Benefit.

HOW IS THE CHARGE FOR THIS RIDER CALCULATED?

The fee for the rider is based on the greater of (a) Enhanced Return of Premium or (b) Base Return of Premium and is assessed on each Quarterly Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Quarterly Contract Anniversary. A pro-rated charge will be deducted in the event of a full Surrender of this Contract; revocation of this rider; or election of this rider other than on the Quarterly Contract Anniversary. The charge for the rider will be withdrawn from each Sub-Account in the same proportion that the value of each Sub-Account bears to the total Contract Value, excluding the Fixed Account. The rider fee may be increased or decreased on each Contract Anniversary.

IS THIS RIDER DESIGNED TO PAY YOU DEATH BENEFITS?

Yes. The Death Benefit is equal to the greatest of: (a) Enhanced Return of Premium (Premium Payments adjusted for certain Partial Withdrawals), (b) Base Return of Premium or (c) Contract Value.

The Premium Based Charge is not assessed when the Death Benefit is paid.

See the Legacy Lock Examples 1 and 2 in Appendix A.

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DOES THIS RIDER REPLACE THE STANDARD DEATH BENEFIT?

Yes.

CAN YOU TERMINATE THIS RIDER?

Yes. At anytime on or after the first anniversary of the rider effective date, the Owner may elect to terminate this rider if the rider charge on the date of termination is greater than the rider charge on the rider issue date. If this rider is terminated, then a pro-rated rider charge will be assessed on the termination date, and will no longer be assessed thereafter. The Death Benefit will be reset to the Standard Death Benefit. No other optional Death Benefit may be elected following the termination. Please also see "Other Information" at the end of this section for other ways the rider may terminate.

ADDITIONALLY, IF YOUR ANNUAL LOCK INCOME BENEFIT, OR DAILY LOCK INCOME BENEFIT RIDER IS TERMINATED FOR ANY REASON, THIS RIDER WILL ALSO TERMINATE. Please see "Other Information" below for other conditions which may result in termination of the rider.

WHAT EFFECT DO PARTIAL WITHDRAWALS HAVE ON YOUR BENEFITS UNDER THE RIDER?

Partial Withdrawals reduce your Death Benefit in different ways depending on whether they are Excess Withdrawals or not.

- PARTIAL WITHDRAWALS THAT ARE NOT EXCESS WITHDRAWALS will not reduce your Enhanced Return of Premium prior to reaching Minimum Contract Value, but will reduce your Base Return of Premium and Contract Value on a dollar for dollar basis.

- EXCESS WITHDRAWALS WILL REDUCE YOUR DEATH BENEFIT ON A PROPORTIONATE BASIS. IF YOUR CONTRACT VALUE IS LESS THAN YOUR DEATH BENEFIT, REDUCTIONS ON A PROPORTIONATE BASIS WILL BE GREATER THAN IF DONE ON A DOLLAR-FOR-DOLLAR BASIS.

If you have not elected an Optional Withdrawal Benefit, all Partial Withdrawals are Excess Withdrawals and if you have elected an Optional Withdrawal Benefit, any Partial Withdrawal prior to the Minimum Income age is also an Excess Withdrawal.

See Legacy Lock Example 1 in Appendix A for an illustration of this calculation.

DEATH BENEFIT STEP-UP AFTER FIRST PARTIAL WITHDRAWAL

The Enhanced Return of Premium component of Legacy Lock is eligible for an automatic one-time step-up to the Contract Value upon the first Partial Withdrawal. The step-up will occur if the Contract Value prior to the Partial Withdrawal is greater than the Enhanced Return of Premium value on the Valuation Day prior to the first Partial Withdrawal.

ENHANCED RETURN OF PREMIUM COMPONENT OF LEGACY LOCK

The Enhanced Return of Premium component equals 100% of Premium, adjusted by some Partial Withdrawals as described above. Enhanced Return of Premium will be increased by subsequent Premium and may be eligible for a one-time step-up.

If your Contract Value on any Contract Anniversary is ever reduced below the Minimum Amount Rule (equal to the greater of the Minimum Contract Value described in section 4.c or one Lifetime Annual Payment under any optional guaranteed lifetime withdrawal benefit rider) as a result of investment performance, or deduction of fees and/or charges or if on any Valuation Day a Partial Withdrawal is taken that reduces your Contract Value below the Minimum Amount Rule, we will no longer accept subsequent Premium Payments. In addition, THE ENHANCED RETURN OF PREMIUM COMPONENT OF YOUR DEATH BENEFIT WILL BE RESET TO EQUAL ZERO. THE DEATH BENEFIT WILL THEN BE EQUAL TO THE GREATER OF: (A) CONTRACT VALUE OR (B) BASE RETURN OF PREMIUM.

You may then either make a full Surrender and terminate your Contract and rider, or you may continue your Contract. If you continue your Contract, you must transfer your remaining Contract Value to approved Sub-Account(s) and/or Program(s) within ten business days or we will exercise our reserved contractual rights to reallocate these sums to the money market Sub-Account.

WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

An ownership change will terminate this rider and the Death Benefit will be reset to the Standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed. If the ownership change is a result of Spousal Contract continuation, the Contract Value will be reset to equal the Death Benefit payable on the deceased Spouse's death and the surviving Spouse who continues the Contract may choose to elect any optional Death Benefit rider then available. Please see "Can your Spouse continue your Death Benefit?" below for additional information.

Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.

CAN YOUR SPOUSE CONTINUE YOUR DEATH BENEFIT?

Generally, yes. This rider terminates upon the death of the Owner. The Spouse may continue the Contract under the "Spouse Beneficiary" provision of the Contract, whereby the Contract Owner's Spouse will become the Contract Owner if the Spouse was named as sole Beneficiary. The Spouse may either choose to continue the Contract or may elect to be paid a Death Benefit option, if eligible. If the Spouse chooses to continue the Contract, we will increase the Contract Value to the Death Benefit value as of the Valuation Day We receive due proof of death according to the future contribution allocation then in effect. The surviving Spouse becomes the

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new Owner on the effective Valuation Day of the Spousal Contract continuation. This right may be exercised only once during the term of the Contract. The surviving Spouse may re-elect this rider, subject to the election rules that are then in place.

WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

Except as otherwise provided, if you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, at our discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules. This rider terminates once an Annuity Payout Option is elected and the Death Benefit terminates.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?

Yes. You must concurrently elect Annual Lock Income Benefit and abide by the Annual Lock Income Benefit investment restrictions or you must concurrently elect Daily Lock Income Benefit and abide by the Daily Lock Income Benefit investment restrictions in order to elect this rider.

ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?


Yes. We require prior approval of subsequent Premium Payments after the first Contract Anniversary after the rider effective date. We do not currently enforce the right to approve subsequent Premium Payments, except where a subsequent Premium Payment would result in your total Premium Payments exceeding $1 million. In the future, we may expand the circumstances under which we require prior approval of subsequent Premium Payments. There are a variety of factors that could influence our decision to prohibit or restrict subsequent Premium Payments, for example, we could do so in the event of a market disturbance. Any action we take with respect to subsequent Premium Payment restriction or approval will be done on a non-discriminatory basis. Following you Annuity Commencement Date, we will no longer accept subsequent Premium Payments. A limitation on subsequent Premium Payments means that you would not be able to increase your Death Benefits by making additional deposits into the Contract.


OTHER INFORMATION

The rider may not be appropriate for all investors. Several factors, among others, should be considered:

- IF YOU ARE ELECTING THIS RIDER AFTER YOUR CONTRACT HAS BEEN ISSUED, THE STARTING VALUES FOR THE BENEFIT WILL BE THE CONTRACT VALUE ON THE RIDER EFFECTIVE DATE AND NOT YOUR INITIAL PREMIUM PAYMENT OR ANY OTHER PRIOR VALUES.

- You can only elect this rider if you elect Annual Lock Income Benefit, or Daily Lock Income Benefit. You will be required to invest according to the Annual Lock Income Benefit or Daily Lock Income Benefit investment restrictions, as applicable.

- You will automatically receive a one-time step-up of the Enhanced Return of Premium to the Contract Value, if greater, upon the first Partial Withdrawals. We will not provide a notice prior to applying this step-up.

- IF YOUR CONTRACT VALUE IS REDUCED BELOW THE MINIMUM AMOUNT RULE, THE ENHANCED RETURN OF PREMIUM COMPONENT OF THE DEATH BENEFIT WILL BE REDUCED TO ZERO. PLEASE SEE SECTION 4.C. SURRENDERS FOR MORE INFORMATION REGARDING THE MINIMUM CONTRACT VALUE. THIS HAS THE EFFECT OF PROVIDING A DEATH BENEFIT THAT WAS REDUCED BY ALL PRIOR PARTIAL WITHDRAWALS, INCLUDING LIFETIME ANNUAL PAYMENTS. IN ADDITION, ANY STEP-UP APPLIED TO THE ENHANCED RETURN OF PREMIUM COMPONENT OF THE DEATH BENEFIT WILL BE LOST.

- The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

- We may terminate this rider based upon the following conditions: Spousal Contract continuation, ownership changes, and/or assignment or if Annual Lock Income Benefit or Daily Lock Income Benefit rider is terminated.

-   If we terminate the rider, it cannot be re-elected by you.

- Any Excess Withdrawal will trigger a proportionate reduction to your Death Benefit.

- Legacy Lock is referred to as Enhanced Return of Premium Death Benefit Rider in your Contract.

- The selection of an Annuity Payout Option and the timing of the selection may have an impact on the tax treatment of the benefit.

- Transfers made pursuant to a Systematic Withdrawal Program may violate this rider if made during the reinstatement period following a violation of investment restrictions under this rider.

- The fee for the rider may change at every Contract Anniversary. Please carefully review the maximum fee disclosed in Section 2. Fee Summary.

- You should consult with your investment professional for assistance in determining whether these investment restrictions are suited for your financial needs and risk tolerance.

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- ANY PAYMENT OBLIGATION WE MAKE UNDER THE CONTRACT, INCLUDING DEATH BENEFITS PAYMENTS, IS SUBJECT TO OUR FINANCIAL STRENGTH AND CLAIMS-PAYING ABILITY AND OUR LONG-TERM ABILITY TO MAKE SUCH PAYMENTS.

E. MAXIMUM DAILY VALUE

OBJECTIVE

To provide a Death Benefit equal to the greater of: (a) Maximum Daily Value or
(b) Contract Value that we will pay if the Owner or joint Owner, dies before we begin to make Annuity Payouts.

Please consider the following prior to electing this rider:

- This rider has investment restrictions. Violation of the investment restrictions may result in termination of this rider.

- Partial Withdrawals may reduce the benefit proportionally, as described below.

-   The Premium Based Charge is not assessed when the Death Benefit is paid.

WHEN CAN YOU BUY THE RIDER?

You may elect this rider at any time, provided you have not previously elected any optional Death Benefit. Non-natural Owners cannot elect this rider after the Contract issue date.

IF YOU ELECT THIS RIDER OTHER THAN AT CONTRACT ISSUANCE, RIDER BENEFITS WILL BE CALCULATED FROM THE RIDER EFFECTIVE DATE, NOT THE CONTRACT ISSUE DATE. THE STARTING VALUES FOR DETERMINING YOUR DEATH BENEFIT WILL BE YOUR CONTRACT VALUE AS OF THE RIDER EFFECTIVE DATE, NOT YOUR INITIAL PREMIUM PAYMENT OR ANY OTHER PRIOR VALUES.

This rider may not be available in all states or through all Financial Intermediaries and may be subject to additional restrictions set by your Financial Intermediary or by us. We reserve the right to withdraw this rider at any time without notice. The maximum age on any Owner or Annuitant when electing this rider is 75.

DOES ELECTING THIS RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

Yes. You may not elect this rider if you have already elected another optional Death Benefit.

HOW IS THE CHARGE FOR THIS RIDER CALCULATED?

The fee for the rider is based on the Maximum Daily Value and is assessed on each Quarterly Contract Anniversary. This rider fee will be automatically deducted from your Contract Value on your Quarterly Contract Anniversary prior to all other financial transactions. A pro-rated charge will be deducted in the event of a full Surrender of this Contract; revocation of this rider; or election of this rider other than on the Contract Anniversary. The charge for the rider will be withdrawn from each Sub-Account in the same proportion that the value of each Sub-Account bears to the total Contract Value excluding the Fixed Account. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts.

The rider charge may increase or decrease on each Contract Anniversary.

IS THIS RIDER DESIGNED TO PAY YOU DEATH BENEFITS?

Yes. This Death Benefit is equal to the greater of A or B:

A     =   Contract Value;
B     =   Maximum Daily Value.

The death benefit before the Annuity Commencement Date under this rider is limited. The death benefit cannot exceed the Contract Value at the time we receive due proof of death, plus $1 million.

The Premium Based Charge is not assessed when the Death Benefit is paid.

See Maximum Daily Value Example 1 in Appendix A.

DOES THIS RIDER REPLACE THE STANDARD DEATH BENEFIT?

Yes

CAN YOU TERMINATE THIS RIDER?

Yes. At anytime on or after the first anniversary of the rider effective date, the Owner may elect to terminate this rider if the rider charge on the date of termination is greater than the rider charge on the rider issue date. If this rider is terminated, then a pro-rated rider charge will be assessed on the termination date, and will no longer be assessed thereafter. The Death Benefit will be reset to the Standard Death Benefit. No other optional Death Benefit may be elected following the termination. Please also see "Other Information" at the end of this section for other ways the rider may terminate.

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WHAT EFFECT DO PARTIAL WITHDRAWALS HAVE ON YOUR BENEFITS UNDER THE RIDER?

Partial Withdrawals reduce your Death Benefit in different ways depending on whether they are Excess Withdrawals or not.

- PARTIAL WITHDRAWALS THAT ARE NOT EXCESS WITHDRAWALS will reduce your Death Benefit on a dollar for dollar basis.

- EXCESS WITHDRAWALS WILL REDUCE YOUR DEATH BENEFIT ON A PROPORTIONATE BASIS. IF YOUR CONTRACT VALUE IS LESS THAN YOUR DEATH BENEFIT, REDUCTIONS ON A PROPORTIONATE BASIS WILL BE GREATER THAN IF DONE ON A DOLLAR-FOR-DOLLAR BASIS.

See Maximum Daily Value Examples 2 and 3 in Appendix A for an illustration of this calculation.

If you elect another optional rider, Partial Withdrawals (including Lifetime Annual Payments) may affect those other riders differently than they affect this rider.

If you have not elected an Optional Withdrawal Benefit, all Partial Withdrawals are Excess Withdrawals and if you have elected an Optional Withdrawal Benefit, any Partial Withdrawal prior to the Minimum Income age is also an Excess Withdrawal.

WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

An ownership change will terminate this rider and the Death Benefit will be reset to the Standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed. If the ownership change is a result of Spousal Contract continuation, the Contract Value will be reset to equal the Death Benefit payable on the deceased Spouse's death and the surviving Spouse who continues the Contract may choose to elect any optional Death Benefit rider then available. Please see "Can your Spouse continue your Death Benefit?" below for additional information.

Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.

CAN YOUR SPOUSE CONTINUE YOUR DEATH BENEFIT?

Generally, yes. This rider terminates upon the death of the Owner. The Spouse may continue the Contract under the "Spouse Beneficiary" provision of the Contract, whereby the Contract Owner's Spouse will become the Contract Owner if the Spouse was named as sole Beneficiary. The Spouse may either choose to continue the Contract or may elect to be paid a Death Benefit option, if eligible. If the Spouse chooses to continue the Contract, we will increase the Contract Value to the Death Benefit value as of the Valuation Day We receive due proof of death according to the future contribution allocation then in effect. The surviving Spouse becomes the new Owner on the effective Valuation Day of the Spousal Contract continuation. This right may be exercised only once during the term of the Contract. The surviving Spouse may re-elect this rider, subject to the election rules that are then in place.

WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, at our discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules. This rider terminates once an Annuity Payout Option is elected and the Death Benefit terminates.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?

Yes. You must invest your Contract Value (including future investments) within an approved asset allocation model(s), Sub-Account(s), and other investment program(s) approved and designated by us. This means you will be limited in your choice of Sub-Account investments. This also means you will not be able to allocate your Contract Value to all available Sub-Accounts. Current investment restrictions are listed in Appendix D.

We may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Sub-Accounts, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Sub-Account (i) is merged into another fund, (ii) changes investment objectives, (iii) closes to further investments, and/or (iv) fails to meet acceptable risk parameters. These reservations will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to "Other Program considerations" under the section entitled "What other ways can you invest?" in Section 4.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.

Except as provided below, failure to comply with any applicable investment requirement or restriction will result in termination of the rider. If the rider is terminated by us for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a five day reinstatement period to do this. The reinstatement period will begin upon termination of the rider.

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UPON REINSTATEMENT OF YOUR RIDER, YOUR PREMIUM PAYMENTS WILL BE RESET TO EQUAL THE LOWER OF THE CONTRACT VALUE AS OF THE VALUATION DAY OF THE REINSTATEMENT OR THE PREMIUM PAYMENTS (ADJUSTED FOR WITHDRAWALS) PRIOR TO THE TERMINATION. IF APPLICABLE, YOUR MAXIMUM DAILY VALUE WILL BE RESET AT THE LOWER OF THE CONTRACT VALUE OR MAXIMUM DAILY VALUE PRIOR TO THE REVOCATION AS OF THE DATE OF THE REINSTATEMENT. WE WILL DEDUCT A PRO-RATED RIDER CHARGE ON YOUR CONTRACT ANNIVERSARY FOLLOWING THE REINSTATEMENT FOR THE TIME PERIOD BETWEEN THE REINSTATEMENT DATE AND YOUR FIRST CONTRACT ANNIVERSARY FOLLOWING THE REINSTATEMENT. VIOLATION OF THESE INVESTMENT RESTRICTIONS COULD RESULT IN A SERIOUS EROSION OF THE VALUE IN THIS RIDER.

It may be presumed that investment in any of the approved asset allocation model(s), Sub-Account(s), or other investment program(s) could mitigate losses but also hamper potential gains. The approved asset allocation model(s), Sub-Account(s), or other investment program(s) provide very different potential risk/reward characteristics. Other investment options that are available if investment restrictions did not apply may offer the potential for higher returns. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. These investment restrictions may limit your Contract Value and benefits. Before you elect an optional benefit that is subject to investment restrictions, you and your Financial Intermediary should carefully consider whether the investment options available under the investment restrictions meet your investment objectives and risk tolerance.


Investment restrictions may reduce the overall volatility in investment performance. Such reduced volatility may reduce returns on investments and mitigate our guarantee obligations under the Contract. Investment restrictions do not guarantee reduced volatility.


If you elect this rider in combination with an optional living benefit, then in the event of a conflict between the investment restrictions above and those set forth in such optional riders, the investment restrictions in such optional riders shall prevail.

ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?


Yes. We reserve the right to approve all subsequent Premium Payments received after the first Contract Anniversary following the rider effective date. We do not currently enforce the right to approve subsequent Premium Payments, except where a subsequent Premium Payment would result in your total Premium Payments exceeding $1 million. In the future, we may expand the circumstances under which we require prior approval of subsequent Premium Payments. There are a variety of factors that could influence our decision to prohibit or restrict subsequent Premium Payments, for example, we could do so in the event of a market disturbance. Any action we take with respect to subsequent Premium Payment restriction or approval will be done on a non-discriminatory basis. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments. A limitation on subsequent Premium Payments means that you would not be able to increase your Death Benefits by making additional deposits into the Contract.


OTHER INFORMATION

The rider may not be appropriate for all investors. Several factors, among others, should be considered:

- IF YOU ARE ELECTING THIS RIDER AFTER YOUR CONTRACT HAS BEEN ISSUED, THE STARTING VALUES FOR THE BENEFIT WILL BE THE CONTRACT VALUE ON THE RIDER EFFECTIVE DATE AND NOT YOUR INITIAL PREMIUM PAYMENT OR ANY OTHER PRIOR VALUES.

- The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

- We may terminate this rider based upon the following conditions: Spousal Contract continuation, ownership changes, assignment and/or violation of the investment restrictions. If we terminate the rider, it cannot be re-elected by you.

- The selection of an Annuity Payout Option and the timing of the selection may have an impact on the tax treatment of the benefit.

- Any Excess Withdrawal will trigger a proportionate reduction to your Death Benefit.

- Transfers made pursuant to a Systematic Withdrawal Program may violate this rider if made during the reinstatement period following a violation of investment restrictions under this rider.

- The fee for the rider may change at every Contract Anniversary. Please carefully review the maximum fee disclosed in Section 2. Fee Summary.

- You should consult with your investment professional for assistance in determining whether these investment restrictions are suited for your financial needs and risk tolerance.

- ANY PAYMENT OBLIGATION WE MAKE UNDER THE CONTRACT, INCLUDING DEATH BENEFITS PAYMENTS, IS SUBJECT TO OUR FINANCIAL STRENGTH AND CLAIMS-PAYING ABILITY AND OUR LONG-TERM ABILITY TO MAKE SUCH PAYMENTS.

F. HOW IS THE DEATH BENEFIT PAID?

The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Owner has designated the manner in which the Beneficiary will receive the Death Benefit. We will calculate the Death Benefit as of

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the date we receive a certified death certificate or other legal documents acceptable to us. The Death Benefit amount remains invested according to the last instructions on file and is subject to market fluctuation until complete settlement instructions are received from each Beneficiary. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.

The Beneficiary may elect to leave proceeds from the Death Benefit invested with us for up to five years from the date of death of the Owner if death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers (subject to applicable restrictions) and (b) take Partial Withdrawals without paying CDSCs, if any. We shall endeavor to fully discharge the last instructions from the Owner wherever possible or practical.

The Beneficiary of a non-qualified Contract or IRA (prior to the required distribution date) may also elect an Annuity Payout Option that allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary's remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.

If the Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below. Please see Section 8(C)(2)(f) Federal Tax Considerations for more information.

If the Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Owner's death.

If the Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Owner in the situations described above.

G. WHO WILL RECEIVE THE DEATH BENEFIT?

The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.

If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts, or receive any remaining value such as a cash refund.

IF DEATH OCCURS BEFORE THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .                AND . . .                        AND . . .                     THEN THE . . .
Owner                            There is a surviving joint       The Annuitant is living or       Joint Owner receives the Death
                                 Owner                            deceased                         Benefit.
Owner                            There is no surviving joint      The Annuitant is living or       Beneficiary receives the Death
                                 Owner                            deceased                         Benefit.
Owner                            There is no surviving joint      The Annuitant is living or       Owner's estate receives the
                                 Owner and the Beneficiary        deceased                         Death Benefit.
                                 predeceases the Owner
Annuitant                        The Owner is living                                               The Owner becomes the Annuitant
                                                                                                   and the Contract continues. The
                                                                                                   Owner may name a new Annuitant.

IF DEATH OCCURS ON OR AFTER THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .                             AND . . .                               THEN THE . . .
Owner                                     The Annuitant is living                   Beneficiary becomes the Owner.
Annuitant                                 The Owner is living                       Owner receives the payout at death.
Annuitant                                 The Annuitant is also the Owner           Beneficiary receives the payout at
                                                                                    death.

THESE ARE THE MOST COMMON SCENARIOS. SOME OF THE ANNUITY PAYOUT OPTIONS MAY NOT RESULT IN A PAYOUT AT DEATH.

In the event that the Owner is a non-natural person, the death of the Annuitant will be treated as the death of the Owner.

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6. OPTIONAL WITHDRAWAL BENEFITS

A. ANNUAL LOCK INCOME BENEFIT

OBJECTIVE

The objective of this rider is to provide longevity protection in the form of Lifetime Annual Payments that may periodically increase based on Step Ups or Deferral Bonuses.

Please consider the following prior to electing this rider:

- The rider has investment restrictions. Violation of the investment restrictions may result in termination of the rider.

-   Excess Withdrawals will reduce the rider's benefit, as described below.

HOW DOES THE RIDER HELP ACHIEVE THIS GOAL?

The rider provides an opportunity to receive withdrawals in the form of Lifetime Annual Payments until either the first Covered Life (Single Life Option) or last Covered Life (Joint/Spousal Option) dies. We reserve the right to close the rider to new sales at any time.

WHEN CAN YOU BUY THE RIDER?

You may elect this rider at any time, provided you have not previously elected any optional Withdrawal Benefit. Non-natural Owners cannot elect this rider after the Contract issue date.

IF YOU ELECT THIS RIDER OTHER THAN AT CONTRACT ISSUANCE, RIDER BENEFITS WILL BE CALCULATED FROM THE RIDER EFFECTIVE DATE NOT THE CONTRACT ISSUE DATE. THE STARTING VALUES FOR DETERMINING YOUR WITHDRAWAL BASE AND DEFERRAL BONUS BASE WILL BE YOUR CONTRACT VALUE AS OF THE RIDER EFFECTIVE DATE, NOT YOUR INITIAL PREMIUM PAYMENT OR ANY OTHER PRIOR VALUES.

The maximum age of any Owner or Annuitant when buying the rider is 80.

The rider may not be available through all investment professionals and may be subject to additional restrictions set by your investment professional. We reserve the right to withdraw the rider from sale, vary rider benefits and/or rider charges or any relevant Covered Life options at any time for the sale of new Contracts. The rider may not be available in all states.

We look at the age of Contract parties (e.g., Owner, joint Owners, Spouses, Annuitant and/or Beneficiary) when setting rider benefits (such living persons are called a Covered Life and the specific person whose life and age is used to set benefits is called the relevant Covered Life). For instance, when setting your Withdrawal Percentage, the older Covered Life is the relevant Covered Life when selecting the Single Life Option and the younger Covered Life is the relevant Covered Life when selecting the Joint/Spousal Option. We reserve the right to impose designation restrictions such as making sure that your Spouse is a joint Owner when selecting the Joint/ Spousal Option.

DOES BUYING THE RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

Yes, buying the rider precludes you from electing the Daily Lock Income Benefit rider.

HOW IS THE CHARGE FOR THE RIDER CALCULATED?

The rider has a current charge and maximum rider charge and both are based on your Withdrawal Base. We will deduct the rider charge on each Quarterly Contract Anniversary on a pro-rated basis from each Sub-Account.

We may increase or decrease the rider charge on a prospective basis on each Contract Anniversary up to the maximum described in the Fee Table. THE RIDER CHARGE MAY INCREASE IRRESPECTIVE OF WHETHER YOU RECEIVE EITHER A STEP UP OR A DEFERRAL BONUS. We will not increase the rider charge by more than 0.50% during any Contract Year. We will provide advance notice of changes to your rider charge. You may decline a rider charge increase in which event your Withdrawal Percentage will be reduced by 1%. For example, if your Withdrawal Percentage would be 5%, but you declined a rider fee increase at some point, your Withdrawal Percentage will be 4%. This declination is irrevocable and no future Annual Lock Income Benefit rider fee changes will apply to you. The Rider Charge may also increase if you elect this rider following Spousal Contract continuation, but only if the Single Life option was elected and the rider terminated upon the death of your Spouse.

If the rider is terminated, or if there is a full Surrender from your Contract, then we will deduct a pro-rated share of the rider charge from your Contract Value based on your Withdrawal Base immediately prior to such termination or full Surrender.

DOES YOUR BENEFIT BASE CHANGE UNDER THE RIDER?

Yes. The benefit bases used to set Lifetime Annual Payments (Withdrawal Base) and the Deferral Bonus (Deferral Bonus Base) will fluctuate.

-   WITHDRAWAL BASE

Your initial Withdrawal Base is equal to your initial Premium Payment (without deduction of sales charges, if any). It will generally fluctuate based on:

-   Step Up; or

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-   Deferral Bonuses; and

-   Subsequent Premium Payments or Partial Withdrawals.

On each Contract Anniversary until and including the Contract Anniversary immediately following the oldest Covered Life's 90th birthday, the Withdrawal Base will be reset to equal the greater of your Contract Value (prior to the deduction of the rider charge but after the deduction of any other charge) as of the Contract Anniversary (this event is referred to as a Step Up) or your current Withdrawal Base plus any applicable Deferral Bonus (the amount added to your Withdrawal Base during the Deferral Bonus Period if a Step Up does not occur). You will not receive both a Step Up and a Deferral Bonus in the same Contract Year. We reserve the right to impose an annual Withdrawal Base Cap on the sale of new Contracts only. We do not currently enforce an annual Withdrawal Base Cap.

Please refer to Annual Lock Income Benefit Example 1 in Appendix A for an illustration of ways that your Withdrawal Base may increase based on a Step Up or Deferral Bonus.

Subsequent Premium Payments increase your Withdrawal Base by the dollar amount of the Premium Payment.

Partial Withdrawals reduce your Withdrawal Base in different ways depending on whether they are Excess Withdrawals or not.

- PARTIAL WITHDRAWALS THAT ARE NOT EXCESS WITHDRAWALS will not reduce the Withdrawal Base.

- EXCESS WITHDRAWALS will reduce the Withdrawal Base on a proportionate basis. If your Contract Value is less than your Withdrawal Base, reductions on a proportionate basis will be greater than if done on a dollar-for-dollar basis.

Partial Withdrawals taken during any Contract Year that cumulatively exceed the Free Withdrawal Amount, but do not exceed an annual Lifetime Annual Payments will be free of any applicable CDSC.

Your Withdrawal Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Withdrawal Base above this limit will not be included for any benefits under the rider.

Please refer to this rider's section entitled "What happens if you change ownership?" and "Can your Spouse continue your Lifetime Withdrawal Benefit?" for a discussion regarding how your Withdrawal Benefit may change following a Covered Life change. Please refer to the section entitled "How is the charge for the rider calculated?" for more information regarding the Lifetime Withdrawal Percentage decreases associated with declining rider charge increases.

-   DEFERRAL BONUS BASE

On each Contract Anniversary during the Deferral Bonus Period, we may apply a Deferral Bonus to your Withdrawal Base. You will not receive a Deferral Bonus if your Step Up is greater than or equal to your Deferral Bonus Base multiplied by the Deferral Bonus. The Deferral Bonus is 6%. The Deferral Bonus will be calculated as a percentage of the Deferral Bonus Base as of the Valuation Day prior to each Contract Anniversary during an effective Deferral Bonus Period. THE DEFERRAL BONUS PERIOD WILL CEASE UPON THE EARLIER OF THE TENTH CONTRACT ANNIVERSARY FOLLOWING THE RIDER EFFECTIVE DATE OR WHEN YOU TAKE ANY PARTIAL WITHDRAWAL. When you elect this rider, your Deferral Bonus Base is equal to your initial Premium Payment (without deduction of sales charges, if any). Thereafter, your Deferral Bonus Base will be reset on each Contract Anniversary to the greater of the Withdrawal Base when a Step Up occurs, or the Deferral Bonus Base on the Valuation Day prior to each Contract Anniversary during an effective Deferral Bonus Period.

During the Deferral Bonus Period, subsequent Premium Payments will increase your Deferral Bonus Base by the dollar amount of the Premium Payment during the Deferral Bonus Period.

Partial Withdrawals due to a divorce settlement will end the Deferral Bonus Period and the Deferral Bonus Base will be set to zero.

Please refer to Annual Lock Income Benefit Example 1 in Appendix A for an illustration of a Deferral Bonus being applied to increase a Withdrawal Base.

Your Deferral Bonus Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Deferral Bonus Base outside these limit will not be included for any benefits under the rider.

Please refer to the section entitled "What happens if you change ownership?" and "Can your Spouse continue your Lifetime Withdrawal Benefit?" for a discussion regarding how your Withdrawal Benefit can be changed following a Covered Life change.

IS THE RIDER DESIGNED TO PAY YOU WITHDRAWAL BENEFITS FOR YOUR LIFETIME?

YES. HOWEVER, WITHDRAWALS TAKEN PRIOR TO THE MINIMUM INCOME AGE (59 1/2) ARE NOT GUARANTEED TO BE AVAILABLE THROUGHOUT YOUR LIFETIME. SUCH WITHDRAWALS WILL REDUCE (AND MAY EVEN ELIMINATE) THE WITHDRAWAL BASE OTHERWISE AVAILABLE TO ESTABLISH LIFETIME BENEFITS.

Lifetime Annual Payments are calculated by multiplying your Withdrawal Base by the applicable Withdrawal Percentage. The Lifetime Withdrawal Percentage varies based on the age of the relevant Covered Life and whether or not you've taken your first Partial Withdrawal.

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Prior to your first Partial Withdrawal, your Lifetime Annual Payment is set on each Valuation Day and is equal to your applicable Lifetime Withdrawal Percentage multiplied by your then current Withdrawal Base. Thereafter, your Lifetime Annual Payment may reset on any of the following events:

a)  Contract Anniversary;

b)  The Lifetime Withdrawal Percentage changes;

c)  A subsequent Premium Payment;

d)  An Excess Withdrawal; or

e)  A change of Owner, because of Spousal Contract continuation.

The applicable Withdrawal Percentages are as follows:

                                                 WITHDRAWAL PERCENTAGE
                                        JOINT/SPOUSAL               SINGLE
                 AGE                        OPTION                  OPTION
--------------------------------------------------------------------------------
             59 1/2 - 64                      3.5%                    4.0%
               65 - 84                        4.5%                    5.0%
                 85+                          5.5%                    6.0%

- Except as provided below, the Lifetime Withdrawal Percentage will be based on the age of the relevant Covered Life at the time of the first Partial Withdrawal. If a Partial Withdrawal HAS NOT been taken, your new Lifetime Withdrawal Percentage will be effective on the next birthday that brought the relevant Covered Life into a new Lifetime Withdrawal Percentage age band; or

- If a Partial Withdrawal HAS been taken, the Lifetime Withdrawal Percentage will be locked at the time of the Partial Withdrawal. Once the relevant Covered Life enters the new age band, the Lifetime Withdrawal Percentage will unlock at the next Contract Anniversary only if there is a Step Up. In the event that there is a Deferral Bonus credited and not a Step Up, the Lifetime Withdrawal Percentage will remain locked.

IS THE RIDER DESIGNED TO PAY YOU DEATH BENEFITS?

No.

DOES THE RIDER REPLACE THE STANDARD DEATH BENEFIT?

No.

CAN YOU REVOKE THE RIDER?

No. Please also see "Other Information" at the end of this section for other ways the rider may terminate.

WHAT EFFECT DO PARTIAL WITHDRAWALS OR FULL SURRENDERS HAVE ON YOUR BENEFITS UNDER THE RIDER?

Please refer to "Does your benefit base change under the riders?" for the effect of Partial Withdrawals.

You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not your Withdrawal Base, Deferral Bonus Base and any future Lifetime Annual Payments.

If your Contract Value on any Contract Anniversary is ever reduced below the Minimum Amount Rule (equal to the greater of the Minimum Contract Value described in section 4.c or one Lifetime Annual Payment) as a result of investment performance and deduction of fees and/or charges, or if on any Valuation Day a Partial Withdrawal is taken that reduces your Contract Value below this Minimum Amount Rule, we will no longer accept subsequent Premium Payments. You may then either make a full Surrender and terminate your Contract and your rider, or you may continue the Contract provided the following:

- You must Transfer your remaining Contract Value to an approved Sub-Account(s) and/or Programs within ten business days. Failure to do so will be deemed as your acquiescence to our exercising reserved contractual rights to reallocate these sums to the money market Sub-Account;

-   Lifetime Annual Payments will continue;

-   Step Ups and Deferral Bonuses, if applicable, will no longer apply;

- All other privileges under the rider will terminate and you will no longer be charged a rider fee, Premium Based Charge (if applicable) or Annual Maintenance Fee; and

If any amount greater than a Lifetime Annual Payment is requested, the Contract will be liquidated and the rider will terminate.

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WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

An ownership change will terminate this rider. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed. If the ownership change is a result of Spousal Contract continuation and the Joint/Spousal option was elected, the rider will not terminate. The rider will terminate on Spousal Contract continuation if the Single Life Option was elected. Please see "Can you Spouse continue your Death Benefit?" below for additional information.

Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.

CAN YOUR SPOUSE CONTINUE YOUR LIFETIME WITHDRAWAL BENEFIT?

-   SINGLE LIFE OPTION:

If a Covered Life dies and the sole Beneficiary is the deceased Covered Life's Spouse at the time of death, such Spouse may continue the Contract. If the Contract and the rider are continued as described below, we will continue the rider with respect to all Lifetime Withdrawal Benefits at the charge that is currently being assessed for the sale of new Contracts at the time of continuation. The Covered Life will be re-determined on the date of Spousal Contract continuation.

If the new Covered Life is younger than age 81 at the time of the Spousal Contract continuation, and such rider (or a similar rider, as we determine) is still available for sale, the Withdrawal Base and Deferral Bonus Base will be set equal to the Contract Value, the Withdrawal Percentage and Lifetime Annual Payments will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. The Deferral Bonus Period will not be reset but will continue, if applicable, uninterrupted. If the new Covered Life is equal to or older than the maximum rider age at the time of the Spousal Contract continuation, the rider will terminate and the rider charge will no longer be assessed.

If we are no longer offering such rider at the time of Spousal Contract continuation, we will revoke the rider and the rider charge will no longer be assessed.

-   JOINT/SPOUSAL OPTION:

The rider is designed to facilitate the continuation of your rights by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Contract and the rider are continued as described below, the rider will continue with respect to all benefits at the then current rider charge. The benefits will be reset as follows:

- The Withdrawal Base will be equal to the greater of Contract Value or the Withdrawal Base on the Spousal Contract continuation date;

- The Anniversary Withdrawal Base will be equal to the greater of Contract Value or the Anniversary Withdrawal Base on the Spousal Contract continuation date;

- The Deferral Bonus Base will be equal to the greater of Contract Value or the Deferral Bonus Base on the Spousal Contract continuation date;

- The Deferral Bonus Period, if applicable, will not reset; the Deferral Bonus Period will continue uninterrupted;

-   The Lifetime Annual Payment will be recalculated; and

- The Lifetime Withdrawal Percentage will remain at the current percentage if Partial Withdrawals have commenced; otherwise the Lifetime Withdrawal Percentage will be based on the attained age of the remaining Covered Life on the Spousal Contract continuation date.

The remaining Covered Life cannot name a new Owner on the Contract. Any new Beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will terminate upon the death of the remaining Covered Life.

WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value, not your Withdrawal Base. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, at our discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under the rules applicable when the Contract Value is below our Minimum Amount Rule then in effect.

SINGLE LIFE OPTION:

At the Annuity Commencement Date, the Contract may be annuitized under our standard annuitization rules or as Lifetime Annual Payments With a Cash Refund - an annuity payable during the lifetime of the Annuitant. At the death of the Annuitant, any remaining value will be paid to the Beneficiary. The remaining value equals the Contract Value, less Premium Tax, minus the sum of all Annuity Payments made.

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JOINT/SPOUSAL OPTION:

At the Annuity Commencement Date, the Contract may be annuitized under our standard Annuity Options or as Lifetime Annual Payments With a Cash Refund - an annuity payable during the lifetime of the Covered Lives. At the death of the second Covered Life, any remaining value will be paid to the Beneficiary. The remaining value equals the Contract Value on the Annuity Commencement Date, less Premium Tax, minus the sum of all Annuity Payments made.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?

Yes. You must invest your Contract Value (including future investments) within an approved asset allocation model(s), Sub-Account(s), and other investment program(s) approved and designated by us that correspond with the rider version chosen. This means you will be limited in your choice of Sub-Account investments. This also means you will not be able to allocate your Contract Value to all available Sub-Accounts. Current investment restrictions are listed in Appendix D.

We may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Sub-Accounts, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Sub-Account (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to "Other Program considerations" under the section entitled "What other ways can you invest?" in Section 4.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.

Except as provided below, failure to comply with any applicable investment requirement or restriction will result in termination of the rider. If the rider is terminated by us, for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Termination of the rider will not terminate any concurrent guaranteed minimum death benefit rider. In the event of a conflict between the investment requirements and restrictions of this rider and those imposed by any other guaranteed minimum death benefit rider, the investment requirements and restrictions of this rider shall prevail.

If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a five day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a Partial Withdrawal, or make a Covered Life change. Upon reinstatement, your Withdrawal Base will be reset at the lower of the Withdrawal Base prior to the termination or Contract Value as of the date of reinstatement. Your Lifetime Withdrawal Percentage will be reset to equal the Lifetime Withdrawal Percentage prior to termination unless during the reinstatement period the relevant Covered Life qualifies for a new age band.

UPON REINSTATEMENT OF YOUR RIDER, YOUR PREMIUM PAYMENTS WILL BE RESET TO EQUAL THE LOWER OF THE CONTRACT VALUE AS OF THE VALUATION DAY OF THE REINSTATEMENT OR THE PREMIUM PAYMENTS (ADJUSTED FOR PARTIAL WITHDRAWALS) PRIOR TO THE TERMINATION. IF APPLICABLE, YOUR WITHDRAWAL BASE AND DEFERRAL BONUS BASE WILL BE RESET AT THE LOWER OF THE CONTRACT VALUE OR WITHDRAWAL BASE OR DEFERRAL BONUS BASE, RESPECTIVELY PRIOR TO THE REVOCATION AS OF THE DATE OF THE REINSTATEMENT. WE WILL DEDUCT A PRO-RATED RIDER CHARGE ON YOUR QUARTERLY CONTRACT ANNIVERSARY FOLLOWING THE REINSTATEMENT FOR THE TIME PERIOD BETWEEN THE REINSTATEMENT DATE AND YOUR FIRST QUARTERLY CONTRACT ANNIVERSARY FOLLOWING THE REINSTATEMENT. VIOLATION OF THESE INVESTMENT RESTRICTIONS COULD RESULT IN A SERIOUS EROSION OF THE VALUE IN THIS RIDER.

We may require that you comply with then prevailing investment restrictions upon Spousal Contract continuation or permissible Covered Life changes. Investment in any asset allocation model and certain Funds could mitigate losses but also hamper potential gains. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. Investment restrictions may reduce the overall volatility in investment performance. Such reduced volatility may reduce the returns on investments and mitigate our guarantee obligations under the Contract.

It may be presumed that investment in any of the approved asset allocation model(s), Sub-Account(s), or other investment program(s) could mitigate losses but also hamper potential gains. The approved asset allocation model(s), Sub-Account(s), or other investment program(s) provide very different potential risk/reward characteristics. Other investment options that are available if investment restrictions did not apply may offer the potential for higher returns. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. These investment restrictions may limit your Contract Value and benefits. Before you elect an optional benefit that is subject to investment restrictions, you and your Financial Intermediary should carefully consider whether the investment options available under the investment restrictions meet your investment objectives and risk tolerance.

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Investment restrictions may reduce the overall volatility in investment performance. Such reduced volatility may reduce returns on investments and mitigate our guarantee obligations under the Contract. Investment restrictions do not guarantee reduced volatility.


The Hartford Portfolio Diversifier HLS Fund has been designed to provide performance results that generally are negatively correlated to the performance of other Funds within the Personal Protection Portfolios (i.e., the Fund will tend to perform well when those other Funds are performing poorly, but relatively poorly when those other Funds are performing well). In fact, the Fund's investments are based on data about your and other contract holders' allocations to the other Funds within the Personal Protection Portfolios.

We will periodically rebalance your investments within asset allocation models as described in Appendix D. For instance, if you select Annual Lock Income Benefit and markets perform poorly, it is anticipated that the value of the Hartford Portfolio Diversifier HLS Fund will increase in relation to other Funds within the Personal Protection Portfolios and thus investments within that Fund will be proportionately reallocated among other Funds within the Personal Protection Portfolios chosen. Likewise, when markets perform well, it is anticipated that the value of the other Funds within the Personal Protection Portfolios will increase in relation to the Hartford Portfolio Diversifier HLS Fund and thus investments within those other Funds will be proportionately reduced and reallocated into the Hartford Portfolio Diversifier HLS Fund.

ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?


Yes. We require prior approval of subsequent Premium Payments after the first Contract Anniversary after the rider effective date. We do not currently enforce the right to approve subsequent Premium Payments, except where a subsequent Premium Payment would result in your total Premium Payments exceeding $1 million. In the future, we may expand the circumstances under which we require prior approval of subsequent Premium Payments. There are a variety of factors that could influence our decision to prohibit or restrict subsequent Premium Payments, for example, we could do so in the event of a market disturbance. Any action we take with respect to subsequent Premium Payment restriction or approval will be done on a non-discriminatory basis. We will not accept any subsequent Premium Payments after the Annuity Commencement Date. A limitation on subsequent Premium Payments means that you would not be able to increase your Lifetime Annual Payments by making additional deposits into the Contract.


OTHER INFORMATION

The riders may not be appropriate for all investors. Several factors, among others, should be considered:

- IF YOU ARE ELECTING THIS RIDER AFTER YOUR CONTRACT HAS BEEN ISSUED, THE STARTING VALUES FOR THE BENEFIT WILL BE THE CONTRACT VALUE ON THE RIDER EFFECTIVE DATE AND NOT YOUR INITIAL PREMIUM PAYMENT OR ANY OTHER PRIOR VALUES.

- Your participation in the Personal Protection Portfolio models end when the Annual Lock Income Benefit rider terminates. You must provide us with re-allocation instructions at that time. We will contact you and your Financial Intermediary in writing and/or via telephone to seek instructions to re-allocate your Contract Value outside of the Personal Protection Portfolio and Hartford Portfolio Diversifier HLS Fund. You may not independently invest in the Hartford Portfolio Diversifier HLS Fund.

- The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

- The Fixed Account is not available if you have elected Annual Lock Income Benefit.

- Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these benefits.

- Even though this rider is designed to provide living benefits, you should not assume that you will necessarily receive payments for life if you have violated any of the terms of either rider or if you commence taking withdrawals prior to your Minimum Income Age. Withdrawals taken prior to the Minimum Income Age are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Withdrawal Base otherwise available to establish lifetime benefits.

- The determination of the relevant Covered Life is established by us and is critical to the determination of many important benefits such as the Lifetime Withdrawal Percentage used to set Lifetime Annual Payments.

-   We may withdraw the rider for new Contract sales at any time.

- Any Excess Withdrawal will trigger a proportionate reduction to your benefit.

- Annuity Payout Options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Annual Payments.

- The fee for the rider may change at every Contract Anniversary. Please carefully review the maximum fee disclosed in Section 2. Fee Summary.

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- WE DO NOT AUTOMATICALLY INCREASE PAYMENTS UNDER THE SYSTEMATIC WITHDRAWAL PROGRAM IF YOUR LIFETIME ANNUAL PAYMENT INCREASES. IF YOU ARE ENROLLED IN OUR SYSTEMATIC WITHDRAWAL PROGRAM TO MAKE LIFETIME ANNUAL PAYMENTS AND YOUR ELIGIBLE LIFETIME ANNUAL PAYMENTS INCREASES, YOU NEED TO REQUEST AN INCREASE IN YOUR SYSTEMATIC WITHDRAWAL PROGRAM. WE WILL NOT INDIVIDUALLY NOTIFY YOU OF THIS PRIVILEGE.

- We will share data regarding your Contract with our affiliates or designees to help us manage our guarantee obligations under this rider.

- The purchase of these riders may not be appropriate for custodial owned Contracts, Beneficiary or inherited IRAs or Contracts owned by certain types of non-natural entities, including Charitable Trusts. Because these types of owners and many non-natural entities may be required to make certain periodic distributions and those amounts may be different than the withdrawal limits permitted under the rider, you should discuss this with your tax advisor or investment professional to determine the appropriateness of this benefit. We are not responsible for violations to riders due to your obligation to comply with RMD obligations.

- Annual Lock Income Benefit is referred to as Guaranteed Lifetime Withdrawal Benefit in your Contract.

- Partial Withdrawals made pursuant to a Systematic Withdrawal Program may violate this rider if made during the reinstatement period following a violation of investment restrictions under this rider.

- You should consult with your investment professional for assistance in determining whether these investment restrictions are suited for your financial needs and risk tolerance.

- ANY PAYMENT OBLIGATION WE MAKE UNDER THE CONTRACT, INCLUDING OPTIONAL WITHDRAWAL BENEFIT PAYMENTS, IS SUBJECT TO OUR FINANCIAL STRENGTH AND CLAIMS-PAYING ABILITY AND OUR LONG-TERM ABILITY TO MAKE SUCH PAYMENTS.

B. DAILY LOCK INCOME BENEFIT

OBJECTIVE

The objective of the rider is to provide longevity protection in the form of Lifetime Annual Payment that may periodically increase based on the daily performance of your Contract or Deferral Bonuses.

Please consider the following prior to electing the rider:

- The rider has investment restrictions. Violation of the investment restrictions may result in termination of the rider.

-   Excess Withdrawals will reduce the rider's benefit, as described below.

HOW DOES THE RIDER HELP ACHIEVE THIS GOAL?

The rider provides an opportunity to receive withdrawals in the form of Lifetime Annual Payments until the death of either the first Covered Life (Single Life Option) or the Covered Life that is second to die (Joint/Spousal Option).

WHEN CAN YOU BUY THE RIDER?

You may elect this rider at any time, provided you have not previously elected any optional Withdrawal Benefit. Non-natural Owners cannot elect this rider after the Contract issue date.

IF YOU ELECT THIS RIDER OTHER THAN AT CONTRACT ISSUANCE, RIDER BENEFITS WILL BE CALCULATED FROM THE RIDER EFFECTIVE DATE NOT THE CONTRACT ISSUE DATE. THE STARTING VALUES FOR DETERMINING YOUR WITHDRAWAL BASE, ANNIVERSARY WITHDRAWAL BASE AND DEFERRAL BONUS BASE WILL BE YOUR CONTRACT VALUE AS OF THE RIDER EFFECTIVE DATE, NOT YOUR INITIAL PREMIUM PAYMENT OR ANY OTHER PRIOR VALUES.

This rider may not be available in all states or through all Financial Intermediaries and may be subject to additional restrictions set by your Financial Intermediary or by us. We reserve the right to withdraw this rider at any time without notice. The maximum age on any Owner or Annuitant when electing this rider is 80.

If you elect this rider after the Contract issue date, and have not previously elected an optional Death Benefit, you will have a one-time opportunity to add an optional Death Benefit.

DOES BUYING THE RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

Yes, buying the rider precludes you from electing the Annual Lock Income Benefit rider.

HOW IS THE CHARGE FOR THE RIDER CALCULATED?

The rider has a current charge and maximum rider charge and both are based on your Withdrawal Base. We will deduct the rider charge on each Quarterly Contract Anniversary on a pro-rated basis from each Sub-Account.

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We may increase or decrease the rider charge on a prospective basis on each Contract Anniversary up to the maximum described in the Fee Table. THE RIDER CHARGE MAY INCREASE IRRESPECTIVE OF WHETHER YOU RECEIVE EITHER A STEP UP OR A DEFERRAL BONUS. We will not increase the rider charge by more than 0.50% during any Contract Year. We will provide advance notice of changes to your rider charge. You may decline a rider charge increase in which event your Withdrawal Percentage will be reduced by 1%. For example, if your Withdrawal Percentage would be 5%, but you declined a rider fee increase at some point, your Withdrawal Percentage will be 4%. This declination is irrevocable and no future Daily Lock Income Benefit rider fee changes will apply to you. The Rider Charge may also increase if you elect this rider following Spousal Contract continuation, but only if the Single Life option was elected and the rider terminated upon the death of your Spouse.

If the rider is terminated, or if there is a full Surrender from your Contract, then we will deduct a pro-rated share of the rider charge from your Contract Value based on your Withdrawal Base immediately prior to such termination or full Surrender.

DOES YOUR BENEFIT BASE CHANGE UNDER THE RIDER?

Yes. The benefit bases used to set Lifetime Annual Payments (Withdrawal Base) and the Deferral Bonus (Deferral Bonus Base) will fluctuate.

-  WITHDRAWAL BASE AND ANNIVERSARY WITHDRAWAL BASE

Your initial Withdrawal Base and Anniversary Withdrawal Base are equal to your initial Premium Payment (without deduction of sales charges, if any). Your Withdrawal Base and Anniversary Withdrawal Base will fluctuate based on Step Ups; Deferral Bonuses, or subsequent Premium Payments or Partial Withdrawals

If you are electing this rider after your Contract has been issued, the Withdrawal Base and Anniversary Withdrawal Base will be based on the Contract Value on the date the rider is effective. This may be less than your initial Premium Payment or Contract Value on any day prior to your rider effective date.

On each Valuation Day other than your Contract Anniversary, the Withdrawal Base will be reset to equal the greater of Contract Value (prior to the deduction of the rider charge, but after the deduction of any other charge) as of that day or the Withdrawal Base as of the prior Valuation Day (this event is referred to as your Step Up). On your Contract Anniversary, the Withdrawal Base will be reset to equal the greatest of A, B, or C where:

A     =   Withdrawal Base as of the prior Valuation Day.
B     =   Contract Value prior to the deduction of the rider charge, but after the deduction of any other charge
C     =   Anniversary Withdrawal Base as of the prior Valuation Day plus any applicable Deferral Bonus during the Deferral Bonus Period.

Your Anniversary Withdrawal Base may be reset each Contract Anniversary to equal the greater of the Withdrawal Base or the Anniversary Withdrawal Base as of the prior Valuation Day. The Anniversary Withdrawal Base includes any applicable Deferral Bonus (the amount added to your Withdrawal Base during the Deferral Bonus Period if a Step Up does not occur). We reserve the right to impose a daily Withdrawal Base Cap. We do not currently enforce a daily Withdrawal Base Cap. Your Withdrawal Base and Anniversary Withdrawal Base will not be adjusted to reflect any Step Ups on or after any Owner's or the Covered Life's 90th birthday.

Please refer to Daily Lock Income Benefit Examples 1-3 in Appendix A for an illustration of ways that your Withdrawal Base may increase based on a Step Up or Deferral Bonus.

Subsequent Premium Payments increase your Withdrawal Base, Anniversary Withdrawal Base and Contract Value by the dollar amount of that Premium Payment.

Partial Withdrawals reduce your Withdrawal Base in different ways depending on whether they are Excess Withdrawals or not.

- PARTIAL WITHDRAWALS THAT ARE NOT EXCESS WITHDRAWALS will not reduce the Withdrawal Base.

- EXCESS WITHDRAWALS will reduce the Withdrawal Base on a proportionate basis. If your Contract Value is less than your Withdrawal Base, reductions on a proportionate basis will be greater than if done on a dollar-for-dollar basis.

Partial Withdrawals taken during any Contract Year that cumulatively exceed the Free Withdrawal Amount, but do not exceed Lifetime Annual Payments will be free of any applicable CDSC. Please refer to Daily Lock Income Benefit Example 4 in Appendix A.

Your Withdrawal Base can never be less than $0 or more than $5 million. Any transactions that would otherwise increase the Withdrawal Base outside these limit will not be included for any benefits under the rider.

Please refer to this rider's section entitled "What happens if you change ownership?" and "Can your Spouse continue your Lifetime Withdrawal Benefit?" for a discussion regarding how your Withdrawal Base can be recalculated following a Covered Life change. Please refer to the section entitled "How is the charge for the rider calculated?" for more information regarding the decrease of your Lifetime Withdrawal Percentage associated with declining rider charge increases.

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DEFERRAL BONUS BASE

If you elect this rider when the Contract is issued, your Deferral Bonus Base is equal to your initial Premium Payment and any subsequent Premium Payments made during your first Contract Year (without deduction of sales charges, if any). Thereafter, your Deferral Bonus Base will be reset on each Contract Anniversary to the greater of the Withdrawal Base when a Step Up occurs, or the Deferral Bonus Base on the Valuation Day prior to each Contract Anniversary during an effective Deferral Bonus Period.

On each Contract Anniversary during the Deferral Bonus Period, we may apply a Deferral Bonus to your Withdrawal Base. You will not receive a Deferral Bonus if your Step Up (as of the date of your Contract Anniversary) is greater than or equal to your Deferral Bonus Base multiplied by the Deferral Bonus. The Deferral Bonus for Daily Lock Income Benefit is 6%. The Deferral Bonus will be calculated as a percentage of the Deferral Bonus Base as of the Valuation Day prior to each Contract Anniversary during an effective Deferral Bonus Period.

If you are electing this rider after your Contract has been issued the Deferral Bonus Base is equal to your Contract Value on the date the rider is effective. Contract Value and Premium Payments prior to the election of the rider (as well as those values that would have been used to set the Deferral Bonus Base had this rider been elected upon Contract issuance), will be disregarded.

THE DEFERRAL BONUS PERIOD WILL CEASE UPON THE EARLIER OF THE TENTH CONTRACT ANNIVERSARY FOLLOWING THE RIDER EFFECTIVE DATE ORWHEN YOU TAKE ANY PARTIAL WITHDRAWAL.

During the Deferral Bonus Period, subsequent Premium Payments will increase your Deferral Bonus Base by the dollar amount of the Premium Payment.

Please refer to Daily Lock Income Benefit Example 2 in Appendix A for an illustration of a Deferral Bonus being applied to increase a Withdrawal Base.

Your Deferral Bonus Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Deferral Bonus Base above these limits will not be included for any benefits under the rider.

Please refer to the section entitled "What happens if you change ownership?" and "Can your Spouse continue your Lifetime Withdrawal Benefit?" for a discussion regarding how your Deferral Bonus Base can be recalculated following a Covered Life change.

IS THE RIDER DESIGNED TO PAY YOU WITHDRAWAL BENEFITS FOR YOUR LIFETIME?

YES. HOWEVER, WITHDRAWALS TAKEN PRIOR TO THE MINIMUM INCOME AGE (AGE 59 1/2) ARE NOT GUARANTEED TO BE AVAILABLE THROUGHOUT YOUR LIFETIME. SUCH WITHDRAWALS WILL REDUCE (AND MAY EVEN ELIMINATE) THE WITHDRAWAL BASE OTHERWISE AVAILABLE TO ESTABLISH LIFETIME BENEFITS.

Lifetime Annual Payments are calculated by multiplying your Withdrawal Base by the applicable Withdrawal Percentage. The Lifetime Withdrawal Percentage varies based on the age of the relevant Covered Life and whether or not you've taken your first Partial Withdrawal.

Prior to your first Partial Withdrawal, your Lifetime Annual Payment is set on each Valuation Day and is equal to your applicable Lifetime Withdrawal Percentage multiplied by your then current Withdrawal Base. Thereafter, your Lifetime Annual Payment may reset on any of the following events:

a)  Contract Anniversary;

b)  The Lifetime Withdrawal Percentage changes;

c)  A subsequent Premium Payment;

d)  An Excess Withdrawal; or

e)  A change of Owner, because of Spousal Contract continuation.

The applicable Withdrawal Percentages are as follows:

                                                 WITHDRAWAL PERCENTAGE
                                        JOINT/SPOUSAL               SINGLE
                 AGE                        OPTION                  OPTION
--------------------------------------------------------------------------------
             59 1/2 - 64                      3.5%                    4.0%
               65 - 84                        4.5%                    5.0%
                 85+                          5.5%                    6.0%

- Except as provided below, the Lifetime Withdrawal Percentage will be based on the age of the relevant Covered Life at the time of the first Partial Withdrawal. If a Partial Withdrawal HAS NOT been taken, your new Lifetime Withdrawal Percentage will be effective on the next birthday that brought the relevant Covered Life into a new Lifetime Withdrawal Percentage age band; or

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- If a Partial Withdrawal HAS been taken, the Lifetime Withdrawal Percentage will be locked at the time of the Partial Withdrawal. Once the relevant Covered Life enters the new age band, the Lifetime Withdrawal Percentage will unlock at the next Contract Anniversary only if there has been a Step Up. In the event that there is a Deferral Bonus credited and not a Step Up, the Lifetime Withdrawal Percentage will remain locked.

IS THE RIDER DESIGNED TO PAY YOU DEATH BENEFITS?

No.

DOES THE RIDER REPLACE THE STANDARD DEATH BENEFIT?

No.

CAN YOU REVOKE THE RIDER?

No. Please also see "Other Information" at the end of this section for other ways the rider may terminate.

WHAT EFFECT DO PARTIAL WITHDRAWALS OR FULL SURRENDERS HAVE ON YOUR BENEFITS UNDER THE RIDER?

Please refer to "Does your benefit base change under the rider?" for the effect of Partial Withdrawals. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges (and Premium Tax) deducted and not your Withdrawal Base, Deferral Bonus Base and any future Lifetime Annual Payments.

If your Contract Value on any Contract Anniversary is ever reduced below the Minimum Amount Rule (equal to the greater of the Minimum Contract Value described in section 4.c or one Lifetime Annual Payment) as a result of investment performance or deduction of fees and/or charges, or if on any Valuation Day a Partial Withdrawal is taken that reduces your Contract Value below this Minimum Amount Rule, we will no longer accept subsequent Premium Payments. You may then either make a full Surrender and terminate your Contract and your rider, or you may continue the Contract provided the following:

- You must Transfer your remaining Contract Value to an approved Sub-Account(s) and/or Programs within ten business days. Failure to do so will be deemed as your acquiescence to our exercising reserved contractual rights to reallocate these sums to the money market Sub-Account;

-   Lifetime Annual Payments will continue;

-   Step Ups and Deferral Bonuses, if applicable, will no longer apply;

- All other privileges under the rider will terminate and you will no longer be charged a rider fee, Premium Based Charge or Annual Maintenance Fee; and

If any amount greater than a Lifetime Annual Payment is requested, the Contract will be liquidated and the rider will terminate.

WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

An ownership change will terminate this rider. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed. If the ownership change is a result of Spousal Contract continuation and the Joint/Spousal option was elected, the rider will not terminate. The rider will terminate on Spousal Contract continuation if the Single Life Option was elected. Please see "Can you Spouse continue your Death Benefit?" below for additional information.

Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.

CAN YOUR SPOUSE CONTINUE YOUR LIFETIME WITHDRAWAL BENEFIT?

-   SINGLE LIFE OPTION:

Generally, yes. This rider terminates upon the death of the Owner. The Spouse continues the Contract under the "Spouse Beneficiary" provision of the Contract, whereby the Contract Owner's Spouse will become the Contract Owner if the Spouse was named as Beneficiary. The Spouse may either choose to continue the Contract or may elect to be paid a Death Benefit option, if eligible. If the Spouse chooses to continue the Contract, we will increase the Contract Value to the Death Benefit value as of the Valuation Day We receive due proof of death according to the future contribution allocation then in effect. The surviving Spouse becomes the new Owner on the effective Valuation Day of the Spousal Contract continuation. This right may be exercised only once during the term of the Contract. The surviving Spouse may re-elect this rider, subject to the election rules that are then in place.

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-   JOINT/SPOUSAL OPTION:

The rider is designed to facilitate the continuation of your rights by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Contract and the rider are continued as described below, the rider will continue with respect to all benefits at the then current rider charge. The benefits will be reset as follows:

- The Withdrawal Base will be equal to the greater of Contract Value or the Withdrawal Base on the Spousal Contract continuation date;

- The Anniversary Withdrawal Base will be equal to the greater of Contract Value or the Anniversary Withdrawal Base on the Spousal Contract continuation date;

- The Deferral Bonus Base will be equal to the greater of Contract Value or the Deferral Bonus Base on the Spousal Contract continuation date;

- The Deferral Bonus Period, if applicable, will not reset; the Deferral Bonus Period will continue uninterrupted;

-   The Lifetime Annual Payment will be recalculated; and

- The Lifetime Withdrawal Percentage will remain at the current percentage if Partial Withdrawals have commenced; otherwise the Lifetime Withdrawal Percentage will be based on the attained age of the remaining Covered Life on the Spousal Contract continuation date.

The remaining Covered Life cannot name a new Owner on the Contract. Any new Beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will terminate upon the death of the remaining Covered Life.

WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value, not your Withdrawal Base. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, at our discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under the rules applicable when the Contract Value is below our Minimum Amount Rule then in effect.

SINGLE LIFE OPTION:

At the Annuity Commencement Date, the Contract may be annuitized under our standard Annuity Options or as Lifetime Annual Payments With a Cash Refund - an annuity payable during the lifetime of the Covered Life. At the death of the Covered Life, any remaining value will be paid to the Beneficiary. The remaining value equals the Contract Value on the Annuity Commencement, less Premium Tax, minus the sum of all Annuity Payments made.

JOINT/SPOUSAL OPTION:

At the Annuity Commencement Date, the Contract may be annuitized under our standard Annuity Options or as Lifetime Annual Payments With a Cash Refund - an annuity payable during the lifetime of the Covered Lives. At the death of the second Covered Life, any remaining value will be paid to the Beneficiary. The remaining value equals the Contract Value on the Annuity Commencement Date, less Premium Tax, minus the sum of all Annuity Payments made.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?

Yes. You must invest your Contract Value (including future investments) within an approved asset allocation model(s), Sub-Account(s), and other investment program(s) approved and designated by us that correspond with the rider version chosen. This means you will be limited in your choice of Sub-Account investments. This also means you will not be able to allocate your Contract Value to all available Sub-Accounts. Current investment restrictions are listed in Appendix D.

We may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Sub-Accounts, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Sub-Account (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to "Other Program considerations" under the section entitled "What other ways can you invest?" in Section 4.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.

Except as provided below, failure to comply with any applicable investment requirement or restriction will result in termination of the rider. If the rider is terminated by us, for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Termination of the rider will not terminate any

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concurrent guaranteed minimum death benefit rider. In the event of a conflict between the investment requirements and restrictions of this rider and those imposed by any guaranteed minimum death benefit rider, the investment requirements and restrictions of this rider shall prevail.

If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a five day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a Partial Withdrawal, or make a Covered Life change. Upon reinstatement, your Withdrawal Base will be reset at the lower of the Withdrawal Base prior to the termination or Contract Value as of the date of reinstatement. Your Lifetime Withdrawal Percentage will be reset to equal the Lifetime Withdrawal Percentage prior to termination unless during the reinstatement period the relevant Covered Life qualifies for a new age band.

UPON REINSTATEMENT OF YOUR RIDER, YOUR PREMIUM PAYMENTS WILL BE RESET TO EQUAL THE LOWER OF THE CONTRACT VALUE AS OF THE VALUATION DAY OF THE REINSTATEMENT OR THE PREMIUM PAYMENTS PRIOR TO THE TERMINATION. IF APPLICABLE, YOUR BENEFIT BASES WILL BE RESET AT THE LOWER OF THE CONTRACT VALUE OR THE VALUES PRIOR TO THE REVOCATION AS OF THE DATE OF THE REINSTATEMENT. WE WILL DEDUCT A PRO-RATED RIDER CHARGE ON YOUR QUARTERLY CONTRACT ANNIVERSARY FOLLOWING THE REINSTATEMENT FOR THE TIME PERIOD BETWEEN THE REINSTATEMENT DATE AND YOUR FIRST QUARTERLY CONTRACT ANNIVERSARY FOLLOWING THE REINSTATEMENT. VIOLATION OF THESE INVESTMENT RESTRICTIONS COULD RESULT IN A SERIOUS EROSION OF THE VALUE IN THIS RIDER.

We may require that you comply with then prevailing investment restrictions upon Spousal Contract continuation or permissible Covered Life changes. Investment in any asset allocation model and certain Funds could mitigate losses but also hamper potential gains. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. Investment restrictions may reduce the overall volatility in investment performance. Such reduced volatility may reduce the returns on investments and mitigate our guarantee obligations under the Contract.

It may be presumed that investment in any of the approved asset allocation model(s), Sub-Account(s), or other investment program(s) could mitigate losses but also hamper potential gains. The approved asset allocation model(s), Sub-Account(s), or other investment program(s) provide very different potential risk/reward characteristics. Other investment options that are available if investment restrictions did not apply may offer the potential for higher returns. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. These investment restrictions may limit your Contract Value and benefits. Before you elect an optional benefit that is subject to investment restrictions, you and your Financial Intermediary should carefully consider whether the investment options available under the investment restrictions meet your investment objectives and risk tolerance.


Investment restrictions may reduce the overall volatility in investment performance. Such reduced volatility may reduce returns on investments and mitigate our guarantee obligations under the Contract. Investment restrictions do not guarantee reduced volatility.


The Hartford Portfolio Diversifier HLS Fund has been designed to provide performance results that generally are negatively correlated to the performance of other Funds within the Personal Protection Portfolios (i.e., the Fund will tend to perform well when those other Funds are performing poorly, but relatively poorly when those other Funds are performing well). In fact, the Fund's investments are based on data about your and other contract holders' allocations to the other Funds within the Personal Protection Portfolios.

We will periodically rebalance your investments within asset allocation models as described in Appendix D. For instance, if you select Daily Lock Income Benefit and markets perform poorly, it is anticipated that the value of the Hartford Portfolio Diversifier HLS Fund will increase in relation to other Funds within the Personal Protection Portfolios and thus investments within that Fund will be proportionately reallocated among other Funds within the Personal Protection Portfolios chosen. Likewise, when markets perform well, it is anticipated that the value of the other Funds within the Personal Protection Portfolios will increase in relation to the Hartford Portfolio Diversifier HLS Fund and thus investments within those other Funds will be proportionately reduced and reallocated into the Hartford Portfolio Diversifier HLS Fund.

ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?


Yes. We require prior approval of subsequent Premium Payments after the first Contract Anniversary after the rider effective date. We do not currently enforce the right to approve subsequent Premium Payments, except where a subsequent Premium Payment would result in your total Premium Payments exceeding $1 million. In the future, we may expand the circumstances under which we require prior approval of subsequent Premium Payments. There are a variety of factors that could influence our decision to prohibit or restrict subsequent Premium Payments, for example, we could do so in the event of a market disturbance. Any action we take with respect to subsequent Premium Payment restriction or approval will be done on a non-discriminatory basis. We will not accept

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Premium Payments after the Annuity Commencement Date. A limitation on subsequent Premium Payments means that you would not be able to increase your Lifetime Annual Payments by making additional deposits into the Contract.

OTHER INFORMATION

The rider may not be appropriate for all investors. Several factors, among others, should be considered:

- IF YOU ARE ELECTING THIS RIDER AFTER YOUR CONTRACT HAS BEEN ISSUED, THE STARTING VALUES FOR ALL BENEFITS WILL BE THE CONTRACT VALUE ON THE RIDER EFFECTIVE DATE AND NOT YOUR INITIAL PREMIUM PAYMENT OR ANY OTHER PRIOR VALUES.

- Your participation in the Personal Protection Portfolio models end when the Daily Lock Income Benefit rider terminates. You must provide us with re-allocation instructions at that time. We will contact you and your Financial Intermediary in writing and/or via telephone to seek instructions to re-allocate your Contract Value outside of the Personal Protection Portfolio and Hartford Portfolio Diversifier HLS Fund. You may not independently invest in the Hartford Portfolio Diversifier HLS Fund.

- The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

- The Fixed Account is not available if you have elected Daily Lock Income Benefit.

- Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate this benefit.

- Even though the rider is designed to provide living benefits, you should not assume that you will necessarily receive payments for life if you have violated any of the terms of the rider or if you commence taking Partial Withdrawals prior to your Minimum Income Age. Partial Withdrawals taken prior to the Minimum Income Age are not guaranteed to be available throughout your lifetime. Such Partial Withdrawals will reduce (and may even eliminate) the Withdrawal Base otherwise available to establish lifetime benefits.

- This rider may not be appropriate for you if you are interested in maximizing the Contract's potential for long-term accumulation rather than taking current withdrawals and ensuring a stream of income.

-   We may withdraw the rider for new Contract sales at any time.

- Any Excess Withdrawal will trigger a proportionate reduction in your benefit.

- Transfers made pursuant to a Systematic Withdrawal Program may violate this rider if made during the reinstatement period following a violation of investment restrictions under this rider.

- When the Single Life Option is chosen, Spouses may find continuation of the rider to be unavailable or unattractive after the death of the Owner. Continuation of the benefits available in the optional rider is dependent upon its availability at the time of death of the first Covered Life.

- Annuity Payout Options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Annual Payments.

- The fee for the rider may change at every Contract Anniversary. Please carefully review the maximum fee disclosed in Section 2. Fee Summary.

- WE DO NOT AUTOMATICALLY INCREASE PAYMENTS UNDER THE SYSTEMATIC WITHDRAWAL PROGRAM IF YOUR LIFETIME ANNUAL PAYMENT INCREASES. IF YOU ARE ENROLLED IN OUR SYSTEMATIC WITHDRAWAL PROGRAM TO MAKE LIFETIME ANNUAL PAYMENTS AND YOUR ELIGIBLE LIFETIME ANNUAL PAYMENT INCREASES, YOU NEED TO REQUEST AN INCREASE IN YOUR SYSTEMATIC WITHDRAWAL PROGRAM. WE WILL NOT INDIVIDUALLY NOTIFY YOU OF THIS PRIVILEGE.

- We will share data regarding your Contract with our affiliates or designees to help us manage our guarantee obligations under this rider.

- The purchase of the rider may not be appropriate for custodial owned Contracts, Beneficiary or inherited IRAs or Contracts owned by certain types of non-natural entities, including Charitable Trusts. Because these types of owners and many non-natural entities may be required to make certain periodic distributions and those amounts may be different than the withdrawal limits permitted under the rider, you should discuss this with your tax advisor or investment professional to determine the appropriateness of this benefit. We are not responsible for violations to riders due to your obligation to comply with RMD obligations.

- Daily Lock Income Benefit is referred to as Enhanced Guaranteed Lifetime Withdrawal Benefit Rider in your Contract.

- You should consult with your investment professional for assistance in determining whether these investment restrictions are suited for your financial needs and risk tolerance.

- ANY PAYMENT OBLIGATION WE MAKE UNDER THE CONTRACT, INCLUDING OPTIONAL WITHDRAWAL BENEFIT PAYMENTS, IS SUBJECT TO OUR FINANCIAL STRENGTH AND CLAIMS-PAYING ABILITY AND OUR LONG-TERM ABILITY TO MAKE SUCH PAYMENTS.

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7. ADDITIONAL INFORMATION

A. GLOSSARY

Except as provided elsewhere in this prospectus, the following capitalized terms shall have the meaning ascribed below:

ACCOUNT: Any of the Sub-Accounts or the Fixed Accounts.

ACCUMULATION UNITS: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert Premium Payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate Contract Value prior to Annuitization.

ACCUMULATION UNIT VALUE: The daily price of Accumulation Units on any Valuation Day.

ANNIVERSARY WITHDRAWAL BASE: For Daily Lock Income Benefit, the value on any Contract Anniversary during the Deferral Bonus Period used to determine if a reset to the Withdrawal Base will occur.

ANNUAL MAINTENANCE FEE: An annual charge deducted on a Contract Anniversary or upon full Surrender.

ANNUITANT: The person on whose life Annuity Payouts are based.

ANNUITY CALCULATION DATE: The date we calculate the first Annuity Payout.

ANNUITY COMMENCEMENT DATE: The first day of the first period for which a distribution is received as an Annuity Payout under the Contract.

ANNUITY PAYOUT: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.

ANNUITY PAYOUT OPTION: Any of the options available for payout after the Annuity Commencement Date, the death of the Owner or Annuitant.


ANNUITY SERVICE CENTER: Correspondence, service or transaction requests, and inquiries to P.O. Box 758507 Topeka, Kansas, 66675-8507 or via fax 785-286-6104. PLEASE NOTE: Premium payments must be sent to P.O. Box 758502, Topeka, Kansas, 66675-8502. The overnight mailing address is Mail zone 507, 5801 SW 6th Avenue, Topeka, Kansas 66636, this should only be used for mail delivered via a courier.


BASE RETURN OF PREMIUM: Premium Payments adjusted for Partial Withdrawals. In the case of an optional rider elected after the Contract is issued, Base Return of Premium equals Contract Value on the rider effective date, plus subsequent Premium Payments, adjusted for Partial Withdrawals.

BENEFICIARY: The person(s) entitled to receive benefits pursuant to the terms of the Contract upon the death of any Owner.

CODE: The Internal Revenue Code of 1986, as amended.

COMMUTED VALUE: The present value of any Annuity Payout due and payable during guaranteed Annuity Payouts. This amount is calculated using the applicable discount rate determined by us for applicable fixed dollar amount Annuity Payouts.

CONTINGENT DEFERRED SALES CHARGE (CDSC): The deferred sales charge, if applicable, that may apply when you make a full Surrender or Partial Withdrawal.

CONTRACT: The individual Annuity Contract and any endorsements or riders.

CONTRACT ANNIVERSARY: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.

CONTRACT OWNER, OWNER OR YOU: The owner or holder of the Contract described in this prospectus including any joint Owner(s). We do not capitalize "you" in the prospectus.

CONTRACT VALUE: The total value of the Sub-Account and the Fixed Accounts on any Valuation Day.

CONTRACT YEAR: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.

COVERED LIFE: The governing life or lives used for determining the lifetime withdrawal feature under Annual Lock Income Benefit and Daily Lock Income Benefit guaranteed lifetime withdrawal benefit riders.

DEATH BENEFIT: Except as otherwise provided, the amount payable if the Owner or joint Owner dies before the Annuity Commencement Date. Where applicable, your Death Benefit includes the standard or an optional Death Benefit.

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DEFERRAL BONUS: The amount added to your Withdrawal Base on each Contract Anniversary while the Deferral Bonus Period is in effect, provided that a Step Up does not occur on such Contract Anniversary.

DEFERRAL BONUS PERIOD: The Deferral Bonus Period commences on the date that either Annual Lock Income Benefit or Daily Lock Income Benefit has been added to your Contract and Deferral Bonus Period ends when the first of the following events occur: (a) tenth Contract Anniversary from the date that either Annual Lock Income Benefit or Daily Lock Income Benefit has been added to your Contract, or (b) the Valuation Day that you take your first Partial Withdrawal (including your first Lifetime Annual Payment) Once the Deferral Bonus Period ends, it cannot be re-started.

DOLLAR COST AVERAGING: A program that allows you to systematically make transfers into Funds.

ELIGIBLE INVESTMENT: The amount we use to assign applicable CDSC and Premium Based Charge amounts. Eligible Investments are the higher of (a) Premium Payments less any withdrawals; or (b) your last Valuation Day's Contract Value.

ENHANCED RETURN OF PREMIUM: One of two components used to determine the Legacy Lock that provides a Death Benefit amount that will not be reduced by Lifetime Annual Payments.

EXCESS WITHDRAWALS: The portion of any Partial Withdrawal which, on a cumulative basis with all other Partial Withdrawals in a Contract Year, exceeds the Lifetime Annual Payment. Any Partial Withdrawal taken prior to the Minimum Income Age is considered an Excess Withdrawal. Any Partial Withdrawal taken from a Contract that does not have a Lifetime Annual Payment associated with it is considered an Excess Withdrawal. If Daily Lock Income Benefit or Annual Lock Income Benefit has been elected, any Partial Withdrawal taken to satisfy the Required Minimum Distribution (RMD) requirements related to this Contract imposed by federal law will not be considered an Excess Withdrawal.

FINANCIAL INTERMEDIARY: The investment professional through whom you purchase your Contract.

FIXED ACCOUNT: Part of our General Account, where you may allocate all or a portion of your Contract Value. In your Contract, the Fixed Account may be called the Fixed Account. Not all classes of Contracts we offer contain a Fixed Account. The Fixed Account includes the DCA Plus Fixed Account.

FREE WITHDRAWAL AMOUNT (FWA): The amount you may Surrender each Contract Year without incurring a CDSC.

FUND: A registered investment company or a series thereof in which assets of a Sub-Account may be invested. We sometimes call the Funds you select Sub-Accounts.

GENERAL ACCOUNT: The General Account includes our Company assets, including any money you may have invested in the Fixed Account, if available.

GUARANTEED PAYOUT DURATION: The time period (sometimes referred to as a period certain) specified in Annuity Payout Options Three, Five and Six.

IN GOOD ORDER: Certain transactions require your authorization and completion of requisite forms. Such transactions will not be considered in good order unless received by us in our Annuity Service Center or via telephone, facsimile or through an internet transaction. Generally, our request for documentation will be considered in good order when we receive all of the requisite information, on the form required by us.

JOINT ANNUITANT: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.

LIFETIME ANNUAL PAYMENT: The maximum guaranteed amount that can be withdrawn each year under Annual Lock Income Benefit and Daily Lock Income Benefit.

MAXIMUM ANNIVERSARY VALUE: The highest Contract Value as of each Contract Anniversary prior to the date of death of the oldest Owner's 81st birthday, whichever first occurs, adjusted for any Premium Payments and Partial Withdrawals occurring after such Contract Anniversary.

MAXIMUM DAILY VALUE: The highest attained Contract Value prior to the first to occur of the date of death or the oldest Owner's 81st birthday, and adjusted for any Premium Payments and any Partial Withdrawals.

MINIMUM AMOUNT RULE: The greater of Minimum Contract Value or one Lifetime Annual Payment, if applicable.

MINIMUM CONTRACT VALUE: The minimum value your Contract can reach before we have the right to liquidate it. The Minimum Contract Value for your Contract is set forth in your Contract.

MINIMUM INCOME AGE: The Valuation Day when the Covered Life has an attained age of 59 1/2

NET INVESTMENT FACTOR: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.

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1933 ACT: The Securities Act of 1933, as amended.

1934 ACT: The Securities Exchange Act of 1934, as amended.

1940 ACT: The Investment Company Act of 1940, as amended.

NON-VALUATION DAY: Any day the New York Stock Exchange is not open for trading.

PAYEE: The person or party you designate to receive Annuity Payouts.

PARTIAL WITHDRAWAL: Any withdrawal of a portion of Your Contract Value. May be subject to charges, if applicable.

PREMIUM OR PREMIUM PAYMENT: Money sent to us to be invested in your Sub-Accounts and your Fixed Account.

QUARTERLY CONTRACT ANNIVERSARY: Each successive three-month anniversary of the Issue Date of the Contract. If the Quarterly Contract Anniversary falls on a Non-Valuation Day, then the Quarterly Contract Anniversary will be the next Valuation Day.

REMAINING GROSS PREMIUM: Equals the Premium Payments adjusted by prior Partial Withdrawals. During the CDSC period, Premium Payments will be adjusted for Partial Withdrawals in excess of the FWA; after the CDSC period, Premium Payments will be adjusted for all Partial Withdrawals.

REQUIRED MINIMUM DISTRIBUTION: A federal requirement that individuals age 70 1/2 and older generally must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must generally begin taking distributions at the age of 70 1/2 or upon retirement, whichever comes later.

SPOUSE: A person related to a Owner by marriage pursuant to the Code.

STEP UPS: A potential increase to your Withdrawal Base prior to the deduction of rider charges based on market performance subject to the applicable Withdrawal Base Cap, if any.

SUB-ACCOUNT: A division of the Separate Account containing shares of a Fund. There is a Sub-Account for each Fund. We sometimes call the Funds you select your Sub-Account.

SUB-ACCOUNT VALUE: The value of each Sub-Account on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for each Sub-Account.

SURRENDER: A complete withdrawal from your Contract.

SURRENDER VALUE: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges and Premium Tax (subject to rounding).

TOTAL REMAINING GROSS PREMIUMS (TOTAL RGP): Cummulative Remaining Gross Premium.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange. The New York Stock Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.

VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

WE, US OR OUR: Forethought Life Insurance Company .

WITHDRAWAL BASE: The amount used to determine the Lifetime Annual Payment and rider charge under Annual Lock Income Benefit or Daily Lock Income Benefit.

WITHDRAWAL BASE CAP: The maximum percentage the Withdrawal Base may be increased due to a Step Up or a Deferral Bonus under Annual Lock Income Benefit or Daily Lock Income Benefit.

WITHDRAWAL PERCENTAGE: The percentage of your Withdrawal Base that you may withdraw each Contract Year in the form of a Lifetime Annual Payment.

YOU: The Owner including any joint Owner(s). We do not capitalize "you" or "your" in this prospectus.

B. STATE VARIATIONS

The following section describes modifications to this prospectus required by one or more state insurance departments as of the date of this prospectus. Unless otherwise noted, variations apply to all forms of Contracts we issue. References to certain state's variations do not imply that we actually offer Contracts in each such state. These variations are subject to change without notice and additional variations may be imposed as specific states approve new riders.

ARIZONA, ARKANSAS, CALIFORNIA, CONNECTICUT, DELAWARE, DISTRICT OF COLUMBIA, FLORIDA, MONTANA, NORTH DAKOTA, SOUTH DAKOTA - The default annuitization option is Annuity Payout Option 1 - Life Annuity with Cash Refund. The Minimum Contract Value may be increased after the contract is issued. Death Benefits payable from the Fixed Account may be delayed for up to six months.

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CALIFORNIA - The Annuitant may not be changed at any time if the Owner is a non-natural person, unless the non-natural person is a transferee of a natural person. The Contract Maturity Date is based on the Owner's age (or Annuitant's age for a non-natural Owner) in effect on the Issue Date of the Contract. The CDSC will not be waived if you are a patient in a certified long-term care facility or other eligible facility.

CONNECTICUT - The CDSC will not be waived if you are a patient in a certified long-term care facility or other eligible facility on the Contract Issue Date.

SOUTH DAKOTA - The CDSC will not be waived if you are a patient in a certified long-term care facility or other eligible facility.

C.  LEGAL PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies. We are subject to various legal proceedings and claims incidental to or arising in the ordinary course of our business. In the future, we may be subject to additional lawsuits, arbitration proceedings and/or regulatory/legal proceedings. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of our known legal proceedings or claims to result in a material adverse effect on the Company or its Separate Account. Nonetheless, given the indeterminate amounts sought in certain of these proceedings, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's results of operations or cash flows.

D. HOW CONTRACTS ARE SOLD


We have entered into a distribution agreement with our affiliate Forethought Distributors, LLC under which serves as the principal underwriter for the Contracts, which are offered on a continuous basis. Forethought Distributors, LLC is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address of Forethought Distributors, LLC is 400 Berwyn Park, Suite 310, 899 Cassatt Road, Berwyn, PA 19312. Forethought Distributors, LLC has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions (Financial Intermediaries) for the sale of the Contracts. We pay compensation to Forethought Distributors, LLC for sales of the Contracts by Financial Intermediaries. Contracts will be sold by individuals who have been appointed by us as insurance agents and who are investment professionals of Financial Intermediaries.


We list below types of arrangements that help to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affect each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.

Financial Intermediaries receive commissions (described below under Commissions). Certain selected Financial Intermediaries also receive additional compensation (described below under Additional Payments). All or a portion of the payments we make to Financial Intermediaries may be passed on to investment professionals according to a Financial Intermediaries' internal compensation practices.

Affiliated broker-dealers also employ individuals called wholesalers in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value.

-   COMMISSIONS

Up front commissions paid to Financial Intermediaries generally range from 0% to up to 7.5% of each Premium Payment. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1% of your Contract Value. We pay different commissions based on the Contract variation that you buy. We may pay a lower commission for sales to Owners over age 80.

Commission arrangements vary from one Financial Intermediary to another. We are not involved in determining your investment professional's compensation. Under certain circumstances, your investment professional may be required to return all or a portion of the commissions paid.

Check with your investment professional to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your investment professional (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your investment professional (or the Financial Intermediary with which they are associated) can be paid both by you and by us based on what you buy. Therefore, profits, and your investment professional's (or their Financial Intermediary's) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.

-   ADDITIONAL PAYMENTS

Subject to FINRA and Financial Intermediary rules, we (or our affiliates) also pay the following types of fees to, among other things, encourage the sale of this Contract. These additional payments could create an incentive for your investment professional, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others, which may not necessarily be to your benefit.

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ADDITIONAL
PAYMENT TYPE               WHAT IT'S USED FOR
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Access                     Access to investment professionals and/or Financial Intermediaries such as one-on-one wholesaler visits or attendance at national sales meetings or similar events.
Gifts & Entertainment      Occasional meals and entertainment, tickets to sporting events and other gifts.
Marketing                  Joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including investment professionals) receive prizes such as travel Awards, merchandise and recognition; client generation expenses.
Marketing Expense          Pay Fund related parties for wholesaler support, training and marketing activities for certain
Allowances                 Funds.
Support                    Sales support through such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary's websites; shareholder services
                           (including sub-accounting sponsorship of Financial Intermediary due diligence meetings; and/or expense allowances and reimbursements).
Training                   Educational (due diligence), sales or training seminars, conferences and programs, sales and service desk training, and/or client or prospect seminar sponsorships.
Visibility                 Inclusion of our products on a Financial Intermediary's preferred list; participation in, or visibility at, national and regional conferences; and/or articles in Financial Intermediary publications highlighting our products and services.
Volume                     Pay for the overall volume of their sales or the amount of money investing in our products.

As of December 31, 2012, we have not entered into any ongoing contractual arrangements to make Additional Payments to any Financial Intermediaries for our suite of variable annuities.

Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their investment professional is or should be included in any such listing.

As of December 31, 2012, we have not entered into arrangements to pay Marketing Expense Allowances to any Fund Companies (or affiliated parties) for our suite of variable annuities.

E. DELAY OF PAYMENT AND TRANSFERS

If, pursuant to SEC rules, the Invesco V.I. Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of such Fund, we will delay payment of any transfer, Partial Withdrawal, full Surrender, or Death Benefit from the Invesco V.I. Money Market Fund until the Fund is liquidated.

If you have submitted a check or draft, we have the right to defer payment of Partial Withdrawals, full Surrenders, Death Benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, Partial Withdrawals, full Surrenders, or death benefit proceeds from the Fixed Account for up to six months.

In addition, federal laws designed to counter terrorism and prevent money laundering by criminals might require us to reject a Premium Payment and/or "freeze" an Owner's account. If these laws apply in a particular situation, we would not be able to pay any request for Partial Withdrawals, full Surrenders, or Death Benefits, make transfers or continue making annuity payments absent instructions from the appropriate federal regulator. We may also be required to provide information about you and your Contract to government agencies or departments.

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8.FEDERAL TAX CONSIDERATIONS

A. INTRODUCTION

The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code ("Code"), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See "Annuity Purchases by Nonresident Aliens and Foreign Corporations," regarding annuity purchases by non-U.S. Persons or residents.

This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.

The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to Your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide You with a copy of what was reported. This copy is not intended to supplant Your own records. It is Your responsibility to ensure that what You report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on Your books and records. You should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if You find any discrepancies in case corrections have to be made.

THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.

B. TAXATION OF THE COMPANY AND THE SEPARATE ACCOUNT

The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.

C. TAXATION OF ANNUITIES - GENERAL PROVISIONS AFFECTING CONTRACTS NOT HELD IN TAX-QUALIFIED RETIREMENT PLANS

Section 72 of the Code governs the taxation of annuities in general.

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    1.   NON-NATURAL PERSONS AS OWNERS

Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:

- A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

- A contract acquired by the estate of a decedent by reason of such decedent's death,

- Certain contracts acquired with respect to tax-qualified retirement arrangements,

- Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

- A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract's purchase.

A non-natural Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.

Pursuant to Code Section 72(s), if the Owner is a non-natural person, the primary annuitant is treated as the "holder" in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a "holder." In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the "holder." However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.

    2.   OTHER OWNERS (NATURAL PERSONS).

A Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

       a.   AMOUNTS RECEIVED AS AN ANNUITY

Contract payments made periodically at regular intervals over a period of more than one full year, such that the total amount payable is determinable from the start ("amounts received as an annuity") are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the allocable "investment in the contract" to the total amount of the payments to be made after the start of the payments (the "exclusion ratio") under Section 72 of the Code. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract." The start of the payments may be the Annuity Commencement Date, or may be an annuity starting date assigned should any portion less than the full Contract be converted to periodic payments from the Contract (Annuity Payouts).

i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the allocated investment in the contract for the Annuity Payout, any additional payments (including surrenders) will be entirely includable in gross income.

ii. To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract". It is unclear what value should be used in determining the "income on the contract." We believe that the "income on the contract" does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the "income on the contract".

iii. Under Section 72(a)(2) of the Code, if any amount is received as an annuity (i.e., as one of a series of periodic payments at regular intervals over more than one full year) for a period of 10 or more years, or during one or more lives, under any portion of an annuity, endowment, or life insurance contract, then that portion of the contract shall be treated as a separate contract with its own annuity starting date (otherwise referred to as a partial annuitization of the contract). This assigned annuity starting date for the new separate contract can be different from the original Annuity Commencement Date for the Contract. Also, for

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      purposes of applying the exclusion ratio for the amounts received under the partial annuitization, the investment in the contract before receiving any such amounts shall be allocated pro rata between the portion of the Contract from which such amounts are received as an annuity and the portion of the Contract from which amounts are not received as an annuity. These provisions apply to payments received in taxable years beginning after December 31, 2010.

       b.  AMOUNTS NOT RECEIVED AS AN ANNUITY

i. To the extent that the "cash value" of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract."

ii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or Partial Withdrawal), which is non-periodic and not part of a partial annuitization, is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" is computed by reference to the aggregation rule described in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract," and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."

iii. Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date (or after the assigned annuity starting date for a partial annuitization) are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph 2.c. may apply).

iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.

v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.

vi. In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.

       c.   AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS.

Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.

       d. 10% PENALTY TAX - APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY PAYMENTS.

i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

ii.  The 10% penalty tax will not apply to the following distributions:

       1. Distributions made on or after the date the taxpayer has attained the age of 59 1/2.

       2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

       3.   Distributions attributable to a taxpayer becoming disabled.

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       4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer (or the joint lives or life expectancies of the taxpayer and the taxpayer's designated Beneficiary).

       5. Distributions made under certain annuities issued in connection with structured settlement agreements.

       6. Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).

       7. Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.

If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

       e. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982.

If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come
(1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract, (2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and
(4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.

       f.   REQUIRED DISTRIBUTIONS

i.   Death of Owner or Primary Annuitant

      Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:

       1. If any Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

       2. If any Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

       3. If the Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Owner, and any change in the primary annuitant shall be treated as the death of the Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

ii.  Alternative Election to Satisfy Distribution Requirements

      If any portion of the interest of a Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Owner's death.

iii.  Spouse Beneficiary

      If any portion of the interest of a Owner is payable to or for the benefit of his or her Spouse, and the Annuitant is living, such Spouse shall be treated as the Owner of such portion for purposes of section i. above. This Spousal Contract continuation shall apply only once for this Contract.

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       g.   ADDITION OF RIDER OR MATERIAL CHANGE.

The addition of a rider to the Contract, or a material change in the Contract's provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.

       h.  PARTIAL EXCHANGES.

The IRS, in Rev. Rul. 2003-76, confirmed that the owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange").

The IRS issued additional guidance, Rev. Proc. 2011-38, that addresses partial exchanges. Rev. Proc. 2011-38 modifies and supersedes Rev. Proc. 2008-24 and applies to the direct transfer of a portion of the cash surrender value of an existing annuity contract for a second annuity contract, regardless of whether the two annuity contracts are issued by the same or different companies and is effective for transfers that are completed on or after October 24, 2011. The Rev. Proc. does not apply to transactions to which the rules for partial annuitization under Code Section 72(a)(2) apply.

Under Rev. Proc. 2011-38, a transfer within the scope of the Rev. Proc. will be treated as a tax-free exchange under Section 1035 if no amount, other than an amount received as an annuity for a period of 10 years or more or during one or more lives, is received under either the original contract or the new contract during the 180 days beginning on the date of the transfer (in the case of a new contract, the date the contract is placed in-force). A subsequent direct transfer of all or a portion of either contract is not taken into account for purposes of this characterization if the subsequent transfer qualifies (or is intended to qualify) as a tax-free exchange under Code Section 1035.

If a transfer falls within the scope of the Rev. Proc. but is not described above (for example - if a distribution is made from either contract within the 180 day period), the transfer will be characterized in a manner consistent with its substance, based on general tax principles and all the facts and circumstances. The IRS will not require aggregation (under Code Section 72(e)(12)) of an original, pre-existing contract with a second contract that is the subject of a tax-free exchange, even if both contracts are issued by the same insurance company, but will instead treat the contracts as separate annuity contracts. The applicability of the IRS's partial exchange guidance to the splitting of an annuity contract is not clear. You should consult with a qualified tax adviser as to potential tax consequences before attempting any partial exchange or split of annuity contracts.

    3.   DIVERSIFICATION REQUIREMENTS.

The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the Owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:

- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

-   no more than 70% is represented by any two investments,

-   no more than 80% is represented by any three investments and

-   no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the Owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.

Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Owners with premiums allocated to affected Funds.

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    4.   TAX OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.

In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the Owner, for tax purposes. The IRS has stated in published rulings that a variable Owner will be considered the "owner" of separate account assets for income tax purposes if the Owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable Owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable Owner's gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which Owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.

Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such interests should be treated as owned directly by the Owner (and not by the insurer) for tax purposes, as if such Owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts or by other permitted entities.

Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable Owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a Owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable Owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.

D. FEDERAL INCOME TAX WITHHOLDING

The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code
Section 3405, which requires the following:

    1. Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld ("election out"). We will provide such an "election out" form at the time such a distribution is requested. If the necessary "election out" form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.

    2. Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary "election out" forms are not submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.

Generally no "election out" is permitted if the distribution is delivered outside the United States and any possession of the United States. Regardless of any "election out" (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee's total tax liability.

E. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and mandatory withholding on U.S. source taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to us. If withholding applies, we are required to withhold tax at the 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence.

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F. ESTATE, GIFT AND GENERATION-SKIPPING TAX AND RELATED TAX CONSIDERATIONS

Any amount payable upon a Owner's death, whether before or after the Annuity Commencement Date, is generally includable in the Owner's estate for federal estate tax purposes. Similarly, prior to the Owner's death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 37 1/2 or more years younger than a Owner or (2) a grandchild (or more remote further descendent) of a Owner may have federal generation-skipping-transfer ("GST") tax consequences under Code
Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in "Distributions Prior to the Annuity Commencement Date," the transfer of a Contract for less than adequate consideration during the Owner's lifetime generally is treated as producing an amount received by such Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Owner's gross income, this same income amount could produce a corresponding increase in such Owner's tax basis for such Contract that is carried over to the transferee's tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and
Section 1015.

For 2012, the federal estate tax, gift tax and GST tax exemptions and maximum rates are $5,120,000 and 35%, respectively. After 2012, in the absence of legislative action, the federal estate tax, gift tax and GST tax exemptions and rates will return to their 2001 levels (with inflation adjustments for the GST tax exemption but not for the estate or gift tax exemptions). This would result in significantly lower exemptions and significantly higher tax rates. Between now and the end of 2012, Congress may make the current exemptions and rates permanent, it may do nothing and allow the 2001 levels to go into effect, or it may change the applicable exemptions and/or tax rates. The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

G. TAX DISCLOSURE OBLIGATIONS

In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2004-67. The Code also requires certain "material advisers" to maintain a list of persons participating in such "reportable transactions," which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by The Company, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.

H. MEDICARE TAX

Beginning in 2013, distributions from non-qualified annuity policies will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.

INFORMATION REGARDING IRAS

This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by IRAs. State income tax rules applicable to IRAs may differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.

1. INDIVIDUAL RETIREMENT ANNUITIES ("IRAS").

In addition to "traditional" IRAs governed by Code Sections 408(a) and (b) ("Traditional IRAs"), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) may elect to provide for a separate account or annuity contract that accepts after-tax employee contributions and is treated as a "Deemed IRA" under Code Section 408(q), which is generally subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.

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    a.   TRADITIONAL IRAS

Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions ("RMDs") when the Owner reaches age 70 1/2 or dies, as described below, may result in imposition of a 50% penalty tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59 1/2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.

You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. In addition, under Code Section 402(c)(11) a non-spouse "designated beneficiary" of a deceased Plan participant may make a tax-free "direct rollover" (in the form of a direct transfer between Plan fiduciaries, as described below in "Rollover Distributions") from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an "inherited IRA" that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant).

IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract's cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA's cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

    b.  SEP IRAS

Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension ("SEP") or a SEP IRA. A SEP IRA can have employer contributions, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

    c.   SIMPLE IRAS

SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by Code Section 408(p), under which employees may elect to defer to a SIMPLE IRA a specified percentage of compensation. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10 percent penalty tax, which is increased to 25.

    d.  ROTH IRAS

Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Owner's lifetime. Generally, however, upon the Owner's death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. The Owner of a Traditional IRA or other qualified plan assets may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA or other qualified plan assets to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax in the year of conversion. In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. Distributions from eligible Qualified Plans can be "rolled over" directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a "conversion" Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

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5. TAXATION OF AMOUNTS RECEIVED FROM IRAS

Except under certain circumstances in the case of Roth IRAs or Roth accounts in certain Qualified Plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other "investment in the contract." For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of "investment in the contract" are generally the same as for Non-Qualified Contracts, as described above.

For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the "investment in the contract," based on the ratio of the "investment in the contract" over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.

In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.

6. PENALTY TAXES FOR IRAS

Unlike Non-Qualified Contracts, IRAs are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions ("RMDs").

    a.   PENALTY TAXES ON PREMATURE DISTRIBUTIONS

Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59 1/2. However, this 10% penalty tax does not apply to a distribution that is either:

    (i) made to a beneficiary (or to the employee's estate) on or after the employee's death;

    (ii) attributable to the employee's becoming disabled under Code Section 72(m)(7);

    (iii) part of a series of substantially equal periodic payments (not less frequently than annually - "SEPPs") made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary ("SEPP Exception"), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;

    (iv) (except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);

    (v) not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year;

    (vi) certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;

    (vii) made an account of an IRS levy on the Qualified Plan under Code
          Section 72(t)(2)(A)(vii); or

    (viii) made as a "direct rollover" or other timely rollover to an Eligible Retirement Plan, as described below.

  In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:

    (ix) made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions in Code Section 72(t)(2)(D) are met;

    (x) not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or

    (xi) for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).

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If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death, disability or a method change allowed by Rev. Rul. 2002-62), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

    b.  RMDS AND 50% PENALTY TAX

If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution ("RMD") for the year, the participant is subject to a 50% penalty tax on the amount that has not been timely distributed.

An individual's interest in an IRA generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the calendar year in which the individual attains age 70 1/2, or

The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over -

    (a) the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or

    (b) over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.

If an individual dies before reaching the Required Beginning Date, the individual's entire interest generally must be distributed within 5 years after the individual's death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual's death to a qualifying designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual's surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 70 1/2.

If an individual dies after RMDs have begun for such individual, any remainder of the individual's interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

The RMD rules that apply while the Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner's surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.

The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the Contract Value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.

In addition, in computing any RMD amount based on a contract's Contract Value, such Contract Value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under an IRA may require the RMD amount for such IRA to be increased each year, and expose such additional RMD amount to the 50% penalty tax for RMDs if such additional RMD amount is not timely distributed.

7. TAX WITHHOLDING FOR IRAS

Distributions from an IRA generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any "elections out" and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an "eligible rollover distribution" from a Qualified Plan.

Regardless of any "election out" (or any actual amount of tax actually withheld) on an amount received from an IRA the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee's total tax liability.

8. ROLLOVER DISTRIBUTIONS

Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free "direct rollover" or "60-day rollover" can be made between a "NonRoth IRA" (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a "conversion" of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free "direct rollover" or "60-day rollover" can be made between an "inherited IRA" (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a "direct

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rollover" or a "60-day rollover" to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a "direct rollover" or a "60-day rollover" to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such "direct rollover." Similar rules apply to a "direct rollover" or a "60-day rollover" of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer's SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a "direct rollover" or a "60-day rollover" to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).

Special rollover rules also apply to (1) transfers or rollovers for the benefit of a spouse (or ex-spouse) or a nonspouse designated beneficiary, (2) Plan distributions of property, (3) distributions from a Roth account in certain Plans, (4) recontributions within 3 years of "qualified hurricane distributions" made before 2007 under Code Section 1400Q(a), (5) transfers from a Traditional or Roth IRA to certain health savings accounts under Code Section 408(d)(9), and
(6) obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS.

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TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION
  Safekeeping of Assets
  Experts
  Non-Participating
  Misstatement of Age or Sex
  Principal Underwriter
  Additional Payments
PERFORMANCE RELATED INFORMATION
  Total Return for all Sub-Accounts
  Yield for Sub-Accounts
  Money Market Sub-Accounts
  Additional Materials
  Performance Comparisons
FINANCIAL STATEMENTS

                                                                     APP A-1

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APPENDIX A - EXAMPLES

TABLE OF CONTENTS

                                                                          PAGE
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CONTINGENT DEFERRED SALES CHARGE EXAMPLES                                APP A-2
PREMIUM BASED CHARGE EXAMPLES                                            APP A-7
RETURN OF PREMIUM EXAMPLE                                                APP A-8
MAXIMUM ANNIVERSARY VALUE EXAMPLES                                       APP A-8
LEGACY LOCK EXAMPLE                                                     APP A-10
MAXIMUM DAILY VALUE EXAMPLES                                            APP A-11
ANNUAL LOCK INCOME BENEFIT EXAMPLE                                      APP A-12
DAILY LOCK INCOME BENEFIT EXAMPLES                                      APP A-13

APP A-2

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CONTINGENT DEFERRED SALES CHARGE EXAMPLES (CLASS B AND CLASS L SHARES)

All CDSC Examples reflect gross withdrawals that deduct the CDSC and the Premium Based Charge from the amount of the Partial Withdrawals requested.

EXAMPLE 1: ILLUSTRATES A PARTIAL WITHDRAWAL THAT IS EQUAL TO THE FREE WITHDRAWAL AMOUNT (FWA) IN A DOWN MARKET. ASSUME A PARTIAL WITHDRAWAL TAKEN IN CONTRACT YEAR 2 EQUALS $5,000.

STEP 1 DOES NOT APPLY because Premiums have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.

     Values immediately prior to the Partial Withdrawal:

       -   Premiums subject to CDSC are $100,000

       -   Remaining Gross Premiums are $100,000

       -   Contract Value is $90,000

       -   Earnings are $0

         - Your earnings are the greater of (1) Contract Value - Remaining Gross Premiums, or (2) $0

       -   FWA is $5,000

         - Your FWA is the greater of (1) 5% of total Premiums subject to CDSC, or (2) earnings

STEP 2: As the amount withdrawn is equal to the FWA, there are no CDSC incurred on the transaction. Also, there is no adjustment to Remaining Gross Premiums. The FWA has been exhausted for the duration of the Contract Year. There are no additional steps.

     Values after the Partial Withdrawal:

       -   Premiums subject to CDSC are $100,000

       -   Remaining Gross Premiums are $100,000

       -   Contract Value is $85,000

       -   FWA is $0

EXAMPLE 2: ILLUSTRATES A PARTIAL WITHDRAWAL IN EXCESS OF THE FWA IN A DOWN MARKET AND IMPACTS TO SUBSEQUENT FWA CALCULATIONS. ASSUME A PARTIAL WITHDRAWAL TAKEN IN CONTRACT YEAR 2 EQUALS $5,000.

STEP 1 DOES NOT APPLY because Premiums have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.

     Values immediately prior to the first Partial Withdrawal:

       -   Premiums subject to CDSC are $100,000

       -   Remaining Gross Premiums are $100,000

       -   Contract Value is $90,000

       -   Earnings are $0

         - Your earnings are the greater of (1) Contract Value - Remaining Gross Premiums, or (2) $0

       -   FWA is $5,000

         - Your FWA is the greater of (1) 5% of total Premiums subject to CDSC, or (2) earnings

STEP 2: As the amount Surrendered is equal to the FWA, there are no CDSC incurred on the transaction. Also, there is no adjustment to Remaining Gross Premiums. The FWA has been exhausted for the duration of the Contract Year. There are no additional steps.

     Values after the Partial Withdrawal:

       -   Premiums subject to CDSC are $100,000

       -   Remaining Gross Premiums are $100,000

                                                                     APP A-3

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       -   Contract Value is $85,000

       -   FWA is $0

NEXT, ASSUME AN ADDITIONAL WITHDRAWAL DURING THE SAME CONTRACT YEAR EQUALS $5,000. THE CONTRACT VALUE HAS CHANGED DUE TO MARKET FLUCTUATION, BUT NO OTHER TRANSACTIONS HAVE OCCURRED.

STEP 1 DOES NOT APPLY because Premiums have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.

STEP 2: Determines that the transaction is in excess of the FWA.

     Values immediately prior to the second Partial Withdrawal:

       -   Premiums are $100,000

       -   Remaining Gross Premiums are $100,000

       -   Contract Value is $75,000

       -   Earnings are $0

       -   FWA is $0

STEP 3: As the FWA is $0; the entire $5,000 is in excess of the FWA.

STEP 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.

     The factor is derived as [A/B]:

     A = The amount in Step 3

     B = Contract Value immediately prior to the withdrawal - FWA

     The amount subject to CDSC is $6,667 ($100,000 x [$5,000/$75,000])

     Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.

STEP 5: The applicable CDSC is 7.5%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $500 [7.5% x $6,667].

STEP 6: We deduct the CDSC of $500 from the excess amount $5,000. The amount paid to you is $4,500.

     Values after the second Partial Withdrawal:

       -   Premiums are $100,000

       -   Remaining Gross Premium is $93,333 ($100,000 - $6,667)

       -   Contract Value is $70,000

       -   FWA is $0

NEXT, ASSUME THAT A THIRD PARTIAL WITHDRAWAL IS TAKEN DURING CONTRACT YEAR 3 FOR AN AMOUNT EQUAL TO $15,000. THE CONTRACT VALUE HAS CHANGED DUE TO MARKET FLUCTUATION, BUT NO OTHER TRANSACTIONS HAVE OCCURRED.

STEP 1 DOES NOT APPLY because Premiums have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.

STEP 2: Determines that the transaction is in excess of the FWA.

     Values prior to the third Partial Withdrawal:

       -   Premiums are $100,000

       -   Remaining Gross Premium is $93,333

       -   Contract Value is $78,000

       -   Earnings are $0

       -   FWA is $5,000

STEP 3: We deduct the available FWA of $5,000; the remaining $10,000 is in excess of the FWA.

APP A-4

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STEP 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.

     The factor is derived as [A/B]:

     A = The amount in Step 3

     B = Contract Value immediately prior to the withdrawal - FWA

     The amount subject to CDSC is $12,785 ($93,333 x [$10,000/$73,000])

     Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.

STEP 5: The applicable CDSC is 6.5%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $831 [6.5% x $12,785].

STEP 6: We deduct the CDSC of $831 from the excess amount $10,000, and combine this with your FWA of $5,000. The amount paid to you is $14,169.

     Values after the third Partial Withdrawal:

       -   Premiums are $100,000

       -   Remaining Gross Premium is $80,548 ($93,333 - $12,785)

       -   Contract Value is $63,000

       -   FWA is $0

EXAMPLE 3: ILLUSTRATES A PARTIAL WITHDRAWAL IN EXCESS OF THE FWA IN AN UP MARKET, THE NON-CUMULATIVE FEATURE OF THE FWA AND IMPACTS TO FUTURE FWA CALCULATIONS. ASSUME A PARTIAL WITHDRAWAL IS TAKEN IN CONTRACT YEAR 1 FOR $10,000.

STEP 1 DOES NOT APPLY because Premiums have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.

     Values prior to the first Partial Withdrawal:

       -   Premiums are $100,000

       -   Remaining Gross Premiums are $100,000

       -   Contract Value is $110,000

       -   Earnings are $10,000

         - Your earnings are the greater of (1) Contract Value - Remaining Gross Premiums, or (2) $0

       -   FWA is $10,000

         - Your FWA is the greater of (1) 5% of total Premiums subject to CDSC, or (2) earnings

STEP 2: As the amount Surrendered is equal to the FWA, there are no CDSC incurred on the transaction. Also, there is no adjustment to Remaining Gross Premiums. The FWA has been exhausted for the duration of the Contract Year. There are no additional steps.

     Values after the first Partial Withdrawal:

       -   Premiums are $100,000

       -   Remaining Gross Premium is $100,000

       -   Contract Value is $100,000

       -   FWA is $0

NEXT, ASSUME AN ADDITIONAL PARTIAL WITHDRAWAL IS TAKEN IN CONTRACT YEAR 1 FOR $10,000. THE CONTRACT VALUE HAS CHANGED DUE TO MARKET FLUCTUATION, BUT NO OTHER TRANSACTIONS HAVE OCCURRED.

STEP 1 DOES NOT APPLY because Premiums have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.

                                                                     APP A-5

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STEP 2: Determines that the transaction is in excess of the FWA.

     Values prior to the second Partial Withdrawal:

       -   Premiums are $100,000

       -   Remaining Gross Premiums are $100,000

       -   Contract Value is $100,000

       -   Earnings are $0

       -   FWA is $0

STEP 3: As the FWA is $0; the entire $10,000 is in excess of the FWA.

STEP 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.

     The factor is derived as [A/B]:

     A = The amount in Step 3

     B = Contract Value immediately prior to the withdrawal - FWA

     The amount subject to CDSC is $10,000 ($100,000 x [$10,000/$100,000])

     Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.

STEP 5: The applicable CDSC is 8.5%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $850 [8.5% x $10,000].

STEP 6: We deduct the CDSC of $850 from the excess amount $10,000. The amount paid to you is $9,150.

     Values after the second Partial Withdrawal:

       -   Premiums are $100,000

       -   Remaining Gross Premiums are $90,000 ($100,000 - $10,000)

       -   Contract Value is $90,000

       -   FWA is $0

NEXT, ASSUME AN ADDITIONAL PARTIAL WITHDRAWAL IS TAKEN IN CONTRACT YEAR 3 FOR $15,000. THE CONTRACT VALUE HAS CHANGED DUE TO MARKET FLUCTUATION, BUT NO OTHER TRANSACTIONS HAVE OCCURRED.

STEP 1 DOES NOT APPLY because Premiums have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.

STEP 2: Determines that the transaction is in excess of the FWA of $0.

     Values prior to the third Partial Withdrawal:

       -   Premiums are $100,000

       -   Remaining Gross Premiums are $90,000

       -   Contract Value is $99,000

       -   Earnings are $9,000

       -   FWA is $9,000

STEP 3: We deduct the available FWA of $9,000; the remaining $6,000 is in excess of the FWA.

STEP 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.

     The factor is derived as [A/B]:

     A = The amount in Step 3

     B = Contract Value immediately prior to the withdrawal - FWA

     The amount subject to CDSC is $6,000 ($90,000 x [$6,000/$90,000])

     Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.

APP A-6

-------------------------------------------------------------------------------

STEP 5: The applicable CDSC is 6.5%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $390 [6.5% x $6,000].

STEP 6: We deduct the CDSC of $390 from the excess amount $6,000, and combine this with your FWA of $9,000. The amount paid to you is $14,610.

     Values after the third Partial Withdrawal:

       -   Premiums are $100,000

       -   Remaining Gross Premiums are $84,000 ($90,000 - $6,000)

       -   Contract Value is $84,000

       -   FWA is $0

EXAMPLE 4: ILLUSTRATES A FULL SURRENDER CALCULATION WITH ONE OF TWO PREMIUMS OUT OF THE APPLICABLE CDSC SCHEDULE. ASSUME TWO PREMIUMS WERE MADE FOR $100,000 EACH INVESTED IN THE SUB-ACCOUNTS. THE FIRST WAS APPLIED AT THE BEGINNING OF CONTRACT YEAR 1, THE SECOND IN THE BEGINNING OF CONTRACT YEAR 3. A FULL SURRENDER IS TAKEN IN CONTRACT YEAR 8.

STEP 1: Your initial Premium of $100,000 is available without a CDSC.

     Values prior to the full Surrender:

       -   Premiums are $200,000

       -   Remaining Gross Premiums is $200,000

         -   Remaining Gross Premium subject to CDSC is $100,000

       -   Contract Value just prior to the full Surrender is $300,000

       -   Earnings are $100,000

         - Your earnings are the greater of (1) Contract Value - Remaining Gross Premiums, or (2) $0

       -   FWA is $100,000

         - Your FWA is the greater of (1) 5% of total Premiums subject to CDSC, or (2) earnings.

STEP 2: The full Surrender is in excess of the sum of the FWA of $100,000 plus the amount determined in Step 1 of $100,000.

STEP 3: We deduct the available FWA; the remaining $100,000 is in excess of the FWA.

STEP 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.

     The factor is derived as [A/B]:

     A = The amount in Step 3

     B = Contract Value immediately prior to the withdrawal - FWA

     The amount subject to CDSC is $100,000 ($100,000 x [$100,000/$100,000])

     Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.

STEP 5: The applicable CDSC is 3.5%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $3,500 [3.5% x $100,000].

STEP 6: We deduct the CDSC of $3,500 from the excess amount $100,000, and combine this with your FWA of $200,000. The amount paid to you is $296,500.

     Values after the full Surrender:

       -   Contract Value is $0

     The Contract is terminated.

                                                                     APP A-7

-------------------------------------------------------------------------------

EXAMPLE 5: ILLUSTRATES A FULL SURRENDER CALCULATION IN A DOWN MARKET. ASSUME $100,000 IS INVESTED IN THE SUB-ACCOUNTS, AND A FULL SURRENDER OCCURS IN CONTRACT YEAR 3.

STEP 1 DOES NOT APPLY because Premiums have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.

STEP 2: Determines that the full Surrender is in excess of the FWA.

     Values prior to the full Surrender:

       -   Premiums are $100,000

       -   Remaining Gross Premiums are $100,000

       -   Contract Value just prior to the full Surrender is $50,000

       -   Earnings are $0

         - Your earnings are the greater of (1) Contract Value - Remaining Gross Premiums, or (2) $0

       -   FWA is $5,000

         - Your FWA is the greater of (1) 5% of total Premiums subject to CDSC, or (2) earnings

STEP 3: We deduct the available FWA of $5,000; the remaining $45,000 is in excess of the FWA.

STEP 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.

     The factor is derived as [A/B]:

     A = The amount in Step 3

     B = Contract Value immediately prior to the withdrawal - FWA

     The amount subject to CDSC is $100,000 ($100,000 x [$45,000/$45,000])

     Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.

STEP 5: The applicable CDSC is 6.5%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $6,500 [6.5% x $100,000].

STEP 6: We deduct the CDSC of $6,500 from the excess amount $45,000, and combine this with your FWA of $5,000. The amount paid to you is $43,500.

     Values after the full Surrender:

       -   Contract Value is $0

     The Contract is terminated.

PREMIUM BASED CHARGE EXAMPLES (CLASS B AND CLASS L SHARES)

EXAMPLE 1: ASSUME THAT YOUR INITIAL PREMIUM IS $100,000. NO WITHDRAWALS OCCUR DURING CONTRACT YEAR 1. ON DAY 70 OF CONTRACT YEAR 2 YOU MAKE A PARTIAL WITHDRAWAL IN EXCESS OF THE FWA BY $5,000.

     Upon each Quarterly Contract Anniversary, your annual Premium Based Charge is calculated solely on the Remaining Gross Premium upon each Quarterly Contract Anniversary. As there were no Partial Withdrawals during Contract Year 1, the amount deducted from your Contract Value is $125 [($100,000 x 0.50%)/4] upon each Quarterly Contract Anniversary.

     Upon the Partial Withdrawal in Contract Year 2, the Remaining Gross Premium subject to Premium Based Charge is determined to be $5,000. The Premium Based Charge is NOT deducted at the time of the Partial Withdrawal. The Remaining Gross Premium after the Partial Withdrawal is $95,000.

     At the next Quarterly Contract Anniversary, the Premium Based Charge applied to the Remaining Gross Premium is $118.75 [($95,000 x 0.50%)/4].

EXAMPLE 2: ASSUME THAT YOUR INITIAL DEPOSIT INTO YOUR B-SHARE VARIABLE ANNUITY IS $100,000. ON DAY 75 OF CONTRACT YEAR 5 YOU CHOOSE TO SURRENDER YOUR ENTIRE CONTRACT VALUE, WHICH IS EQUAL TO $120,000.

     A prorated Premium Based Charge is assessed upon the full Surrender and the entire Remaining Gross Premium is subject to the charge. The Premium Based Charge is equal to $104.17 [($100,000 x 0.50%)/4 x (75 / 90)]. We would also assess a CDSC on the amount of Remaining Gross Premium subject to CDSC. The CDSC is equal to $4,500 [($120,000-$20,000)/ ($120,000-$20,000) x
     $100,000 x 0.045%] as the $20,000 in earnings is the Free Withdrawal Amount that is not subject to a CDSC. Therefore, the Surrender Value of the Contract is $115,395.83 ($120,000 - $104.17 - $4,500).

APP A-8

-------------------------------------------------------------------------------

RETURN OF PREMIUM EXAMPLE

EXAMPLE 1: ASSUME YOUR INITIAL PREMIUM PAYMENT IS $100,000. IN CONTRACT YEAR 2 YOU APPLY A SUBSEQUENT PREMIUM PAYMENT OF $50,000. IN CONTRACT YEAR 3 YOU WITHDRAW $7,500.00, AN AMOUNT EQUAL TO THE LIFETIME ANNUAL PAYMENT OF THE DAILY LOCK INCOME BENEFIT. IN CONTRACT YEAR 5 YOU TAKE A PARTIAL WITHDRAWAL FOR $10,000.

                                                                 MINIMUM
                                                                GUARANTEED
                                                              DEATH BENEFIT
       CONTRACT            CONTRACT      PREMIUM                AT END OF
         YEAR            VALUE(3)(4)     PAYMENTS           EACH CONTRACT YEAR
--------------------------------------------------------------------------------
           0              $100,000.00   $100,000.00             $100,000.00
           1               102,120.00    100,000.00              102,120.00
           2               157,001.34    150,000.00   (1)        157,001.34
           3               147,538.82    142,500.00   (5)        147,538.82
           4               134,407.86    142,500.00              142,500.00
           5               130,657.83    132,465.41   (2)        132,465.41

        (1) Premium Payments of $100,000 are adjusted by the subsequent Premium Payment of $50,000.

        (2) The $10,000 Partial Withdrawal results in a factor of 0.981225287 being applied to Premium Payments. After multiplying the factor of
             0.98122 to $135,000, the adjusted Premium Payments equal $132,465.41. The factor of 0.98122 is derived by (Contract Value prior to Partial Withdrawal less Excess Withdrawal / Contract Value prior to Partial Withdrawal less the Partial Withdrawal not considered Excess Withdrawal).

        (3)  Does not reflect a Premium Based Charge, if applicable.

        (4) Assumes annual performance on the Contract Value, as well as subsequent Premium Payment and Partial Withdrawal activity.

        (5) Premium Payments of $150,000 are adjusted by Partial Withdrawal of $7,500.00.

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT EXAMPLES

This Death Benefit is equal to the greatest of A, B or C, where:

A = Contract Value;

B = Premium Payments adjusted for Partial Withdrawals; and

C = Maximum Anniversary Value.

EXAMPLE 1: ASSUME YOUR INITIAL PREMIUM PAYMENT IS $100,000.

                                    TOTAL
                                   PREMIUM
                                  PAYMENTS
                   CONTRACT     (ADJUSTED BY        CONTRACT
   CONTRACT       VALUE(1)(2)   WITHDRAWALS)         VALUE
     YEAR             "A"            "B"         PERFORMANCE(2)
-----------------------------------------------------------------
       0           $100,000.00    $100,000.00          0.00%
       1            102,120.00     100,000.00          2.12%
       2            107,001.34     100,000.00          4.78%
       3            105,663.82     100,000.00         -1.25%
       4             96,259.74     100,000.00         -8.90%
       5            106,424.77     100,000.00         10.56%

                                                   MINIMUM
                         MAXIMUM                  GUARANTEED
                       ANNIVERSARY              DEATH BENEFIT
                     VALUE AT END OF              AT END OF
                      EACH CONTRACT           EACH CONTRACT YEAR
   CONTRACT              YEAR(5)            GREATEST OF "A", "B",
     YEAR                  "C"                     AND "C"
---------------  ---------------------------------------------------
       0            -                             $100,000.00
       1                $102,120.00   (3)          102,120.00
       2                 107,001.34   (3)          107,001.34
       3                 107,001.34                107,001.34
       4                 107,001.34                107,001.34
       5                 107,001.34                107,001.34

(1)  Does not reflect a Premium Based Charge, if applicable.

(2) Assumes annual performance on the Contract Value. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

(3) Is the highest Anniversary Value and therefore is the Maximum Anniversary Value (MAV).

                                                                     APP A-9

-------------------------------------------------------------------------------

EXAMPLE 2: ASSUME YOUR INITIAL PREMIUM PAYMENT IS $100,000. AT THE END OF CONTRACT YEAR 2 YOU APPLY A SUBSEQUENT PREMIUM PAYMENT OF $50,000. IN CONTRACT YEAR 3 YOU TAKE A PARTIAL WITHDRAWAL OF $7,500, AN AMOUNT EQUAL TO THE LIFETIME ANNUAL PAYMENT OF THE DAILY LOCK INCOME BENEFIT. IN CONTRACT YEAR 5 YOU TAKE A PARTIAL WITHDRAWAL FOR $10,000, AN AMOUNT GREATER THAN THE LIFETIME ANNUAL PAYMENT ($7,500) OF THE DAILY LOCK INCOME BENEFIT.

                                                                                          MINIMUM
                                                                                         GUARANTEED
                                                                MAXIMUM                DEATH BENEFIT
                                                              ANNIVERSARY                AT END OF
                                         PREMIUM            VALUE AT END OF          EACH CONTRACT YEAR
   CONTRACT            CONTRACT          PAYMENTS            EACH CONTRACT         GREATEST OF "A", "B",
     YEAR          VALUE "A"(1)(2)         "B"                  YEAR "C"                  AND "C"
-----------------------------------------------------------------------------------------------------------
       0              $100,000.00       $100,000.00         -                            $100,000.00
       1               102,120.00        100,000.00            $102,120.00                102,120.00
       2               157,001.34        150,000.00  (3)        157,001.34                157,001.34
       3               147,188.75        142,500.00  (4)        149,501.34   (4)          149,501.34
       4               134,088.95        142,500.00             149,501.34                149,501.34
       5               130,324.09        132,459.05  (5)        139,328.61   (5)          139,328.61

       (1)  Does not reflect a Premium Based Charge, if applicable.

       (2) Assumes annual performance on the Contract Value, as well as subsequent Premium Payment and Partial Withdrawal activity. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

       (3) Premium Payments of $100,000 and the Maximum Anniversary Value are adjusted by the subsequent Premium Payment of $50,000.

       (4) The $7,500 Partial Withdrawal results in a dollar-for-dollar reduction to Premium Payments as well as all previous Maximum Anniversary Value.

       (5) The first $7,500 part of the $10,000 Partial Withdrawal that is not an Excess Withdrawal reduces the Premium Payments as well as all previous Maximum Anniversary Values dollar-for-dollar. The $10,000 Partial Withdrawal subsequently results in a factor of 0.98117 being applied to Premium Payments as well as all previous Maximum Anniversary Values. The factor of 0.98117 is derived by (Contract Value Prior to Partial Withdrawal $140,324.09 less the Partial Withdrawal $10,000)/(Contract Value Prior to Surrender $140,324.09 less Partial Withdrawal that was not Excess Withdrawal $7500).

APP A-10

-------------------------------------------------------------------------------

LEGACY LOCK

Your Guaranteed Minimum Death Benefit is the greatest of:

    1)  Base Return of Premium;

    2)  Enhanced Return of Premium; or

    3)  Contract Value.

EXAMPLE 1: ASSUME YOUR INITIAL PREMIUM PAYMENT IS $100,000. AT THE END OF CONTRACT YEAR 1 YOU WITHDRAW $5,300, WHICH IS EQUAL TO THE LIFETIME ANNUAL PAYMENT (LAP). IN CONTRACT YEAR 3 YOU WITHDRAW $7,000, WHICH IS GREATER THAN THE LAP OF $5,300.

                                                                AFTER TRANSACTION
                CONTRACT VALUE              BASE                                               GUARANTEED
 CONTRACT          PRIOR TO                RETURN                ENHANCED RETURN             MINIMUM DEATH
  YEAR*       TRANSACTIONS(1)(2)         OF PREMIUM                 OF PREMIUM                  BENEFIT
--------------------------------------------------------------------------------------------------------------
    0               $100,000               $100,000                   $100,000                   $100,000
    1                102,120                 94,700   (3)              102,120   (3)              102,210
    2                101,448                 94,700                    102,120                    102,120
    3                100,180                 87,798   (4)              100,290   (5)              100,290
    4                 84,887                 87,798                    100,290                    100,290
    5                 93,851                 87,798                    100,290                    100,290

       *   Contract Year "0" represents your Contract issue date.

       (1)  Does not reflect a Premium Based Charge, if applicable.

       (2) Assumes annual performance on the Contract Value. Annual performance is shown only for illustrative purposes and is not indicative of the performance you have achieved or will achieve under the rider.

       (3) As a result of the Partial Withdrawal, the Base Return of Premium is adjusted dollar-for-dollar to $94,700 as the Partial Withdrawal did not exceed the LAP. Because the Partial Withdrawal did not exceed the LAP, the Enhanced Return of Premium is not adjusted for the Partial Withdrawal. Since this is the first Partial Withdrawal, the Enhanced Return of Premium will step up to the Contract Value prior to the Partial Withdrawal.

       (4) As a result of the Contract Year 3 Partial Withdrawal, an Excess Withdrawal, the Base Return of Premium is adjusted first dollar-for-dollar by the Partial Withdrawal that was not excess ($5,300) and subsequently by a proportional factor of 0.98208. This factor is derived by (A / B) where A is Contract Value immediately after the Excess Withdrawal and B is the Contract Value immediately prior to the Excess Withdrawal less the Partial Withdrawal not considered Excess Withdrawal.

                a.   Return of Premium = ($94,700 - $5,300) x ($100,180 -
                     $7,000)/($100,180 - $5,300) = $87,798

              (5) As a result of the Contract Year 3 Partial Withdrawal, an Excess Withdrawal, the Enhanced Return of Premium is adjusted by a proportional factor of 0.98208. This factor is derived by (A / B) where A is Contract Value immediately after the Excess Withdrawal and B is the Contract Value immediately prior to the Excess Withdrawal less the Partial Withdrawal not considered Excess Withdrawal.

                a. Enhanced Return of Premium = ($102,120) x ($100,180 - $7,000)/($100,180 - $5,300) = $100,290

                                                                    APP A-11

-------------------------------------------------------------------------------

MAXIMUM DAILY VALUE EXAMPLES

EXAMPLE 1: ASSUME YOUR INITIAL PREMIUM PAYMENT IS $100,000. ON THE 2ND FRIDAY, YOU MAKE AN ADDITIONAL PREMIUM PAYMENT OF $50,000.

                                                                MAXIMUM DAILY
                       CONTRACT              MAXIMUM             VALUE DEATH
                     VALUE(1)(5)           DAILY VALUE            BENEFIT(2)
---------------------------------------------------------------------------------
    Monday              $100,000              $100,000              $100,000
    Tuesday               98,105               100,000               100,000
   Wednesday              98,887               100,000               100,000
   Thursday              101,321  (3)          101,321  (3)          101,321
    Friday               101,895  (3)          101,895  (3)          101,895
    Monday               103,676  (3)          103,676  (3)          103,676
    Tuesday              105,460  (3)          105,460  (3)          105,460
   Wednesday             105,120               105,460               105,460
   Thursday              103,895               105,460               105,460
    Friday               155,108               155,460  (4)          155,460

        (1)  Does not reflect Premium Based Charge, if applicable.

        (2) The Death Benefit under Maximum Daily Value pays the greater value of: (A) the Maximum Daily Value, adjusted for Partial Withdrawals; or (B) the Contract Value.

        (3) The Maximum Daily Value component is equal to the greater of the Contract Value or the Maximum Daily Value as of the prior Valuation Day.

        (4) The additional Premium Payment increases the Maximum Daily Value on a dollar-for-dollar basis.

        (5) Assumes annual performance on the Contract Value. Annual performance is only shown for illustration purposes, and it is not indicative of the performance you have achieved or will achieve under the rider.

EXAMPLE 2: ASSUME THAT NO ADDITIONAL PREMIUM PAYMENT WAS MADE, AND YOU INSTEAD TAKE A PARTIAL WITHDRAWAL OF $5,000 ON THE FOLLOWING TUESDAY (PRIOR TO THE PARTIAL WITHDRAWAL, THE CONTRACT VALUE WAS 103,385).

                                                                MAXIMUM DAILY
                       CONTRACT              MAXIMUM             VALUE DEATH
                     VALUE(1)(4)           DAILY VALUE             BENEFIT
---------------------------------------------------------------------------------
    Monday              $102,568              $105,460              $105,460
    Tuesday               98,385               100,360   (2)         100,360
   Wednesday              99,887               100,360               100,360
   Thursday               99,460               100,360               100,360
    Friday               101,052               101,052   (3)         101,052

        (1)  Does not reflect Premium Based Charge, if applicable.

        (2) The Partial Withdrawal adjusts the Maximum Daily Value by a proportional factor of 0.95164. The factor is derived as (A/B), where A = Contract Value prior to the Partial Withdrawal minus the Partial Withdrawal and B = Contract Value prior to the Partial Withdrawal.

        (3) The Maximum Daily Value continues to increase any day that the Contract Value exceeds the Maximum Daily Value as of the prior Valuation Day.

        (4) Assumes annual performance on the Contract Value. Annual performance is only shown for illustration purposes, and it is not indicative of the performance you have achieved or will achieve under the rider.

APP A-12

-------------------------------------------------------------------------------

EXAMPLE 3: ASSUME THE SAME FACTS AS ABOVE, AND THAT YOU HAVE ELECTED DAILY LOCK INCOME BENEFIT AND HAVE A LIFETIME BENEFIT PAYMENT AVAILABLE OF $5,677 WHEN YOU TAKE THE PARTIAL WITHDRAWAL OF $5,000.

                                                                MAXIMUM DAILY
                       CONTRACT              MAXIMUM             VALUE DEATH
                     VALUE(1)(3)           DAILY VALUE             BENEFIT
---------------------------------------------------------------------------------
    Monday              $102,568              $105,460              $105,460
    Tuesday               98,385               100,460   (2)        $100,460
   Wednesday              99,887               100,460              $100,460
   Thursday               99,460               100,460              $100,460
    Friday               101,052               101,052              $101,052

        (1)  Does not reflect Premium Based Charge, if applicable.

        (2) The Partial Withdrawal adjusts the Maximum Daily Value by the dollar amount of the Partial Withdrawal.

        (3) Assumes annual performance on the Contract Value. Annual performance is only shown for illustration purposes, and it is not indicative of the performance you have achieved or will achieve under the rider.

ANNUAL LOCK INCOME BENEFIT EXAMPLE

EXAMPLE 1: ASSUME YOUR INITIAL PREMIUM PAYMENT IS $100,000. YOUR CONTRACT VALUE, WITHDRAWAL BASE AND BONUS BASE ARE ALL EQUAL TO $100,000. YOU HAVE ELECTED ANNUAL LOCK INCOME BENEFIT - SINGLE LIFE, AND BASED ON YOUR AGE OF 60 YOU INITIAL WITHDRAWAL PERCENTAGE IS AT 4%. IN CONTRACT YEARS 7, 9, 11 AND 12 YOU TAKE PARTIAL WITHDRAWAL OF THE AMOUNT EQUAL TO YOUR AVAILABLE LIFETIME ANNUAL PAYMENT. IN CONTRACT YEAR 10, YOU TAKE A PARTIAL WITHDRAWAL OF $10,000.


                                  CONTRACT                                 LIFETIME           LIFETIME
CONTRACT                           VALUE                DEFERRAL          WITHDRAWAL           ANNUAL
  YEAR*         AGE        PRE-TRANSACTION(1)(2)          BONUS           PERCENTAGE           PAYMENT
-----------------------------------------------------------------------------------------------------------
    0            60                $100,000                   $0                4%              $4,000
    1            61                  93,930                6,000                4%               4,240
    2            62                 101,632                6,000                4%               4,480
    3            63                 106,694                6,000                4%               4,720
    4            64                 118,408                6,000                4%               4,960
    5            65                 135,726                6,000                5%               6,786   (4)
    6            66                 147,306                8,144                5%               7,365
    7            67                 120,357                    0                5%               7,365
    8            68                 126,683                    0                5%               7,365
    9            69                 127,173                    0                5%               7,365
   10            70                 128,025                    0                5%               7,365
   11            71                 133,738                    0                5%               7,217
   12            72                 139,953                    0                5%               7,217

                                  WITHDRAWAL BASE AT       BONUS BASE AT
CONTRACT       WITHDRAWAL            END OF EACH            END OF EACH
  YEAR*          AMOUNT             CONTRACT YEAR          CONTRACT YEAR
---------  -----------------------------------------------------------------
    0                  $0               $100,000               $100,000
    1                   0                106,000    (3)         100,000
    2                   0                112,000    (3)         100,000
    3                   0                118,000    (3)         100,000
    4                   0                124,000    (3)         100,000
    5                   0                135,726    (5)         135,726   (5)
    6                   0                147,306    (5)         147,306   (5)
    7               7,365   (6)          147,306                      0   (6)
    8                   0                147,306                      0
    9               7,365   (6)          147,306                      0
   10              10,000   (7)          144,335    (7)               0
   11               7,217   (6)          144,335                      0
   12               7,217   (6)          144,335                      0


       *   Contract Year "0" represents your Contract issue date.

       (1) Assumes annual performance on the Contract Value and Partial Withdrawal activity. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

       (2)  Does not reflect a Premium Based Charge, if applicable.

       (3) The Deferral Bonus is applied to the Withdrawal Base on Contract Anniversaries 1, 2, 3 and 4.

       (4) The Lifetime Benefit Payment increases as the result of the increases in the Withdrawal Base. Additionally, because no Withdrawals have been taken, the Lifetime Withdrawal Percentage increases to 5% upon attaining the age of 65.

       (5) Applies a Step Up to the Withdrawal Base and the Bonus Base on Contract Anniversaries 5 and 6 because the Contract Value exceeds the Withdrawal Base and Bonus Base.

       (6) A Partial Withdrawal equal to the Lifetime Annual Payment does not impact the Withdrawal Base or Lifetime Annual Payment, but as the first Withdrawal it resets the Bonus Base to $0 and there are no subsequent Deferral Bonus opportunities.

       (7) A Partial Withdrawal of $10,000 is in excess of the Lifetime Annual Payment; the Withdrawal Base is reset by a factor of 0.97983 derived from $138,025 - $10,000 / $138,025 - $7,365.

                                                                    APP A-13

-------------------------------------------------------------------------------

DAILY LOCK INCOME BENEFIT EXAMPLES

EXAMPLE 1: ASSUME YOUR INITIAL PREMIUM PAYMENT IS $100,000, YOU ARE AGE 67, AND YOU ELECTED DAILY LOCK INCOME BENEFIT - SINGLE OPTION. NO PARTIAL WITHDRAWALS HAVE OCCURRED.

                                                       ANNIVERSARY                                 LIFETIME
                  CONTRACT        WITHDRAWAL            WITHDRAWAL             DEFERRAL             ANNUAL
                  VALUE(1)           BASE                  BASE               BONUS BASE            PAYMENT
----------------------------------------------------------------------------------------------------------------
    Monday         $100,000         $100,000              $100,000              $100,000             $5,000
    Tuesday          98,105          100,000               100,000               100,000              5,000
   Wednesday         98,887          100,000               100,000               100,000              5,000
   Thursday         101,321          101,321   (2)         100,000               100,000              5,066   (2)
    Friday          101,895          101,895   (2)         100,000               100,000              5,094   (2)
    Monday          103,676          103,676   (2)         100,000               100,000              5,183   (2)
    Tuesday         105,460          105,460   (2)         100,000               100,000              5,273   (2)
   Wednesday        105,120          105,460               100,000               100,000              5,273
   Thursday         103,895          105,460               100,000               100,000              5,273
    Friday          105,108          105,460               100,000               100,000              5,273

       (1)  Does not reflect Premium Based Charge, if applicable.

       (2) When the Contract Value exceeds the Withdrawal Base as of the prior Valuation Day, the Withdrawal Base increases. As no Partial Withdrawal has occurred, the Lifetime Annual Payment also increases.

EXAMPLE 2: ASSUME THE SAME FACTS AS ABOVE, AND THE NEXT TUESDAY IS THE FIRST CONTRACT ANNIVERSARY.

                                                       ANNIVERSARY                                 LIFETIME
                  CONTRACT        WITHDRAWAL            WITHDRAWAL             DEFERRAL             ANNUAL
                  VALUE(1)           BASE                  BASE               BONUS BASE            PAYMENT
----------------------------------------------------------------------------------------------------------------
    Monday         $102,568         $105,460              $100,000              $100,000             $5,273
    Tuesday         104,385          106,000   (2)         106,000               100,000              5,300
   Wednesday        105,887          106,000               106,000               100,000              5,300
   Thursday         105,460          106,000               106,000               100,000              5,300
    Friday          107,459          107,459               106,000               100,000              5,373

       (1)  Does not reflect Premium Based Charge, if applicable.

       (2) On the Anniversary, a Deferral Bonus increase occurs because the sum of the Anniversary Withdrawal Base as of the prior Valuation Day ($100,000) plus 6% of the Deferral Bonus Base ($6,000) exceeds both the Withdrawal Base as of the prior Valuation Day and the current Contract Value.

EXAMPLE 3: ASSUME THE SAME FACTS AS ABOVE, AND THE NEXT THURSDAY IS THE SECOND CONTRACT ANNIVERSARY. ADDITIONALLY, ON WEDNESDAY OF THE FOLLOWING WEEK YOU TAKE YOUR FIRST PARTIAL WITHDRAWAL OF $473 THAT REPRESENTS ONE-TWELFTH OF YOUR LIFETIME ANNUAL PAYMENT (PRIOR TO THE PARTIAL WITHDRAWAL, THE CONTRACT VALUE WAS $112,931).

                                                            ANNIVERSARY                                 LIFETIME
                  CONTRACT             WITHDRAWAL            WITHDRAWAL             DEFERRAL             ANNUAL
                  VALUE(1)                BASE                  BASE               BONUS BASE            PAYMENT
---------------------------------------------------------------------------------------------------------------------
    Monday         $110,941              $110,941              $106,000              $100,000             $5,547
    Tuesday         112,576               112,576               106,000               100,000              5,629
   Wednesday        111,892               112,576               106,000               100,000              5,629
   Thursday         113,540   (2)         113,540   (2)         113,540               113,540   (2)        5,677
    Friday          112,137               113,540               113,540               113,540              5,677
    Monday          111,244               113,540               113,540               113,540              5,677
    Tuesday         111,509               113,540               113,540               113,540              5,677
   Wednesday        112,458               113,540               113,540                     0   (3)        5,677
   Thursday         112,044               113,540               113,540                     0              5,677
    Friday          114,286               114,286   (4)         113,540                     0              5,677   (4)

       (1)  Does not reflect Premium Based Charge, if applicable.

APP A-14

-------------------------------------------------------------------------------

              (2) On the Contract Anniversary, the Contract Value exceeds both the Withdrawal Base as of the prior Valuation Day and the sum of the Anniversary Withdrawal Base as of the prior Valuation Day ($106,000) plus 6% of the Deferral Bonus Base ($6,000). There is no Deferral Bonus increase applied, but the Deferral Bonus Base increases to the Withdrawal Base.

              (3) The Deferral Bonus Period terminates upon the Partial Withdrawal, and the Deferral Bonus Base is zero.

              (4) Step Ups continue to occur to the Withdrawal Base, however, following the first Partial Withdrawal, the Lifetime Annual Payment amount does not increase due to the Step Up.

EXAMPLE 4: ASSUME THE SAME FACTS AS ABOVE, BUT INSTEAD YOU MAKE A PARTIAL WITHDRAWAL OF $10,000 INSTEAD OF ONE-TWELFTH OF THE LIFETIME ANNUAL PAYMENT.

                                                      ANNIVERSARY
                 CONTRACT        WITHDRAWAL            WITHDRAWAL          DEFERRAL BONUS
                 VALUE(1)           BASE                  BASE                  BASE
--------------------------------------------------------------------------------------------
    Monday        $111,244         $113,540              $113,540              $113,540
    Tuesday        111,509          113,540               113,540               113,540
   Wednesday       103,404          108,983   (2)         108,983   (2)               0   (2)
   Thursday        102,517          108,983               108,983                     0
    Friday         104,759          108,983               108,983                     0

       (1)  Does not reflect Premium Based Charge, if applicable.

       (2) The Partial Withdrawal in excess of the Lifetime Annual Payment adjusts the Withdrawal Base and the Anniversary Withdrawal Base by a factor of 0.95987. The factor is derived as (113,404 - 10,000) / (113,404 - 5,677). Upon the Excess Withdrawal, the Lifetime Annual Payment is reset. There is zero Lifetime Annual Payment available.

                                                                     APP B-1

-------------------------------------------------------------------------------

APPENDIX B - ACCUMULATION UNIT VALUES

The following information should be read in conjunction with the financial statements for the Separate Account included in the Statement of Additional Information.

There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. The table below shows the highest and lowest possible Accumulation Unit Value, assuming you select no optional benefits or assuming you select all optional benefits.

There is no information for the Sub-Accounts because as of December 31, 2012 the Sub-Accounts had not commenced operation.

                                                                     APP C-1

-------------------------------------------------------------------------------

APPENDIX C - FUND DATA

                                                         INVESTMENT                                   INVESTMENT
FUNDING OPTION                                        OBJECTIVE SUMMARY                           ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VARIABLE PORTFOLIOS,
INC.
 American Century VP Growth Fund -       Seeks long-term capital growth.              American Century Investment Management,
  Class II                                                                            Inc.
 American Century VP Mid Cap Value Fund  Seeks long-term capital growth. Income is a  American Century Investment Management,
  - Class II                             secondary objective.                         Inc.
 American Century VP Value Fund - Class  Seeks long-term capital growth. Income is a  American Century Investment Management,
  II                                     secondary objective                          Inc.
AMERICAN FUNDS INSURANCE SERIES(R)
 Global Growth and Income Fund - Class   Seeks to make your investment grow over      Capital Research and Management Company
  4                                      time and provide you with current income by
                                         investing primarily in stocks of
                                         well-established companies located around
                                         the world.
 Growth Fund - Class 4                   Seeks to make your investment grow by        Capital Research and Management Company
                                         investing primarily in common stocks of
                                         companies that appear to offer superior
                                         opportunities for growth of capital.
 Growth-Income Fund - Class 4            Seeks to make your investment grow and       Capital Research and Management Company
                                         provide you with income over time by
                                         investing primarily in common stocks or
                                         other securities that the investment
                                         adviser believes demonstrate the potential
                                         for appreciation and/ or dividends.
 International Fund - Class 4            Seeks to make your investment grow over      Capital Research and Management Company
                                         time by investing primarily in common
                                         stocks of companies domiciled outside the
                                         United States.
 New World Fund - Class 4                Seeks to make your investment grow over      Capital Research and Management Company
                                         time by investing primarily in stocks of
                                         companies with significant exposure to
                                         countries with developing economies and/or
                                         markets.
 Managed Risk Asset Allocation Fund -    Seeks high total return (including income    Capital Research and Management Company
  Class P2                               and capital gains) consistent with           Sub-advised by Milliman Financial Risk
                                         preservation of capital over the long term   Management LLC
                                         while seeking to manage volatility and
                                         provide downside protection.
BLACKROCK VARIABLE SERIES FUNDS, INC.
 BlackRock Capital Appreciation V.I.     Seeks long-term growth of capital.           BlackRock Advisors, LLC
  Fund - Class III                                                                    Sub-advised by BlackRock Investment
                                                                                      Management, LLC
 BlackRock Equity Dividend V.I. Fund -   Seek long-term total return and current      BlackRock Advisors, LLC
  Class III                              income.                                      Sub-advised by BlackRock Investment
                                                                                      Management, LLC
 BlackRock Global Allocation V.I. Fund   Seeks high total investment return.          BlackRock Advisors, LLC
  - Class III                                                                         Sub-advised by BlackRock Investment
                                                                                      Management, LLC
 BlackRock High Yield V.I. Fund - Class  Seeks to maximize total return, consistent   BlackRock Advisors, LLC
  III                                    with income generation and prudent           Sub-advised by BlackRock Financial
                                         investment management.                       Management, Inc.

APP C-2

-------------------------------------------------------------------------------

                                                         INVESTMENT                                   INVESTMENT
FUNDING OPTION                                        OBJECTIVE SUMMARY                           ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
 BlackRock U.S. Government Bond V.I.     Seeks to maximize total return, consistent   BlackRock Advisors, LLC
  Fund - Class III                       with income generation and prudent           Sub-advised by BlackRock Financial
                                         investment management.                       Management, Inc.
FORETHOUGHT VARIABLE INSURANCE TRUST
 Forethought American Funds(R) Managed   Seeks to provide income and capital          Forethought Investment Advisors, LLC
  Risk Portfolio - Series I              appreciation while seeking to manage         Sub-advised by Milliman Financial Risk
                                         volatility.                                  Management, LLC
 Forethought BlackRock Global            Seeks to provide income and capital          Forethought Investment Advisors, LLC
  Allocation Managed Risk Portfolio -    appreciation while seeking to manage         Sub-advised by Milliman Financial Risk
  Series I                               volatility.                                  Management, LLC
 Forethought Index Managed Risk          Seeks to provide income and capital          Forethought Investment Advisors, LLC
  Portfolio - Series I                   appreciation while seeking to manage         Sub-advised by Milliman Financial Risk
                                         volatility.                                  Management, LLC
 Forethought Select Advisor Managed      Seeks to provide income and capital          Forethought Investment Advisors, LLC
  Risk Portfolio - Series I              appreciation while seeking to manage         Sub-advised by Milliman Financial Risk
                                         volatility.                                  Management, LLC
 Forethought WMC Research Managed Risk   Seeks to provide income and capital          Forethought Investment Advisors, LLC
  Portfolio - Series I                   appreciation while seeking to manage         Sub-advised by Milliman Financial Risk
                                         volatility.                                  Management, LLC and Wellington Management
                                                                                      Company, LLC
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
 Franklin Income Securities Fund -       Seeks to maximize income while maintaining   Franklin Advisers, Inc.
  Class 4                                prospects for capital appreciation.
 Franklin Rising Dividends Securities    Seeks long-term capital appreciation with    Franklin Advisory Services, LLC
  Fund - Class 4                         preservation of capital as an important
                                         consideration.
 Franklin Small Cap Value Securities     Seeks long-term total return.                Franklin Advisory Services, LLC
  Fund - Class 4
 Franklin Strategic Income Securities    Seeks a high level of current income, with   Franklin Advisers, Inc.
  Fund - Class 4                         capital appreciation over the long term as
                                         a secondary goal.
 Mutual Shares Securities Fund - Class   Capital appreciation, with income as a       Franklin Mutual Advisers, LLC
  4                                      secondary goal.
 Templeton Foreign Securities Fund -     Seeks long-term capital growth.              Templeton Investment Counsel, LLC
  Class 4
 Templeton Global Bond Securities Fund   Seeks high current income, consistent with   Franklin Advisers, Inc.
  - Class 4                              preservation of capital, with capital
                                         appreciation as a secondary consideration.
 Templeton Growth Securities Fund -      Seeks long-term capital growth.              Templeton Global Advisors Limited
  Class 4
HARTFORD SERIES FUND, INC.
 Hartford Capital Appreciation HLS Fund  Seeks growth of capital.                     Hartford Funds Management Company, LLC
  - Class IB                                                                          Sub-advised by Wellington Management
                                                                                      Company, LLP
 Hartford Dividend and Growth HLS Fund   Seeks a high level of current income         Hartford Funds Management Company, LLC
  - Class IB                             consistent with growth of capital.           Sub-advised by Wellington Management
                                                                                      Company, LLP

                                                                     APP C-3

-------------------------------------------------------------------------------

                                                         INVESTMENT                                   INVESTMENT
FUNDING OPTION                                        OBJECTIVE SUMMARY                           ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
 Hartford Growth HLS Fund - Class IB     Seeks long-term capital appreciation.        Hartford Funds Management Company, LLC
                                                                                      Sub-advised by Wellington Management
                                                                                      Company, LLP
 Hartford High Yield HLS Fund - Class    Seeks to provide high current income, and    Hartford Funds Management Company, LLC
  IB                                     long-term total return.                      Sub-advised by Wellington Management
                                                                                      Company, LLP
 Hartford Index HLS Fund - Class IB      Seeks to provide investment results which    Hartford Funds Management Company, LLC
                                         approximate the price and yield performance  Sub-advised by Hartford Investment
                                         of publicly traded common stocks in the      Management Company
                                         aggregate.
 Hartford International Opportunities    Seeks long-term growth of capital.           Hartford Funds Management Company, LLC
  HLS Fund - Class IB                                                                 Sub-advised by Wellington Management
                                                                                      Company, LLP
 Hartford Portfolio Diversifier HLS      Seeks to produce investment performance      Hartford Funds Management Company, LLC
  Fund - Class IB                        that mitigates against significant declines  Sub-advised by Hartford Investment
                                         in the aggregate value of investment         Management Company
                                         allocations to equity mutual funds under
                                         certain variable annuity contracts, while
                                         also preserving the potential for modest
                                         appreciation in the Fund's net asset value
                                         when marrkets are appreciating.
 Hartford Total Return Bond HLS Fund -   Seeks a competitive total return, with       Hartford Funds Management Company, LLC
  Class IB                               income as a secondary objective              Sub-advised by Wellington Management
                                                                                      Company, LLP
 Hartford Value HLS Fund - Class IB      Seeks long-term total return.                Hartford Funds Management Company, LLC
                                                                                      Sub-advised by Wellington Management
                                                                                      Company, LLP
AIM VARIABLE INSURANCE FUNDS (INVESCO
VARIABLE INSURANCE FUNDS)
 Invesco V.I. Balanced-Risk Allocation   Seeks total return with a low to moderate    Invesco Advisers, Inc.
  Fund - Series II                       correlation to traditional financial market
                                         indices.
 Invesco V.I. Core Equity Fund - Series  Seeks long-term growth of capital.           Invesco Advisers, Inc.
  II
 Invesco V.I. International Growth Fund  Seeks long-term growth of capital.           Invesco Advisers, Inc.
  - Series II
 Invesco V.I. Mid Cap Core Equity Fund   Seeks long-term growth of capital.           Invesco Advisers, Inc.
  - Series II
 Invesco V.I. Money Market Fund -        Provides current income consistent with      Invesco Advisers, Inc.
  Series I                               preservation of capital and liquidity.
 Invesco V.I. Small Cap Equity Fund -    Seeks long-term growth of capital.           Invesco Advisers, Inc.
  Series II
LORD ABBETT SERIES FUND, INC.
 Bond Debenture Portfolio - Class VC     Seeks high current income and the            Lord, Abbett & Co. LLC
                                         opportunity for capital appreciation to
                                         produce a high total return.

APP C-4

-------------------------------------------------------------------------------

                                                         INVESTMENT                                   INVESTMENT
FUNDING OPTION                                        OBJECTIVE SUMMARY                           ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
 Fundamental Equity Portfolio - Class    Seeks long-term growth of capital and        Lord, Abbett & Co. LLC
  VC                                     income without excessive fluctuations in
                                         market value.
 Growth Opportunities Portfolio - Class  Seeks capital appreciation.                  Lord, Abbett & Co. LLC
  VC
MFS(R) VARIABLE INSURANCE TRUST
 MFS(R) Growth Series - Service Class    Seeks capital appreciation.                  MFS(R) Investment Management
 MFS(R) Investors Trust Series -         Seeks capital appreciation.                  MFS(R) Investment Management
  Service Class
 MFS(R) New Discovery Series - Service   Seeks capital appreciation.                  MFS(R) Investment Management
  Class
 MFS(R) Value Series - Service Class     Seeks capital appreciation.                  MFS(R) Investment Management
MFS(R) VARIABLE INSURANCE TRUST II
 MFS(R) International Value Portfolio -  Seeks capital appreciation.                  MFS(R) Investment Management
  Service Class
NORTHERN LIGHTS VARIABLE TRUST
 TOPS(TM) Managed Risk Balanced ETF      Seeks to provide income and capital          ValMark Advisers, Inc.
  Portfolio - Class 3                    appreciation with less volatility than the   Sub-advised by Milliman, Inc.
                                         fixed income and equity markets as a whole.
 TOPS(TM) Managed Risk Growth ETF        Seeks capital appreciation with less         ValMark Advisers, Inc.
  Portfolio - Class 3                    volatility than the equity markets as a      Sub-advised by Milliman, Inc.
                                         whole.
 TOPS(TM) Managed Risk Moderate Growth   Seeks capital appreciation with less         ValMark Advisers, Inc.
  ETF Portfolio - Class 3                volatility than the equity markets as a      Sub-advised by Milliman, Inc.
                                         whole.
PIMCO EQUITY SERIES VIT
 PIMCO EqS Pathfinder Portfolio(TM) -    Seeks capital appreciation.                  PIMCO
  Advisor Class
PIMCO VARIABLE INSURANCE TRUST
 PIMCO All Asset Portfolio - Advisor     Seeks maximum real return, consistent with   PIMCO
  Class                                  preservation of real capital and prudent
                                         investment management.
 PIMCO Total Return Portfolio - Advisor  Seeks maximum total return, consistent with  PIMCO
  Class                                  preservation of capital and prudent
                                         investment management.
PUTNAM VARIABLE TRUST
 Putnam VT Equity Income Fund - Class    Seeks capital growth and current income.     Putnam Investment Management, LLC
  IB
 Putnam VT Income Fund - Class IB        Seeks high current income consistent with    Putnam Investment Management, LLC
                                         what Putnam Investment Management, LLC
                                         believes to be prudent risk.
 Putnam VT Voyager Fund - Class IB       Seeks capital appreciation.                  Putnam Investment Management, LLC

* In a low interest rate environment, yields for money market funds, after deduction of Contract charges may be negative even though the fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Sub-Account or participate in an Asset Allocation Program where Contract Value is allocated to a money market Sub-Account, that portion of your Contract Value may decrease in value.

                                                                     APP D-1

-------------------------------------------------------------------------------

APPENDIX D - OPTIONAL RIDER INVESTMENT RESTRICTIONS

            ANNUAL LOCK INCOME BENEFIT AND DAILY LOCK INCOME BENEFIT

                        ELECTED BEFORE NOVEMBER 18, 2013

If you elected Annual Lock Income Benefit or Daily Lock Income Benefit, you must allocate your Contract Value to one or more of the approved individual Sub-Accounts or to one of the Personal Protection Portfolio listed below. Personal Protection Portfolios are rebalanced monthly.

                             APPROVED SUB-ACCOUNTS

American Funds Insurance Series(R) - Managed Risk
Asset Allocation Fund
FVIT American Funds(R) Managed Risk Portfolio
FVIT BlackRock Global Allocation Managed Risk
Portfolio
FVIT Index Managed Risk Portfolio
FVIT Select Advisor Managed Risk Portfolio
FVIT WMC Research Managed Risk Portfolio
TOPS(TM) Managed Risk Balanced ETF Portfolio
TOPS(TM) Managed Risk Growth ETF Portfolio
TOPS(TM) Managed Risk Moderate Growth ETF Portfolio

IF YOU HAVE ELECTED DAILY LOCK INCOME BENEFIT OR ANNUAL LOCK INCOME BENEFIT AND CHOOSE NOT TO INVEST IN THE PERSONAL PROTECTION PORTFOLIOS, YOU MUST ALLOCATE 100% OF CONTRACT VALUE TO ANY COMBINATION OF THESE APPROVED SUB-ACCOUNTS. AN APPROVED SUB-ACCOUNT CANNOT BE COMBINED WITH PERSONAL PROTECTION PORTFOLIOS
(PPP). ONCE INVESTED IN A PPP MODEL, YOU MAY TRANSFER THE FULL AMOUNT INVESTED TO ANY OF THESE APPROVED SUB-ACCOUNT, HOWEVER, TRANSFERS BACK TO A PPP MODEL WILL NOT BE PERMITTED AS YOU CANNOT TRANSFER ASSETS TO A PPP MODEL ONCE INVESTED IN THESE APPROVED SUB-ACCOUNTS.

                         PERSONAL PROTECTION PORTFOLIOS

AMERICAN PORTFOLIO

Hartford Portfolio Diversifier HLS Fund                                      50%
American Funds Growth Fund                                                   20%
American Funds Growth-Income Fund                                            20%
American Funds International Fund                                            10%
TOTAL                                                                       100%

BALANCED PORTFOLIO

Hartford Portfolio Diversifier HLS Fund                                      50%
PIMCO EqS Pathfinder Portfolio                                               15%
BlackRock Equity Dividend V.I. Fund                                          15%
BlackRock Capital Appreciation V.I. Fund                                     10%
MFS(R) Growth Series                                                         10%
TOTAL                                                                       100%

BALANCED PLUS PORTFOLIO

Hartford Portfolio Diversifier HLS Fund                                      50%
MFS(R) Value Series                                                          20%
American Century VP Growth Fund                                              15%
American Century VP Mid Cap Value Fund                                        5%
Invesco V.I. International Growth Fund                                        5%
Templeton Foreign Securities Fund                                             5%
TOTAL                                                                       100%

APP D-2

-------------------------------------------------------------------------------

FRANKLIN PORTFOLIO

Hartford Portfolio Diversifier HLS Fund                                      50%
Mutual Shares Securities Fund                                                20%
Templeton Growth Securities Fund                                             15%
Franklin Rising Dividends Securities Fund                                    10%
Franklin Small Cap Value Securities Fund                                      5%
TOTAL                                                                       100%

GROWTH PLUS PORTFOLIO

Hartford Portfolio Diversifier HLS Fund                                      50%
Lord Abbett Fundamental Equity Portfolio                                     15%
American Funds Growth Fund                                                   10%
Invesco V.I. International Growth Fund                                       10%
Putnam VT Voyager Fund                                                       10%
MFS(R) New Discovery Series                                                   5%
TOTAL                                                                       100%

HARTFORD PORTFOLIO

Hartford Portfolio Diversifier HLS Fund                                      50%
Hartford Capital Appreciation HLS Fund                                       20%
Hartford Dividend and Growth HLS Fund                                        20%
Hartford International Opportunities HLS Fund                                10%
TOTAL                                                                       100%

INDEX PORTFOLIO

Hartford Portfolio Diversifier HLS Fund                                      50%
Hartford Index HLS Fund                                                      50%
TOTAL                                                                       100%

VALUE PLUS PORTFOLIO

Hartford Portfolio Diversifier HLS Fund                                      20%
Invesco V.I. Core Equity Fund                                                15%
Hartford Value HLS Fund                                                      10%
Putnam VT Equity Income Fund                                                 10%
Templeton Foreign Securities Fund                                            10%
Invesco V.I. Small Cap Equity Fund                                            5%
TOTAL                                                                       100%

                                                                     APP D-3

-------------------------------------------------------------------------------

               MAXIMUM ANNIVERSARY VALUE AND MAXIMUM DAILY VALUE

                        ELECTED BEFORE NOVEMBER 18, 2013

If you elected Maximum Anniversary Value or Maximum Daily Value, you may choose to invest in either the Portfolio Planner Asset Allocation Models, the Investment Strategy Models or approved individual Sub-Accounts. Portfolio Planner Asset Allocation and Investment Strategy models are rebalanced quarterly.

                             APPROVED SUB-ACCOUNTS

American Funds Insurance Series(R) - Managed Risk
Asset Allocation Fund
BlackRock Global Allocation V.I. Fund
BlackRock U.S. Government Bond V.I. Fund
Hartford Total Return Bond HLS Fund
FVIT American Funds(R) Managed Risk Portfolio
FVIT BlackRock Global Allocation Managed Risk
Portfolio
FVIT Index Managed Risk Portfolio
FVIT Select Advisor Managed Risk Portfolio
FVIT WMC Research Managed Risk Portfolio
Invesco V.I. Balanced-Risk Allocation Fund
Invesco V.I. Money Market Fund
PIMCO All Asset Portfolio
PIMCO Total Return Portfolio
Putnam VT Income Fund
TOPS(TM) Managed Risk Balanced ETF Portfolio
TOPS(TM) Managed Risk Growth ETF Portfolio
TOPS(TM) Managed Risk Moderate Growth ETF Portfolio

                 PORTFOLIO PLANNER ASSET ALLOCATION(SM) MODELS

SUB-ACCOUNT                    BALANCED       MODERATE GROWTH         GROWTH
--------------------------------------------------------------------------------
American Century VP Growth
 Fund                               4%                 5%                 6%
American Century VP Value
 Fund                               5%                 6%                 7%
American Funds Growth Fund          7%                 8%                 9%
American Funds
 International Fund                 4%                 5%                 5%
BlackRock High Yield V.I.
 Fund                               5%                 5%                 5%
Franklin Small Cap Value
 Securities Fund                    0%                 2%                 2%
Franklin Strategic Income
 Securities Fund                    4%                 4%                 3%
Hartford Dividend and
 Growth HLS Fund                    6%                 7%                 8%
Hartford International
 Opportunities HLS Fund             0%                 0%                 4%
Hartford Total Return Bond
 HLS Fund                          11%                 9%                 6%
Invesco V.I. International
 Growth Fund                        3%                 4%                 3%
Invesco V.I. Mid Cap Core
 Equity Fund                        3%                 3%                 2%
Invesco V.I. Small Cap
 Equity Fund                        3%                 2%                 3%
Lord Abbett Fundamental
 Equity Portfolio                   7%                 8%                 9%
Lord Abbett Growth
 Opportunities Portfolio            0%                 0%                 2%
MFS(R) Investors Trust
 Series                             5%                 6%                 7%
MFS(R) International Value
 Portfolio                          3%                 4%                 3%
PIMCO Total Return
 Portfolio                         12%                 8%                 5%
Putnam VT Income Fund              11%                 8%                 6%
Templeton Global Bond
 Securities Fund                    7%                 6%                 5%
TOTAL                             100%               100%               100%

APP D-4

-------------------------------------------------------------------------------

                           INVESTMENT STRATEGY MODELS

GROWTH STRATEGY

American Century VP Growth Fund                                              25%
MFS(R) Growth Series                                                         25%
Putnam VT Equity Income Fund                                                 20%
Hartford Total Return Bond HLS Fund                                          15%
Lord Abbett Bond Debenture Portfolio                                         15%
TOTAL                                                                       100%

INTERNATIONAL STRATEGY

PIMCO Total Return Portfolio                                                 30%
American Funds Global Growth and Income Fund                                 25%
Invesco V.I. Core Equity Fund                                                25%
Invesco V.I. International Growth Fund                                       20%
TOTAL                                                                       100%

VALUE STRATEGY

Putnam VT Income Fund                                                        30%
BlackRock Equity Dividend V.I. Fund                                          25%
Mutual Shares Securities Fund                                                25%
MFS(R) International Value Portfolio                                         20%
TOTAL                                                                       100%

ANNUAL LOCK INCOME BENEFIT, DAILY LOCK INCOME BENEFIT, MAXIMUM ANNIVERSARY VALUE
                            AND MAXIMUM DAILY VALUE

                     ELECTED ON OR AFTER NOVEMBER 18, 2013

If you elected Annual Lock Income Benefit, Daily Lock Income Benefit, Maximum Anniversary Value or Maximum Daily Value you must allocate your Contract Value to one or more of the approved individual Sub-Accounts below.

                             APPROVED SUB-ACCOUNTS

American Funds Insurance Series(R) - Managed Risk
Asset Allocation Fund
FVIT American Funds(R) Managed Risk Portfolio
FVIT BlackRock Global Allocation Managed Risk
Portfolio
FVIT Index Managed Risk Portfolio
FVIT Select Advisor Managed Risk Portfolio
FVIT WMC Research Managed Risk Portfolio
TOPS(TM) Managed Risk Balanced ETF Portfolio
TOPS(TM) Managed Risk Growth ETF Portfolio]
TOPS(TM) Managed Risk Moderate Growth ETF Portfolio

To obtain a Statement of Additional Information, please complete the form below and mail to:

    Forethought Life Insurance Company
    Annuity Service Center
    P.O. Box 758507
    Topeka, Kansas 66675-8507

Please send a Statement of Additional Information to me at the following address:

----------------------------------------------------------------
                              Name
----------------------------------------------------------------
                            Address
----------------------------------------------------------------
     City/State                                   Zip Code

Contract Name
Issue Date

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                       FORETHOUGHT LIFE INSURANCE COMPANY
                              300 N. MERIDIAN ST.
                                   SUITE 1800
                             INDIANAPOLIS, IN 46204
                                 1-866-645-2449

                        FORERETIREMENT VARIABLE ANNUITY

This Statement of Additional Information contains additional information to the Prospectus for the individual deferred flexible premium variable annuity contract ("Contract"). This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectus for the Contract. The Prospectus for the Contract is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy by writing us at our Annuity Service Center or calling the toll-free number shown above.


Dated: November 18, 2013


TABLE OF CONTENTS


GENERAL INFORMATION                                                            2
  Safekeeping of Assets                                                        2
  Independent Registered Public Accounting                                     2
   Firms
  Non-Participating                                                            2
  Misstatement of Age or Sex                                                   2
  Principal Underwriter                                                        2
  Additional Payments                                                          2
PERFORMANCE RELATED INFORMATION                                                2
  Total Return for all Sub-Accounts                                            2
  Yield for Sub-Accounts                                                       3
  Money Market Sub-Accounts                                                    3
  Additional Materials                                                         3
  Performance Comparisons                                                      4
FINANCIAL STATEMENTS                                                         F-1

2

-------------------------------------------------------------------------------

GENERAL INFORMATION

SAFEKEEPING OF ASSETS

We hold title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from our general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS


The statutory financial statements of Forethought Life Insurance Company as of December 31, 2012 and for the period then ended included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 101 West Washington Street, Suite 1300, Indianapolis, Indiana, 46204.


NON-PARTICIPATING

The Contract is non-participating and we pay no dividends.

MISSTATEMENT OF AGE OR SEX

If an Owner or Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.

PRINCIPAL UNDERWRITER

The Contracts, which are offered continuously, are distributed by Forethought Distributors, LLC. Forethought Distributors, LLC serves as Principal Underwriter for the securities issued with respect to the Separate Account. Forethought Distributors, LLC is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the Financial Industry Regulatory Authority, Inc. Forethought Distributors, LLC is ultimately controlled by Forethought Financial Group.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

As stated in the prospectus, we (or our affiliates) may pay Additional Payments to Financial Intermediaries in the future. In addition to the Financial Intermediaries listed in the prospectus with whom we will have an ongoing contractual arrangement to make Additional Payments, a list of all Financial Intermediaries that received Additional Payments with at least a $100 value in 2012 of items such as sponsorship of meetings, education seminars, and travel and entertainment, whether or not an ongoing contractual relationship exists will be included in this section. Currently we have no such arrangements.

PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

TOTAL RETURN FOR ALL SUB-ACCOUNTS

When a Sub-Account advertises its standardized total return, it will be calculated on a quarterly basis from the date the underlying fund is made available in the Separate Account for one, five and ten year periods or some other relevant periods if the underlying fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, the Total Annual Fund Operating Expenses, applicable Sales Charges, Premium Based Charges, if applicable, Separate Account Annual Expenses, and the Annual Maintenance Fee are deducted from a hypothetical initial Premium Payment of $1,000.00. Standardized total returns do not include charges for optional benefit riders.

The formula we use to calculate standardized total return is P(1+T)n = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.

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The Sub-Account may advertise a non-standardized total return. These figures will be calculated on a monthly basis from the inception date of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that non-standardized total return does not include the Annual Maintenance Fee, Premium Based Charges, if applicable, or Sales Charges. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

The Sub-Account may also advertise adjusted non-standardized total return. These figures will be calculated on a monthly basis from the inception date of the underlying fund for one, five and ten year periods or other relevant periods. Adjusted non-standardized total return is measured in the same manner as the standardized total return described above.

A Sub-Account may advertise non-standardized total returns for periods predating its inception as an investment option in this variable annuity. Such non-standardized total returns reflect the adjusted historical returns of the underlying Fund in which the Sub-Account invests, as adjusted for certain Separate Account annual expenses (Mortality and Expense Risk Charges and Administrative Fees), but excludes adjustments for optional riders or deductions for Annual Maintenance Fees, sales charges, premium taxes and federal/state taxes (including possible penalties

YIELD FOR SUB-ACCOUNTS

If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.

The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.

The formula we use to calculate yield is:

                      YIELD = 2[  (a -b  +1)TO THE POWER OF 6 -1].
                                  -----
                                   cd

In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.

MONEY MARKET SUB-ACCOUNTS

At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.

Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. We take a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculate the net change in its value from the beginning of the base period to the end of the base period. We then subtract an amount equal to the total deductions for the Contract and then divide that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR." Once the base period return is calculated, we then multiply it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.

The formula for this calculation is YIELD = BPR x (365/7), where BPR = (A -
B)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "B" is equal to the amount that [ ] deducts for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. "C" represents the value of the Sub-Account at the beginning of the base period.

Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation we use is:

    EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) TO THE POWER OF 365/7] - 1.

ADDITIONAL MATERIALS

We may provide information on various topics to Owners and prospective Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase

4

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scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

PERFORMANCE COMPARISONS

Each Sub-Account may, from time to time, include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

                                     PART A

HUNTINGTON FORERETIREMENT VARIABLE ANNUITY
FORETHOUGHT LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A (EST. 06/05/12)
300 N. MERIDIAN ST
SUITE 1800
INDIANAPOLIS, IN 46204

1-866-645-2449
WWW.FORETHOUGHT.COM

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This prospectus describes information you should know before you purchase Huntington ForeRetirement Variable Annuity. The prospectus describes a contract between each Owner and joint Owner ("you") and Forethought Life Insurance Company ("us," "we" or "our"). This is an individual, deferred, flexible-premium variable annuity. You may own this annuity on a single or joint basis. This variable annuity allows you to allocate your Premium Payment among the following portfolio companies:


X  AIM Variable Insurance Funds (Invesco Variable Insurance Funds)



X  American Century Variable Portfolios, Inc.



X  American Funds Insurance Series(R)



X  BlackRock Variable Series Funds, Inc.



X  Forethought Variable Insurance Trust



X  Franklin Templeton Variable Insurance Products Trust



X  Hartford Series Funds, Inc.



X  Lord, Abbett Series Fund, Inc.



X  MFS(R) Variable Insurance Trust



X  Northern Lights Variable Trust



X  PIMCO Variable Insurance Trust



X  Putnam Variable Trust



X  The Huntington Funds


You may also allocate all or any portion of your Premium Payment(s) to the Fixed Account. The Fixed Account is not available for every Contract share class.

This prospectus refers to the following Contract share classes:

X  B Share

X  C Share

X  L Share

The Contract share class will be selected on your application and identified in your Contract. Not every Contract share class or optional rider may be available from your Financial Intermediary or in your state. Other available Contract share classes offered through select Financial Intermediaries are not described in this Prospectus and may be subject to different charges.

Please read this prospectus carefully before investing and keep it for your records and for future reference. You can also contact us to get a Statement of Additional Information free of charge. The Statement of Additional Information contains more information about this Contract and, like this prospectus, is filed with the Securities and Exchange Commission ("SEC" or "Commission"). We have included the Table of Contents for the Statement of Additional Information at the end of this prospectus. Although we file this prospectus and the Statement of Additional Information with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can also be obtained from us or the SEC's website (www.sec.gov).

This variable annuity may not be suitable for everyone. This variable annuity may not be appropriate for people who do not have a long investment time horizon and is not appropriate for people who intend to engage in market timing. You will get NO ADDITIONAL TAX ADVANTAGE from this variable annuity if you are investing through a tax-advantaged retirement plan (such as a 401(k) plan or Individual Retirement Account ("IRA")). This prospectus is not intended to provide tax, accounting or legal advice.

We are not an investment adviser nor are we registered as such with the SEC or any state securities regulatory authority. We are not acting in any fiduciary capacity with respect to your investment. This information does not constitute personalized investment advice or financial planning advice.

         NOT INSURED BY FDIC OR ANY                MAY LOSE           NOT A DEPOSIT OF OR GUARANTEED BY        [NOT FDIC BANK IMAGE]
          FEDERAL GOVERNMENT AGENCY                 VALUE               ANY BANK OR ANY BANK AFFILIATE

--------------------------------------------------------------------------------


PROSPECTUS DATED: NOVEMBER 18, 2013



STATEMENT OF ADDITIONAL INFORMATION DATED: NOVEMBER 18, 2013

2

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CONTENTS


                                                                            PAGE
--------------------------------------------------------------------------------
1. INTRODUCTION                                                                3
2. FEE SUMMARY                                                                 4
3. MANAGEMENT OF THE CONTRACT                                                  8
   The Company                                                                 8
   The General Account                                                         8
   The Separate Account                                                        8
   The Funds                                                                   8
   Fixed Account                                                               9
4. INFORMATION ON YOUR ACCOUNT                                                10
   a. Purchasing a Contract                                                   10
   b. Charges and Fees                                                        18
   c. Surrenders and Partial Withdrawals                                      22
   d. Annuity Payouts                                                         24
5. DEATH BENEFITS                                                             25
   a. Standard Death Benefit                                                  25
   b. Return of Premium                                                       26
   c. Maximum Anniversary Value                                               28
   d. Legacy Lock                                                             31
   e. Maximum Daily Value                                                     34
   f. How is the Death Benefit Paid?                                          36
   g. Who will receive the Death Benefit?                                     37
6. OPTIONAL WITHDRAWAL BENEFITS                                               38
   a. Annual Lock Income Benefit                                              38
   b. Daily Lock Income Benefit                                               44
7. ADDITIONAL INFORMATION                                                     50
   a. Glossary                                                                50
   b. State Variations                                                        53
   c. Legal Proceedings                                                       54
   d. How Contracts Are Sold                                                  54
   e. Delay of Payment and Transfers                                          55
8. FEDERAL TAX CONSIDERATIONS/INFORMATION REGARDING TAX-QUALIFIED
RETIREMENT PLANS                                                              56
TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION                      66
APPENDIX A - EXAMPLES                                                    APP A-1
APPENDIX B - ACCUMULATION UNIT VALUES                                    APP B-1
APPENDIX C - FUND DATA                                                   APP C-1
APPENDIX D - OPTIONAL RIDER INVESTMENT RESTRICTIONS                      APP D-1

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1. INTRODUCTION

HOW TO BUY THIS VARIABLE ANNUITY

X  Choose a Contract class

                      MINIMUM INITIAL                                                                            MORTALITY &
                      PREMIUM PAYMENT                                                                           EXPENSE RISK
                                        NON-                                                                         AND
                QUALIFIED            QUALIFIED                                                                 ADMINISTRATIVE
                 CONTRACT             CONTRACT   SALES RELATED CHARGES                                             CHARGES
--------------------------------------------------------------------------------------------------------------------------------
                                                 7 year Contingent Deferred Sales Charge; Premium Based
B SHARE            $5,000               $10,000  Charge                                                              0.65%
C SHARE            $5,000               $10,000  None                                                                1.55%
                                                 4 year Contingent Deferred Sales Charge; Premium Based
L SHARE            $5,000               $10,000  Charge                                                              1.00%

This table does not show Fund expenses, Premium taxes, Annual Maintenance Fee, and optional rider fees. Each Contract share class has its own Minimum Contract Value requirements.

X  Choose investment options

- Sub-Accounts - Funds representing a range of investment strategies, objectives and asset classes.
-      Fixed Account (B and L share class only) - A fixed interest account.

Subject to limitations, you may move your investment among each of these options.

X  Choose an optional feature

                      Guaranteed Lifetime                                            Annual Lock Income Benefit*
                       Withdrawal Benefit                                             Daily Lock Income Benefit*
                       Guaranteed Minimum                                            Maximum Anniversary Value *
                         Death Benefits                                                   Return of Premium
                                                                                         Maximum Daily Value*
                                                                                            Legacy Lock**

*   Investment restrictions apply.

** May only be elected if Annual Lock Income Benefit or Daily Lock Income Benefit is also elected. Investment restrictions apply.

Optional features may not be available through your Financial Intermediary or in all states.

X Complete our application or order request and submit it to your Financial Intermediary for approval.

X  Pay the applicable minimum initial Premium Payment.

4

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2. FEE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING YOUR VARIABLE ANNUITY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY OR SURRENDER THIS VARIABLE ANNUITY. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

OWNER TRANSACTION EXPENSES

                                                                                           SURRENDER CHARGE
                                                                         B SHARE                C SHARE               L SHARE
---------------------------------------------------------------------------------------------------------------------------------
CONTINGENT DEFERRED SALES CHARGE (CDSC) (1)                                                        None
 Year 1                                                                    8.5%                                          8%
    2                                                                      7.5%                                          7%
    3                                                                      6.5%                                          6%
    4                                                                      5.5%                                          5%
    5                                                                      4.5%                                          0%
    6                                                                      3.5%
    7                                                                      2.5%
    8+                                                                      0%

(1) Each Premium Payment has its own CDSC schedule. The CDSC is a percentage of Remaining Gross Premiums. Please see Section 4(b) and Examples 1-5 in Appendix A for more information on how CDSC is calculated.

OWNER PERIODIC EXPENSES

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY AND ON A DAILY BASIS (EXCEPT AS NOTED) DURING THE TIME THAT YOU OWN THE VARIABLE ANNUITY, NOT INCLUDING ANNUAL FUND FEES AND EXPENSES.

                                                    B SHARE   C SHARE   L SHARE
--------------------------------------------------------------------------------
ANNUAL MAINTENANCE FEE (2)                            $50       $50       $50
PREMIUM BASED CHARGE (3)                             0.50%      None     0.50%
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage
 of average daily
 Contract Value excluding Fixed Account
 investments) (4)
 Mortality and Expense Risk Charge                   0.45%     1.35%     0.80%
 Administrative Charge                               0.20%     0.20%     0.20%
 Fund Facilitation Fee (5)                           0.50%     0.50%     0.50%
 TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES              1.15%     2.05%     1.50%
MAXIMUM OPTIONAL CHARGES (6)
 Maximum Anniversary Value (7)                       1.50%     1.50%     1.50%
 Legacy Lock (8)                                     1.50%     1.50%     1.50%
 Return of Premium (9)                               0.75%     0.75%     0.75%
 Maximum Daily Value (10)                            1.50%     1.50%     1.50%
 Annual Lock Income Benefit (11)
  Single Life Option                                 2.50%     2.50%     2.50%
  Joint/Spousal Option                               2.50%     2.50%     2.50%
 Daily Lock Income Benefit (12)
  Single Life Option                                 2.50%     2.50%     2.50%
  Joint/Spousal Option                               2.50%     2.50%     2.50%

(2)  Fee waived if Contract Value is $50,000 or more on your Contract
     Anniversary.

(3) For B and L share Contracts, an annual Premium Based Charge is assessed against each Premium Payment. The Premium Based Charge is a percentage of Remaining Gross Premium. Remaining Gross Premium is equal to Premium Payments adjusted by Partial Withdrawals. The Premium Base Charge is assessed on each Quarterly Contract Anniversary. We calculate your Premium Based Charge based on Remaining Gross Premiums on each Quarterly Contract Anniversary as adjusted since the last Premium Based Charge was taken. Please see section 4.b. Premium Based Charge for more information. The Premium Based Charge will

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     be assessed only with respect to Contract Value invested in Sub-Accounts and not investments in the Fixed Account. Please see Section 4.b. Charges and Fees and Premium Based Charge Examples 1-2 in Appendix A.

(4)  Charges are expressed as annual fees but are assessed on a daily basis.


(5)  Fee is applied daily to amounts invested in the following Sub-Accounts:
     American Funds Insurance Series(R) - Managed Risk Asset Allocation Fund, BlackRock High Yield V.I. Fund, BlackRock U.S. Government Bond V.I. Fund, Hartford Capital Appreciation HLS Fund, Hartford Index HLS Fund, Hartford Total Return Bond HLS Fund, Invesco V.I. Money Market Fund, PIMCO Total Return Portfolio, TOPS(TM) Managed Risk Balanced ETF Portfolio, TOPS(TM) Managed Risk Growth ETF Portfolio, TOPS(TM) Managed Risk Moderate Growth ETF Portfolio, Forethought Variable Insurance Trust American Funds(R) Managed Risk Portfolio, Forethought Variable Insurance Trust BlackRock Global Allocation Managed Risk Portfolio, Forethought Variable Insurance Trust Index Managed Risk Portfolio, Forethought Variable Insurance Trust Select Advisor Managed Risk Portfolio, Forethought Variable Insurance Trust WMC Research Managed Risk Portfolio.


(6) You may only elect one of the following optional Death Benefits: Legacy Lock, Maximum Daily Value, Maximum Anniversary Value or Return of Premium. You may only elect one of the following optional riders: Daily Lock Income Benefit or Annual Lock Income Benefit. All optional charges shown are deducted on each Quarterly Contract Anniversary.


(7) Rider charge is based on the greater of (a) Premium Payments adjusted for Partial Withdrawals or (b) the Maximum Anniversary Value and is assessed on each Quarterly Contract Anniversary. Current rider charge is 0.35% if the rider was elected before November 18, 2013, and 0.25% if the rider was elected on or after November 18, 2013.



(8)  Rider charge is based on the greater of (a) Enhanced Return of Premium or
     (b) Return of Premium Death Benefit and is assessed on each Quarterly Contract Anniversary. The current rider charge is 0.95% if the rider was elected before November 18, 2013, and 0.85% if the rider was elected on or after November 18, 2013.



(9) Rider charge is based on Premium Payments adjusted for Partial Withdrawals and is assessed on each Quarterly Contract Anniversary. The current rider charge is 0.25% if the rider was elected before November 18, 2013, and 0.15% if the rider was elected on or after November 18, 2013.



(10) Rider charge is based on the Maximum Daily Value Death Benefit and is assessed on each Quarterly Contract Anniversary. The current rider charge is 0.55% if the rider was elected before November 18, 2013, and 0.45% if the rider was elected on or after November 18, 2013.


(11) Rider charge is based on Withdrawal Base and is assessed on each Quarterly Contract Anniversary. The Withdrawal Base is initially equal to Premium Payments. It will fluctuate based on subsequent Premium Payments, Step Ups, Deferral Bonuses, or Partial Withdrawals. Current rider charge for Single Life Option is 1.05%. Current rider charge for Joint/Spousal Option is 1.05%.

(12) Rider charge is based on Withdrawal Base and is assessed on each Quarterly Contract Anniversary. The Withdrawal Base is initially equal to Premium Payments. It will fluctuate based on subsequent Premium Payments, Step Ups, Deferral Bonuses or Partial Withdrawals. Current rider charge for Single Life Option is 1.25%. Current rider charge for Joint/Spousal Option is 1.25%.

THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY ON A DAILY BASIS DURING THE TIME THAT YOU OWN THIS VARIABLE ANNUITY. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


                                                                                                  MINIMUM            MAXIMUM
---------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                                                0.58%              2.03%
(expenses that are deducted from Sub-Account assets,
including management fees, distribution charges
and/or service fees (12b-1) fees, and other expenses.

6

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EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THIS VARIABLE ANNUITY WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITIES. LET'S SAY, HYPOTHETICALLY, THAT YOUR ANNUAL INVESTMENT RETURN IS 5% AND THAT YOUR FEES AND EXPENSES TODAY WERE AS HIGH AS POSSIBLE INCLUDING THE ELECTION OF THE HIGHEST POSSIBLE OPTIONAL CHARGES (I.E., LEGACY LOCK AND DAILY LOCK INCOME BENEFIT AND INVESTMENTS IN SUB-ACCOUNTS THAT ARE SUBJECT TO THE FUND FACILITATION FEE). THE EXAMPLE ILLUSTRATES THE EFFECT OF FEES AND EXPENSES THAT YOU COULD INCUR (OTHER THAN TAXES). YOUR ACTUAL FEES AND EXPENSES MAY VARY. FOR EVERY $10,000 INVESTED (EXCLUDING AMOUNTS ALLOCATED TO THE FIXED ACCOUNT, IF APPLICABLE), HERE'S HOW MUCH YOU WOULD PAY UNDER EACH OF THE THREE SCENARIOS
POSED:

B-SHARE

(1)  If you Surrender your Contract at the end of the applicable time period:


1 year                                                                    $1,673
3 years                                                                   $3,140
5 years                                                                   $4,620
10 years                                                                  $8,382


(2)  If you annuitize at the end of the applicable time period:


1 year                                                                      $777
3 years                                                                   $2,444
5 years                                                                   $4,122
10 years                                                                  $8,332


(3)  If you do not Surrender your Contract:


1 year                                                                      $827
3 years                                                                   $2,494
5 years                                                                   $4,172
10 years                                                                  $8,382


C-SHARE

(1)  If you Surrender your Contract at the end of the applicable time period:


1 year                                                                      $869
3 years                                                                   $2,604
5 years                                                                   $4,332
10 years                                                                  $8,576


(2)  If you annuitize at the end of the applicable time period:


1 year                                                                      $819
3 years                                                                   $2,554
5 years                                                                   $4,282
10 years                                                                  $8,526


(3)  If you do not Surrender your Contract:


1 year                                                                      $869
3 years                                                                   $2,604
5 years                                                                   $4,332
10 years                                                                  $8,576

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L-SHARE

(1)  If you Surrender your Contract at the end of the applicable time period:


1 year                                                                    $1,658
3 years                                                                   $3,189
5 years                                                                   $4,324
10 years                                                                  $8,620


(2)  If you annuitize at the end of the applicable time period:


1 year                                                                      $812
3 years                                                                   $2,542
5 years                                                                   $4,274
10 years                                                                  $8,570


(3)  If you do not Surrender your Contract:


1 year                                                                      $862
3 years                                                                   $2,592
5 years                                                                   $4,324
10 years                                                                  $8,620


CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

When Premium Payments are credited to your Funds, they are converted into Accumulation Units by dividing the amount of your Premium Payments minus any Premium taxes, by the Accumulation Unit Value for that Valuation Day. All classes of Accumulation Unit Values may be obtained, free of charge, by contacting us. See Appendix B - Accumulation Unit Values for additional information. You can find financial statements for us and the Separate Account in the Statement of Additional Information.

8

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3. MANAGEMENT OF THE CONTRACT

THE COMPANY

We are a life insurance company engaged in the business of writing life insurance and individual fixed and fixed indexed annuities. Forethought Life Insurance Company is authorized to do business in 49 states of the United States, the District of Columbia and Puerto Rico. Forethought Life Insurance Company was incorporated under the laws of Indiana on July 10, 1986. We have offices located in Indianapolis and Batesville, Indiana, Houston, Texas, Simsbury, Connecticut and Berwyn, Pennsylvania. Forethought Life Insurance Company is ultimately controlled by Forethought Financial Group, Inc., a Delaware corporation.

THE GENERAL ACCOUNT

The Fixed Account and the DCA Plus Fixed Account are part of our General Account. Please see Section 4.a for a description of the DCA Plus Fixed Account. Any amounts that we are obligated to pay under the Fixed Account and any other payment obligation we undertake under the Contract, including Death Benefits and optional withdrawal benefits, are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We invest the assets of the General Account according to the laws governing the investments of insurance company general accounts. The General Account is not a bank account and is not insured by the Federal Deposit Insurance Corporation
(FDIC) or any other government agency. We receive a benefit from all amounts held in our General Account. Amounts in our General Account are available to our general creditors. We issue other types of insurance policies and pay our obligations under these products from our assets in the General Account.

THE SEPARATE ACCOUNT

We set aside and invest the assets of some of our annuity contracts, including these Contracts, in a Separate Account. The Separate Account is registered as unit investment trusts under the 1940 Act. This registration does not involve supervision by the SEC of the management or the investment practices of a Separate Account or us. The Separate Account meets the definition of "Separate Account" under federal securities law. The Separate Account referenced in this prospectus holds only assets for variable annuity contracts. The Separate
Account:

- hold assets for your benefit and the benefit of other Owners, and the persons entitled to the payouts described in the Contract;

- is not subject to the liabilities arising out of any other business we may conduct;

-   is not affected by the rate of return of our General Account;

- may be subject to liabilities of other variable annuity contracts offered by this Separate Account which are not described in this prospectus; and

- is credited with income and gains, and takes losses, whether or not realized, from the assets they hold without regard to our other income, gains or loss.

We do not guarantee the investment results of the Separate Account.

THE FUNDS


At the time you purchase your Contract, you may allocate your Premium Payment to Sub-Accounts. These are subdivisions of our Separate Account, described above. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your investment professional even though they may have similar investment strategies and the same portfolio managers. Each Fund has varying degrees of investment risk. Funds are also subject to separate fees and expenses such as management fees, distribution charges and operating expenses. "Master-feeder" or "fund of funds" ("feeder funds") invest substantially all of their assets in other funds and will therefore bear a pro-rata share of fees and expenses incurred by both funds. This will reduce your investment return. Election of any optional riders will limit your investment options. Please contact us to obtain a copy of the prospectuses for each Fund (or for any feeder funds). Read these prospectuses carefully before investing. We do not guarantee the investment results of any Fund. Certain Funds may not be available in all states and in all Contract classes. Please see Appendix C for additional information.


MIXED AND SHARED FUNDING - Fund shares may be sold to our insurance company affiliates or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as mixed and shared funding. As a result, there is a possibility that a material conflict may arise between the interests of Owners, and other Owner's investing in these Funds. If a material conflict arises, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying Fund.

VOTING RIGHTS - We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Funds' shareholder meetings. To the extent required by federal securities laws or regulations, we will:

- notify you of any Fund shareholders' meeting if the shares held for your Contract may be voted;

- send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract;

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-   arrange for the handling and tallying of proxies received from Owners;

- vote all Fund shares attributable to your Contract according to instructions received from you, and

- vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received, which could result in the vote of a small number of Owners determining the outcome of a matter subject to a shareholder vote.

If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which Fund shares held for your Contract may be voted. As a result of proportional voting, a small number of Owners could determine the outcome of a proposition subject to shareholder vote.

SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS - Subject to any applicable law, we may make certain changes to the Funds offered under your Contract. We may, at our discretion, establish new Funds. New Funds may be made available to existing Owners as we deem appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Funds. We may liquidate one or more Sub-Accounts if the board of directors of any Fund determines that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.

We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC, and we have notified you of the change.

In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.

FEES AND PAYMENTS WE RECEIVE FROM FUNDS AND RELATED PARTIES- We may receive substantial fees and payments with respect to the Funds that are offered through your Contract (sometimes referred to as revenue sharing payments). We consider these fees and payments, among a number of facts, when deciding to include a Fund that we offer through the Contract. All of the Funds that are offered through your Contract make payments to us or an affiliate. We receive these payments and fees under agreements between us and a Fund's principal underwriter, transfer agent, investment adviser and/or other entities related to the Funds in amounts up to 0.35% of assets invested in a Fund. These fees and payments may include asset-based sales compensation and service fees under distribution charges and/or servicing plans adopted by Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. These fees and payments may also include administrative service fees and additional payments, expense reimbursements and other compensation. We expect to make a profit on the amount of the fees and payments that exceed our own expenses, including our expenses of payment compensation to broker-dealers, financial institutions and other persons for selling the Contracts.

The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other Funds (or available classes of shares) may have lower fees and better overall investment performance. As of December 31, 2012, we have not entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from any Fund complexes (or affiliated entities).

Not all Fund complexes pay the same amount of fees and compensation to us and not all Funds pay according to the same formula. Because of this, the amount of fees and payments received by us varies by Fund and we may receive greater or less fees and payments depending on the Funds you select. We did not have revenue sharing payments or Rule 12b-1 fees in 2012.


We are affiliated with Forethought Variable Insurance Trust based on our affiliation with its investment adviser Forethought Investment Advisors, LLC. In addition to investment advisory fees, we receive fees to provide, among other things, administrative, processing, accounting and shareholder services for the Forethought Funds.


FIXED ACCOUNT

INTERESTS IN THE FIXED ACCOUNT ARE NOT REGISTERED UNDER THE 1933 ACT AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY OF ITS INTERESTS ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE STAFF OF THE SEC HAS NOT REVIEWED THE DISCLOSURE REGARDING THE FIXED ACCOUNT. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCOUNT IS SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURES. THE FIXED ACCOUNT IS NOT OFFERED IN ALL CONTRACT SHARE CLASSES AND IS NOT AVAILABLE IN ALL STATES OR IF YOU HAVE ELECTED THE ANNUAL LOCK INCOME BENEFIT, OR DAILY LOCK INCOME BENEFIT.

We guarantee that we will credit interest to amounts you allocate to the Fixed Account at a minimum rate that meets your State's minimum non-forfeiture requirements. Non-forfeiture rates vary from state-to-state. We may credit a rate higher than the minimum

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rate. We reserve the right to declare different rates of interest depending on when amounts are allocated or transferred to the Fixed Account. This means that amounts at any designated time may be credited with a different rate of interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time. We will periodically publish the Fixed Account interest rates currently in effect. There is no specific formula for determining interest rates and, except as specifically stated above, no assurances are offered as to future rates in excess of non-forfeiture rates. Some of the factors that we may consider in determining whether to credit interest are: general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our investments, regulatory and tax requirements, and competitive factors. Fixed Account interest rates may vary by State.

We will account for any deductions, Surrenders or transfers from the Fixed Account on a first-in, first-out basis (i.e., oldest investments will be liquidated first).

ANY INTEREST CREDITED TO AMOUNTS YOU ALLOCATE TO THE FIXED ACCOUNT IN EXCESS OF THE MINIMUM GUARANTEED INTEREST RATE WILL BE DETERMINED AT OUR SOLE DISCRETION. YOU ASSUME THE RISK THAT INTEREST CREDITED TO THE FIXED ACCOUNT MAY NOT EXCEED THE MINIMUM GUARANTEED INTEREST RATE FOR ANY GIVEN YEAR. WHILE WE DO NOT CHARGE A SEPARATE FEE FOR INVESTING IN THE FIXED ACCOUNT, OUR EXPENSES ASSOCIATED WITH OFFERING THIS FEATURE ARE FACTORED INTO THE FIXED ACCOUNT CREDITED RATES.

We may restrict your ability to allocate Contract Value or Premium Payments to the Fixed Account (or your ability to transfer Fixed Account assets to one or more Sub-Accounts) at any time at our discretion. We may close the Fixed Account to new Premium Payments or transfers of existing Contract Value.

Except as otherwise provided, during each Contract Year, you may make transfers out of the Fixed Account to Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). Each Contract Year you may transfer the greater of:

- 30% of the Contract Value in the Fixed Account as of the last Contract Anniversary. When we calculate the 30%, we add Premium Payments allocated to the Fixed Account, and transfers from Sub-Accounts made after that date, but before the next Contract Anniversary. These restrictions also apply to systematic transfers. The 30% does not include Contract Value in any DCA Plus Fixed Account; or

- an amount equal to your largest previous transfer from the Fixed Account in any one Contract Year.

We apply these restrictions to all transfers from the Fixed Account, including all systematic transfers and Dollar Cost Averaging Programs, except for transfers under our DCA Plus Fixed Account.

If your interest rate renews at a rate more than 1% lower than your prior interest rate, you may transfer any amount up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within sixty days of being notified of the renewal rate.

We may defer Surrenders and Partial Withdrawals (including transfers to Sub-Accounts) from the Fixed Account for up to six months from the date of your request. In certain states, we may not defer payments of Death Benefit proceeds from the Fixed Account (see State Variations section for details).

You must wait six months after your most recent transfer from the Fixed Account before moving Sub-Account Values back to the Fixed Account. If you make systematic transfers from the Fixed Account under a Dollar Cost Averaging Program or DCA Plus Fixed Account, you must wait six months after your last systematic transfer before moving Contract Value back to the Fixed Account.

As a result of these limitations, it may take a significant amount of time (i.e., several years) to move Contract Value in the Fixed Account to Sub-Accounts; therefore this may not provide an effective short term defensive strategy.

4. INFORMATION ON YOUR ACCOUNT

A. PURCHASING A CONTRACT

WHO CAN BUY THIS CONTRACT?

The Contract is an individual tax-deferred variable annuity Contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including individual retirement annuities adopted according to Section 408 of the Code.

In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as non-qualified Contracts.

If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified Plan receives tax-deferred treatment under the Code.

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We do not accept any incoming 403(b) exchanges, transfers or applications for 403(b) individual annuity contracts or additional investments into any individual annuity contract funded through a 403(b) plan.

We do not accept any retirement plans qualified under Sections 401(a) and 403(a) of the Code or employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state, or certain eligible deferred compensation plans as defined in Section 457 of the Code.

HOW DO YOU PURCHASE A CONTRACT?

You may only purchase a Contract through a Financial Intermediary. An investment professional will work with you to complete and submit an application or an order request form. Part of this process will include an assessment as to whether this variable annuity may be suitable for you. Prior to recommending the purchase or exchange of a deferred variable annuity, your investment professional will make reasonable efforts to obtain certain information about you and your investment needs. This recommendation will be independently reviewed by a principal within your Financial Intermediary. Your initial Premium Payment will not be invested in any Account during this period.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, your Financial Intermediary will ask for your name, address, date of birth and other information that will allow us to identify you. They may also ask to see your driver's license or other identifying documents.

The minimum initial Premium Payment required to buy this Contract varies based on the type of investment, Contract share class and whether you enroll in a systematic investment Program such as the InvestEase(R) Program. Financial Intermediaries may impose requirements regarding the form of payment they will accept. Premium Payments not actually received by us within the time period provided below will result in the rejection of your application or order request.

Premium Payments sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Annuity Service Center to be considered to be In Good Order.

Anyone who wishes to purchase a Contract with Premium Payments of $1 million or more must receive our approval before the purchase. We reserve the right to impose special conditions on anyone requesting this approval. In order to request prior approval, you must submit a completed enhanced due diligence form prior to the submission of your application:

- if you are seeking to purchase a Contract with an initial Premium Payment of $1 million or more; and

- if total Premium Payments, aggregated by social security number or taxpayer identification number, equal $1 million or more.


In addition to this restriction on initial Premium Payments, we may also restrict or require approval of subsequent Premium Payments if (1) the subsequent Premium Payment would result in your total Premium Payments exceeding $1 million, (2) the subsequent Premium Payment would result in your total Premium Payments exceeding 150% of your initial premium or (3) any time after the first Contract Year if you have elected any optional riders. We do not currently enforce the right to approve subsequent Premium Payments, except where a subsequent Premium Payment would result in your total Premium Payments exceeding $1 million. In the future, we may expand the circumstances under which we restrict or require prior approval of subsequent Premium Payments. There are a variety of factors that could influence our decision to prohibit or restrict subsequent Premium Payments, for example, we could do so in the event of a market disturbance. Any action we take with respect to subsequent Premium Payment restriction or approval will be done following giving notice to you and on a non-discriminatory basis.


You and your Annuitant must not be older than age 80 on the date that your Contract is issued. You must be of minimum legal age in the state where the Contract is being purchased or a guardian must act on your behalf. Optional riders are subject to additional maximum issue age restrictions.

We urge you to discuss with your investment professional which share class is suitable for your needs. Share class availability and/or mortality and expense risk charge arrangements may vary based on the Financial Intermediary selling this variable annuity to you. Charges affect your overall rate of return on your Contract Value. In determining whether to invest in a share class that imposes a CDSC, you might consider whether higher mortality and expense risk and Premium Based Charges, if applicable, outweigh the benefits of CDSC that reduce, or are eliminated, over time. Finally, in determining whether to invest in a share class offered through a Financial Intermediary, you might consider how the fee charged by your Financial Intermediary bears in relation to the costs associated with investing in other share classes that impose higher fees.

It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. This may include suspending mailings of a Systematic Withdrawal Program and other payments. In addition, we may rely on a third party, including the US Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state.

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CAN YOU CANCEL YOUR CONTRACT AFTER YOU PURCHASE IT?

Yes. If for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.

Unless otherwise required by state law, we will pay you your Contract Value (refunding applicable expenses) as of the Valuation Day we receive your properly completed request to cancel (In Good Order) and will refund any sales or Contract charges incurred during the period you owned the Contract. The Contract Value may be more or less than your Premium Payments depending upon the investment performance of your Contract. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation at our Annuity Service Center. In certain states, however, we are required to return your Premium Payment without deduction for any fees, charges or market fluctuations.

HOW ARE PREMIUM PAYMENTS APPLIED TO YOUR CONTRACT?


Your initial Premium Payment will usually be invested within two Valuation Days of our receipt at our Annuity Service Center of both a properly completed application or order request and the Premium Payment, both being In Good Order. If we receive a subsequent Premium Payment before the end of a Valuation Day, it will be invested on the same Valuation Day. If we receive your subsequent Premium Payment after the end of a Valuation Day, it will be invested on the next Valuation Day. If we receive a subsequent Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest all Premium Payments based on your last instructions on record. We will send you a confirmation when we invest your Premium Payment. Our approval is required for any Premium Payment if the aggregate of all Premium Payments received from You under this Contract exceeds 150% of the initial Premium. The election of any optional riders may also limit your ability to make additional Premium Payments, as described in the sections of this prospectus explaining those riders. A limitation on additional Premium Payments means that you would not be able to increase your benefits under the Contract or optional riders (such as Lifetime Annual Payments or Death Benefits) by making additional deposits into the Contract.


If the request or other information accompanying the Premium Payment is incomplete or not In Good Order when received, we will hold the money in a non-interest bearing account for up to five Valuation Days (from the Valuation Day that we actually receive your initial Premium Payment at our Annuity Service Center) while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why it could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.

Generally, we will receive your application or order request (whether for an initial purchase or a subsequent investment) after your Financial Intermediary has completed a suitability review. We will then consider if your investment is In Good Order. While the suitability and good order process is underway, Premium Payments will not be applied to your Contract. You will not earn any interest on Premium Payments even if they have been sent to us or deposited into our bank account. We are not responsible for gains or lost investment opportunities incurred during this review period or if your Financial Intermediary asks us to reverse a transaction based on their review of your investment professional's recommendations. We, and the firm that sold this Contract to you, may directly or indirectly earn income on your Premium Payments. For more information, contact your investment professional.

CAN WE AGGREGATE CONTRACTS?

For purposes of our approval of any Premium Payment, we may aggregate all Premium Payments received from you under all contracts issued by us or by our affiliates.

HOW IS CONTRACT VALUE CALCULATED BEFORE THE ANNUITY COMMENCEMENT DATE?

The Contract Value is the sum of the value of the Fixed Account, if applicable, and all Funds, and does not include any Withdrawal Base associated with an optional benefit. There are two things that affect the value of your Sub-Accounts: (1) the number of Accumulation Units, and (2) the Accumulation Unit Value. Contract Value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day the investment performance of the Sub-Accounts will fluctuate with the performance of the Funds.

When Premium Payments are credited to Sub-Accounts within your Account, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium taxes (if applicable), by the Accumulation Unit Value for that day. The more Premium Payments you make to your Account, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Partial Withdrawals or full Surrenders, settling a Death Benefit claim or by annuitizing your Contract or as a result of the application of certain Contract charges.

To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.

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The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

- the net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day; reduced by

- the net asset value per share of each Fund at the end of the prior Valuation Day; reduced by

- Contract charges including the deductions for the mortality and expense risk charge and any other periodic expenses and administrative charges, divided by the number of days in the year multiplied by the number of days in the Valuation Period.

We will send you a statement at least annually.

WHAT OTHER WAYS CAN YOU INVEST?

You may enroll in the following features (sometimes called a "Program") for no additional fee. Not all Programs are available with all Contract share classes.

INVESTEASE

This electronic Funds transfer feature allows you to have money automatically transferred from your checking or savings account and deposited into your Contract on a monthly or quarterly basis. It can be changed or discontinued at any time. The minimum amount for each transfer is $50. You can elect to have transfers made into any available Fund, or the Fixed Account. You cannot use this Program to invest in the DCA Plus Fixed Account.

STATIC ASSET ALLOCATION MODELS

This systematic program allows you to select an asset allocation model based on several potential factors including your risk tolerance, time horizon, investment objectives, or your preference to invest in certain Funds or Fund complexes. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Contract. Some asset allocation models are based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods. Other asset allocation models focus on certain potential investment strategies that could possibly be achieved by investing in particular Funds or Fund complexes and are not based on such investment theories. Static asset allocation models offered from time to time are reflected in your application and marketing materials. If a model(s) is no longer available for new assets, we will continue to rebalance existing assets in the model(s) at the specified frequency. You may obtain a copy of the current models by contacting your Financial Intermediary.

You may invest in an asset allocation model through the Dollar Cost Averaging Program when the Fixed Account or a DCA Plus Fixed Account is the source of the assets to be invested in the asset allocation model you have chosen. You can also participate in these asset allocation models while enrolled in the InvestEase or Systematic Withdrawal Program.

You can switch asset allocation models up to twelve times per year. Your ability to elect or switch into and between asset allocation models may be restricted based on Fund abusive trading restrictions.

Your investments in an asset allocation model will be rebalanced at least quarterly to reflect the model's original percentages and you may cancel your model at any time subject to investment restrictions for maintaining certain optional riders.

We have no discretionary authority or control over your investment decisions. These asset allocation models are based on then available Funds and do not include the Fixed Account. We make available educational information and materials (e.g., risk tolerance questionnaire, pie charts, graphs, or case studies) that can help you select an asset allocation model, but we do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.

While we will not alter allocation percentages used in any asset allocation model, allocation weightings could be affected by mergers, liquidations, fund substitutions or closures. Availability of these models is subject to Fund company restrictions. Please refer to "What Restrictions Are There on your Ability to Make a Sub-Account Transfer?" below for more information.

You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the asset allocation models, and we will not reallocate your Contract Value based on those updates. Information on updated asset allocation models may be obtained by contacting your investment professional. If you wish to update your asset allocation model, you may do so by terminating your existing model and re-enrolling into a new one. Investment alternatives other than these asset allocation models are available that may enable you to invest your Contract Value with similar risk and return characteristics. The models available to you may be restricted based on your election of certain optional riders. When considering an asset allocation model for your individual situation, you should consider your other assets, income and investments in addition to this annuity.

Asset allocation does not guarantee that your Contract Value will increase nor will it protect against a decline if market prices fall. If you choose to participate in an asset allocation program, you are responsible for determining which asset allocation model is best for you. Tools used to assess your risk tolerance may not be accurate and could be useless if your circumstances change over time.

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Although each asset allocation model is intended to maximize returns given various levels of risk tolerance, an asset allocation model may not perform as intended. Market, asset class or allocation option performance may differ in the future from historical performance and from the assumptions upon which the asset allocation model is based, which could cause an asset allocation model to be ineffective or less effective in reducing volatility. An asset allocation model may perform better or worse than any single Fund, allocation option or any other combination of Funds or allocation options. In addition, the timing of your investment and automatic rebalancing may affect performance. Rebalancing and periodic updating of asset allocation models can cause their component Funds to incur transactional expenses to raise cash for money flowing out of Funds or to buy securities with money flowing into the Funds. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These expenses can adversely affect the performance of the relevant Funds and of the asset allocation models. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund's investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Fund, see that Fund's prospectus.

Additional considerations apply for qualified Contracts with respect to static asset allocation model Programs. Neither we, nor any third party service provider, nor any of their respective affiliates, is acting as a fiduciary under The Employment Retirement Income Security Act of 1974, as amended (ERISA) or the Code, in providing any information or other communication contemplated by any Program, including, without limitation, any asset allocation models. That information and communications are not intended, and may not serve as a primary basis for your investment decisions with respect to your participation in a Program. Before choosing to participate in a Program, you must determine that you are capable of exercising control and management of the assets of the plan and of making an independent and informed decision concerning your participation in the Program. Also, you are solely responsible for determining whether and to what extent the Program is appropriate for you and the assets contained in the qualified Contract. Qualified Contracts are subject to additional rules regarding participation in these Programs. It is your responsibility to ensure compliance of any recommendation in connection with any asset allocation model with governing plan documents.

ASSET REBALANCING

In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected (choice of frequency may be limited when certain optional riders are elected). You can also combine this Program with others such as the Systematic Withdrawal Program, InvestEase(R) and DCA Programs (subject to restrictions). You may designate only one set of asset allocation instructions at a time.

DOLLAR COST AVERAGING PROGRAMS

Dollar Cost Averaging is a program that allows you to systematically make transfers into Funds over a period of time. Since the transfer into Funds occurs at regularly scheduled intervals, regardless of price fluctuations, you may ultimately have an average cost per share that is lower. We offer three Dollar Cost Averaging Programs:

-   DCA Plus

-   Fixed Amount DCA

-   Earnings/Interest DCA

DCA PLUS - This program allows you to earn a fixed rate of interest on investments and is different from the Fixed Account. We determine, at our discretion, the interest rates to be credited. These interest rates may vary depending on the Contract share class you purchased and the date the request for the Program is received. Please consult your investment professional to determine the interest rate for your Program. DCA Plus may not be available for all Contract share classes.

You may elect either the "12-Month Transfer Program" or the "6-Month Transfer Program".

- Under the 12-Month Transfer Program, new Premium Payments will be credited with an interest rate that will not change for twelve months. You must transfer these investments into available Funds (and not the Fixed Account) during this twelve month period. Unless otherwise depleted, all then remaining Program investments are transferred to the designated destination Funds or other instructions will be sought from you. Transfers out will occur monthly.

- Under the 6-Month Transfer Program, new Premium Payments will be credited with an interest rate that will not change for six months. You must transfer these investments into available Funds (and not the Fixed Account) during this six month period. Unless otherwise depleted, all then remaining Program investments are transferred to the designated destination Funds or other instructions will be sought from you. Transfers out will occur monthly.

- Each time you make a subsequent Premium Payment, you can invest in a different rate lock program. Any subsequent investments made are considered a separate rate lock Program investment. You can invest in up to five different rate lock Programs at one time.

- You must invest at least $5,000 in each rate lock program ($2,000 for IRAs). We will pre-authorize Program investment transfers subject to restrictions.

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- Pre-authorized transfers will begin within fifteen days of receipt of the Program payment provided we receive complete enrollment instructions In Good Order.

- If a DCA Plus Fixed Account payment is received without enrollment instructions and a DCA Plus Fixed Account is active on the Contract, we will set up the new Program to mirror the existing one. If a DCA Plus Fixed Account payment is received without enrollment instructions and a DCA Plus Fixed Account is not active on the Contract, but is the future investment allocation and a static asset allocation model is active on the Contract, we will set up the new Program to move Funds to the static asset allocation model. Otherwise, we will contact your investment professional to obtain complete instructions. If we do not receive In Good Order enrollment instructions we will refund the payment for further instruction.

- If your Program payment is less than the required minimum to commence the Program, we will invest into the destination Funds indicated on the Program instructions accompanying the payment. If Program instructions were not provided and a DCA Plus Fixed Account is active on the Contract, we will apply the payment to the destination Funds of the current DCA Plus Fixed Account. Otherwise, we will contact your investment professional to obtain further investment instructions.

- The interest credited under the DCA Plus Fixed Account is not earned on the full amount of your Premium Payment for the entire length of the Program. Program transfers to Sub-Accounts decrease the amount of your Premium Payment remaining in the Program.

- You may elect to terminate your involvement in this Program at any time. Upon cancellation, all the amounts remaining in the Program will be immediately transferred to the Funds you designated.

FIXED AMOUNT DCA - This feature allows you to regularly transfer (monthly or quarterly) a fixed amount from the Fixed Account (if available based on the Contract and/ or rider selected) or any Fund(s) into different Fund(s). This program begins fifteen days following our receipt of the Program payment you instruct us otherwise. You must make at least three transfers in order to remain in this Program.

EARNINGS/INTEREST DCA - This feature allows you to regularly transfer (monthly or quarterly) the earnings (i.e., any gains over the previous month's or quarter's value) from your investment in the Fixed Account (if available based on the form of Contract selected) or any Fund(s) into other Fund(s). This program begins two business days following our receipt of your instructions to enroll in the feature plus the frequency selected unless you instruct us otherwise. You must make at least three transfers in order to remain in this Program.

SYSTEMATIC WITHDRAWAL PROGRAM

This systematic withdrawal feature allows you to make Partial Withdrawals. You can designate the Funds to be withdrawn from and also choose the frequency of Partial Withdrawals (monthly, quarterly, semiannual, or annually). If you select a monthly frequency, you must receive payment through electronic transfer. The minimum amount of each Partial Withdrawal is $100. Amounts taken under this Program will count towards the Free Withdrawal Amount (FWA) and may be subject to a CDSC. For more information on the FWA, please see Section 4.b and the Glossary in Section 8. Amounts received prior to age 59 1/2, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the withdrawal payment. You may be able to satisfy Code Section 72(t)/(q) requirements by enrolling in this Program. Please see the Federal Tax Considerations section and consult your tax adviser for information about the tax consequences associated with your Contract. Your level of participation in this Program may result in your exceeding permissible withdrawal limits under certain optional riders.

OTHER PROGRAM CONSIDERATIONS

-   You may terminate your enrollment in any Program at any time.

- We may discontinue, modify or amend any of these Programs at any time. Your enrollment authorizes us to automatically and unilaterally amend your enrollment instructions if:

       - any Fund is merged or substituted into another Fund - then your allocations will be directed to the surviving Fund; or

       - any Fund is liquidated - then your allocations to that Fund will be directed to any available money market Fund following prior notifications prior to reallocation.

    You may always provide us with updated instructions following any of these events.

- Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.

- All optional Lifetime Withdrawal and Death Benefit riders have different withdrawal limitations. Breaking these limits can have a significant adverse effect on your rights and future benefits. Participation in a systematic withdrawal program may cause you to break these limits.

- These Programs may be modified, terminated or adversely impacted by the imposition of Fund trading policies.

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CAN YOU TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?

Yes. During those phases of your Contract when transfers are permissible, you may make transfers between Funds according to the following policies and procedures, as they may be amended from time to time.

WHAT IS A SUB-ACCOUNT TRANSFER?

A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the Funds available in your Contract. Your transfer request will be processed at the net asset value of each Fund share as of the end of the Valuation Day that it is received In Good Order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within thirty days of receiving the confirmation.

WHAT HAPPENS WHEN YOU REQUEST A SUB-ACCOUNT TRANSFER?

Many Owners request Sub-Account transfers. Some request transfers (purchases) into a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Owners allocate new Premium Payments to Sub-Accounts, and others request Partial Withdrawals. We combine all the daily requests to transfer out of a Sub-Account along with all full Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Owners' "transfer-out" requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all Owners' "transfer-in" requests.

We may take advantage of our size and available technology to combine sales of a particular Fund for any of the other products offered by us or our affiliates. We also combine transfer-out requests and transfer-in requests. We then "net" these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.

For example, if we combine all transfer-out requests of a stock Fund with all other transfer-out requests of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Owners and the owners of other products offered by us, want to transfer-in an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.

WHAT RESTRICTIONS ARE THERE ON YOUR ABILITY TO MAKE A SUB-ACCOUNT TRANSFER?

FIRST, YOU MAY MAKE ONLY ONE SUB-ACCOUNT TRANSFER REQUEST EACH DAY. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one Sub-Account transfer, however, you cannot transfer the same Contract Value more than once a Valuation Day.

EXAMPLES

TRANSFER REQUEST PER VALUATION DAY                                PERMISSIBLE?
--------------------------------------------------------------------------------
Transfer $10,000 from a money market Sub-Account to a growth          Yes
Sub-Account
Transfer $10,000 from a money market Sub-Account to any number        Yes
of other Sub-Accounts (dividing the $10,000 among the other
Sub-Accounts however you chose)
Transfer $10,000 from any number of different Sub-Accounts to         Yes
any number of other Sub-Accounts
Transfer $10,000 from a money market Sub-Account to a growth           No
Sub-Account and then, before the end of that same Valuation
Day, transfer the same $10,000 from the growth Sub-Account to an international Sub-Account

SECOND, YOU ARE ALLOWED TO SUBMIT A TOTAL OF TWELVE SUB-ACCOUNT TRANSFERS EACH CONTRACT YEAR (the transfer rule) by internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we may send you a letter after your tenth Sub-Account transfer to remind you about the transfer rule. After your twelfth transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone or via the internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.

We reserve the right to aggregate your Contracts (whether currently existing or those recently Surrendered) for the purposes of enforcing these restrictions.

The transfer rule does not apply to Sub-Account transfers that occur automatically as part of a company-sponsored Program, such as a Contract exchange program that may be offered by us from time to time. Reallocations made based on a Fund merger or liquidation also do not count toward this limit. Restrictions may vary based on state law.

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We make no assurances that the transfer rule is or will be effective in detecting or preventing market timing.

THIRD, POLICIES HAVE BEEN DESIGNED TO RESTRICT EXCESSIVE SUB-ACCOUNT
TRANSFERS. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don't purchase this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed.

Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund's agent to help monitor compliance with that Fund's trading policy.

We are obligated to follow each Fund's instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant an exception to a Fund's trading policy. Please refer to each Fund's prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not In Good Order.

In certain circumstances, Fund trading policies do not apply or may be limited. For instance:

- Certain types of Financial Intermediaries may not be required to provide us with shareholder information.

- Excepted funds, such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any Financial Intermediary that a Fund treats as a single investor.

- A Fund can decide to exempt categories of Contract holders whose Contracts are subject to inconsistent trading restrictions or none at all.

- Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company-sponsored contractual or systematic program such as transfers of assets as a result of Dollar Cost Averaging programs, asset allocation programs, automatic rebalancing programs, Annuity Payouts, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Contract; or (iv) as a result of payments such as scheduled contributions, scheduled Partial Withdrawals or full Surrenders, retirement plan salary reduction contributions, or planned Premium Payments.

POSSIBILITY OF UNDETECTED ABUSIVE TRADING OR MARKET TIMING. We may not be able to detect or prevent all abusive trading or market timing activities. For instance:

- Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

- Certain forms of variable annuities and types of Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.

- These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

- In some cases, we are unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds (participants) or enforce the transfer rule because we do not keep participants' account records for a Contract. In those cases, the participant account records and participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding participant Sub-Account transfers.

HOW ARE YOU AFFECTED BY FREQUENT SUB-ACCOUNT TRANSFERS?

We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract Value. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce the value of other optional benefits available under your Contract.

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Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund's trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund's opinion, has violated the Fund's trading policy.

In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Owner to provide the information. If the Owner does not provide the information, we may be directed by the Fund to restrict the Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.

MAIL, TELEPHONE AND INTERNET TRANSFERS

You may make transfers through the mail or through your Financial Intermediary. You may also make transfers by calling us or through our website. Transfer instructions received by telephone before the end of any Valuation Day will be carried out at the end of that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.

Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day, the instructions will be carried out at the end of that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgement, you should contact us as soon as possible.

We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to us and your investment professional. Any verbal communication should be re-confirmed in writing.

Telephone or Internet transfer requests may currently only be cancelled by calling us before the end of the Valuation Day you made the transfer request.

We, our agents or our affiliates are NOT responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. WE MAY SUSPEND, MODIFY, OR TERMINATE TELEPHONE OR ELECTRONIC TRANSFER PRIVILEGES AT ANY TIME, FOR ANY REASON.

POWER OF ATTORNEY

You may authorize another person to conduct financial and other transactions on your behalf by submitting a completed power of attorney form that meets the power of attorney requirements of your resident state law. Once we have the completed form on file at our Annuity Service Center, we will accept transaction requests, including transfer instructions, subject to our transfer restrictions, from your designated third party until we receive new instructions in writing (and In Good Order) from you.

B. CHARGES AND FEES

In addition to the following charges, there are optional riders that if elected, assess an additional charge. Please see sections 5 and 6 for more information.

MORTALITY AND EXPENSE RISK CHARGE

We deduct a daily charge for assuming mortality and expense risks under the Contract. This charge is deducted from your Sub-Account Value.

The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:

- Mortality risk - There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.

During the accumulation phase of your Contract, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur in periods of declining value or in periods when any CDSCs would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.

Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

- Expense risk - We also bear an expense risk that the sales charges (if applicable), Premium Based Charge (if applicable) and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

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Annuity Payouts will NOT be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned. If the mortality and expense risk charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the mortality and expense risk charge exceeds these costs, we keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk charge.

ANNUAL MAINTENANCE FEE

The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and your Account. The annual charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.

We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, if you have multiple Contracts with a combined Contract Value of $100,000 or greater, we may waive the Annual Maintenance Fee on all Contracts. However, we may, but are not obligated to, limit the number of waivers to a total of six Contracts. We also may waive the Annual Maintenance Fee under certain other conditions.

ADMINISTRATIVE CHARGE

We apply a daily administrative charge against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. This charge compensates us for administrative expenses that exceed revenues from the Annual Maintenance Fee described above. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge.

PREMIUM BASED CHARGE (B AND L SHARE CONTRACTS)

We apply a quarterly Premium Based Charge, if applicable, against all Premium Payments based on Remaining Gross Premiums. The Premium Based Charge will be prorated for the number of days since the last Premium Based Charge or, if there has been no Premium Base Charge, then since the Contract issue date. The Premium Based Charge will be assessed only with respect to Contract Value invested in Sub-Accounts and not investments in the Fixed Account . The Premium Based Charge is intended to compensate us for a portion of our acquisition expenses, including promotion and distribution of the Contract. A Premium Based Charge will be deducted upon:

    1.   each Quarterly Contract Anniversary; and/or

    2.   full Surrender.

The amount of Remaining Gross Premium used for calculating the Premium Based Charge is determined on the date of each of the above transactions.

Please see Premium Based Charge Examples 1-2 in Appendix A.

If a Beneficiary elects to continue the Contract under any of the available options described under the Standard Death Benefits section below, we will continue to deduct the Premium Based Charge, based on the portion of Remaining Gross Premium applicable for that Beneficiary. The Premium Based Charge is taken proportionally out of the Sub-Accounts.

Please see Premium Based Charge Example 2 in Appendix A for an example of how the Premium Based Charge and CDSC work together.

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FUND FACILITATION FEE

We apply a daily fund facilitation fee to the assets in certain Sub-Accounts at the following annualized rates:


FUND NAME                                                                 RATE
--------------------------------------------------------------------------------
American Funds Insurance Series(R) - Managed Risk Asset Allocation Fund    0.10%
BlackRock High Yield V.I. Fund                                             0.10%
BlackRock U.S. Government Bond V.I. Fund                                   0.10%
FVIT Select Advisor Managed Risk Portfolio                                 0.05%
Hartford Capital Appreciation HLS Fund                                     0.05%
Hartford Index HLS Fund                                                    0.15%
Hartford Total Return Bond HLS Fund                                        0.05%
Invesco V.I. Money Market Fund                                             0.10%
PIMCO Total Return Portfolio                                               0.15%
TOPS(TM) Managed Risk Balanced ETF Portfolio                               0.15%
TOPS(TM) Managed Risk Growth ETF Portfolio                                 0.40%
TOPS(TM) Managed Risk Moderate Growth ETF Portfolio                        0.25%


The Fund Facilitation Fee allows us to offer these Funds to you, even though the amounts paid to us by the Funds are not sufficient to allow us to meet our expenses and revenue targets.

PREMIUM TAXES

A deduction is also made for Premium taxes, if any, imposed on us by a state, municipality, or other governmental entity. The tax, currently ranging from 0% to 3.5%, when annuity payments begin or upon full Surrender. We will pay Premium taxes at the time imposed under applicable law. We may deduct Premium taxes at the time we pay such taxes to the applicable taxing authorities, upon full Surrender, or when annuity payments commence.

SALES CHARGES

CONTINGENT DEFERRED SALES CHARGES (CDSC) (B AND L SHARE CONTRACTS)

Subject to the exclusions below, we may deduct a CDSC when you make full Surrenders, Partial Withdrawals or withdraw Commuted Value of Annuity Payouts under Annuity Payout Options Three, Five or Six. This charge is designed to recover acquisition expenses that have not yet been recouped from revenue generated by your Contract. Premium Payments will be taken out on a first-in, first-out basis. This may impact whether subsequent Partial Withdrawals might be subject to a CDSC. Please see Sections 4.c Surrenders, and 4.d Annuity Payouts, for more information regarding when a CDSC may be applied.

We use the following general approach to calculating your CDSC:

 Step 1. Remaining Gross Premium not subject to CDSC that have been invested for longer than the applicable CDSC period can always be taken out free of any CDSC. The applicable CDSC period begins on the date we receive the Premium Payment. Please see
          Section 2 Fee Summary for a description of CDSC periods applicable to your share class.

 Step 2. If the amount of money that you wish to take out is less than your FWA (as described below), plus any amount from step 1, then this sum will also be paid to you without the imposition of a CDSC. No further steps will be applied.

 Step 3. Assuming that steps 1 and 2 do not apply because the amount of money that you wish to take out is more than your FWA and is still subject to a CDSC, then we will deduct your FWA from the amount of the money you wish to take out and then process your request using steps 4-6.

 Step 4. We will then multiply Remaining Gross Premiums still subject to CDSC by a factor. The factor is equal to the amount of money resulting from step 3 divided by the Contract Value above the available FWA. If you take a Surrender during declining market conditions, Remaining Gross Premiums will have the effect of increasing the percentage of your Contract Value that is subject to a CDSC.

 Step 5. We will then take the amount of Remaining Gross Premium resulting from step 4 and multiply it by the corresponding CDSC percentage as shown in the Fee Summary using the applicable CDSC schedule. Each Premium Payment has its own CDSC schedule regardless of whether it has been invested in the Sub-Accounts or the Fixed Account.

 Step 6. We then deduct the CDSC calculated in step 5 from the amount of money in step 3, plus FWA and pay the remaining balance to you.

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These same steps are generally used when a CDSC is charged upon Annuity Payouts (as applicable under the Annuity Payout Options noted above).

Please refer to CDSC Examples 1-5 in Appendix A for further information about how these formulas will be applied.

THE FOLLOWING ARE NOT SUBJECT TO A CDSC:

- Free Withdrawal Amount - During a period when a CDSC may be applied, you may fully Surrender up to the greater of:

       - 5% of remaining gross premium that would otherwise be subject to a CDSC, or

       -   earnings.

  We compute the FWA as of the end of the Valuation Day when a Partial Withdrawal, full Surrender or commutation request is received by us In Good Order.

  You may not carry over unused portions of your FWA from one year to another.

- Lifetime Annual Payments. See Glossary for a definition of Lifetime Annual Payments.

- If you are a patient in a certified long-term care facility or other eligible facility - CDSC will be waived for a Partial Withdrawal or full Surrender if you or the joint Owner are confined for at least 90 calendar days to a: facility which (i) provides skilled nursing care under the supervision of a physician; and (ii) has 24 hour a day nursing services by or under the supervision of a registered nurse; and (iii) keeps a daily medical record of each patient.

    For this waiver to apply, you must:

       -   have owned the Contract continuously since it was issued,

       -   provide written proof of your eligibility satisfactory to us, and

       - request a Partial Withdrawal or the full Surrender within ninety-one calendar days after the last day that you are an eligible patient in a recognized facility or nursing home.

     This waiver is not available if the Owner or the joint Owner is in a facility or nursing home when you purchase the Contract. We will not waive any CDSC applicable to any Premium Payments made while you are in an eligible facility or nursing home. This waiver can be used any time after the first 90 days in a certified long-term care facility or other eligible facility up until ninety days after exiting such a facility. This waiver may not be available in all states.

-   Upon death of any Owner(s) - CDSC will be waived if any Owner(s) dies.

- Upon Annuitization - CDSC will be waived when you annuitize the Contract. However, we will charge a CDSC if the Contract is fully Surrendered during the CDSC period under an Annuity Payout Option which allows commutation.

- For RMDs - CDSC will be waived for any Owner age 70 1/2 or older with a Contract held under an IRA who withdraws an amount equal to or less the RMD for that Contract Year. All requests for RMDs must be in writing.

- For substantially equal periodic payments - CDSC will be waived if you take Partial Withdrawals under the Systematic Withdrawal Program where you receive a scheduled series of substantially equal periodic payments for the greater of five years or to age 59 1/2.

- Upon cancellation during the Right to Cancel Period - CDSC will be waived if you cancel your Contract during the Right to Cancel Period.

- Exchanges - As an accommodation, we may, at our discretion, time-credit CDSC for the time that you held an annuity previously issued by us.

- Settlements - We may, at our discretion, waive or time-credit CDSCs in connection with the settlement of disputes or if required by regulatory authorities.

CHARGES AGAINST THE FUNDS

Annual fund operating expenses - The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution charges, operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds' prospectuses, in Section 2 Fee Summary and in Appendix C.

REDUCED FEES AND CHARGES

We may offer, at our discretion, reduced fees and charges for certain Contracts (including employer-sponsored savings plans) which may result in decreased costs and expenses.

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C. SURRENDERS AND PARTIAL WITHDRAWALS

WHAT KINDS OF FULL SURRENDERS AND PARTIAL WITHDRAWALS ARE AVAILABLE?

BEFORE THE ANNUITY COMMENCEMENT DATE:

Full Surrenders/Contract Termination - When you fully Surrender or terminate your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium taxes, CDSCs, a pro-rated portion of optional benefit charges, if applicable, Premium Based Charges, if applicable, and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.

Partial Withdrawals - You may request a Partial Withdrawal of Contract Value at any time before the Annuity Commencement Date. We will deduct any applicable CDSC. You can request that we deduct this charge in either of two ways. One option, a gross withdrawal, is to deduct the CDSC from the amount that you request. The other option, a net of charges withdrawal, is to fully Surrender an amount of Contract Value greater than what you requested, but after the deduction of CDSC will result in payment to you of the amount you requested. Because the net of charges withdrawal will Surrender a greater amount of Contract Value, your CDSC may be greater under this method. Our default option is a gross withdrawal. Please see CDSC Examples 1-5 in Appendix A.

Partial Withdrawals of Contract Value are taken proportionally out of the Sub-Accounts and the Fixed Account unless you direct us otherwise.

There are several restrictions on Partial Withdrawals of Contract Value before the Annuity Commencement Date:

       - the Partial Withdrawal of Contract Value must be at least equal to $500, and

       - your Contract Value following the Partial Withdrawal must be equal to or greater than the Minimum Contract Value set forth in your Contract. The Minimum Contract Value refers to the minimum Contract Value that you must maintain within this Contract. IF YOU FAIL TO COMPLY, WE RESERVE THE RIGHT TO FULLY TERMINATE YOUR CONTRACT. The Contract Minimum Value varies by Contract share class and may also vary if you have elected certain optional riders. Currently the Minimum Contract Value for Class B, C and L shares is $2,500. We may increase this minimum from time to time, but in no event shall the minimum exceed $10,000 and in many states, cannot be increased after your Contract is issued (see State Variations section for details). Please see "What effect do Partial Withdrawals or full Surrenders have your benefits" under Annual Lock Income Benefit, and Daily Lock Income Benefit for a description of the effect of Partial Withdrawals and the Minimum Contract Value when you elect one of these riders.

Partial Withdrawals will reduce your standard Death Benefit on a dollar-for-dollar basis. Please see the sections of this prospectus describing optional Death Benefit riders for a description of how Partial Withdrawals affect benefits under those riders.

Please consult with your investment professional to be sure that you fully understand the ways such a Partial Withdrawal will affect your Contract.

AFTER THE ANNUITY COMMENCEMENT DATE:

Full Surrenders/Contract Termination - You may fully Surrender or terminate your Contract on or after the Annuity Commencement Date only if you selected Annuity Payout Options Three, Five, or Six. IN THE EVENT YOU TERMINATE YOUR CONTRACT AFTER ELECTING ANNUITY PAYOUT OPTION THREE OR FIVE YOU WILL FORFEIT THE LIFE CONTINGENT PAYMENTS PAYABLE UNDER THESE OPTIONS. Upon Contract termination, we pay you the Commuted Value, minus any applicable CDSCs and any applicable Premium Tax.

Partial Withdrawals - Partial Withdrawals are permitted after the Annuity Commencement Date if you select Annuity Payout Option Three, Five, or Six. Upon Partial Withdrawal we will pay you the commuted value minus any applicable CDSC.

Not all Annuity Payout Options may be available if the Contract is issued to qualify under Code Section 408.

WHAT IS THE COMMUTED VALUE?

You may choose to accelerate Annuity Payouts under certain Annuity Payout Options to be received in one lump sum. This is referred to as commuting your Annuity Payout.

The amount that you request to commute must be at least equal to $500. There will be a waiting period of at least thirty days forpayment of any lump sum commutation.

Commuted Value is determined on the day we receive your written request.

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HOW DO YOU REQUEST A PARTIAL WITHDRAWAL OR FULL SURRENDER?

Requests for full Surrenders terminating your Contract must be in writing. Requests for Partial Withdrawals can be made in writing, by telephone or via the internet. We will send your money within seven days of receiving complete instructions. However, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation. We may also postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions from the Fund in connection with the Fund's plan of liquidation, in compliance with rules of the SEC or an order of the SEC.

Written Requests - Complete a Surrender form or send us a letter, signed by you, to our Annuity Service Center stating:

- the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

-   your tax withholding amount or percentage, if any, and

-   your mailing address.

You may submit this form to our Annuity Service Center via fax or a request via the internet.

Unless you specify otherwise, we will provide the dollar amount you want to receive minus applicable taxes and charges as the default option.

If there are joint Owners, both must authorize these transactions. For a Partial Withdrawal, specify the Sub-Accounts that you want your Surrender to come from (this may be limited to pro-rata Surrenders if optional benefits are elected); otherwise, the Surrender will be taken in proportion to the value in each Sub-Account.

Telephone Requests - To request a Partial Withdrawal by telephone, we must have received your completed telephone redemption program enrollment form. If there are joint Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for Partial Withdrawals from either Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Owner, we discontinue the program, or you are no longer the Owner of the Contract. Please call us with any questions regarding restrictions on telephone Surrenders.

Internet Requests - We do not currently offer Partial Withdrawals or full Surrenders via the internet. If in the future we offer internet withdrawals, we must receive your completed internet Partial Withdrawal program enrollment form In Good Order at our Annuity Service Center. If there are joint Owners, both must sign this form. By signing the form, you authorize us to accept internet instructions for Partial Withdrawals from either Owner. Internet authorization will remain in effect until we receive a written cancellation notice from you or your joint Owner, we discontinue the program, or you are no longer the Owner of the Contract. Please call us with any questions regarding restrictions on internet withdrawals. We may modify the requirements for internet withdrawals at any time.

We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. WE MAY MODIFY THE REQUIREMENTS FOR TELEPHONE REDEMPTIONS AT ANY TIME.

Telephone and internet withdrawal instructions received before the end of a Valuation Day will be processed at the end of that Valuation Day. Otherwise, your request will be processed at the end of the next Valuation Day.

Completing a power of attorney form for another person to act on your behalf may prevent you from making Partial Withdrawals via telephone and internet.

WHAT SHOULD BE CONSIDERED ABOUT TAXES?

There are certain tax consequences associated with Partial Withdrawals and full Surrenders. Taking these actions before age 59 1/2 may also affect the continuing tax-qualified status of some Contracts and may result in a penalty tax.

WE DO NOT MONITOR PARTIAL WITHDRAWAL OR FULL SURRENDER REQUESTS. CONSULT YOUR PERSONAL TAX ADVISER TO DETERMINE WHETHER A FULL SURRENDER OR PARTIAL WITHDRAWAL IS PERMISSIBLE, WITH OR WITHOUT FEDERAL INCOME TAX PENALTY.

If you own more than one Contract issued by us or our affiliates in the same calendar year, then these Contracts may be treated as one Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date.

Please see Section 8 for more information.

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D. ANNUITY PAYOUTS

Generally speaking, when you annuitize your Contract, you begin the process of converting Accumulation Units into what is known as the payout phase. The payout phase starts when you annuitize your Contract or with your Annuity Commencement Date and ends when we make the last payment required under your Contract. Once you annuitize your Contract, you may no longer make any Premium Payments. You must commence taking Annuity Payouts no later than when you reach your Annuity Commencement Date. Please check with your investment professional to select the Annuity Payout Option that best meets your income needs. All Annuity Payout Options are subject to availability in your state. Annuitizing your Contract may result in the termination of optional riders; see the sections of this prospectus dealing wtih the optional riders for detailed information.

Upon Annuitization, your Contract Value will be moved to the General Account.

WHEN DO YOUR ANNUITY PAYOUTS BEGIN?

Contract Value (minus any applicable Premium Taxes) may only be annuitized on the Annuity Commencement Date.

Your Annuity Commencement Date cannot be earlier than your first Contract Anniversary. In no event, however, may the Annuity Commencement Date be later than:

- The later of the oldest Owner's 90th birthday (or if the Owner is a non-natural person, the Annuitant's 90th birthday) or 10 years from the Contract Issue Date (subject to state variation);

- The Annuity Commencement Date stated in an extension request (subject to your Financial Intermediary's rules for granting extension requests) received by us not less than thirty days prior to a scheduled Annuity Commencement Date.

Extending your Annuity Commencement Date may have tax consequences. You should consult a qualified tax adviser before doing so.

We reserve the right, at our discretion, to refuse to extend your Annuity Commencement Date regardless of whether we may have granted extensions in the past to you or other similarly situated investors. Your Financial Intermediary may ask us to prohibit Annuity Commencement Date extensions beyond when the Annuitant turns age 95. Please ask your investment professional whether you are affected by any such prohibition and make sure that you fully understand the implications this might have in regard to your Death Benefits. We will not extend the Annuity Commencement Date beyond the oldest Owner's 100th birthday. If the Owner is a non-natural person, the Annuitant's 100th birthday.

Except as otherwise provided, the Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.

All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only thirty days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.

WHICH ANNUITY PAYOUT OPTION DO YOU WANT TO USE?

Your Contract contains the Annuity Payout Options described below. We may at times offer other Annuity Payout Options. We may change these Annuity Payout Options at any time. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.

-   OPTION 1 - LIFE ANNUITY WITH CASH REFUND

We will make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we will calculate the sum of all Annuity Payouts that were made. If the sum of such Annuity Payments at the time of the Annuitant's death does not equal or exceed the Contract Value (minus any applicable Premium Taxes) at the time of annuitization, we will pay the Beneficiary the difference between the sum of the Annuity Payouts and the Contract Value (minus any applicable Premium Taxes) at annuitization.

-   OPTION 2 - LIFE ANNUITY

We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

-   OPTION 3 - LIFE ANNUITY WITH GUARANTEED PAYMENTS FOR 10 YEARS

We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for 10 years. If the Annuitant dies before 10 years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.

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-   OPTION 4 - JOINT AND LAST SURVIVOR LIFE ANNUITY

We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies.

-   OPTION 5 - JOINT AND LAST SURVIVOR LIFE ANNUITY GUARANTEED PAYMENTS FOR 10
    YEARS

We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts 10 years. If the Annuitant and the Joint Annuitant both die before ten years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.

-   OPTION 6 - GUARANTEED PAYMENT PERIOD ANNUITY

We agree to make payments for a specified time. The minimum period that you can select is 10 years. The maximum period that you can select is 30 years. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum.

YOU CANNOT TERMINATE YOUR CONTRACT ONCE ANNUITY PAYOUTS BEGIN, UNLESS YOU HAVE SELECTED ANNUITY PAYOUT OPTIONS THREE, FIVE OR SIX. A CDSC, IF APPLICABLE, MAY BE DEDUCTED.

For certain qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.

AUTOMATIC ANNUITY PAYOUTS

In most states, if you do not elect an Annuity Payout Option, quarterly Annuity Payouts will automatically begin on the Annuity Commencement Date under Annuity Payout Option Three. In other states, if you do not elect an Annuity Payout Option, quarterly Annuity Payouts will automatically begin on the Annuity Commencement Date under Annuity Payout Option One (see the State Variations section for details).

HOW OFTEN DO YOU WANT THE PAYEE TO RECEIVE ANNUITY PAYOUTS?

In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

-   monthly (only available with direct deposit),

-   quarterly,

-   semi-annually, or

-   annually.

Once you select a frequency, it cannot be changed. When selecting a frequency other than monthly, the Payout Purchase Rate used to determine Annuity Payouts will be adjusted by a factor. The factor accounts for the current value of accelerated Payouts, and will result in a Payout that is less than the sum of each monthly Payout that would have been paid during the same period of time. If you do not make a selection, the Payee will receive quarterly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $100. If the amount falls below $100, we have the right to change the frequency to bring the Annuity Payout up to at least $100.

-   FIXED DOLLAR AMOUNT ANNUITY PAYOUTS

You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium taxes, by an annuity rate set by us.

5. DEATH BENEFITS

A. STANDARD DEATH BENEFIT

WHAT IS THE DEATH BENEFIT AND HOW IS IT CALCULATED?

The Death Benefit is the amount we will pay if the Owner or joint Owner dies before we begin to make Annuity Payouts. The Standard Death Benefit is equal to your Contract Value calculated as of the Valuation Day when we receive a certified death certificate or other legal document acceptable to us In Good Order at our Annuity Service Center. The calculated Death Benefit will remain invested according to the Owner's last instructions until we receive complete written settlement instructions from the Beneficiary but in no event sooner than the day following the day on which we receive due proof of death. This means the Death Benefit amount will fluctuate with the performance of the Account. When there is more than one Beneficiary, we will calculate the Accumulation Units

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for each Sub-Account and the dollar amount for the Fixed Account for each Beneficiary's portion of the proceeds. The Premium Based Charge is not assessed when the Death Benefit is paid.

Please see the heading entitled "What kinds of Surrenders are available? - Before the Annuity Commencement Date" in Section 4.c Surrenders. Taking Excess Withdrawals may significantly negatively affect your Death Benefit. Please consult with your investment professional before making Excess Withdrawals to be sure that you fully understand the ways such a decision will affect your Contract. If you have not elected an Optional Withdrawal Benefit, all Partial Withdrawals are Excess Withdrawals, and if you have elected an Optional Withdrawal Benefit, any Partial Withdrawal prior to the Minimum Income age is also an Excess Withdrawal.

B. RETURN OF PREMIUM

OBJECTIVE

To provide a Death Benefit equal to the greater of Premium Payments adjusted for Partial Withdrawals; or Contract Value that we will pay if the Owner or joint Owner dies before we begin to make Annuity Payouts.

Please consider the following prior to electing this rider:

- Excess Withdrawals will reduce the benefit proportionally, as described below.

-   The Premium Based Charge is not assessed when the Death Benefit is paid.

WHEN CAN YOU BUY THE RIDER?

You may elect this rider at any time, provided you have not previously elected any optional Death Benefit. Non-natural Owners cannot elect this rider after the Contract issue date.

IF YOU ELECT THIS RIDER OTHER THAN AT CONTRACT ISSUANCE,RIDER BENEFITS WILL BE CALCULATED FROM THE RIDER EFFECTIVE DATE, NOT THE CONTRACT ISSUE DATE. THE STARTING VALUES FOR DETERMINING YOUR DEATH BENEFIT WILL BE YOUR CONTRACT VALUE AS OF THE RIDER EFFECTIVE DATE PLUS SUBSEQUENT PREMIUM PAYMENTS RECEIVED AFTER THE RIDER EFFECTIVE DATE, AND NOT YOUR INITIAL PREMIUM PAYMENT OR ANY OTHER PRIOR VALUES.

This rider may not be available through all Financial Intermediaries and may be subject to additional restrictions set by your Financial Intermediary or us. We reserve the right to withdraw this rider for the sale of new Contracts at any time without notice. The maximum age of any Owner or Annuitant when electing this rider is 80.

DOES ELECTING THIS RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

Yes. You may not elect this rider if you have already elected another optional Death Benefit.

HOW IS THE CHARGE FOR THIS RIDER CALCULATED?

The fee for the rider is based on Premium Payments adjusted for Partial Withdrawals and is assessed on each Quarterly Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Quarterly Contract Anniversary. A pro-rated charge will be deducted in the event of a full Surrender of this Contract, revocation of this rider; or election of this rider other than on the Contract Anniversary. The charge for the rider will be withdrawn from each Sub-Account in the same proportion that the value of each Sub-Account bears to the total Contract Value, excluding the Fixed Account. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts.

The rider fee may be increased or decreased at each Contract Anniversary.

IS THIS RIDER DESIGNED TO PAY YOU DEATH BENEFITS?

Yes. This Death Benefit is equal to the higher of A or B:

A     =   Contract Value; or
B     =   Premium Payments adjusted for Partial Withdrawals.

The death benefit before the Annuity Commencement Date under this rider is limited. The death benefit cannot exceed the Contract Value at the time we receive due proof of death, plus $1 million.

The Premium Based Charge is not assessed when the Death Benefit is paid.

See the Return of Premium Example 1 in Appendix A.

DOES THIS RIDER REPLACE THE STANDARD DEATH BENEFIT?

Yes.

CAN YOU TERMINATE THIS RIDER?

Yes. At anytime following the fifth anniversary of the rider effective date, the Owner may elect to terminate this rider. You may also terminate this rider on or after the first anniversary of the rider effective date if the rider charge at that time is greater than the rider charge on the rider effective date. If this rider is terminated, then a pro-rated rider charge will be assessed on the termination date,

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and will not be assessed thereafter. The Death Benefit will be reset to the Standard Death Benefit. No other optional Death Benefit may be elected following the termination. Please also see "Other Information" at the end of this section for other ways the rider may terminate.

A company-sponsored exchange of this rider will not be considered to be a termination by you of the rider. This rider will also terminate upon election of a Death Benefit option (described in Sections 5.f and 5.g) by the Beneficiary (excluding Spousal Contract continuation).

WHAT EFFECT DO PARTIAL WITHDRAWALS HAVE ON YOUR BENEFITS UNDER THE RIDER?

Partial Withdrawals reduce your Death Benefit in different ways depending on whether they are Excess Withdrawals or not.

- PARTIAL WITHDRAWALS THAT ARE NOT EXCESS WITHDRAWALS will reduce your Death Benefit on a dollar for dollar basis.

- EXCESS WITHDRAWALS WILL REDUCE YOUR DEATH BENEFIT ON A PROPORTIONATE BASIS. IF YOUR CONTRACT VALUE IS LESS THAN YOUR DEATH BENEFIT, REDUCTIONS ON A PROPORTIONATE BASIS WILL BE GREATER THAN IF DONE ON A DOLLAR-FOR-DOLLAR BASIS.

If you elect another optional rider, Partial Withdrawals (including Lifetime Annual Payments) may affect those other riders differently than they affect this rider.

If you have not elected an Optional Withdrawal Benefit, all Partial Withdrawals are Excess Withdrawals, and if you have elected an Optional Withdrawal Benefit, any Partial Withdrawal prior to the Minimum Income age is also an Excess Withdrawal.


See Return of Premium Example 1 in Appendix A.


WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

An ownership change will terminate this rider and the Death Benefit will be reset to the Standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed. If the ownership change is a result of Spousal Contract continuation, the Contract Value will be reset to equal the Death Benefit payable on the deceased Spouse's death and the surviving Spouse who continues the Contract may choose to elect any optional Death Benefit rider then available. Please see "Can your Spouse continue your Death Benefit?" below for additional information.

Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.

CAN YOUR SPOUSE CONTINUE YOUR DEATH BENEFIT?

Generally, yes. This rider terminates upon the death of the Owner. The Spouse may continue the Contract under the "Spouse Beneficiary" provision of the Contract, whereby the Contract Owner's Spouse will become the Contract Owner if the Spouse was named as sole Beneficiary. The Spouse may either choose to continue the Contract or may elect to be paid a Death Benefit option, if eligible. If the Spouse chooses to continue the Contract, we will increase the Contract Value to the Death Benefit value as of the Valuation Day We receive due proof of death according to the future contribution allocation then in effect. The surviving Spouse becomes the new Owner on the effective Valuation Day of the Spousal Contract continuation. This right may be exercised only once during the term of the Contract. The surviving Spouse may re-elect this rider, subject to the election rules that are then in place.

WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, at our discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules. This rider terminates once an Annuity Payout is elected and the Death Benefit terminates.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?

No. We reserve the right to impose investment restrictions in the future for new sales only.

If you elect this rider in combination with an optional living benefit, then in the event of a conflict between the investment restrictions above and those set forth in such optional riders, the investment restrictions in such optional riders shall prevail.

ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?


Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the Contract Anniversary following the rider effective date. We do not currently enforce the right to approve subsequent Premium Payments, except where a subsequent Premium Payment would result in your total Premium Payments exceeding $1 million. In the future, we may expand the circumstances under which we require prior approval of subsequent Premium Payments. There are a variety of factors that could influence our decision to prohibit or restrict subsequent Premium Payments, for example, we could do so in the event of a market disturbance. Any action we take with respect to subsequent Premium Payment restriction or approval will be done on a non-discriminatory basis. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments. A limitation on subsequent Premium Payments means that you would not be able to increase your Death Benefits by making additional deposits into the Contract.

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OTHER INFORMATION

The rider may not be appropriate for all investors. Several factors, among others, should be considered:

- IF YOU ARE ELECTING THIS RIDER AFTER YOUR CONTRACT HAS BEEN ISSUED, THE STARTING VALUES FOR THE BENEFIT WILL BE THE CONTRACT VALUE ON THE RIDER EFFECTIVE DATE AND NOT YOUR INITIAL PREMIUM PAYMENT OR ANY OTHER PRIOR VALUES.

- The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

- We may terminate this rider based upon the following conditions: Spousal Contract continuation, ownership changes, and/or assignment. If we terminate the rider, it cannot be re-elected by you.

- The selection of an Annuity Payout Option and the timing of the selection may have an impact on the tax treatment of the benefits.

- Any Excess Withdrawal will trigger a proportionate reduction to your Death Benefit.

- The fee for the rider may change at every Contract Anniversary. Please carefully review the maximum fee disclosed in Section 2. Fee Summary.

- ANY PAYMENT OBLIGATION WE MAKE UNDER THE CONTRACT, INCLUDING DEATH BENEFITS PAYMENTS, IS SUBJECT TO OUR FINANCIAL STRENGTH AND CLAIMS-PAYING ABILITY AND OUR LONG-TERM ABILITY TO MAKE SUCH PAYMENTS.

C. MAXIMUM ANNIVERSARY VALUE

OBJECTIVE

To provide a Death Benefit equal to the greatest of: (a) Maximum Anniversary Value, (b) Premium Payments adjusted for Partial Withdrawals or (c) Contract Value that we will pay if the Owner or joint Owner dies before we begin to make Annuity Payouts.

Please consider the following prior to electing this rider:

- This rider has investment restrictions. Violation of the investment restrictions may result in termination of this rider.

- Excess Withdrawals will reduce the benefit proportionally, as described below.

-   The Premium Based Charge is not assessed when the Death Benefit is paid.

WHEN CAN YOU BUY THE RIDER?

You can elect this rider at any time provided you have not previously elected any optional Death Benefit. Non-natural Owners cannot elect this rider after the Contract issue date.

IF YOU ELECT THIS RIDER OTHER THAN AT CONTRACT ISSUANCE, RIDER BENEFITS WILL BE CALCULATED FROM THE RIDER EFFECTIVE DATE NOT THE CONTRACT ISSUE DATE. THE STARTING VALUES FOR DETERMINING YOUR DEATH BENEFIT WILL BE YOUR CONTRACT VALUE AS OF THE RIDER EFFECTIVE DATE, NOT YOUR INITIAL PREMIUM PAYMENT OR ANY OTHER PRIOR VALUES.

This rider may not be available in all states or through all Financial Intermediaries and may be subject to additional restrictions set by your Financial Intermediary or us. We reserve the right to withdraw this rider for the sale of new Contracts at any time without notice. The maximum age of any Owner or Annuitant when electing this rider is 75.

DOES ELECTING THIS RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

Yes. You may not elect this rider if you have already elected another optional Death Benefit.

HOW IS THE CHARGE FOR THIS RIDER CALCULATED?

The fee for the rider is based on the greater of (i) Premium Payments adjusted for Partial Withdrawals or (ii) Maximum Anniversary Value is assessed on each Quarterly Contract Anniversary. This rider fee will be automatically deducted from your Contract Value on your Quarterly Contract Anniversary. A pro-rated charge will be deducted in the event of a full Surrender of this Contract; revocation of this rider; or election of this rider other than on the Quarterly Contract Anniversary. The charge for the rider will be withdrawn from each Sub-Account in the same proportion that the value of each Sub-Account bears to the total Contract Value, excluding the Fixed Account. The rider fee may be increased or decreased on each Contract Anniversary.

IS THIS RIDER DESIGNED TO PAY YOU DEATH BENEFITS?

Yes. This Death Benefit is equal to the greatest of A, B or C:

A     =   Contract Value;
B     =   Premium Payments adjusted for Partial Withdrawals; or
C     =   Maximum Anniversary Value, prior to the earlier of date of death or the decedent's 81st birthday.

The Premium Based Charge is not assessed when the Death Benefit is paid.

See Maximum Anniversary Value Example 1 in Appendix A.

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The Death Benefit before the Annuity Commencement Date under this rider is limited. The death benefit cannot exceed the Contract Value at the time we receive due proof of death, plus $1 million.

If we permit you to elect this rider after the Contract has been issued, the starting values for Contract Value, Premium Payments and Maximum Anniversary Value will all be reset to Contract Value as of the Valuation Day that you elect this rider. Contract Value and Premium Payments prior to election of the rider (as well as those values that would have been used to set the Maximum Anniversary Value had this rider been elected upon Contract issuance), will be disregarded.

DOES THIS RIDER REPLACE THE STANDARD DEATH BENEFIT?

Yes.

CAN YOU TERMINATE THIS RIDER?

Yes. At anytime on or after the first anniversary of the rider effective date, the Owner may elect to terminate this rider if the rider charge on the date of termination is greater than the rider charge on the rider issue date. If this rider is terminated, then a pro-rated rider charge will be assessed on the termination date, and will no longer be assessed thereafter. The Death Benefit will be reset to the Standard Death Benefit. No other optional Death Benefit may be elected following the termination. Please also see "Other Information" at the end of this section for other ways the rider may terminate.

WHAT EFFECT DO PARTIAL WITHDRAWALS HAVE ON YOUR BENEFITS UNDER THE RIDER?

Partial Withdrawals reduce your Death Benefit in different ways depending on whether they are Excess Withdrawals or not.

- PARTIAL WITHDRAWALS THAT ARE NOT EXCESS WITHDRAWALS will reduce your Death Benefit on a dollar for dollar basis.

- EXCESS WITHDRAWALS WILL REDUCE YOUR DEATH BENEFIT ON A PROPORTIONATE BASIS. IF YOUR CONTRACT VALUE IS LESS THAN YOUR DEATH BENEFIT, REDUCTIONS ON A PROPORTIONATE BASIS WILL BE GREATER THAN IF DONE ON A DOLLAR-FOR-DOLLAR BASIS.

See Maximum Anniversary Value Example 2 in Appendix A for an illustration of this calculation.

If you elect another optional rider, Partial Withdrawals (including Lifetime Annual Payments) may affect those other riders differently than they affect this rider.

If you have not elected an Optional Withdrawal Benefit, all Partial Withdrawals are Excess Withdrawals, and if you have elected an Optional Withdrawal Benefit, any Partial Withdrawal prior to the Minimum Income age is also an Excess Withdrawal.

WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

An ownership change will terminate this rider and the Death Benefit will be reset to the Standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed. If the ownership change is a result of Spousal Contract continuation, the Contract Value will be reset to equal the Death Benefit payable on the deceased Spouse's death and the surviving Spouse who continues the Contract may choose to elect any optional Death Benefit rider then available. Please see "Can your Spouse continue your Death Benefit?" below for additional information.

Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.

CAN YOUR SPOUSE CONTINUE YOUR DEATH BENEFIT?

Generally, yes. This rider terminates upon the death of the Owner. The Spouse may continue the Contract under the "Spouse Beneficiary" provision of the Contract, whereby the Contract Owner's Spouse will become the Contract Owner if the Spouse was named as sole Beneficiary. The Spouse may either choose to continue the Contract or may elect to be paid a Death Benefit option, if eligible. If the Spouse chooses to continue the Contract, we will increase the Contract Value to the Death Benefit value as of the Valuation Day We receive due proof of death according to the future contribution allocation then in effect. The surviving Spouse becomes the new Owner on the effective Valuation Day of the Spousal Contract continuation. This right may be exercised only once during the term of the Contract. The surviving Spouse may re-elect this rider, subject to the election rules that are then in place.

WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, at our discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules. This rider terminates once an Annuity Payout Option is elected, and the Death Benefit terminates.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?

Yes. You must invest your Contract Value (including future investments) within an approved asset allocation model(s), Sub-Account(s), and other investment program(s) approved and designated by us. This means you will be limited in your choice of Sub-Account investments. This also means you will not be able to allocate your Contract Value to all available Sub-Accounts. Current investment restrictions are listed in Appendix D.

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We may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Sub-Accounts, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Sub-Account (i) is merged into another fund, (ii) changes investment objectives, (iii) closes to further investments, and/or (iv) fails to meet acceptable risk parameters. These reservations will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to "Other Program considerations" under the section entitled "What other ways can you invest?" in Section 4.a for more information regarding the potential impact of fund mergers and liquidations with respect to then existing investments within an asset allocation model.

Except as provided below, failure to comply with any applicable investment requirement or restriction will result in termination of the rider. If the rider is terminated by us for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a five day reinstatement period to do this. The reinstatement period will begin upon termination of the rider.

UPON REINSTATEMENT OF YOUR RIDER, YOUR PREMIUM PAYMENTS WILL BE RESET TO EQUAL THE LOWER OF THE CONTRACT VALUE AS OF THE VALUATION DAY OF THE REINSTATEMENT OR THE PREMIUM PAYMENTS (ADJUSTED FOR PARTIAL WITHDRAWALS) PRIOR TO THE TERMINATION. IF APPLICABLE, YOUR MAXIMUM ANNIVERSARY VALUE WILL BE RESET AT THE LOWER OF THE CONTRACT VALUE OR MAXIMUM ANNIVERSARY VALUE PRIOR TO THE REVOCATION AS OF THE DATE OF THE REINSTATEMENT. WE WILL DEDUCT A PRO-RATED RIDER CHARGE ON YOUR QUARTERLY CONTRACT ANNIVERSARY FOLLOWING THE REINSTATEMENT FOR THE TIME PERIOD BETWEEN THE REINSTATEMENT DATE AND YOUR FIRST CONTRACT ANNIVERSARY FOLLOWING THE REINSTATEMENT. VIOLATION OF THESE INVESTMENT RESTRICTIONS COULD RESULT IN A SERIOUS EROSION OF THE VALUE IN THIS RIDER.

It may be presumed that investment in any of the approved asset allocation model(s), Sub-Account(s), or other investment program(s) could mitigate losses but also hamper potential gains. The approved asset allocation model(s), Sub-Account(s), or other investment program(s) provide very different potential risk/reward characteristics. Other investment options that are available if investment restrictions did not apply may offer the potential for higher returns. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. These investment restrictions may limit your Contract Value and benefits. Before you elect an optional benefit that is subject to investment restrictions, you and your Financial Intermediary should carefully consider whether the investment options available under the investment restrictions meet your investment objectives and risk tolerance.


Investment restrictions may reduce the overall volatility in investment performance. Such reduced volatility may reduce returns on investments and mitigate our guarantee obligations under the Contract. Investment restrictions do not guarantee reduced volatility.


If you elect this rider in combination with an optional living benefit, then in the event of a conflict between the investment restrictions above and those set forth in such optional riders, the investment restrictions in such optional riders shall prevail.

ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?


Yes. We reserve the right to approve all subsequent Premium Payments received after the first Contract Anniversary following the rider effective date. We do not currently enforce the right to approve subsequent Premium Payments, except where a subsequent Premium Payment would result in your total Premium Payments exceeding $1 million. In the future, we may expand the circumstances under which we require prior approval of subsequent Premium Payments. There are a variety of factors that could influence our decision to prohibit or restrict subsequent Premium Payments, for example, we could do so in the event of a market disturbance. Any action we take with respect to subsequent Premium Payment restriction or approval will be done on a non-discriminatory basis. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments. A limitation on subsequent Premium Payments means that you would not be able to increase your Death Benefits by making additional deposits into the Contract.


OTHER INFORMATION

The rider may not be appropriate for all investors. Several factors, among others, should be considered:

- IF YOU ARE ELECTING THIS RIDER AFTER YOUR CONTRACT HAS BEEN ISSUED, THE STARTING VALUES FOR THE BENEFIT WILL BE THE CONTRACT VALUE ON THE RIDER EFFECTIVE DATE AND NOT YOUR INITIAL PREMIUM PAYMENT OR ANY OTHER PRIOR VALUES.

- The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

- We may terminate this rider based upon the following conditions: Spousal Contract continuation, ownership changes, assignment and/or violation of the investment restrictions. If we terminate the rider, it cannot be re-elected by you.

- The selection of an Annuity Payout Option and the timing of the selection may have an impact on the tax treatment of the benefits.

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- Any Excess Withdrawal will trigger a proportionate reduction to your Death Benefit.

- Transfers made pursuant to a Systematic Withdrawal Program may violate this rider if made during the reinstatement period following a violation of investment restrictions under this rider.

- The fee for the rider may change at every Contract Anniversary. Please carefully review the maximum fee disclosed in Section 2. Fee Summary.

- You should consult with your investment professional for assistance in determining whether these investment restrictions are suited for your financial needs and risk tolerance.

- ANY PAYMENT OBLIGATION WE MAKE UNDER THE CONTRACT, INCLUDING DEATH BENEFITS PAYMENTS, IS SUBJECT TO OUR FINANCIAL STRENGTH AND CLAIMS-PAYING ABILITY AND OUR LONG-TERM ABILITY TO MAKE SUCH PAYMENTS.

D. LEGACY LOCK

OBJECTIVE

To provide a Death Benefit equal to the greatest of: (a) Enhanced Return of Premium (Premium Payments adjusted for certain Partial Withdrawals); (b) Base Return of Premium (as defined in the glossary); or (c) Contract Value. We will pay the Death Benefit if the Owner or joint Owner dies before we begin to make Annuity Payouts.

Please consider the following prior to electing this rider:

- This rider has investment restrictions. Violation of the investment restrictions may result in termination of this rider.

- Lifetime Annual Payments taken prior to Minimum Contract Value under Annual Lock Income Benefit, or Daily Lock Income Benefit will not reduce the value of the Enhanced Return of Premium component of this Death Benefit.

- Partial Withdrawals that exceed the Annual Lock Income Benefit, or Daily Lock Income Benefit Lifetime Annual Payments will reduce the benefit proportionally, as described below.

- The Enhanced Return of Premium component of this Death Benefit reduces to zero if your Contract Value falls below the Minimum Amount Rule.

-   The Premium Based Charge is not assessed when the Death Benefit is paid.

WHEN CAN YOU BUY THE RIDER?

You can elect this rider at the time that you elect either Annual Lock Income Benefit or Daily Lock Income Benefit and have not elected any other optional Death Benefit. Non-natural Owners cannot elect this rider after the Contract issue date.

IF YOU ELECT THIS RIDER OTHER THAN AT CONTRACT ISSUANCE, RIDER BENEFITS WILL BE CALCULATED FROM THE RIDER EFFECTIVE DATE, NOT THE CONTRACT ISSUE DATE. THE STARTING VALUES FOR DETERMINING YOUR DEATH BENEFIT WILL BE YOUR CONTRACT VALUE AS OF THE RIDER EFFECTIVE DATE, NOT YOUR INITIAL PREMIUM PAYMENT OR ANY OTHER PRIOR VALUES.

This rider may not be available in all states or through all Financial Intermediaries and may be subject to additional restrictions set by your Financial Intermediary or us. We reserve the right to withdraw this rider at any time without notice. The maximum age of any Owner or Annuitant when electing this rider is 70.

DOES ELECTING THIS RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

Yes. You may not elect this rider if you have already elected any other optional Death Benefit.

HOW IS THE CHARGE FOR THIS RIDER CALCULATED?

The fee for the rider is based on the greater of (a) Enhanced Return of Premium or (b) Base Return of Premium and is assessed on each Quarterly Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Quarterly Contract Anniversary. A pro-rated charge will be deducted in the event of a full Surrender of this Contract; revocation of this rider; or election of this rider other than on the Quarterly Contract Anniversary. The charge for the rider will be withdrawn from each Sub-Account in the same proportion that the value of each Sub-Account bears to the total Contract Value, excluding the Fixed Account. The rider fee may be increased or decreased on each Contract Anniversary.

IS THIS RIDER DESIGNED TO PAY YOU DEATH BENEFITS?

Yes. The Death Benefit is equal to the greatest of: (a) Enhanced Return of Premium (Premium Payments adjusted for certain Partial Withdrawals, (b) Base Return of Premium or (c) Contract Value.

The Premium Based Charge is not assessed when the Death Benefit is paid.

See the Legacy Lock Examples 1 and 2 in Appendix A.

DOES THIS RIDER REPLACE THE STANDARD DEATH BENEFIT?

Yes.

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CAN YOU TERMINATE THIS RIDER?

Yes. At anytime on or after the first anniversary of the rider effective date, the Owner may elect to terminate this rider if the rider charge on the date of termination is greater than the rider charge on the rider issue date. If this rider is terminated, then a pro-rated rider charge will be assessed on the termination date, and will no longer be assessed thereafter. The Death Benefit will be reset to the Standard Death Benefit. No other optional Death Benefit may be elected following the termination. Please also see "Other Information" at the end of this section for other ways the rider may terminate.

ADDITIONALLY, IF YOUR ANNUAL LOCK INCOME BENEFIT, OR DAILY LOCK INCOME BENEFIT RIDER IS TERMINATED FOR ANY REASON, THIS RIDER WILL ALSO TERMINATE. Please see "Other Information" below for other conditions which may result in termination of the rider.

WHAT EFFECT DO PARTIAL WITHDRAWALS HAVE ON YOUR BENEFITS UNDER THE RIDER?

Partial Withdrawals reduce your Death Benefit in different ways depending on whether they are Excess Withdrawals or not.

- PARTIAL WITHDRAWALS THAT ARE NOT EXCESS WITHDRAWALS will not reduce your Enhanced Return of Premium prior to reaching Minimum Contract Value, but will reduce your Base Return of Premium and Contract Value on a dollar for dollar basis.

- EXCESS WITHDRAWALS WILL REDUCE YOUR DEATH BENEFIT ON A PROPORTIONATE BASIS. IF YOUR CONTRACT VALUE IS LESS THAN YOUR DEATH BENEFIT, REDUCTIONS ON A PROPORTIONATE BASIS WILL BE GREATER THAN IF DONE ON A DOLLAR-FOR-DOLLAR BASIS.

If you have not elected an Optional Withdrawal Benefit, all Partial Withdrawals are Excess Withdrawals, and if you have elected an Optional Withdrawal Benefit, any Partial Withdrawal prior to the Minimum Income age is also an Excess Withdrawal.

See Legacy Lock Example 1 in Appendix A for an illustration of this calculation.

DEATH BENEFIT STEP-UP AFTER FIRST PARTIAL WITHDRAWAL

The Enhanced Return of Premium component of Legacy Lock is eligible for an automatic one-time step-up to the Contract Value upon the first Partial Withdrawal. The step-up will occur if the Contract Value prior to the Partial Withdrawal is greater than the Enhanced Return of Premium value on the Valuation Day prior to the first Partial Withdrawal.

ENHANCED RETURN OF PREMIUM COMPONENT OF LEGACY LOCK

The Enhanced Return of Premium component equals 100% of Premium, adjusted by some Partial Withdrawals as described above. Enhanced Return of Premium will be increased by subsequent Premium and may be eligible for a one-time step-up.

If your Contract Value on any Contract Anniversary is ever reduced below the Minimum Amount Rule (equal to the greater of the Minimum Contract Value described in section 4.c or one Lifetime Annual Payment under any optional guaranteed lifetime withdrawal benefit rider) as a result of investment performance, or deduction of fees and/or charges or if on any Valuation Day a Partial Withdrawal is taken that reduces your Contract Value below the Minimum Amount Rule, we will no longer accept subsequent Premium Payments. In addition, THE ENHANCED RETURN OF PREMIUM COMPONENT OF YOUR DEATH BENEFIT WILL BE RESET TO EQUAL ZERO. THE DEATH BENEFIT WILL THEN BE EQUAL TO THE GREATER OF: (A) CONTRACT VALUE OR (B) BASE RETURN OF PREMIUM.

You may then either make a full Surrender and terminate your Contract and rider, or you may continue your Contract. If you continue your Contract, you must transfer your remaining Contract Value to approved Sub-Account(s) and/or Program(s) within ten business days or we will exercise our reserved contractual rights to reallocate these sums to the money market Sub-Account.

WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

An ownership change will terminate this rider and the Death Benefit will be reset to the Standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed. If the ownership change is a result of Spousal Contract continuation, the Contract Value will be reset to equal the Death Benefit payable on the deceased Spouse's death and the surviving Spouse who continues the Contract may choose to elect any optional Death Benefit rider then available. Please see "Can your Spouse continue your Death Benefit?" below for additional information.

Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.

CAN YOUR SPOUSE CONTINUE YOUR DEATH BENEFIT?

Generally, yes. This rider terminates upon the death of the Owner. The Spouse may continue the Contract under the "Spouse Beneficiary" provision of the Contract, whereby the Contract Owner's Spouse will become the Contract Owner if the Spouse was named as Beneficiary. The Spouse may either choose to continue the Contract or may elect to be paid a Death Benefit option, if eligible. If the Spouse chooses to continue the Contract, we will increase the Contract Value to the Death Benefit value as of the Valuation Day We receive due proof of death according to the future contribution allocation then in effect. The surviving Spouse becomes the new Owner on the effective Valuation Day of the Spousal Contract continuation. This right may be exercised only once during the term of the Contract. The surviving Spouse may re-elect this rider, subject to the election rules that are then in place.

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WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

Except as otherwise provided, if you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, at our discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules. This rider terminates once an Annuity Payout Option is elected, and the Death Benefit terminates.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?

Yes. You must concurrently elect Annual Lock Income Benefit and abide by the Annual Lock Income Benefit investment restrictions or you must concurrently elect Daily Lock Income Benefit and abide by the Daily Lock Income Benefit investment restrictions in order to elect this rider.

ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?


Yes. We require prior approval of subsequent Premium Payments after the first Contract Anniversary after the rider effective date. We do not currently enforce the right to approve subsequent Premium Payments, except where a subsequent Premium Payment would result in your total Premium Payments exceeding $1 million. In the future, we may expand the circumstances under which we require prior approval of subsequent Premium Payments. There are a variety of factors that could influence our decision to prohibit or restrict subsequent Premium Payments, for example, we could do so in the event of a market disturbance. Any action we take with respect to subsequent Premium Payment restriction or approval will be done on a non-discriminatory basis. Following you Annuity Commencement Date, we will no longer accept subsequent Premium Payments. A limitation on subsequent Premium Payments means that you would not be able to increase your Death Benefits by making additional deposits into the Contract.


OTHER INFORMATION

The rider may not be appropriate for all investors. Several factors, among others, should be considered:

- IF YOU ARE ELECTING THIS RIDER AFTER YOUR CONTRACT HAS BEEN ISSUED, THE STARTING VALUES FOR THE BENEFIT WILL BE THE CONTRACT VALUE ON THE RIDER EFFECTIVE DATE AND NOT YOUR INITIAL PREMIUM PAYMENT OR ANY OTHER PRIOR VALUES.

- You can only elect this rider if you elect Annual Lock Income Benefit, or Daily Lock Income Benefit. You will be required to invest according to the Annual Lock Income Benefit or Daily Lock Income Benefit investment restrictions, as applicable.

- You will automatically receive a one-time step-up of the Enhanced Return of Premium to the Contract Value, if greater, upon the first Partial Withdrawals. We will not provide a notice prior to applying this step-up.

- IF YOUR CONTRACT VALUE IS REDUCED BELOW THE MINIMUM AMOUNT RULE, THE ENHANCED RETURN OF PREMIUM COMPONENT OF THE DEATH BENEFIT WILL BE REDUCED TO ZERO. PLEASE SEE SECTION 4.C. SURRENDERS FOR MORE INFORMATION REGARDING THE MINIMUM CONTRACT VALUE. THIS HAS THE EFFECT OF PROVIDING A DEATH BENEFIT THAT WAS REDUCED BY ALL PRIOR PARTIAL WITHDRAWALS, INCLUDING LIFETIME ANNUAL PAYMENTS. IN ADDITION, ANY STEP-UP APPLIED TO THE ENHANCED RETURN OF PREMIUM COMPONENT OF THE DEATH BENEFIT WILL BE LOST.

- The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

- We may terminate this rider based upon the following conditions: Spousal Contract continuation, ownership changes, and/or assignment or if Annual Lock Income Benefit or Daily Lock Income Benefit rider is terminated.

-   If we terminate the rider, it cannot be re-elected by you.

- Any Excess Withdrawal will trigger a proportionate reduction to your Death Benefit.

- Legacy Lock is referred to as Enhanced Return of Premium Death Benefit Rider in your Contract.

- The selection of an Annuity Payout Option and the timing of the selection may have an impact on the tax treatment of the benefit.

- Transfers made pursuant to a Systematic Withdrawal Program may violate this rider if made during the reinstatement period following a violation of investment restrictions under this rider.

- The fee for the rider may change at every Contract Anniversary. Please carefully review the maximum fee disclosed in Section 2. Fee Summary.

- You should consult with your investment professional for assistance in determining whether these investment restrictions are suited for your financial needs and risk tolerance.

- ANY PAYMENT OBLIGATION WE MAKE UNDER THE CONTRACT, INCLUDING DEATH BENEFITS PAYMENTS, IS SUBJECT TO OUR FINANCIAL STRENGTH AND CLAIMS-PAYING ABILITY AND OUR LONG-TERM ABILITY TO MAKE SUCH PAYMENTS.

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E. MAXIMUM DAILY VALUE

OBJECTIVE

To provide a Death Benefit equal to the greater of: (a) Maximum Daily Value or
(b) Contract Value that we will pay if the Owner or joint Owner, dies before we begin to make Annuity Payouts.

Please consider the following prior to electing this rider:

- This rider has investment restrictions. Violation of the investment restrictions may result in termination of this rider.

- Partial Withdrawals may reduce the benefit proportionally, as described below.

-   The Premium Based Charge is not assessed when the Death Benefit is paid.

WHEN CAN YOU BUY THE RIDER?

You may elect this rider at any time, provided you have not previously elected any optional Death Benefit. Non-natural Owners cannot elect this rider after the Contract issue date.

IF YOU ELECT THIS RIDER OTHER THAN AT CONTRACT ISSUANCE, RIDER BENEFITS WILL BE CALCULATED FROM THE RIDER EFFECTIVE DATE, NOT THE CONTRACT ISSUE DATE. THE STARTING VALUES FOR DETERMINING YOUR DEATH BENEFIT WILL BE YOUR CONTRACT VALUE AS OF THE RIDER EFFECTIVE DATE, NOT YOUR INITIAL PREMIUM PAYMENT OR ANY OTHER PRIOR VALUES.

This rider may not be available in all states or through all Financial Intermediaries and may be subject to additional restrictions set by your Financial Intermediary or by us. We reserve the right to withdraw this rider at any time without notice. The maximum age on any Owner or Annuitant when electing this rider is 75.

DOES ELECTING THIS RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

Yes. You may not elect this rider if you have already elected another optional Death Benefit.

HOW IS THE CHARGE FOR THIS RIDER CALCULATED?

The fee for the rider is based on the Maximum Daily Value and is assessed on each Quarterly Contract Anniversary. This rider fee will be automatically deducted from your Contract Value on your Quarterly Contract Anniversary prior to all other financial transactions. A pro-rated charge will be deducted in the event of a full Surrender of this Contract; revocation of this rider; or election of this rider other than on the Contract Anniversary. The charge for the rider will be withdrawn from each Sub-Account in the same proportion that the value of each Sub-Account bears to the total Contract Value excluding the Fixed Account. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts.

The rider charge may increase or decrease on each Contract Anniversary.

IS THIS RIDER DESIGNED TO PAY YOU DEATH BENEFITS?

Yes. This Death Benefit is equal to the greater of A or B:

A     =   Contract Value;
B     =   Maximum Daily Value.

The death benefit before the Annuity Commencement Date under this rider is limited. The death benefit cannot exceed the Contract Value at the time we receive due proof of death, plus $1 million.

The Premium Based Charge is not assessed when the Death Benefit is paid.

See Maximum Daily Value Example 1 in Appendix A.

DOES THIS RIDER REPLACE THE STANDARD DEATH BENEFIT?

Yes

CAN YOU TERMINATE THIS RIDER?

Yes. At anytime on or after the first anniversary of the rider effective date, the Owner may elect to terminate this rider if the rider charge on the date of termination is greater than the rider charge on the rider issue date. If this rider is terminated, then a pro-rated rider charge will be assessed on the termination date, and will no longer be assessed thereafter. The Death Benefit will be reset to the Standard Death Benefit. No other optional Death Benefit may be elected following the termination. Please also see "Other Information" at the end of this section for other ways the rider may terminate.

WHAT EFFECT DO PARTIAL WITHDRAWALS HAVE ON YOUR BENEFITS UNDER THE RIDER?

Partial Withdrawals reduce your Death Benefit in different ways depending on whether they are Excess Withdrawals or not.

- PARTIAL WITHDRAWALS THAT ARE NOT EXCESS WITHDRAWALS will reduce your Death Benefit on a dollar for dollar basis.

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- EXCESS WITHDRAWALS WILL REDUCE YOUR DEATH BENEFIT ON A PROPORTIONATE BASIS. IF YOUR CONTRACT VALUE IS LESS THAN YOUR DEATH BENEFIT, REDUCTIONS ON A PROPORTIONATE BASIS WILL BE GREATER THAN IF DONE ON A DOLLAR-FOR-DOLLAR BASIS.

See Maximum Daily Value Examples 2 and 3 in Appendix A for an illustration of this calculation.

If you elect another optional rider, Partial Withdrawals (including Lifetime Annual Payments) may affect those other riders differently than they affect this rider.

If you have not elected an Optional Withdrawal Benefit, all Partial Withdrawals are Excess Withdrawals, and if you have elected an Optional Withdrawal Benefit, any Partial Withdrawal prior to the Minimum Income age is also an Excess Withdrawal.

WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

An ownership change will terminate this rider and the Death Benefit will be reset to the Standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed. If the ownership change is a result of Spousal Contract continuation, the Contract Value will be reset to equal the Death Benefit payable on the deceased Spouse's death and the surviving Spouse who continues the Contract may choose to elect any optional Death Benefit rider then available. Please see "Can your Spouse continue your Death Benefit?" below for additional information.

Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.

CAN YOUR SPOUSE CONTINUE YOUR DEATH BENEFIT?

Generally, yes. This rider terminates upon the death of the Owner. The Spouse may continue the Contract under the "Spouse Beneficiary" provision of the Contract, whereby the Contract Owner's Spouse will become the Contract Owner if the Spouse was named as Beneficiary. The Spouse may either choose to continue the Contract or may elect to be paid a Death Benefit option, if eligible. If the Spouse chooses to continue the Contract, we will increase the Contract Value to the Death Benefit value as of the Valuation Day We receive due proof of death according to the future contribution allocation then in effect. The surviving Spouse becomes the new Owner on the effective Valuation Day of the Spousal Contract continuation. This right may be exercised only once during the term of the Contract. The surviving Spouse may re-elect this rider, subject to the election rules that are then in place.

WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, at our discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules. This rider terminates once an Annuity Payout Option is elected and the Death Benefit terminates.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?

Yes. You must invest your Contract Value (including future investments) within an approved asset allocation model(s), Sub-Account(s), and other investment program(s) approved and designated by us. This means you will be limited in your choice of Sub-Account investments. This also means you will not be able to allocate your Contract Value to all available Sub-Accounts. Current investment restrictions are listed in Appendix D.

We may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Sub-Accounts, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Sub-Account (i) is merged into another fund, (ii) changes investment objectives, (iii) closes to further investments, and/or (iv) fails to meet acceptable risk parameters. These reservations will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to "Other Program considerations" under the section entitled "What other ways can you invest?" in Section 4.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.

Except as provided below, failure to comply with any applicable investment requirement or restriction will result in termination of the rider. If the rider is terminated by us for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a five day reinstatement period to do this. The reinstatement period will begin upon termination of the rider.

UPON REINSTATEMENT OF YOUR RIDER, YOUR PREMIUM PAYMENTS WILL BE RESET TO EQUAL THE LOWER OF THE CONTRACT VALUE AS OF THE VALUATION DAY OF THE REINSTATEMENT OR THE PREMIUM PAYMENTS (ADJUSTED FOR WITHDRAWALS) PRIOR TO THE TERMINATION. IF APPLICABLE, YOUR MAXIMUM DAILY VALUE WILL BE RESET AT THE LOWER OF THE CONTRACT VALUE OR MAXIMUM DAILY VALUE PRIOR TO THE REVOCATION AS OF THE DATE OF THE REINSTATEMENT. WE WILL DEDUCT A PRO-RATED RIDER CHARGE ON YOUR CONTRACT ANNIVERSARY FOLLOWING THE REINSTATEMENT FOR THE TIME PERIOD BETWEEN THE REINSTATEMENT DATE AND YOUR FIRST CONTRACT

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ANNIVERSARY FOLLOWING THE REINSTATEMENT. VIOLATION OF THESE INVESTMENT RESTRICTIONS COULD RESULT IN A SERIOUS EROSION OF THE VALUE IN THIS RIDER.

It may be presumed that investment in any of the approved asset allocation model(s), Sub-Account(s), or other investment program(s) could mitigate losses but also hamper potential gains. The approved asset allocation model(s), Sub-Account(s), or other investment program(s) provide very different potential risk/reward characteristics. Other investment options that are available if investment restrictions did not apply may offer the potential for higher returns. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. These investment restrictions may limit your Contract Value and benefits. Before you elect an optional benefit that is subject to investment restrictions, you and your Financial Intermediary should carefully consider whether the investment options available under the investment restrictions meet your investment objectives and risk tolerance.


Investment restrictions may reduce the overall volatility in investment performance. Such reduced volatility may reduce returns on investments and mitigate our guarantee obligations under the Contract. Investment restrictions do not guarantee reduced volatility.


If you elect this rider in combination with an optional living benefit, then in the event of a conflict between the investment restrictions above and those set forth in such optional riders, the investment restrictions in such optional riders shall prevail.

ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?


Yes. We reserve the right to approve all subsequent Premium Payments received after the first Contract Anniversary following the rider effective date. We do not currently enforce the right to approve subsequent Premium Payments, except where a subsequent Premium Payment would result in your total Premium Payments exceeding $1 million. In the future, we may expand the circumstances under which we require prior approval of subsequent Premium Payments. There are a variety of factors that could influence our decision to prohibit or restrict subsequent Premium Payments, for example, we could do so in the event of a market disturbance. Any action we take with respect to subsequent Premium Payment restriction or approval will be done on a non-discriminatory basis. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments. A limitation on subsequent Premium Payments means that you would not be able to increase your Death Benefits by making additional deposits into the Contract.


OTHER INFORMATION

The rider may not be appropriate for all investors. Several factors, among others, should be considered:

- IF YOU ARE ELECTING THIS RIDER AFTER YOUR CONTRACT HAS BEEN ISSUED, THE STARTING VALUES FOR THE BENEFIT WILL BE THE CONTRACT VALUE ON THE RIDER EFFECTIVE DATE AND NOT YOUR INITIAL PREMIUM PAYMENT OR ANY OTHER PRIOR VALUES.

- The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

- We may terminate this rider based upon the following conditions: Spousal Contract continuation, ownership changes, assignment and/or violation of the investment restrictions. If we terminate the rider, it cannot be re-elected by you.

- The selection of an Annuity Payout Option and the timing of the selection may have an impact on the tax treatment of the benefit.

- Any Excess Withdrawal will trigger a proportionate reduction to your Death Benefit.

- Transfers made pursuant to a Systematic Withdrawal Program may violate this rider if made during the reinstatement period following a violation of investment restrictions under this rider.

- The fee for the rider may change at every Contract Anniversary. Please carefully review the maximum fee disclosed in Section 2. Fee Summary.

- You should consult with your investment professional for assistance in determining whether these investment restrictions are suited for your financial needs and risk tolerance.

- ANY PAYMENT OBLIGATION WE MAKE UNDER THE CONTRACT, INCLUDING DEATH BENEFITS PAYMENTS, IS SUBJECT TO OUR FINANCIAL STRENGTH AND CLAIMS-PAYING ABILITY AND OUR LONG-TERM ABILITY TO MAKE SUCH PAYMENTS.

F. HOW IS THE DEATH BENEFIT PAID?

The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Owner has designated the manner in which the Beneficiary will receive the Death Benefit. We will calculate the Death Benefit as of the date we receive a certified death certificate or other legal documents acceptable to us. The Death Benefit amount remains invested according to the last instructions on file and is subject to market fluctuation until complete settlement instructions are received from each Beneficiary. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will

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calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.

The Beneficiary may elect to leave proceeds from the Death Benefit invested with us for up to five years from the date of death of the Owner if death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers (subject to applicable restrictions) and (b) take Partial Withdrawals without paying CDSCs, if any. We shall endeavor to fully discharge the last instructions from the Owner wherever possible or practical.

The Beneficiary of a non-qualified Contract or IRA (prior to the required distribution date) may also elect an Annuity Payout Option that allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary's remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.

If the Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below. Please see Section 8(C)(2)(f) Federal Tax Considerations for more information.

If the Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Owner's death.

If the Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Owner in the situations described above.

G. WHO WILL RECEIVE THE DEATH BENEFIT?

The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.

If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts, or receive any remaining value such as a cash refund.

IF DEATH OCCURS BEFORE THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .                AND . . .                        AND . . .                     THEN THE . . .
Owner                            There is a surviving joint       The Annuitant is living or       Joint Owner receives the Death
                                 Owner                            deceased                         Benefit.
Owner                            There is no surviving joint      The Annuitant is living or       Beneficiary receives the Death
                                 Owner                            deceased                         Benefit.
Owner                            There is no surviving joint      The Annuitant is living or       Owner's estate receives the
                                 Owner and the Beneficiary        deceased                         Death Benefit.
                                 predeceases the Owner
Annuitant                        The Owner is living                                               The Owner becomes the Annuitant
                                                                                                   and the Contract continues. The
                                                                                                   Owner may name a new Annuitant.

IF DEATH OCCURS ON OR AFTER THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .                             AND . . .                               THEN THE . . .
Owner                                     The Annuitant is living                   Beneficiary becomes the Owner.
Annuitant                                 The Owner is living                       Owner receives the payout at death.
Annuitant                                 The Annuitant is also the Owner           Beneficiary receives the payout at
                                                                                    death.

THESE ARE THE MOST COMMON SCENARIOS. SOME OF THE ANNUITY PAYOUT OPTIONS MAY NOT RESULT IN A PAYOUT AT DEATH.

In the event that the Owner is a non-natural person, the death of the Annuitant will be treated as the death of the Owner.

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6. OPTIONAL WITHDRAWAL BENEFITS

A. ANNUAL LOCK INCOME BENEFIT

OBJECTIVE

The objective of this rider is to provide longevity protection in the form of Lifetime Annual Payments that may periodically increase based on Step Ups or Deferral Bonuses.

Please consider the following prior to electing this rider:

- The rider has investment restrictions. Violation of the investment restrictions may result in termination of the rider.

-   Excess Withdrawals will reduce the rider's benefit, as described below.

HOW DOES THE RIDER HELP ACHIEVE THIS GOAL?

The rider provides an opportunity to receive withdrawals in the form of Lifetime Annual Payments until either the first Covered Life (Single Life Option) or last Covered Life (Joint/Spousal Option) dies. We reserve the right to close the rider to new sales at any time.

WHEN CAN YOU BUY THE RIDER?

You may elect this rider at any time, provided you have not previously elected any optional Withdrawal Benefit. Non-natural Owners cannot elect this rider after the Contract issue date.

IF YOU ELECT THIS RIDER OTHER THAN AT CONTRACT ISSUANCE, RIDER BENEFITS WILL BE CALCULATED FROM THE RIDER EFFECTIVE DATE NOT THE CONTRACT ISSUE DATE. THE STARTING VALUES FOR DETERMINING YOUR WITHDRAWAL BASE AND DEFERRAL BONUS BASE WILL BE YOUR CONTRACT VALUE AS OF THE RIDER EFFECTIVE DATE, NOT YOUR INITIAL PREMIUM PAYMENT OR ANY OTHER PRIOR VALUES.

The maximum age of any Owner or Annuitant when buying the rider is 80.

The rider may not be available through all investment professionals and may be subject to additional restrictions set by your investment professional. We reserve the right to withdraw the rider from sale, vary rider benefits and/or rider charges or any relevant Covered Life options at any time for the sale of new Contracts. The rider may not be available in all states.

We look at the age of Contract parties (e.g., Owner, joint Owners, Spouses, Annuitant and/or Beneficiary) when setting rider benefits (such living persons are called a Covered Life and the specific person whose life and age is used to set benefits is called the relevant Covered Life). For instance, when setting your Withdrawal Percentage, the older Covered Life is the relevant Covered Life when selecting the Single Life Option and the younger Covered Life is the relevant Covered Life when selecting the Joint/Spousal Option. We reserve the right to impose designation restrictions such as making sure that your Spouse is a joint Owner when selecting the Joint/ Spousal Option.

DOES BUYING THE RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

Yes, buying the rider precludes you from electing the Daily Lock Income Benefit rider.

HOW IS THE CHARGE FOR THE RIDER CALCULATED?

The rider has a current charge and maximum rider charge and both are based on your Withdrawal Base. We will deduct the rider charge on each Quarterly Contract Anniversary on a pro-rated basis from each Sub-Account.

We may increase or decrease the rider charge on a prospective basis on each Contract Anniversary up to the maximum described in the Fee Table. THE RIDER CHARGE MAY INCREASE IRRESPECTIVE OF WHETHER YOU RECEIVE EITHER A STEP UP OR A DEFERRAL BONUS. We will not increase the rider charge by more than 0.50% during any Contract Year. We will provide advance notice of changes to your rider charge. You may decline a rider charge increase in which event your Withdrawal Percentage will be reduced by 1%. For example, if your Withdrawal Percentage would be 5%, but you declined a rider fee increase at some point, your Withdrawal Percentage will be 4%. This declination is irrevocable and no future Annual Lock Income Benefit rider fee changes will apply to you. The Rider Charge may also increase if you elect this rider following Spousal Contract continuation, but only if the Single Life option was elected and the rider terminated upon the death of your Spouse.

If the rider is terminated, or if there is a full Surrender from your Contract, then we will deduct a pro-rated share of the rider charge from your Contract Value based on your Withdrawal Base immediately prior to such termination or full Surrender.

DOES YOUR BENEFIT BASE CHANGE UNDER THE RIDER?

Yes. The benefit bases used to set Lifetime Annual Payments (Withdrawal Base) and the Deferral Bonus (Deferral Bonus Base) will fluctuate.

-   WITHDRAWAL BASE

Your initial Withdrawal Base is equal to your initial Premium Payment (without deduction of sales charges, if any). It will generally fluctuate based on:

-   Step Up; or

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-   Deferral Bonuses; and

-   Subsequent Premium Payments or Partial Withdrawals.

On each Contract Anniversary until and including the Contract Anniversary immediately following the oldest Covered Life's 90th birthday, the Withdrawal Base will be reset to equal the greater of your Contract Value (prior to the deduction of the rider charge but after the deduction of any other charge) as of the Contract Anniversary (this event is referred to as a Step Up) or your current Withdrawal Base plus any applicable Deferral Bonus (the amount added to your Withdrawal Base during the Deferral Bonus Period if a Step Up does not occur). You will not receive both a Step Up and a Deferral Bonus in the same Contract Year. We reserve the right to impose an annual Withdrawal Base Cap on the sale of new Contracts only. We do not currently enforce an annual Withdrawal Base Cap.

Please refer to Annual Lock Income Benefit Example 1 in Appendix A for an illustration of ways that your Withdrawal Base may increase based on a Step Up or Deferral Bonus.

Subsequent Premium Payments increase your Withdrawal Base by the dollar amount of the Premium Payment.

Partial Withdrawals reduce your Withdrawal Base in different ways depending on whether they are Excess Withdrawals or not.

- PARTIAL WITHDRAWALS THAT ARE NOT EXCESS WITHDRAWALS will not reduce the Withdrawal Base.

- EXCESS WITHDRAWALS will reduce the Withdrawal Base on a proportionate basis. If your Contract Value is less than your Withdrawal Base, reductions on a proportionate basis will be greater than if done on a dollar-for-dollar basis.

Partial Withdrawals taken during any Contract Year that cumulatively exceed the Free Withdrawal Amount, but do not exceed an annual Lifetime Annual Payments will be free of any applicable CDSC.

Your Withdrawal Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Withdrawal Base above this limit will not be included for any benefits under the rider.

Please refer to this rider's section entitled "What happens if you change ownership?" and "Can your Spouse continue your Lifetime Withdrawal Benefit?" for a discussion regarding how your Withdrawal Benefit may change following a Covered Life change. Please refer to the section entitled "How is the charge for the rider calculated?" for more information regarding the Lifetime Withdrawal Percentage decreases associated with declining rider charge increases.

-   DEFERRAL BONUS BASE

On each Contract Anniversary during the Deferral Bonus Period, we may apply a Deferral Bonus to your Withdrawal Base. You will not receive a Deferral Bonus if your Step Up is greater than or equal to your Deferral Bonus Base multiplied by the Deferral Bonus. The Deferral Bonus is 6%. The Deferral Bonus will be calculated as a percentage of the Deferral Bonus Base as of the Valuation Day prior to each Contract Anniversary during an effective Deferral Bonus Period. THE DEFERRAL BONUS PERIOD WILL CEASE UPON THE EARLIER OF THE TENTH CONTRACT ANNIVERSARY FOLLOWING THE RIDER EFFECTIVE DATE OR WHEN YOU TAKE ANY PARTIAL WITHDRAWAL. When you elect this rider, your Deferral Bonus Base is equal to your initial Premium Payment (without deduction of sales charges, if any). Thereafter, your Deferral Bonus Base will be reset on each Contract Anniversary to the greater of the Withdrawal Base when a Step Up occurs, or the Deferral Bonus Base on the Valuation Day prior to each Contract Anniversary during an effective Deferral Bonus Period.

During the Deferral Bonus Period, subsequent Premium Payments will increase your Deferral Bonus Base by the dollar amount of the Premium Payment during the Deferral Bonus Period.

Partial Withdrawals due to a divorce settlement will end the Deferral Bonus Period and the Deferral Bonus Base will be set to zero.

Please refer to Annual Lock Income Benefit Example 1 in Appendix A for an illustration of a Deferral Bonus being applied to increase a Withdrawal Base.

Your Deferral Bonus Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Deferral Bonus Base outside these limit will not be included for any benefits under the rider.

Please refer to the section entitled "What happens if you change ownership?" and "Can your Spouse continue your Lifetime Withdrawal Benefit?" for a discussion regarding how your Withdrawal Benefit can be changed following a Covered Life change.

IS THE RIDER DESIGNED TO PAY YOU WITHDRAWAL BENEFITS FOR YOUR LIFETIME?

YES. HOWEVER, WITHDRAWALS TAKEN PRIOR TO THE MINIMUM INCOME AGE (AGE 59 1/2) ARE NOT GUARANTEED TO BE AVAILABLE THROUGHOUT YOUR LIFETIME. SUCH WITHDRAWALS WILL REDUCE (AND MAY EVEN ELIMINATE) THE WITHDRAWAL BASE OTHERWISE AVAILABLE TO ESTABLISH LIFETIME BENEFITS.

Lifetime Annual Payments are calculated by multiplying your Withdrawal Base by the applicable Withdrawal Percentage. The Lifetime Withdrawal Percentage varies based on the age of the relevant Covered Life and whether or not you've taken your first Partial Withdrawal.

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Prior to your first Partial Withdrawal, your Lifetime Annual Payment is set on each Valuation Day and is equal to your applicable Lifetime Withdrawal Percentage multiplied by your then current Withdrawal Base. Thereafter, your Lifetime Annual Payment may reset on any of the following events:

a)  Contract Anniversary;

b)  The Lifetime Withdrawal Percentage changes;

c)  A subsequent Premium Payment;

d)  An Excess Withdrawal; or

e)  A change of Owner, because of Spousal Contract continuation.

The applicable Withdrawal Percentages are as follows:

                                                 WITHDRAWAL PERCENTAGE
                                        JOINT/SPOUSAL               SINGLE
                 AGE                        OPTION                  OPTION
--------------------------------------------------------------------------------
             59 1/2 - 64                      3.5%                    4.0%
               65 - 84                        4.5%                    5.0%
                 85+                          5.5%                    6.0%

- Except as provided below, the Lifetime Withdrawal Percentage will be based on the age of the relevant Covered Life at the time of the first Partial Withdrawal. If a Partial Withdrawal HAS NOT been taken, your new Lifetime Withdrawal Percentage will be effective on the next birthday that brought the relevant Covered Life into a new Lifetime Withdrawal Percentage age band; or

- If a Partial Withdrawal HAS been taken, the Lifetime Withdrawal Percentage will be locked at the time of the Partial Withdrawal. Once the relevant Covered Life enters the new age band, the Lifetime Withdrawal Percentage will unlock at the next Contract Anniversary only if there is a Step Up. In the event that there is a Deferral Bonus credited and not a Step Up, the Lifetime Withdrawal Percentage will remain locked.

IS THE RIDER DESIGNED TO PAY YOU DEATH BENEFITS?

No.

DOES THE RIDER REPLACE THE STANDARD DEATH BENEFIT?

No.

CAN YOU REVOKE THE RIDER?

No. Please also see "Other Information" at the end of this section for other ways the rider may terminate.

WHAT EFFECT DO PARTIAL WITHDRAWALS OR FULL SURRENDERS HAVE ON YOUR BENEFITS UNDER THE RIDER?

Please refer to "Does your benefit base change under the riders?" for the effect of Partial Withdrawals.

You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not your Withdrawal Base, Deferral Bonus Base and any future Lifetime Annual Payments.

If your Contract Value on any Contract Anniversary is ever reduced below the Minimum Amount Rule (equal to the greater of the Minimum Contract Value described in section 4.c or one Lifetime Annual Payment) as a result of investment performance and deduction of fees and or charges, or if on any Valuation Day a Partial Withdrawal is taken that reduces your Contract Value below this Minimum Amount Rule, we will no longer accept subsequent Premium Payments. You may then either make a full Surrender and terminate your Contract and your rider, or you may continue the Contract provided the following:

- You must Transfer your remaining Contract Value to an approved Sub-Account(s) and/or Programs within ten business days. Failure to do so will be deemed as your acquiescence to our exercising reserved contractual rights to reallocate these sums to the money market Sub-Account;

-   Lifetime Annual Payments will continue;

-   Step Ups and Deferral Bonuses, if applicable, will no longer apply;

- All other privileges under the rider will terminate and you will no longer be charged a rider fee, Premium Based Charge (if applicable) or Annual Maintenance Fee; and

If any amount greater than a Lifetime Annual Payment is requested, the Contract will be liquidated and the rider will terminate.

WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

An ownership change will terminate this rider. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed. If the ownership change is a result of Spousal Contract continuation and the Joint/Spousal option was elected, the

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rider will not terminate. The rider will terminate on Spousal Contract continuation if the Single Life Option was elected. Please see "Can you Spouse continue your Death Benefit?" below for additional information.

Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.

CAN YOUR SPOUSE CONTINUE YOUR LIFETIME WITHDRAWAL BENEFIT?

-   SINGLE LIFE OPTION:

If a Covered Life dies and the sole Beneficiary is the deceased Covered Life's Spouse at the time of death, such Spouse may continue the Contract. If the Contract and the rider are continued as described below, we will continue the rider with respect to all Lifetime Withdrawal Benefits at the charge that is currently being assessed for the sale of new Contracts at the time of continuation. The Covered Life will be re-determined on the date of Spousal Contract continuation.

If the new Covered Life is younger than age 81 at the time of the Spousal Contract continuation, and such rider (or a similar rider, as we determine) is still available for sale, the Withdrawal Base and Deferral Bonus Base will be set equal to the Contract Value, the Withdrawal Percentage and Lifetime Annual Payments will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. The Deferral Bonus Period will not be reset but will continue, if applicable, uninterrupted. If the new Covered Life is equal to or older than the maximum rider age at the time of the Spousal Contract continuation, the rider will terminate and the rider charge will no longer be assessed.

If we are no longer offering such rider at the time of Spousal Contract continuation, we will revoke the rider and the rider charge will no longer be assessed.

-   JOINT/SPOUSAL OPTION:

The rider is designed to facilitate the continuation of your rights by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Contract and the rider are continued as described below, the rider will continue with respect to all benefits at the then current rider charge. The benefits will be reset as follows:

- The Withdrawal Base will be equal to the greater of Contract Value or the Withdrawal Base on the Spousal Contract continuation date;

- The Anniversary Withdrawal Base will be equal to the greater of Contract Value or the Anniversary Withdrawal Base on the Spousal Contract continuation date;

- The Deferral Bonus Base will be equal to the greater of Contract Value or the Deferral Bonus Base on the Spousal Contract continuation date;

- The Deferral Bonus Period, if applicable, will not reset; the Deferral Bonus Period will continue uninterrupted;

-   The Lifetime Annual Payment will be recalculated; and

- The Lifetime Withdrawal Percentage will remain at the current percentage if Partial Withdrawals have commenced; otherwise the Lifetime Withdrawal Percentage will be based on the attained age of the remaining Covered Life on the Spousal Contract continuation date.

The remaining Covered Life cannot name a new Owner on the Contract. Any new Beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will terminate upon the death of the remaining Covered Life.

WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value, not your Withdrawal Base. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, at our discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under the rules applicable when the Contract Value is below our Minimum Amount Rule then in effect.

SINGLE LIFE OPTION:

At the Annuity Commencement Date, the Contract may be annuitized under our standard annuitization rules or as Lifetime Annual Payments With a Cash Refund - an annuity payable during the lifetime of the Annuitant. At the death of the Annuitant, any remaining value will be paid to the Beneficiary. The remaining value equals the Contract Value, less Premium Tax, minus the sum of all Annuity Payments made.

JOINT/SPOUSAL OPTION:

At the Annuity Commencement Date, the Contract may be annuitized under our standard Annuity Options or as Lifetime Annual Payments With a Cash Refund - an annuity payable during the lifetime of the Covered Lives. At the death of the second Covered Life,

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any remaining value will be paid to the Beneficiary. The remaining value equals the Contract Value on the Annuity Commencement Date, less Premium Tax, minus the sum of all Annuity Payments made.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?

Yes. You must invest your Contract Value (including future investments) within an approved asset allocation model(s), Sub-Account(s), and other investment program(s) approved and designated by us that correspond with the rider version chosen. This means you will be limited in your choice of Sub-Account investments. This also means you will not be able to allocate your Contract Value to all available Sub-Accounts. Current investment restrictions are listed in Appendix D.

We may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Sub-Accounts, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Sub-Account (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to "Other Program considerations" under the section entitled "What other ways can you invest?" in Section 4.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.

Except as provided below, failure to comply with any applicable investment requirement or restriction will result in termination of the rider. If the rider is terminated by us, for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Termination of the rider will not terminate any concurrent guaranteed minimum death benefit rider. In the event of a conflict between the investment requirements and restrictions of this rider and those imposed by any other guaranteed minimum death benefit rider, the investment requirements and restrictions of this rider shall prevail.

If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a five day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a Partial Withdrawal, or make a Covered Life change. Upon reinstatement, your Withdrawal Base will be reset at the lower of the Withdrawal Base prior to the termination or Contract Value as of the date of reinstatement. Your Lifetime Withdrawal Percentage will be reset to equal the Lifetime Withdrawal Percentage prior to termination unless during the reinstatement period the relevant Covered Life qualifies for a new age band.

UPON REINSTATEMENT OF YOUR RIDER, YOUR PREMIUM PAYMENTS WILL BE RESET TO EQUAL THE LOWER OF THE CONTRACT VALUE AS OF THE VALUATION DAY OF THE REINSTATEMENT OR THE PREMIUM PAYMENTS (ADJUSTED FOR PARTIAL WITHDRAWALS) PRIOR TO THE TERMINATION. IF APPLICABLE, YOUR WITHDRAWAL BASE AND DEFERRAL BONUS BASE WILL BE RESET AT THE LOWER OF THE CONTRACT VALUE OR WITHDRAWAL BASE OR DEFERRAL BONUS BASE, RESPECTIVELY PRIOR TO THE REVOCATION AS OF THE DATE OF THE REINSTATEMENT. WE WILL DEDUCT A PRO-RATED RIDER CHARGE ON YOUR QUARTERLY CONTRACT ANNIVERSARY FOLLOWING THE REINSTATEMENT FOR THE TIME PERIOD BETWEEN THE REINSTATEMENT DATE AND YOUR FIRST QUARTERLY CONTRACT ANNIVERSARY FOLLOWING THE REINSTATEMENT. VIOLATION OF THESE INVESTMENT RESTRICTIONS COULD RESULT IN A SERIOUS EROSION OF THE VALUE IN THIS RIDER.

We may require that you comply with then prevailing investment restrictions upon Spousal Contract continuation or permissible Covered Life changes. Investment in any asset allocation model and certain Funds could mitigate losses but also hamper potential gains. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. Investment restrictions may reduce the overall volatility in investment performance. Such reduced volatility may reduce the returns on investments and mitigate our guarantee obligations under the Contract.

It may be presumed that investment in any of the approved asset allocation model(s), Sub-Account(s), or other investment program(s) could mitigate losses but also hamper potential gains. The approved asset allocation model(s), Sub-Account(s), or other investment program(s) provide very different potential risk/reward characteristics. Other investment options that are available if investment restrictions did not apply may offer the potential for higher returns. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. These investment restrictions may limit your Contract Value and benefits. Before you elect an optional benefit that is subject to investment restrictions, you and your Financial Intermediary should carefully consider whether the investment options available under the investment restrictions meet your investment objectives and risk tolerance.


Investment restrictions may reduce the overall volatility in investment performance. Such reduced volatility may reduce returns on investments and mitigate our guarantee obligations under the Contract. Investment restrictions do not guarantee reduced volatility.


The Hartford Portfolio Diversifier HLS Fund has been designed to provide performance results that generally are negatively correlated to the performance of other Funds within the Personal Protection Portfolios (i.e., the Fund will tend to perform well when

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those other Funds are performing poorly, but relatively poorly when those other Funds are performing well). In fact, the Fund's investments are based on data about your and other contract holders' allocations to the other Funds within the Personal Protection Portfolios.

We will periodically rebalance your investments within asset allocation models as described in Appendix D. For instance, if you select Annual Lock Income Benefit and markets perform poorly, it is anticipated that the value of the Hartford Portfolio Diversifier HLS Fund will increase in relation to other Funds within the Personal Protection Portfolios and thus investments within that Fund will be proportionately reallocated among other Funds within the Personal Protection Portfolios chosen. Likewise, when markets perform well, it is anticipated that the value of the other Funds within the Personal Protection Portfolios will increase in relation to the Hartford Portfolio Diversifier HLS Fund and thus investments within those other Funds will be proportionately reduced and reallocated into the Hartford Portfolio Diversifier HLS Fund.

ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?


Yes. We require prior approval of subsequent Premium Payments after the first Contract Anniversary after the rider effective date. We do not currently enforce the right to approve subsequent Premium Payments, except where a subsequent Premium Payment would result in your total Premium Payments exceeding $1 million. In the future, we may expand the circumstances under which we require prior approval of subsequent Premium Payments. There are a variety of factors that could influence our decision to prohibit or restrict subsequent Premium Payments, for example, we could do so in the event of a market disturbance. Any action we take with respect to subsequent Premium Payment restriction or approval will be done on a non-discriminatory basis. We will not accept any subsequent Premium Payments after the Annuity Commencement Date. A limitation on subsequent Premium Payments means that you would not be able to increase your Lifetime Annual Payments by making additional deposits into the Contract.


OTHER INFORMATION

The riders may not be appropriate for all investors. Several factors, among others, should be considered:

- IF YOU ARE ELECTING THIS RIDER AFTER YOUR CONTRACT HAS BEEN ISSUED, THE STARTING VALUES FOR THE BENEFIT WILL BE THE CONTRACT VALUE ON THE RIDER EFFECTIVE DATE AND NOT YOUR INITIAL PREMIUM PAYMENT OR ANY OTHER PRIOR VALUES.

- Your participation in the Personal Protection Portfolio models end when the Annual Lock Income Benefit rider terminates. You must provide us with re-allocation instructions at that time. We will contact you and your Financial Intermediary in writing and/or via telephone to seek instructions to re-allocate your Contract Value outside of the Personal Protection Portfolio and Hartford Portfolio Diversifier HLS Fund. You may not independently invest in the Hartford Portfolio Diversifier HLS Fund.

- The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

- The Fixed Account is not available if you have elected Annual Lock Income Benefit.

- Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these benefits.

- Even though this rider is designed to provide living benefits, you should not assume that you will necessarily receive payments for life if you have violated any of the terms of either rider or if you commence taking withdrawals prior to your Minimum Income Age. Withdrawals taken prior to the Minimum Income Age are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Withdrawal Base otherwise available to establish lifetime benefits.

- The determination of the relevant Covered Life is established by us and is critical to the determination of many important benefits such as the Lifetime Withdrawal Percentage used to set Lifetime Annual Payments.

-   We may withdraw the rider for new Contract sales at any time.

- Any Excess Withdrawal will trigger a proportionate reduction to your benefit.

- Annuity Payout Options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Annual Payments.

- The fee for the rider may change at every Contract Anniversary. Please carefully review the maximum fee disclosed in Section 2. Fee Summary.

- WE DO NOT AUTOMATICALLY INCREASE PAYMENTS UNDER THE SYSTEMATIC WITHDRAWAL PROGRAM IF YOUR LIFETIME ANNUAL PAYMENT INCREASES. IF YOU ARE ENROLLED IN OUR SYSTEMATIC WITHDRAWAL PROGRAM TO MAKE LIFETIME ANNUAL PAYMENTS AND YOUR ELIGIBLE LIFETIME ANNUAL PAYMENTS INCREASES, YOU NEED TO REQUEST AN INCREASE IN YOUR SYSTEMATIC WITHDRAWAL PROGRAM. WE WILL NOT INDIVIDUALLY NOTIFY YOU OF THIS PRIVILEGE.

- We will share data regarding your Contract with our affiliates or designees to help us manage our guarantee obligations under this rider.

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- The purchase of these riders may not be appropriate for custodial owned Contracts, Beneficiary or inherited IRAs or Contracts owned by certain types of non-natural entities, including Charitable Trusts. Because these types of owners and many non-natural entities may be required to make certain periodic distributions and those amounts may be different than the withdrawal limits permitted under the rider, you should discuss this with your tax advisor or investment professional to determine the appropriateness of this benefit. We are not responsible for violations to riders due to your obligation to comply with RMD obligations.

- Annual Lock Income Benefit is referred to as Guaranteed Lifetime Withdrawal Benefit in your Contract.

- Partial Withdrawals made pursuant to a Systematic Withdrawal Program may violate this rider if made during the reinstatement period following a violation of investment restrictions under this rider.

- You should consult with your investment professional for assistance in determining whether these investment restrictions are suited for your financial needs and risk tolerance.

- ANY PAYMENT OBLIGATION WE MAKE UNDER THE CONTRACT, INCLUDING OPTIONAL WITHDRAWAL BENEFIT PAYMENTS, IS SUBJECT TO OUR FINANCIAL STRENGTH AND CLAIMS-PAYING ABILITY AND OUR LONG-TERM ABILITY TO MAKE SUCH PAYMENTS.

B. DAILY LOCK INCOME BENEFIT

OBJECTIVE

The objective of the rider is to provide longevity protection in the form of Lifetime Annual Payment that may periodically increase based on the daily performance of your Contract or Deferral Bonuses.

Please consider the following prior to electing the rider:

- The rider has investment restrictions. Violation of the investment restrictions may result in termination of the rider.

-   Excess Withdrawals will reduce the rider's benefit, as described below.

HOW DOES THE RIDER HELP ACHIEVE THIS GOAL?

The rider provides an opportunity to receive withdrawals in the form of Lifetime Annual Payments until the death of either the first Covered Life (Single Life Option) or the Covered Life that is second to die (Joint/Spousal Option).

WHEN CAN YOU BUY THE RIDER?

You may elect this rider at any time, provided you have not previously elected any optional Withdrawal Benefit. Non-natural Owners cannot elect this rider after the Contract issue date.

IF YOU ELECT THIS RIDER OTHER THAN AT CONTRACT ISSUANCE, RIDER BENEFITS WILL BE CALCULATED FROM THE RIDER EFFECTIVE DATE NOT THE CONTRACT ISSUE DATE. THE STARTING VALUES FOR DETERMINING YOUR WITHDRAWAL BASE, ANNIVERSARY WITHDRAWAL BASE AND DEFERRAL BONUS BASE WILL BE YOUR CONTRACT VALUE AS OF THE RIDER EFFECTIVE DATE, NOT YOUR INITIAL PREMIUM PAYMENT OR ANY OTHER PRIOR VALUES.

This rider may not be available in all states or through all Financial Intermediaries and may be subject to additional restrictions set by your Financial Intermediary or by us. We reserve the right to withdraw this rider at any time without notice. The maximum age on any Owner or Annuitant when electing this rider is 80.

If you elect this rider after the Contract issue date, and have not previously elected an optional Death Benefit, you will have a one-time opportunity to add an optional Death Benefit.

DOES BUYING THE RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

Yes, buying the rider precludes you from electing the Annual Lock Income Benefit rider.

HOW IS THE CHARGE FOR THE RIDER CALCULATED?

The rider has a current charge and maximum rider charge and both are based on your Withdrawal Base. We will deduct the rider charge on each Quarterly Contract Anniversary on a pro-rated basis from each Sub-Account.

We may increase or decrease the rider charge on a prospective basis on each Contract Anniversary up to the maximum described in the Fee Table. THE RIDER CHARGE MAY INCREASE IRRESPECTIVE OF WHETHER YOU RECEIVE EITHER A STEP UP OR A DEFERRAL BONUS. We will not increase the rider charge by more than 0.50% during any Contract Year. We will provide advance notice of changes to your rider charge. You may decline a rider charge increase in which event your Withdrawal Percentage will be reduced by 1%. For example, if your Withdrawal Percentage would be 5%, but you declined a rider fee increase at some point, your Withdrawal Percentage will be 4%. This declination is irrevocable and no future Daily Lock Income Benefit rider fee changes will apply to you. The Rider Charge may also increase if you elect this rider following Spousal Contract continuation, but only if the Single Life option was elected and the rider terminated upon the death of your Spouse.

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If the rider is terminated, or if there is a full Surrender from your Contract, then we will deduct a pro-rated share of the rider charge from your Contract Value based on your Withdrawal Base immediately prior to such termination or full Surrender.

DOES YOUR BENEFIT BASE CHANGE UNDER THE RIDER?

Yes. The benefit bases used to set Lifetime Annual Payments (Withdrawal Base) and the Deferral Bonus (Deferral Bonus Base) will fluctuate.

-  WITHDRAWAL BASE AND ANNIVERSARY WITHDRAWAL BASE

Your initial Withdrawal Base and Anniversary Withdrawal Base are equal to your initial Premium Payment (without deduction of sales charges, if any). Your Withdrawal Base and Anniversary Withdrawal Base will fluctuate based on Step Ups; Deferral Bonuses, or subsequent Premium Payments or Partial Withdrawals

If you are electing this rider after your Contract has been issued, the Withdrawal Base and Anniversary Withdrawal Base will be based on the Contract Value on the date the rider is effective. This may be less than your initial Premium Payment or Contract Value on any day prior to your rider effective date.

On each Valuation Day other than your Contract Anniversary, the Withdrawal Base will be reset to equal the greater of Contract Value (prior to the deduction of the rider charge, but after the deduction of any other charge) as of that day or the Withdrawal Base as of the prior Valuation Day (this event is referred to as your Step Up). On your Contract Anniversary, the Withdrawal Base will be reset to equal the greatest of A, B, or C where:

A     =   Withdrawal Base as of the prior Valuation Day.
B     =   Contract Value (prior to the deduction of the rider charge, but after the deduction of any other charge).
C     =   Anniversary Withdrawal Base as of the prior Valuation Day plus any applicable Deferral Bonus during the Deferral Bonus Period.

Your Anniversary Withdrawal Base may be reset each Contract Anniversary to equal the greater of the Withdrawal Base or the Anniversary Withdrawal Base as of the prior Valuation Day. The Anniversary Withdrawal Base includes any applicable Deferral Bonus (the amount added to your Withdrawal Base during the Deferral Bonus Period if a Step Up does not occur). We reserve the right to impose a daily Withdrawal Base Cap. We do not currently enforce a daily Withdrawal Base Cap. Your Withdrawal Base and Anniversary Withdrawal Base will not be adjusted to reflect any Step Ups on or after any Owner's or the Covered Life's 90th birthday.

Please refer to Daily Lock Income Benefit Examples 1-3 in Appendix A for an illustration of ways that your Withdrawal Base may increase based on a Step Up or Deferral Bonus.

Subsequent Premium Payments increase your Withdrawal Base, Anniversary Withdrawal Base and Contract Value by the dollar amount of that Premium Payment.

Partial Withdrawals reduce your Withdrawal Base in different ways depending on whether they are Excess Withdrawals or not.

- PARTIAL WITHDRAWALS THAT ARE NOT EXCESS WITHDRAWALS will not reduce the Withdrawal Base.

- EXCESS WITHDRAWALS will reduce the Withdrawal Base on a proportionate basis. If your Contract Value is less than your Withdrawal Base, reductions on a proportionate basis will be greater than if done on a dollar-for-dollar basis.

Partial Withdrawals taken during any Contract Year that cumulatively exceed the Free Withdrawal Amount, but do not exceed Lifetime Annual Payments will be free of any applicable CDSC. Please refer to Daily Lock Income Benefit Example 4 in Appendix A.

Your Withdrawal Base can never be less than $0 or more than $5 million. Any transactions that would otherwise increase the Withdrawal Base outside these limit will not be included for any benefits under the rider.

Please refer to this rider's section entitled "What happens if you change ownership?" and "Can your Spouse continue your Lifetime Withdrawal Benefit?" for a discussion regarding how your Withdrawal Base can be recalculated following a Covered Life change. Please refer to the section entitled "How is the charge for the rider calculated?" for more information regarding the decrease of your Lifetime Withdrawal Percentage associated with declining rider charge increases.

DEFERRAL BONUS BASE

If you elect this rider when the Contract is issued, your Deferral Bonus Base is equal to your initial Premium Payment and any subsequent Premium Payments made during your first Contract Year (without deduction of sales charges, if any). Thereafter, your Deferral Bonus Base will be reset on each Contract Anniversary to the greater of the Withdrawal Base when a Step Up occurs, or the Deferral Bonus Base on the Valuation Day prior to each Contract Anniversary during an effective Deferral Bonus Period.

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On each Contract Anniversary during the Deferral Bonus Period, we may apply a Deferral Bonus to your Withdrawal Base. You will not receive a Deferral Bonus if your Step Up (as of the date of your Contract Anniversary) is greater than or equal to your Deferral Bonus Base multiplied by the Deferral Bonus. The Deferral Bonus for Daily Lock Income Benefit is 6%. The Deferral Bonus will be calculated as a percentage of the Deferral Bonus Base as of the Valuation Day prior to each Contract Anniversary during an effective Deferral Bonus Period.

If you are electing this rider after your Contract has been issued the Deferral Bonus Base is equal to your Contract Value on the date the rider is effective. Contract Value and Premium Payments prior to the election of the rider (as well as those values that would have been used to set the Deferral Bonus Base had this rider been elected upon Contract issuance), will be disregarded.

THE DEFERRAL BONUS PERIOD WILL CEASE UPON THE EARLIER OF THE TENTH CONTRACT ANNIVERSARY FOLLOWING THE RIDER EFFECTIVE DATE ORWHEN YOU TAKE ANY PARTIAL WITHDRAWAL.

During the Deferral Bonus Period, subsequent Premium Payments will increase your Deferral Bonus Base by the dollar amount of the Premium Payment.

Please refer to Daily Lock Income Benefit Example 2 in Appendix A for an illustration of a Deferral Bonus being applied to increase a Withdrawal Base.

Your Deferral Bonus Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Deferral Bonus Base above these limits will not be included for any benefits under the rider.

Please refer to the section entitled "What happens if you change ownership?" and "Can your Spouse continue your Lifetime Withdrawal Benefit?" for a discussion regarding how your Deferral Bonus Base can be recalculated following a Covered Life change.

IS THE RIDER DESIGNED TO PAY YOU WITHDRAWAL BENEFITS FOR YOUR LIFETIME?

YES. HOWEVER, WITHDRAWALS TAKEN PRIOR TO THE MINIMUM INCOME AGE (AGE 59 1/2) ARE NOT GUARANTEED TO BE AVAILABLE THROUGHOUT YOUR LIFETIME. SUCH WITHDRAWALS WILL REDUCE (AND MAY EVEN ELIMINATE) THE WITHDRAWAL BASE OTHERWISE AVAILABLE TO ESTABLISH LIFETIME BENEFITS.

Lifetime Annual Payments are calculated by multiplying your Withdrawal Base by the applicable Withdrawal Percentage. The Lifetime Withdrawal Percentage varies based on the age of the relevant Covered Life and whether or not you've taken your first Partial Withdrawal.

Prior to your first Partial Withdrawal, your Lifetime Annual Payment is set on each Valuation Day and is equal to your applicable Lifetime Withdrawal Percentage multiplied by your then current Withdrawal Base. Thereafter, your Lifetime Annual Payment may reset on any of the following events:

a)  Contract Anniversary;

b)  The Lifetime Withdrawal Percentage changes;

c)  A subsequent Premium Payment;

d)  An Excess Withdrawal; or

e)  A change of Owner, because of Spousal Contract continuation.

The applicable Withdrawal Percentages are as follows:

                                                 WITHDRAWAL PERCENTAGE
                                        JOINT/SPOUSAL               SINGLE
                 AGE                        OPTION                  OPTION
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             59 1/2 - 64                      3.5%                    4.0%
               65 - 84                        4.5%                    5.0%
                 85+                          5.5%                    6.0%

- Except as provided below, the Lifetime Withdrawal Percentage will be based on the age of the relevant Covered Life at the time of the first Partial Withdrawal. If a Partial Withdrawal HAS NOT been taken, your new Lifetime Withdrawal Percentage will be effective on the next birthday that brought the relevant Covered Life into a new Lifetime Withdrawal Percentage age band; or

- If a Partial Withdrawal HAS been taken, the Lifetime Withdrawal Percentage will be locked at the time of the Partial Withdrawal. Once the relevant Covered Life enters the new age band, the Lifetime Withdrawal Percentage will unlock at the next Contract Anniversary only if there has been a Step Up. In the event that there is a Deferral Bonus credited and not a Step Up, the Lifetime Withdrawal Percentage will remain locked.

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IS THE RIDER DESIGNED TO PAY YOU DEATH BENEFITS?

No.

DOES THE RIDER REPLACE THE STANDARD DEATH BENEFIT?

No.

CAN YOU REVOKE THE RIDER?

No. Please also see "Other Information" at the end of this section for other ways the rider may terminate.

WHAT EFFECT DO PARTIAL WITHDRAWALS OR FULL SURRENDERS HAVE ON YOUR BENEFITS UNDER THE RIDER?

Please refer to "Does your benefit base change under the rider?" for the effect of Partial Withdrawals. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges (and Premium Tax) deducted and not your Withdrawal Base, Deferral Bonus Base and any future Lifetime Annual Payments.

If your Contract Value on any Contract Anniversary is ever reduced below the Minimum Amount Rule (equal to the greater of the Minimum Contract Value described in section 4.c or one Lifetime Annual Payment) as a result of investment performance or deduction of fees and/or charges, or if on any Valuation Day a Partial Withdrawal is taken that reduces your Contract Value below this Minimum Amount Rule, we will no longer accept subsequent Premium Payments. You may then either make a full Surrender and terminate your Contract and your rider, or you may continue the Contract provided the following:

- You must Transfer your remaining Contract Value to an approved Sub-Account(s) and/or Programs within ten business days. Failure to do so will be deemed as your acquiescence to our exercising reserved contractual rights to reallocate these sums to the money market Sub-Account;

-   Lifetime Annual Payments will continue;

-   Step Ups and Deferral Bonuses, if applicable, will no longer apply;

- All other privileges under the rider will terminate and you will no longer be charged a rider fee, Premium Based Charge or Annual Maintenance Fee; and

If any amount greater than a Lifetime Annual Payment is requested, the Contract will be liquidated and the rider will terminate.

WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

An ownership change will terminate this rider. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed. If the ownership change is a result of Spousal Contract continuation and the Joint/Spousal option was elected, the rider will not terminate. The rider will terminate on Spousal Contract continuation if the Single Life Option was elected. Please see "Can you Spouse continue your Death Benefit?" below for additional information.

Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.

CAN YOUR SPOUSE CONTINUE YOUR LIFETIME WITHDRAWAL BENEFIT?

-   SINGLE LIFE OPTION:

Generally, yes. This rider terminates upon the death of the Owner. The Spouse continues the Contract under the "Spouse Beneficiary" provision of the Contract, whereby the Contract Owner's Spouse will become the Contract Owner if the Spouse was named as Beneficiary. The Spouse may either choose to continue the Contract or may elect to be paid a Death Benefit option, if eligible. If the Spouse chooses to continue the Contract, we will increase the Contract Value to the Death Benefit value as of the Valuation Day We receive due proof of death according to the future contribution allocation then in effect. The surviving Spouse becomes the new Owner on the effective Valuation Day of the Spousal Contract continuation. This right may be exercised only once during the term of the Contract. The surviving Spouse may re-elect this rider, subject to the election rules that are then in place.

-   JOINT/SPOUSAL OPTION:

The rider is designed to facilitate the continuation of your rights by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Contract and the rider are continued as described below, the rider will continue with respect to all benefits at the then current rider charge. The benefits will be reset as follows:

- The Withdrawal Base will be equal to the greater of Contract Value or the Withdrawal Base on the Spousal Contract continuation date;

- The Anniversary Withdrawal Base will be equal to the greater of Contract Value or the Anniversary Withdrawal Base on the Spousal Contract continuation date;

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- The Deferral Bonus Base will be equal to the greater of Contract Value or the Deferral Bonus Base on the Spousal Contract continuation date;

- The Deferral Bonus Period, if applicable, will not reset; the Deferral Bonus Period will continue uninterrupted;

-   The Lifetime Annual Payment will be recalculated; and

- The Lifetime Withdrawal Percentage will remain at the current percentage if Partial Withdrawals have commenced; otherwise the Lifetime Withdrawal Percentage will be based on the attained age of the remaining Covered Life on the Spousal Contract continuation date.

The remaining Covered Life cannot name a new Owner on the Contract. Any new Beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will terminate upon the death of the remaining Covered Life.

WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value, not your Withdrawal Base. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, at our discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under the rules applicable when the Contract Value is below our Minimum Amount Rule then in effect.

SINGLE LIFE OPTION:

At the Annuity Commencement Date, the Contract may be annuitized under our standard Annuity Options or as Lifetime Annual Payments With a Cash Refund - an annuity payable during the lifetime of the Covered Life. At the death of the Covered Life, any remaining value will be paid to the Beneficiary. The remaining value equals the Contract Value on the Annuity Commencement, less Premium Tax, minus the sum of all Annuity Payments made.

JOINT/SPOUSAL OPTION:

At the Annuity Commencement Date, the Contract may be annuitized under our standard Annuity Options or as Lifetime Annual Payments With a Cash Refund - an annuity payable during the lifetime of the Covered Lives. At the death of the second Covered Life, any remaining value will be paid to the Beneficiary. The remaining value equals the Contract Value on the Annuity Commencement Date, less Premium Tax, minus the sum of all Annuity Payments made.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?

Yes. You must invest your Contract Value (including future investments) within an approved asset allocation model(s), Sub-Account(s), and other investment program(s) approved and designated by us that correspond with the rider version chosen. This means you will be limited in your choice of Sub-Account investments. This also means you will not be able to allocate your Contract Value to all available Sub-Accounts. Current investment restrictions are listed in Appendix D.

We may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Sub-Accounts, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Sub-Account (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to "Other Program considerations" under the section entitled "What other ways can you invest?" in Section 4.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.

Except as provided below, failure to comply with any applicable investment requirement or restriction will result in termination of the rider. If the rider is terminated by us, for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Termination of the rider will not terminate any concurrent guaranteed minimum death benefit rider. In the event of a conflict between the investment requirements and restrictions of this rider and those imposed by any guaranteed minimum death benefit rider, the investment requirements and restrictions of this rider shall prevail.

If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a five day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a Partial Withdrawal, or make a Covered Life change. Upon reinstatement, your Withdrawal Base will be reset at the lower of the Withdrawal Base prior to the termination or Contract Value as of the date of reinstatement. Your Lifetime Withdrawal Percentage will be reset to equal the Lifetime Withdrawal Percentage prior to termination unless during the reinstatement period the relevant Covered Life qualifies for a new age band.

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UPON REINSTATEMENT OF YOUR RIDER, YOUR PREMIUM PAYMENTS WILL BE RESET TO EQUAL THE LOWER OF THE CONTRACT VALUE AS OF THE VALUATION DAY OF THE REINSTATEMENT OR THE PREMIUM PAYMENTS PRIOR TO THE TERMINATION. IF APPLICABLE, YOUR BENEFIT BASES WILL BE RESET AT THE LOWER OF THE CONTRACT VALUE OR THE VALUES PRIOR TO THE REVOCATION AS OF THE DATE OF THE REINSTATEMENT. WE WILL DEDUCT A PRO-RATED RIDER CHARGE ON YOUR QUARTERLY CONTRACT ANNIVERSARY FOLLOWING THE REINSTATEMENT FOR THE TIME PERIOD BETWEEN THE REINSTATEMENT DATE AND YOUR FIRST QUARTERLY CONTRACT ANNIVERSARY FOLLOWING THE REINSTATEMENT. VIOLATION OF THESE INVESTMENT RESTRICTIONS COULD RESULT IN A SERIOUS EROSION OF THE VALUE IN THIS RIDER.

We may require that you comply with then prevailing investment restrictions upon Spousal Contract continuation or permissible Covered Life changes. Investment in any asset allocation model and certain Funds could mitigate losses but also hamper potential gains. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. Investment restrictions may reduce the overall volatility in investment performance. Such reduced volatility may reduce the returns on investments and mitigate our guarantee obligations under the Contract.

It may be presumed that investment in any of the approved asset allocation model(s), Sub-Account(s), or other investment program(s) could mitigate losses but also hamper potential gains. The approved asset allocation model(s), Sub-Account(s), or other investment program(s) provide very different potential risk/reward characteristics. Other investment options that are available if investment restrictions did not apply may offer the potential for higher returns. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. These investment restrictions may limit your Contract Value and benefits. Before you elect an optional benefit that is subject to investment restrictions, you and your Financial Intermediary should carefully consider whether the investment options available under the investment restrictions meet your investment objectives and risk tolerance.


Investment restrictions may reduce the overall volatility in investment performance. Such reduced volatility may reduce returns on investments and mitigate our guarantee obligations under the Contract. Investment restrictions do not guarantee reduced volatility.


The Hartford Portfolio Diversifier HLS Fund has been designed to provide performance results that generally are negatively correlated to the performance of other Funds within the Personal Protection Portfolios (i.e., the Fund will tend to perform well when those other Funds are performing poorly, but relatively poorly when those other Funds are performing well). In fact, the Fund's investments are based on data about your and other contract holders' allocations to the other Funds within the Personal Protection Portfolios.

We will periodically rebalance your investments within asset allocation models as described in Appendix D. For instance, if you select Daily Lock Income Benefit and markets perform poorly, it is anticipated that the value of the Hartford Portfolio Diversifier HLS Fund will increase in relation to other Funds within the Personal Protection Portfolios and thus investments within that Fund will be proportionately reallocated among other Funds within the Personal Protection Portfolios chosen. Likewise, when markets perform well, it is anticipated that the value of the other Funds within the Personal Protection Portfolios will increase in relation to the Hartford Portfolio Diversifier HLS Fund and thus investments within those other Funds will be proportionately reduced and reallocated into the Hartford Portfolio Diversifier HLS Fund.

ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?


Yes. We require prior approval of subsequent Premium Payments after the first Contract Anniversary after the rider effective date. We do not currently enforce the right to approve subsequent Premium Payments, except where a subsequent Premium Payment would result in your total Premium Payments exceeding $1 million. In the future, we may expand the circumstances under which we require prior approval of subsequent Premium Payments. There are a variety of factors that could influence our decision to prohibit or restrict subsequent Premium Payments, for example, we could do so in the event of a market disturbance. Any action we take with respect to subsequent Premium Payment restriction or approval will be done on a non-discriminatory basis. We will not accept Premium Payments after the Annuity Commencement Date. A limitation on subsequent Premium Payments means that you would not be able to increase your Lifetime Annual Payments by making additional deposits into the Contract.


OTHER INFORMATION

The rider may not be appropriate for all investors. Several factors, among others, should be considered:

- IF YOU ARE ELECTING THIS RIDER AFTER YOUR CONTRACT HAS BEEN ISSUED, THE STARTING VALUES FOR ALL BENEFITS WILL BE THE CONTRACT VALUE ON THE RIDER EFFECTIVE DATE AND NOT YOUR INITIAL PREMIUM PAYMENT OR ANY OTHER PRIOR VALUES.

- Your participation in the Personal Protection Portfolio models end when the Daily Lock Income Benefit rider terminates. You must provide us with re-allocation instructions at that time. We will contact you and your Financial Intermediary in writing and/or via telephone to seek instructions to re-allocate your Contract Value outside of the Personal Protection Portfolio and Hartford Portfolio Diversifier HLS Fund. You may not independently invest in the Hartford Portfolio Diversifier HLS Fund.

- The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

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- The Fixed Account is not available if you have elected Daily Lock Income Benefit.

- Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate this benefit.

- Even though the rider is designed to provide living benefits, you should not assume that you will necessarily receive payments for life if you have violated any of the terms of the rider or if you commence taking Partial Withdrawals prior to your Minimum Income Age. Partial Withdrawals taken prior to the Minimum Income Age are not guaranteed to be available throughout your lifetime. Such Partial Withdrawals will reduce (and may even eliminate) the Withdrawal Base otherwise available to establish lifetime benefits.

- This rider may not be appropriate for you if you are interested in maximizing the Contract's potential for long-term accumulation rather than taking current withdrawals and ensuring a stream of income.

-   We may withdraw the rider for new Contract sales at any time.

- Any Excess Withdrawal will trigger a proportionate reduction in your benefit.

- Transfers made pursuant to a Systematic Withdrawal Program may violate this rider if made during the reinstatement period following a violation of investment restrictions under this rider.

- When the Single Life Option is chosen, Spouses may find continuation of the rider to be unavailable or unattractive after the death of the Owner. Continuation of the benefits available in the optional rider is dependent upon its availability at the time of death of the first Covered Life.

- Annuity Payout Options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Annual Payments.

- The fee for the rider may change at every Contract Anniversary. Please carefully review the maximum fee disclosed in Section 2. Fee Summary.

- WE DO NOT AUTOMATICALLY INCREASE PAYMENTS UNDER THE SYSTEMATIC WITHDRAWAL PROGRAM IF YOUR LIFETIME ANNUAL PAYMENT INCREASES. IF YOU ARE ENROLLED IN OUR SYSTEMATIC WITHDRAWAL PROGRAM TO MAKE LIFETIME ANNUAL PAYMENTS AND YOUR ELIGIBLE LIFETIME ANNUAL PAYMENT INCREASES, YOU NEED TO REQUEST AN INCREASE IN YOUR SYSTEMATIC WITHDRAWAL PROGRAM. WE WILL NOT INDIVIDUALLY NOTIFY YOU OF THIS PRIVILEGE.

- We will share data regarding your Contract with our affiliates or designees to help us manage our guarantee obligations under this rider.

- The purchase of the rider may not be appropriate for custodial owned Contracts, Beneficiary or inherited IRAs or Contracts owned by certain types of non-natural entities, including Charitable Trusts. Because these types of owners and many non-natural entities may be required to make certain periodic distributions and those amounts may be different than the withdrawal limits permitted under the rider, you should discuss this with your tax advisor or investment professional to determine the appropriateness of this benefit. We are not responsible for violations to riders due to your obligation to comply with RMD obligations.

- Daily Lock Income Benefit is referred to as Enhanced Guaranteed Lifetime Withdrawal Benefit Rider in your Contract.

- You should consult with your investment professional for assistance in determining whether these investment restrictions are suited for your financial needs and risk tolerance.

- ANY PAYMENT OBLIGATION WE MAKE UNDER THE CONTRACT, INCLUDING OPTIONAL WITHDRAWAL BENEFIT PAYMENTS, IS SUBJECT TO OUR FINANCIAL STRENGTH AND CLAIMS-PAYING ABILITY AND OUR LONG-TERM ABILITY TO MAKE SUCH PAYMENTS.

7. ADDITIONAL INFORMATION

A. GLOSSARY

Except as provided elsewhere in this prospectus, the following capitalized terms shall have the meaning ascribed below:

ACCOUNT: Any of the Sub-Accounts or the Fixed Accounts.

ACCUMULATION UNITS: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert Premium Payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate Contract Value prior to Annuitization.

ACCUMULATION UNIT VALUE: The daily price of Accumulation Units on any Valuation Day.

ANNIVERSARY WITHDRAWAL BASE: For Daily Lock Income Benefit, the value on any Contract Anniversary during the Deferral Bonus Period used to determine if a reset to the Withdrawal Base will occur.

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ANNUAL MAINTENANCE FEE: An annual charge deducted on a Contract Anniversary or upon full Surrender.

ANNUITANT: The person on whose life Annuity Payouts are based.

ANNUITY CALCULATION DATE: The date we calculate the first Annuity Payout.

ANNUITY COMMENCEMENT DATE: The first day of the first period for which a distribution is received as an Annuity Payout under the Contract.

ANNUITY PAYOUT: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.

ANNUITY PAYOUT OPTION: Any of the options available for payout after the Annuity Commencement Date, the death of the Owner or Annuitant.


ANNUITY SERVICE CENTER: Correspondence, service or transaction requests, and inquiries to P.O. Box 758507 Topeka, Kansas, 66675-8507 or via fax 785-286-6104. PLEASE NOTE: Premium payments must be sent to P.O. Box 758502, Topeka, Kansas, 66675-8502. The overnight mailing address is Mail zone 507, 5801 SW 6th Avenue, Topeka, Kansas 66636, this should only be used for mail delivered via a courier.


BASE RETURN OF PREMIUM: Premium Payments adjusted for Partial Withdrawals. In the case of an optional rider elected after the Contract is issued, Base Return of Premium equals Contract Value on the rider effective date, plus subsequent Premium Payments, adjusted for Partial Withdrawals.

BENEFICIARY: The person(s) entitled to receive benefits pursuant to the terms of the Contract upon the death of any Owner.

CODE: The Internal Revenue Code of 1986, as amended.

COMMUTED VALUE: The present value of any Annuity Payout due and payable during guaranteed Annuity Payouts. This amount is calculated using the applicable discount rate determined by us for applicable fixed dollar amount Annuity Payouts.

CONTINGENT DEFERRED SALES CHARGE (CDSC): The deferred sales charge, if applicable, that may apply when you make a full Surrender or Partial Withdrawal.

CONTRACT: The individual Annuity Contract and any endorsements or riders.

CONTRACT ANNIVERSARY: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.

CONTRACT OWNER, OWNER OR YOU: The owner or holder of the Contract described in this prospectus including any joint Owner(s). We do not capitalize "you" in the prospectus.

CONTRACT VALUE: The total value of the Sub-Account and the Fixed Accounts on any Valuation Day.

CONTRACT YEAR: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.

COVERED LIFE: The governing life or lives used for determining the lifetime withdrawal feature under Annual Lock Income Benefit and Daily Lock Income Benefit guaranteed lifetime withdrawal benefit riders.

DEATH BENEFIT: Except as otherwise provided, the amount payable if the Owner or joint Owner dies before the Annuity Commencement Date. Where applicable, your Death Benefit includes the standard or an optional Death Benefit.

DEFERRAL BONUS: The amount added to your Withdrawal Base on each Contract Anniversary while the Deferral Bonus Period is in effect, provided that a Step Up does not occur on such Contract Anniversary.

DEFERRAL BONUS PERIOD: The Deferral Bonus Period commences on the date that either Annual Lock Income Benefit or Daily Lock Income Benefit has been added to your Contract and Deferral Bonus Period ends when the first of the following events occur: (a) tenth Contract Anniversary from the date that either Annual Lock Income Benefit or Daily Lock Income Benefit has been added to your Contract, or (b) the Valuation Day that you take your first Partial Withdrawal (including your first Lifetime Annual Payment) Once the Deferral Bonus Period ends, it cannot be re-started.

DOLLAR COST AVERAGING: A program that allows you to systematically make transfers into Funds.

ELIGIBLE INVESTMENT: The amount we use to assign applicable CDSC and Premium Based Charge amounts. Eligible Investments are the higher of (a) Premium Payments less any withdrawals; or (b) your last Valuation Day's Contract Value.

ENHANCED RETURN OF PREMIUM: One of two components used to determine the Legacy Lock that provides a Death Benefit amount that will not be reduced by Lifetime Annual Payments.

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EXCESS WITHDRAWALS: The portion of any Partial Withdrawal which, on a cumulative basis with all other Partial Withdrawals in a Contract Year, exceeds the Lifetime Annual Payment. Any Partial Withdrawal taken prior to the Minimum Income Age is considered an Excess Withdrawal. Any Partial Withdrawal taken from a Contract that does not have a Lifetime Annual Payment associated with it is considered an Excess Withdrawal. If Daily Lock Income Benefit or Annual Lock Income Benefit has been elected, any Partial Withdrawal taken to satisfy the Required Minimum Distribution (RMD) requirements related to this Contract imposed by federal law will not be considered an Excess Withdrawal.

FINANCIAL INTERMEDIARY: The investment professional through whom you purchase your Contract.

FIXED ACCOUNT: Part of our General Account, where you may allocate all or a portion of your Contract Value. In your Contract, the Fixed Account may be called the Fixed Account. Not all classes of Contracts we offer contain a Fixed Account. The Fixed Account includes the DCA Plus Fixed Account.

FREE WITHDRAWAL AMOUNT (FWA): The amount you may Surrender each Contract Year without incurring a CDSC.

FUND: A registered investment company or a series thereof in which assets of a Sub-Account may be invested. We sometimes call the Funds you select Sub-Accounts.

GENERAL ACCOUNT: The General Account includes our Company assets, including any money you may have invested in the Fixed Account, if available.

GUARANTEED PAYOUT DURATION: The time period (sometimes referred to as a period certain) specified in Annuity Payout Options Three, Five and Six.

IN GOOD ORDER: Certain transactions require your authorization and completion of requisite forms. Such transactions will not be considered in good order unless received by us in our Annuity Service Center or via telephone, facsimile or through an internet transaction. Generally, our request for documentation will be considered in good order when we receive all of the requisite information, on the form required by us.

JOINT ANNUITANT: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.

LIFETIME ANNUAL PAYMENT: The maximum guaranteed amount that can be withdrawn each year under Annual Lock Income Benefit and Daily Lock Income Benefit.

MAXIMUM ANNIVERSARY VALUE: The highest Contract Value as of each Contract Anniversary prior to the date of death of the oldest Owner's 81st birthday, whichever first occurs, adjusted for any Premium Payments and Partial Withdrawals occurring after such Contract Anniversary.

MAXIMUM DAILY VALUE: The highest attained Contract Value prior to the first to occur of the date of death or the oldest Owner's 81st birthday, and adjusted for any Premium Payments and any Partial Withdrawals.

MINIMUM AMOUNT RULE: The greater of Minimum Contract Value or one Lifetime Annual Payment, if applicable.

MINIMUM CONTRACT VALUE: The minimum value your Contract can reach before we have the right to liquidate it. The Minimum Contract Value for your Contract is set forth in your Contract.

MINIMUM INCOME AGE: The Valuation Day when the Covered Life has an attained age of 59 1/2

NET INVESTMENT FACTOR: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.

1933 ACT: The Securities Act of 1933, as amended.

1934 ACT: The Securities Exchange Act of 1934, as amended.

1940 ACT: The Investment Company Act of 1940, as amended.

NON-VALUATION DAY: Any day the New York Stock Exchange is not open for trading.

PAYEE: The person or party you designate to receive Annuity Payouts.

PARTIAL WITHDRAWAL: Any withdrawal of a portion of Your Contract Value. May be subject to charges, if applicable.

PREMIUM OR PREMIUM PAYMENT: Money sent to us to be invested in your Sub-Accounts and your Fixed Account.

QUARTERLY CONTRACT ANNIVERSARY: Each successive three-month anniversary of the Issue Date of the Contract. If the Quarterly Contract Anniversary falls on a Non-Valuation Day, then the Quarterly Contract Anniversary will be the next Valuation Day.

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REMAINING GROSS PREMIUM: Equals the Premium Payments adjusted by prior Partial Withdrawals. During the CDSC period, Premium Payments will be adjusted for Partial Withdrawals in excess of the FWA; after the CDSC period, Premium Payments will be adjusted for all Partial Withdrawals.

REQUIRED MINIMUM DISTRIBUTION: A federal requirement that individuals age 70 1/2 and older generally must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must generally begin taking distributions at the age of 70 1/2 or upon retirement, whichever comes later.

SPOUSE: A person related to a Owner by marriage pursuant to the Code.

STEP UPS: A potential increase to your Withdrawal Base prior to the deduction of rider charges based on market performance subject to the applicable Withdrawal Base Cap, if any.

SUB-ACCOUNT: A division of the Separate Account containing shares of a Fund. There is a Sub-Account for each Fund. We sometimes call the Funds you select your Sub-Account.

SUB-ACCOUNT VALUE: The value of each Sub-Account on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for each Sub-Account.

SURRENDER: A complete withdrawal from your Contract.

SURRENDER VALUE: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges and Premium Tax (subject to rounding).

TOTAL REMAINING GROSS PREMIUMS (TOTAL RGP): Cummulative Remaining Gross Premium.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange. The New York Stock Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.

VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

WE, US OR OUR: Forethought Life Insurance Company.

WITHDRAWAL BASE: The amount used to determine the Lifetime Annual Payment and rider charge under Annual Lock Income Benefit or Daily Lock Income Benefit.

WITHDRAWAL BASE CAP: The maximum percentage the Withdrawal Base may be increased due to a Step Up or a Deferral Bonus under Annual Lock Income Benefit or Daily Lock Income Benefit.

WITHDRAWAL PERCENTAGE: The percentage of your Withdrawal Base that you may withdraw each Contract Year in the form of a Lifetime Annual Payment.

YOU: The Owner including any joint Owner(s). We do not capitalize "you" or "your" in this prospectus.

B. STATE VARIATIONS

The following section describes modifications to this prospectus required by one or more state insurance departments as of the date of this prospectus. Unless otherwise noted, variations apply to all forms of Contracts we issue. References to certain state's variations do not imply that we actually offer Contracts in each such state. These variations are subject to change without notice and additional variations may be imposed as specific states approve new riders.

ARIZONA, ARKANSAS, CALIFORNIA, CONNECTICUT, DELAWARE, DISTRICT OF COLUMBIA, FLORIDA, MONTANA, NORTH DAKOTA, SOUTH DAKOTA - The default annuitization option is Annuity Payout Option 1 - Life Annuity with Cash Refund. The Minimum Contract Value may be increased after the contract is issued. Death Benefits payable from the Fixed Account may be delayed for up to six months.

CALIFORNIA - The Annuitant may not be changed at any time if the Owner is a non-natural person, unless the non-natural person is a transferee of a natural person. The Contract Maturity Date is based on the Owner's age (or Annuitant's age for a non-natural Owner) in effect on the Issue Date of the Contract. The CDSC will not be waived if you are a patient in a certified long-term care facility or other eligible facility.

CONNECTICUT - The CDSC will not be waived if you are a patient in a certified long-term care facility or other eligible facility on the Contract Issue Date.

SOUTH DAKOTA - The CDSC will not be waived if you are a patient in a certified long-term care facility or other eligible facility.

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C.  LEGAL PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies. We are subject to various legal proceedings and claims incidental to or arising in the ordinary course of our business. In the future, we may be subject to additional lawsuits, arbitration proceedings and/or regulatory/legal proceedings. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of our known legal proceedings or claims to result in a material adverse effect on the Company or its Separate Account. Nonetheless, given the indeterminate amounts sought in certain of these proceedings, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's results of operations or cash flows.

D. HOW CONTRACTS ARE SOLD


We have entered into a distribution agreement with our affiliate Forethought Distributors, LLC under which serves as the principal underwriter for the Contracts, which are offered on a continuous basis. Forethought Distributors, LLC is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address of Forethought Distributors, LLC is 400 Berwyn Park, Suite 310, 899 Cassatt Road, Berwyn, PA 19312. Forethought Distributors, LLC has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions (Financial Intermediaries) for the sale of the Contracts. We pay compensation to Forethought Distributors, LLC for sales of the Contracts by Financial Intermediaries. Contracts will be sold by individuals who have been appointed by us as insurance agents and who are investment professionals of Financial Intermediaries.


We list below types of arrangements that help to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affect each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.

Financial Intermediaries receive commissions (described below under Commissions). Certain selected Financial Intermediaries also receive additional compensation (described below under Additional Payments). All or a portion of the payments we make to Financial Intermediaries may be passed on to investment professionals according to a Financial Intermediaries' internal compensation practices.

Affiliated broker-dealers also employ individuals called wholesalers in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value.

-   COMMISSIONS

Up front commissions paid to Financial Intermediaries generally range from 0% to up to 7.5% of each Premium Payment. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1% of your Contract Value. We pay different commissions based on the Contract variation that you buy. We may pay a lower commission for sales to Owners over age 80.

Commission arrangements vary from one Financial Intermediary to another. We are not involved in determining your investment professional's compensation. Under certain circumstances, your investment professional may be required to return all or a portion of the commissions paid.

Check with your investment professional to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your investment professional (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your investment professional (or the Financial Intermediary with which they are associated) can be paid both by you and by us based on what you buy. Therefore, profits, and your investment professional's (or their Financial Intermediary's) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.

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-   ADDITIONAL PAYMENTS

Subject to FINRA and Financial Intermediary rules, we (or our affiliates) also pay the following types of fees, to among other things, encourage the sale of this Contract. These additional payments could create an incentive for your investment professional, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others, which may not necessarily be to your benefit.

ADDITIONAL
PAYMENT TYPE               WHAT IT'S USED FOR
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Access                     Access to investment professionals and/or Financial Intermediaries such as one-on-one wholesaler visits or attendance at national sales meetings or similar events.
Gifts & Entertainment      Occasional meals and entertainment, tickets to sporting events and other gifts.
Marketing                  Joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including investment professionals) receive prizes such as travel Awards, merchandise and recognition; client generation expenses.
Marketing Expense          Pay Fund related parties for wholesaler support, training and marketing activities for certain
Allowances                 Funds.
Support                    Sales support through such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary's websites; shareholder services
                           (including sub-accounting sponsorship of Financial Intermediary due diligence meetings; and/or expense allowances and reimbursements).
Training                   Educational (due diligence), sales or training seminars, conferences and programs, sales and service desk training, and/or client or prospect seminar sponsorships.
Visibility                 Inclusion of our products on a Financial Intermediary's preferred list; participation in, or visibility at, national and regional conferences; and/or articles in Financial Intermediary publications highlighting our products and services.
Volume                     Pay for the overall volume of their sales or the amount of money investing in our products.

As of December 31, 2012, we have not entered into any ongoing contractual arrangements to make Additional Payments to any Financial Intermediaries for our suite of variable annuities.

Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their investment professional is or should be included in any such listing.

As of December 31, 2011, we have not entered into arrangements to pay Marketing Expense Allowances to any Fund Companies (or affiliated parties) for our suite of variable annuities.

E. DELAY OF PAYMENT AND TRANSFERS

If, pursuant to SEC rules, the Invesco V.I. Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of such Fund, we will delay payment of any transfer, Partial Withdrawal, full Surrender, or Death Benefit from the Invesco V.I. Money Market Fund until the Fund is liquidated.

If you have submitted a check or draft, we have the right to defer payment of Partial Withdrawals, full Surrenders, Death Benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, Partial Withdrawals, full Surrenders, or death benefit proceeds from the Fixed Account for up to six months.

In addition, federal laws designed to counter terrorism and prevent money laundering by criminals might require us to reject a Premium Payment and/or "freeze" an Owner's account. If these laws apply in a particular situation, we would not be able to pay any request for Partial Withdrawals, full Surrenders, or Death Benefits, make transfers or continue making annuity payments absent instructions from the appropriate federal regulator. We may also be required to provide information about you and your Contract to government agencies or departments.

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8.FEDERAL TAX CONSIDERATIONS

A. INTRODUCTION

The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code ("Code"), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See "Annuity Purchases by Nonresident Aliens and Foreign Corporations," regarding annuity purchases by non-U.S. Persons or residents.

This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.

The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to Your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide You with a copy of what was reported. This copy is not intended to supplant Your own records. It is Your responsibility to ensure that what You report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on Your books and records. You should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if You find any discrepancies in case corrections have to be made.

THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.

B. TAXATION OF THE COMPANY AND THE SEPARATE ACCOUNT

The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.

C. TAXATION OF ANNUITIES - GENERAL PROVISIONS AFFECTING CONTRACTS NOT HELD IN TAX-QUALIFIED RETIREMENT PLANS

Section 72 of the Code governs the taxation of annuities in general.

    1.   NON-NATURAL PERSONS AS OWNERS

Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:

- A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

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- A contract acquired by the estate of a decedent by reason of such decedent's death,

- Certain contracts acquired with respect to tax-qualified retirement arrangements,

- Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

- A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract's purchase.

A non-natural Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.

Pursuant to Code Section 72(s), if the Owner is a non-natural person, the primary annuitant is treated as the "holder" in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a "holder." In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the "holder." However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.

    2.   OTHER OWNERS (NATURAL PERSONS).

A Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

       a.   AMOUNTS RECEIVED AS AN ANNUITY

Contract payments made periodically at regular intervals over a period of more than one full year, such that the total amount payable is determinable from the start ("amounts received as an annuity") are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the allocable "investment in the contract" to the total amount of the payments to be made after the start of the payments (the "exclusion ratio") under Section 72 of the Code. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract." The start of the payments may be the Annuity Commencement Date, or may be an annuity starting date assigned should any portion less than the full Contract be converted to periodic payments from the Contract (Annuity Payouts).

i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the allocated investment in the contract for the Annuity Payout, any additional payments (including surrenders) will be entirely includable in gross income.

ii. To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract". It is unclear what value should be used in determining the "income on the contract." We believe that the "income on the contract" does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the "income on the contract".

iii. Under Section 72(a)(2) of the Code, if any amount is received as an annuity (i.e., as one of a series of periodic payments at regular intervals over more than one full year) for a period of 10 or more years, or during one or more lives, under any portion of an annuity, endowment, or life insurance contract, then that portion of the contract shall be treated as a separate contract with its own annuity starting date (otherwise referred to as a partial annuitization of the contract). This assigned annuity starting date for the new separate contract can be different from the original Annuity Commencement Date for the Contract. Also, for purposes of applying the exclusion ratio for the amounts received under the partial annuitization, the investment in the contract before receiving any such amounts shall be allocated pro rata between the portion of the Contract from which such amounts are received as an annuity and the portion of the Contract from which amounts are not received as an annuity. These provisions apply to payments received in taxable years beginning after December 31, 2010.

       b.  AMOUNTS NOT RECEIVED AS AN ANNUITY

i. To the extent that the "cash value" of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract."

ii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or Partial Withdrawal), which is non-periodic and not part of a partial annuitization, is deemed to come first from any such "income on

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      the contract" and then from "investment in the contract," and for these purposes such "income on the contract" is computed by reference to the aggregation rule described in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract," and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."

iii. Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date (or after the assigned annuity starting date for a partial annuitization) are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph 2.c. may apply).

iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.

v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.

vi. In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.

       c.   AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS.

Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.

       d. 10% PENALTY TAX - APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY PAYMENTS.

i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

ii.  The 10% penalty tax will not apply to the following distributions:

       1. Distributions made on or after the date the taxpayer has attained the age of 59 1/2.

       2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

       3.   Distributions attributable to a taxpayer becoming disabled.

       4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer (or the joint lives or life expectancies of the taxpayer and the taxpayer's designated Beneficiary).

       5. Distributions made under certain annuities issued in connection with structured settlement agreements.

       6. Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).

       7. Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.

If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic

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payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

       e. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982.

If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come
(1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract, (2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and
(4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.

       f.   REQUIRED DISTRIBUTIONS

i.   Death of Owner or Primary Annuitant

      Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:

       1. If any Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

       2. If any Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

       3. If the Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Owner, and any change in the primary annuitant shall be treated as the death of the Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

ii.  Alternative Election to Satisfy Distribution Requirements

      If any portion of the interest of a Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Owner's death.

iii.  Spouse Beneficiary

      If any portion of the interest of a Owner is payable to or for the benefit of his or her Spouse, and the Annuitant is living, such Spouse shall be treated as the Owner of such portion for purposes of section i. above. This Spousal Contract continuation shall apply only once for this Contract.

       g.   ADDITION OF RIDER OR MATERIAL CHANGE.

The addition of a rider to the Contract, or a material change in the Contract's provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.

       h.  PARTIAL EXCHANGES.

The IRS, in Rev. Rul. 2003-76, confirmed that the owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange").

The IRS issued additional guidance, Rev. Proc. 2011-38, that addresses partial exchanges. Rev. Proc. 2011-38 modifies and supersedes Rev. Proc. 2008-24 and applies to the direct transfer of a portion of the cash surrender value of an existing annuity contract for a second annuity contract, regardless of whether the two annuity contracts are issued by the same or different companies and is effective for transfers that are completed on or after October 24, 2011. The Rev. Proc. does not apply to transactions to which the rules for partial annuitization under Code Section 72(a)(2) apply.

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Under Rev. Proc. 2011-38, a transfer within the scope of the Rev. Proc. will be treated as a tax-free exchange under Section 1035 if no amount, other than an amount received as an annuity for a period of 10 years or more or during one or more lives, is received under either the original contract or the new contract during the 180 days beginning on the date of the transfer (in the case of a new contract, the date the contract is placed in-force). A subsequent direct transfer of all or a portion of either contract is not taken into account for purposes of this characterization if the subsequent transfer qualifies (or is intended to qualify) as a tax-free exchange under Code Section 1035.

If a transfer falls within the scope of the Rev. Proc. but is not described above (for example - if a distribution is made from either contract within the 180 day period), the transfer will be characterized in a manner consistent with its substance, based on general tax principles and all the facts and circumstances. The IRS will not require aggregation (under Code Section 72(e)(12)) of an original, pre-existing contract with a second contract that is the subject of a tax-free exchange, even if both contracts are issued by the same insurance company, but will instead treat the contracts as separate annuity contracts. The applicability of the IRS's partial exchange guidance to the splitting of an annuity contract is not clear. You should consult with a qualified tax adviser as to potential tax consequences before attempting any partial exchange or split of annuity contracts.

    3.   DIVERSIFICATION REQUIREMENTS.

The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the Owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:

- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

-   no more than 70% is represented by any two investments,

-   no more than 80% is represented by any three investments and

-   no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the Owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.

Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Owners with premiums allocated to affected Funds.

    4.   TAX OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.

In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the Owner, for tax purposes. The IRS has stated in published rulings that a variable Owner will be considered the "owner" of separate account assets for income tax purposes if the Owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable Owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable Owner's gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which Owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.

Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such interests should be treated as owned directly by the Owner (and not by the insurer) for tax purposes, as if such Owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests

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in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts or by other permitted entities.

Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable Owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a Owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable Owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.

D. FEDERAL INCOME TAX WITHHOLDING

The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code
Section 3405, which requires the following:

    1. Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld ("election out"). We will provide such an "election out" form at the time such a distribution is requested. If the necessary "election out" form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.

    2. Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary "election out" forms are not submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.

Generally no "election out" is permitted if the distribution is delivered outside the United States and any possession of the United States. Regardless of any "election out" (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee's total tax liability.

E. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and mandatory withholding on U.S. source taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to us. If withholding applies, we are required to withhold tax at the 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence.

F. ESTATE, GIFT AND GENERATION-SKIPPING TAX AND RELATED TAX CONSIDERATIONS

Any amount payable upon a Owner's death, whether before or after the Annuity Commencement Date, is generally includable in the Owner's estate for federal estate tax purposes. Similarly, prior to the Owner's death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 37 1/2 or more years younger than a Owner or (2) a grandchild (or more remote further descendent) of a Owner may have federal generation-skipping-transfer ("GST") tax consequences under Code
Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in "Distributions Prior to the Annuity Commencement Date," the transfer of a Contract for less than adequate consideration during the Owner's lifetime generally is treated as producing an amount received by such Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Owner's gross income, this same income amount could produce a corresponding increase in such Owner's tax basis for such Contract that is carried over to the transferee's tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and
Section 1015.

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For 2012, the federal estate tax, gift tax and GST tax exemptions and maximum rates are $5,120,000 and 35%, respectively. After 2012, in the absence of legislative action, the federal estate tax, gift tax and GST tax exemptions and rates will return to their 2001 levels (with inflation adjustments for the GST tax exemption but not for the estate or gift tax exemptions). This would result in significantly lower exemptions and significantly higher tax rates. Between now and the end of 2012, Congress may make the current exemptions and rates permanent, it may do nothing and allow the 2001 levels to go into effect, or it may change the applicable exemptions and/or tax rates. The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

G. TAX DISCLOSURE OBLIGATIONS

In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2004-67. The Code also requires certain "material advisers" to maintain a list of persons participating in such "reportable transactions," which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by The Company, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.

H. MEDICARE TAX

Beginning in 2013, distributions from non-qualified annuity policies will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.

INFORMATION REGARDING IRAS

This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by IRAs. State income tax rules applicable to IRAs may differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.

1. INDIVIDUAL RETIREMENT ANNUITIES ("IRAS").

In addition to "traditional" IRAs governed by Code Sections 408(a) and (b) ("Traditional IRAs"), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) may elect to provide for a separate account or annuity contract that accepts after-tax employee contributions and is treated as a "Deemed IRA" under Code Section 408(q), which is generally subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.

    a.   TRADITIONAL IRAS

Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions ("RMDs") when the Owner reaches age 70 1/2 or dies, as described below, may result in imposition of a 50% penalty tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59 1/2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.

You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. In addition, under Code Section 402(c)(11) a non-spouse "designated beneficiary" of a deceased Plan participant may make a tax-free "direct rollover" (in the form of a direct transfer between Plan fiduciaries, as described below in "Rollover Distributions") from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an "inherited IRA" that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant).

IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract's cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA's cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as

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an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

    b.  SEP IRAS

Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension ("SEP") or a SEP IRA. A SEP IRA can have employer contributions, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

    c.   SIMPLE IRAS

SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by Code Section 408(p), under which employees may elect to defer to a SIMPLE IRA a specified percentage of compensation. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10 percent penalty tax, which is increased to 25.

    d.  ROTH IRAS

Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Owner's lifetime. Generally, however, upon the Owner's death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. The Owner of a Traditional IRA or other qualified plan assets may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA or other qualified plan assets to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax in the year of conversion. In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. Distributions from eligible Qualified Plans can be "rolled over" directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a "conversion" Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

5. TAXATION OF AMOUNTS RECEIVED FROM IRAS

Except under certain circumstances in the case of Roth IRAs or Roth accounts in certain Qualified Plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other "investment in the contract." For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of "investment in the contract" are generally the same as for Non-Qualified Contracts, as described above.

For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the "investment in the contract," based on the ratio of the "investment in the contract" over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.

In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.

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6. PENALTY TAXES FOR IRAS

Unlike Non-Qualified Contracts, IRAs are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions ("RMDs").

    a.   PENALTY TAXES ON PREMATURE DISTRIBUTIONS

Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59 1/2. However, this 10% penalty tax does not apply to a distribution that is either:

    (i) made to a beneficiary (or to the employee's estate) on or after the employee's death;

    (ii) attributable to the employee's becoming disabled under Code Section 72(m)(7);

    (iii) part of a series of substantially equal periodic payments (not less frequently than annually - "SEPPs") made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary ("SEPP Exception"), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;

    (iv) (except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);

    (v) not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year;

    (vi) certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;

    (vii) made an account of an IRS levy on the Qualified Plan under Code
          Section 72(t)(2)(A)(vii); or

    (viii) made as a "direct rollover" or other timely rollover to an Eligible Retirement Plan, as described below.

  In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:

    (ix) made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions in Code Section 72(t)(2)(D) are met;

    (x) not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or

    (xi) for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).

If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death, disability or a method change allowed by Rev. Rul. 2002-62), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

    b.  RMDS AND 50% PENALTY TAX

If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution ("RMD") for the year, the participant is subject to a 50% penalty tax on the amount that has not been timely distributed.

An individual's interest in an IRA generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the calendar year in which the individual attains age 70 1/2, or

The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over -

    (a) the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or

    (b) over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.

If an individual dies before reaching the Required Beginning Date, the individual's entire interest generally must be distributed within 5 years after the individual's death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual's death to a qualifying designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual's surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 70 1/2.

If an individual dies after RMDs have begun for such individual, any remainder of the individual's interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

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The RMD rules that apply while the Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner's surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.

The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the Contract Value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.

In addition, in computing any RMD amount based on a contract's Contract Value, such Contract Value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under an IRA may require the RMD amount for such IRA to be increased each year, and expose such additional RMD amount to the 50% penalty tax for RMDs if such additional RMD amount is not timely distributed.

7. TAX WITHHOLDING FOR IRAS

Distributions from an IRA generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any "elections out" and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an "eligible rollover distribution" from a Qualified Plan.

Regardless of any "election out" (or any actual amount of tax actually withheld) on an amount received from an IRA the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee's total tax liability.

8. ROLLOVER DISTRIBUTIONS

Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free "direct rollover" or "60-day rollover" can be made between a "NonRoth IRA" (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a "conversion" of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free "direct rollover" or "60-day rollover" can be made between an "inherited IRA" (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a "direct rollover" or a "60-day rollover" to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a "direct rollover" or a "60-day rollover" to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such "direct rollover." Similar rules apply to a "direct rollover" or a "60-day rollover" of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer's SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a "direct rollover" or a "60-day rollover" to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).

Special rollover rules also apply to (1) transfers or rollovers for the benefit of a spouse (or ex-spouse) or a nonspouse designated beneficiary, (2) Plan distributions of property, (3) distributions from a Roth account in certain Plans, (4) recontributions within 3 years of "qualified hurricane distributions" made before 2007 under Code Section 1400Q(a), (5) transfers from a Traditional or Roth IRA to certain health savings accounts under Code Section 408(d)(9), and
(6) obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS.

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TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION
  Safekeeping of Assets
  Experts
  Non-Participating
  Misstatement of Age or Sex
  Principal Underwriter
  Additional Payments
PERFORMANCE RELATED INFORMATION
  Total Return for all Sub-Accounts
  Yield for Sub-Accounts
  Money Market Sub-Accounts
  Additional Materials
  Performance Comparisons
FINANCIAL STATEMENTS

                                                                     APP A-1

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APPENDIX A - EXAMPLES

TABLE OF CONTENTS

                                                                          PAGE
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CONTINGENT DEFERRED SALES CHARGE EXAMPLES                                APP A-2
PREMIUM BASED CHARGE EXAMPLES                                            APP A-7
RETURN OF PREMIUM EXAMPLE                                                APP A-8
MAXIMUM ANNIVERSARY VALUE EXAMPLES                                       APP A-8
LEGACY LOCK EXAMPLE                                                     APP A-10
MAXIMUM DAILY VALUE EXAMPLES                                            APP A-11
ANNUAL LOCK INCOME BENEFIT EXAMPLE                                      APP A-12
DAILY LOCK INCOME BENEFIT EXAMPLES                                      APP A-13

APP A-2

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CONTINGENT DEFERRED SALES CHARGE EXAMPLES (CLASS B AND CLASS L SHARES)

All CDSC Examples reflect gross withdrawals that deduct the CDSC and the Premium Based Charge from the amount of the Partial Withdrawals requested.

EXAMPLE 1: ILLUSTRATES A PARTIAL WITHDRAWAL THAT IS EQUAL TO THE FREE WITHDRAWAL AMOUNT (FWA) IN A DOWN MARKET. ASSUME A PARTIAL WITHDRAWAL TAKEN IN CONTRACT YEAR 2 EQUALS $5,000.

STEP 1 DOES NOT APPLY because Premiums have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.

     Values immediately prior to the Partial Withdrawal:

       -   Premiums subject to CDSC are $100,000

       -   Remaining Gross Premiums are $100,000

       -   Contract Value is $90,000

       -   Earnings are $0

         - Your earnings are the greater of (1) Contract Value - Remaining Gross Premiums, or (2) $0

       -   FWA is $5,000

         - Your FWA is the greater of (1) 5% of total Premiums subject to CDSC, or (2) earnings

STEP 2: As the amount withdrawn is equal to the FWA, there are no CDSC incurred on the transaction. Also, there is no adjustment to Remaining Gross Premiums. The FWA has been exhausted for the duration of the Contract Year. There are no additional steps.

     Values after the Partial Withdrawal:

       -   Premiums subject to CDSC are $100,000

       -   Remaining Gross Premiums are $100,000

       -   Contract Value is $85,000

       -   FWA is $0

EXAMPLE 2: ILLUSTRATES A PARTIAL WITHDRAWAL IN EXCESS OF THE FWA IN A DOWN MARKET AND IMPACTS TO SUBSEQUENT FWA CALCULATIONS. ASSUME A PARTIAL WITHDRAWAL TAKEN IN CONTRACT YEAR 2 EQUALS $5,000.

STEP 1 DOES NOT APPLY because Premiums have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.

     Values immediately prior to the first Partial Withdrawal:

       -   Premiums subject to CDSC are $100,000

       -   Remaining Gross Premiums are $100,000

       -   Contract Value is $90,000

       -   Earnings are $0

         - Your earnings are the greater of (1) Contract Value - Remaining Gross Premiums, or (2) $0

       -   FWA is $5,000

         - Your FWA is the greater of (1) 5% of total Premiums subject to CDSC, or (2) earnings

STEP 2: As the amount Surrendered is equal to the FWA, there are no CDSC incurred on the transaction. Also, there is no adjustment to Remaining Gross Premiums. The FWA has been exhausted for the duration of the Contract Year. There are no additional steps.

     Values after the Partial Withdrawal:

       -   Premiums subject to CDSC are $100,000

       -   Remaining Gross Premiums are $100,000

                                                                     APP A-3

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       -   Contract Value is $85,000

       -   FWA is $0

NEXT, ASSUME AN ADDITIONAL WITHDRAWAL DURING THE SAME CONTRACT YEAR EQUALS $5,000. THE CONTRACT VALUE HAS CHANGED DUE TO MARKET FLUCTUATION, BUT NO OTHER TRANSACTIONS HAVE OCCURRED.

STEP 1 DOES NOT APPLY because Premiums have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.

STEP 2: Determines that the transaction is in excess of the FWA.

     Values immediately prior to the second Partial Withdrawal:

       -   Premiums are $100,000

       -   Remaining Gross Premiums are $100,000

       -   Contract Value is $75,000

       -   Earnings are $0

       -   FWA is $0

STEP 3: As the FWA is $0; the entire $5,000 is in excess of the FWA.

STEP 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.

     The factor is derived as [A/B]:

     A = The amount in Step 3

     B = Contract Value immediately prior to the withdrawal - FWA

     The amount subject to CDSC is $6,667 ($100,000 x [$5,000/$75,000])

     Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.

STEP 5: The applicable CDSC is 7.5%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $500 [7.5% x $6,667].

STEP 6: We deduct the CDSC of $500 from the excess amount $5,000. The amount paid to you is $4,500.

     Values after the second Partial Withdrawal:

       -   Premiums are $100,000

       -   Remaining Gross Premium is $93,333 ($100,000 - $6,667)

       -   Contract Value is $70,000

       -   FWA is $0

NEXT, ASSUME THAT A THIRD PARTIAL WITHDRAWAL IS TAKEN DURING CONTRACT YEAR 3 FOR AN AMOUNT EQUAL TO $15,000. THE CONTRACT VALUE HAS CHANGED DUE TO MARKET FLUCTUATION, BUT NO OTHER TRANSACTIONS HAVE OCCURRED.

STEP 1 DOES NOT APPLY because Premiums have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.

STEP 2: Determines that the transaction is in excess of the FWA.

     Values prior to the third Partial Withdrawal:

       -   Premiums are $100,000

       -   Remaining Gross Premium is $93,333

       -   Contract Value is $78,000

       -   Earnings are $0

       -   FWA is $5,000

STEP 3: We deduct the available FWA of $5,000; the remaining $10,000 is in excess of the FWA.

APP A-4

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STEP 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.

     The factor is derived as [A/B]:

     A = The amount in Step 3

     B = Contract Value immediately prior to the withdrawal - FWA

     The amount subject to CDSC is $12,785 ($93,333 x [$10,000/$73,000])

     Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.

STEP 5: The applicable CDSC is 6.5%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $831 [6.5% x $12,785].

STEP 6: We deduct the CDSC of $831 from the excess amount $10,000, and combine this with your FWA of $5,000. The amount paid to you is $14,169.

     Values after the third Partial Withdrawal:

       -   Premiums are $100,000

       -   Remaining Gross Premium is $80,548 ($93,333 - $12,785)

       -   Contract Value is $63,000

       -   FWA is $0

EXAMPLE 3: ILLUSTRATES A PARTIAL WITHDRAWAL IN EXCESS OF THE FWA IN AN UP MARKET, THE NON-CUMULATIVE FEATURE OF THE FWA AND IMPACTS TO FUTURE FWA CALCULATIONS. ASSUME A PARTIAL WITHDRAWAL IS TAKEN IN CONTRACT YEAR 1 FOR $10,000.

STEP 1 DOES NOT APPLY because Premiums have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.

     Values prior to the first Partial Withdrawal:

       -   Premiums are $100,000

       -   Remaining Gross Premiums are $100,000

       -   Contract Value is $110,000

       -   Earnings are $10,000

         - Your earnings are the greater of (1) Contract Value - Remaining Gross Premiums, or (2) $0

       -   FWA is $10,000

         - Your FWA is the greater of (1) 5% of total Premiums subject to CDSC, or (2) earnings

STEP 2: As the amount Surrendered is equal to the FWA, there are no CDSC incurred on the transaction. Also, there is no adjustment to Remaining Gross Premiums. The FWA has been exhausted for the duration of the Contract Year. There are no additional steps.

     Values after the first Partial Withdrawal:

       -   Premiums are $100,000

       -   Remaining Gross Premium is $100,000

       -   Contract Value is $100,000

       -   FWA is $0

NEXT, ASSUME AN ADDITIONAL PARTIAL WITHDRAWAL IS TAKEN IN CONTRACT YEAR 1 FOR $10,000. THE CONTRACT VALUE HAS CHANGED DUE TO MARKET FLUCTUATION, BUT NO OTHER TRANSACTIONS HAVE OCCURRED.

STEP 1 DOES NOT APPLY because Premiums have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.

                                                                     APP A-5

-------------------------------------------------------------------------------

STEP 2: Determines that the transaction is in excess of the FWA.

     Values prior to the second Partial Withdrawal:

       -   Premiums are $100,000

       -   Remaining Gross Premiums are $100,000

       -   Contract Value is $100,000

       -   Earnings are $0

       -   FWA is $0

STEP 3: As the FWA is $0; the entire $10,000 is in excess of the FWA.

STEP 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.

     The factor is derived as [A/B]:

     A = The amount in Step 3

     B = Contract Value immediately prior to the withdrawal - FWA

     The amount subject to CDSC is $10,000 ($100,000 x [$10,000/$100,000])

     Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.

STEP 5: The applicable CDSC is 8.5%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $850 [8.5% x $10,000].

STEP 6: We deduct the CDSC of $850 from the excess amount $10,000. The amount paid to you is $9,150.

     Values after the second Partial Withdrawal:

       -   Premiums are $100,000

       -   Remaining Gross Premiums are $90,000 ($100,000 - $10,000)

       -   Contract Value is $90,000

       -   FWA is $0

NEXT, ASSUME AN ADDITIONAL PARTIAL WITHDRAWAL IS TAKEN IN CONTRACT YEAR 3 FOR $15,000. THE CONTRACT VALUE HAS CHANGED DUE TO MARKET FLUCTUATION, BUT NO OTHER TRANSACTIONS HAVE OCCURRED.

STEP 1 DOES NOT APPLY because Premiums have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.

STEP 2: Determines that the transaction is in excess of the FWA of $0.

     Values prior to the third Partial Withdrawal:

       -   Premiums are $100,000

       -   Remaining Gross Premiums are $90,000

       -   Contract Value is $99,000

       -   Earnings are $9,000

       -   FWA is $9,000

STEP 3: We deduct the available FWA of $9,000; the remaining $6,000 is in excess of the FWA.

STEP 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.

     The factor is derived as [A/B]:

     A = The amount in Step 3

     B = Contract Value immediately prior to the withdrawal - FWA

     The amount subject to CDSC is $6,000 ($90,000 x [$6,000/$90,000])

     Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.

APP A-6

-------------------------------------------------------------------------------

STEP 5: The applicable CDSC is 6.5%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $390 [6.5% x $6,000].

STEP 6: We deduct the CDSC of $390 from the excess amount $6,000, and combine this with your FWA of $9,000. The amount paid to you is $14,610.

     Values after the third Partial Withdrawal:

       -   Premiums are $100,000

       -   Remaining Gross Premiums are $84,000 ($90,000 - $6,000)

       -   Contract Value is $84,000

       -   FWA is $0

EXAMPLE 4: ILLUSTRATES A FULL SURRENDER CALCULATION WITH ONE OF TWO PREMIUMS OUT OF THE APPLICABLE CDSC SCHEDULE. ASSUME TWO PREMIUMS WERE MADE FOR $100,000 EACH INVESTED IN THE SUB-ACCOUNTS. THE FIRST WAS APPLIED AT THE BEGINNING OF CONTRACT YEAR 1, THE SECOND IN THE BEGINNING OF CONTRACT YEAR 3. A FULL SURRENDER IS TAKEN IN CONTRACT YEAR 8.

STEP 1: Your initial Premium of $100,000 is available without a CDSC.

     Values prior to the full Surrender:

       -   Premiums are $200,000

       -   Remaining Gross Premiums is $200,000

         -   Remaining Gross Premium subject to CDSC is $100,000

       -   Contract Value just prior to the full Surrender is $300,000

       -   Earnings are $100,000

         - Your earnings are the greater of (1) Contract Value - Remaining Gross Premiums, or (2) $0

       -   FWA is $100,000

         - Your FWA is the greater of (1) 5% of total Premiums subject to CDSC, or (2) earnings.

STEP 2: The full Surrender is in excess of the sum of the FWA of $100,000 plus the amount determined in Step 1 of $100,000.

STEP 3: We deduct the available FWA; the remaining $100,000 is in excess of the FWA.

STEP 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.

     The factor is derived as [A/B]:

     A = The amount in Step 3

     B = Contract Value immediately prior to the withdrawal - FWA

     The amount subject to CDSC is $100,000 ($100,000 x [$100,000/$100,000])

     Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.

STEP 5: The applicable CDSC is 3.5%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $3,500 [3.5% x $100,000].

STEP 6: We deduct the CDSC of $3,500 from the excess amount $100,000, and combine this with your FWA of $200,000. The amount paid to you is $296,500.

     Values after the full Surrender:

       -   Contract Value is $0

     The Contract is terminated.

                                                                     APP A-7

-------------------------------------------------------------------------------

EXAMPLE 5: ILLUSTRATES A FULL SURRENDER CALCULATION IN A DOWN MARKET. ASSUME $100,000 IS INVESTED IN THE SUB-ACCOUNTS, AND A FULL SURRENDER OCCURS IN CONTRACT YEAR 3.

STEP 1 DOES NOT APPLY because Premiums have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.

STEP 2: Determines that the full Surrender is in excess of the FWA.

     Values prior to the full Surrender:

       -   Premiums are $100,000

       -   Remaining Gross Premiums are $100,000

       -   Contract Value just prior to the full Surrender is $50,000

       -   Earnings are $0

         - Your earnings are the greater of (1) Contract Value - Remaining Gross Premiums, or (2) $0

       -   FWA is $5,000

         - Your FWA is the greater of (1) 5% of total Premiums subject to CDSC, or (2) earnings

STEP 3: We deduct the available FWA of $5,000; the remaining $45,000 is in excess of the FWA.

STEP 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.

     The factor is derived as [A/B]:

     A = The amount in Step 3

     B = Contract Value immediately prior to the withdrawal - FWA

     The amount subject to CDSC is $100,000 ($100,000 x [$45,000/$45,000])

     Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.

STEP 5: The applicable CDSC is 6.5%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $6,500 [6.5% x $100,000].

STEP 6: We deduct the CDSC of $6,500 from the excess amount $45,000, and combine this with your FWA of $5,000. The amount paid to you is $43,500.

     Values after the full Surrender:

       -   Contract Value is $0

     The Contract is terminated.

PREMIUM BASED CHARGE EXAMPLES (CLASS B AND CLASS L SHARES)

EXAMPLE 1: ASSUME THAT YOUR INITIAL PREMIUM IS $100,000. NO WITHDRAWALS OCCUR DURING CONTRACT YEAR 1. ON DAY 70 OF CONTRACT YEAR 2 YOU MAKE A PARTIAL WITHDRAWAL IN EXCESS OF THE FWA BY $5,000.

     Upon each Quarterly Contract Anniversary, your annual Premium Based Charge is calculated solely on the Remaining Gross Premium upon each Quarterly Contract Anniversary. As there were no Partial Withdrawals during Contract Year 1, the amount deducted from your Contract Value is $125 [($100,000 x 0.50%)/4] upon each Quarterly Contract Anniversary.

     Upon the Partial Withdrawal in Contract Year 2, the Remaining Gross Premium subject to Premium Based Charge is determined to be $5,000. The Premium Based Charge is NOT deducted at the time of the Partial Withdrawal. The Remaining Gross Premium after the Partial Withdrawal is $95,000.

     At the next Quarterly Contract Anniversary, the Premium Based Charge applied to the Remaining Gross Premium is $118.75 [($95,000 x 0.50%)/4].

EXAMPLE 2: ASSUME THAT YOUR INITIAL DEPOSIT INTO YOUR B-SHARE VARIABLE ANNUITY IS $100,000. ON DAY 75 OF CONTRACT YEAR 5 YOU CHOOSE TO SURRENDER YOUR ENTIRE CONTRACT VALUE, WHICH IS EQUAL TO $120,000.

     A prorated Premium Based Charge is assessed upon the full Surrender and the entire Remaining Gross Premium is subject to the charge. The Premium Based Charge is equal to $104.17 [($100,000 x 0.50%)/4 x (75 / 90)]. We would also assess a CDSC on the amount of Remaining Gross Premium subject to CDSC. The CDSC is equal to $4,500 [($120,000-$20,000)/ ($120,000-$20,000) x
     $100,000 x 0.045%] as the $20,000 in earnings is the Free Withdrawal Amount that is not subject to a CDSC. Therefore, the Surrender Value of the Contract is $115,395.83 ($120,000 - $104.17 - $4,500).

APP A-8

-------------------------------------------------------------------------------

RETURN OF PREMIUM EXAMPLE

EXAMPLE 1: ASSUME YOUR INITIAL PREMIUM PAYMENT IS $100,000. IN CONTRACT YEAR 2 YOU APPLY A SUBSEQUENT PREMIUM PAYMENT OF $50,000. IN CONTRACT YEAR 3 YOU WITHDRAW $7,500.00, AN AMOUNT EQUAL TO THE LIFETIME ANNUAL PAYMENT OF THE DAILY LOCK INCOME BENEFIT. IN CONTRACT YEAR 5 YOU TAKE A PARTIAL WITHDRAWAL FOR $10,000.

                                                                 MINIMUM
                                                                GUARANTEED
                                                              DEATH BENEFIT
       CONTRACT            CONTRACT      PREMIUM                AT END OF
         YEAR            VALUE(3)(4)     PAYMENTS           EACH CONTRACT YEAR
--------------------------------------------------------------------------------
           0              $100,000.00   $100,000.00             $100,000.00
           1               102,120.00    100,000.00              102,120.00
           2               157,001.34    150,000.00   (1)        157,001.34
           3               147,538.82    142,500.00   (5)        147,538.82
           4               134,407.86    142,500.00              142,500.00
           5               130,657.83    132,465.41   (2)        132,465.41

        (1) Premium Payments of $100,000 are adjusted by the subsequent Premium Payment of $50,000.

        (2) The $10,000 Partial Withdrawal results in a factor of 0.981225287 being applied to Premium Payments. After multiplying the factor of
             0.98122 to $135,000, the adjusted Premium Payments equal $132,465.41. The factor of 0.98122 is derived by (Contract Value prior to Partial Withdrawal less Excess Withdrawal / Contract Value prior to Partial Withdrawal less the Partial Withdrawal not considered Excess Withdrawal).

        (3)  Does not reflect a Premium Based Charge, if applicable.

        (4) Assumes annual performance on the Contract Value, as well as subsequent Premium Payment and Partial Withdrawal activity.

        (5) Premium Payments of $150,000 are adjusted by Partial Withdrawal of $7,500.00.

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT EXAMPLES

This Death Benefit is equal to the greatest of A, B or C, where:

A = Contract Value;

B = Premium Payments adjusted for Partial Withdrawals; and

C = Maximum Anniversary Value.

EXAMPLE 1: ASSUME YOUR INITIAL PREMIUM PAYMENT IS $100,000.

                                    TOTAL
                                   PREMIUM
                                  PAYMENTS
                   CONTRACT     (ADJUSTED BY        CONTRACT
   CONTRACT       VALUE(1)(2)   WITHDRAWALS)         VALUE
     YEAR             "A"            "B"         PERFORMANCE(2)
-----------------------------------------------------------------
       0           $100,000.00    $100,000.00          0.00%
       1            102,120.00     100,000.00          2.12%
       2            107,001.34     100,000.00          4.78%
       3            105,663.82     100,000.00         -1.25%
       4             96,259.74     100,000.00         -8.90%
       5            106,424.77     100,000.00         10.56%

                                                   MINIMUM
                         MAXIMUM                  GUARANTEED
                       ANNIVERSARY              DEATH BENEFIT
                     VALUE AT END OF              AT END OF
                      EACH CONTRACT           EACH CONTRACT YEAR
   CONTRACT              YEAR(5)            GREATEST OF "A", "B",
     YEAR                  "C"                     AND "C"
---------------  ---------------------------------------------------
       0            -                             $100,000.00
       1                $102,120.00   (3)          102,120.00
       2                 107,001.34   (3)          107,001.34
       3                 107,001.34                107,001.34
       4                 107,001.34                107,001.34
       5                 107,001.34                107,001.34

(1)  Does not reflect a Premium Based Charge, if applicable.

(2) Assumes annual performance on the Contract Value. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

(3) Is the highest Anniversary Value and therefore is the Maximum Anniversary Value (MAV).

                                                                     APP A-9

-------------------------------------------------------------------------------

EXAMPLE 2: ASSUME YOUR INITIAL PREMIUM PAYMENT IS $100,000. AT THE END OF CONTRACT YEAR 2 YOU APPLY A SUBSEQUENT PREMIUM PAYMENT OF $50,000. IN CONTRACT YEAR 3 YOU TAKE A PARTIAL WITHDRAWAL OF $7,500, AN AMOUNT EQUAL TO THE LIFETIME ANNUAL PAYMENT OF THE DAILY LOCK INCOME BENEFIT. IN CONTRACT YEAR 5 YOU TAKE A PARTIAL WITHDRAWAL FOR $10,000, AN AMOUNT GREATER THAN THE LIFETIME ANNUAL PAYMENT ($7,500) OF THE DAILY LOCK INCOME BENEFIT.

                                                                                          MINIMUM
                                                                                         GUARANTEED
                                                                MAXIMUM                DEATH BENEFIT
                                                              ANNIVERSARY                AT END OF
                                         PREMIUM            VALUE AT END OF          EACH CONTRACT YEAR
   CONTRACT            CONTRACT          PAYMENTS            EACH CONTRACT         GREATEST OF "A", "B",
     YEAR          VALUE "A"(1)(2)         "B"                  YEAR "C"                  AND "C"
-----------------------------------------------------------------------------------------------------------
       0              $100,000.00       $100,000.00         -                            $100,000.00
       1               102,120.00        100,000.00            $102,120.00                102,120.00
       2               157,001.34        150,000.00  (3)        157,001.34                157,001.34
       3               147,188.75        142,500.00  (4)        149,501.34   (4)          149,501.34
       4               134,088.95        142,500.00             149,501.34                149,501.34
       5               130,324.09        132,459.05  (5)        139,328.61   (5)          139,328.61

       (1)  Does not reflect a Premium Based Charge, if applicable.

       (2) Assumes annual performance on the Contract Value, as well as subsequent Premium Payment and Partial Withdrawal activity. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

       (3) Premium Payments of $100,000 and the Maximum Anniversary Value are adjusted by the subsequent Premium Payment of $50,000.

       (4) The $7,500 Partial Withdrawal results in a dollar-for-dollar reduction to Premium Payments as well as all previous Maximum Anniversary Value.

       (5) The first $7,500 part of the $10,000 Partial Withdrawal that is not an Excess Withdrawal reduces the Premium Payments as well as all previous Maximum Anniversary Values dollar-for-dollar. The $10,000 Partial Withdrawal subsequently results in a factor of 0.98117 being applied to Premium Payments as well as all previous Maximum Anniversary Values. The factor of 0.98117 is derived by (Contract Value Prior to Partial Withdrawal $140,324.09 less the Partial Withdrawal $10,000)/(Contract Value Prior to Surrender $140,324.09 less Partial Withdrawal that was not Excess Withdrawal $7500).

APP A-10

-------------------------------------------------------------------------------

LEGACY LOCK

Your Guaranteed Minimum Death Benefit is the greatest of:

    1)  Base Return of Premium;

    2)  Enhanced Return of Premium; or

    3)  Contract Value.

EXAMPLE 1: ASSUME YOUR INITIAL PREMIUM PAYMENT IS $100,000. AT THE END OF CONTRACT YEAR 1 YOU WITHDRAW $5,300, WHICH IS EQUAL TO THE LIFETIME ANNUAL PAYMENT (LAP). IN CONTRACT YEAR 3 YOU WITHDRAW $7,000, WHICH IS GREATER THAN THE LAP OF $5,300.

                                                                AFTER TRANSACTION
                CONTRACT VALUE              BASE                                               GUARANTEED
 CONTRACT          PRIOR TO                RETURN                ENHANCED RETURN             MINIMUM DEATH
  YEAR*       TRANSACTIONS(1)(2)         OF PREMIUM                 OF PREMIUM                  BENEFIT
--------------------------------------------------------------------------------------------------------------
    0               $100,000               $100,000                   $100,000                   $100,000
    1                102,120                 94,700   (3)              102,120   (3)              102,210
    2                101,448                 94,700                    102,120                    102,120
    3                100,180                 87,798   (4)              100,290   (5)              100,290
    4                 84,887                 87,798                    100,290                    100,290
    5                 93,851                 87,798                    100,290                    100,290

       *   Contract Year "0" represents your Contract issue date.

       (1)  Does not reflect a Premium Based Charge, if applicable.

       (2) Assumes annual performance on the Contract Value. Annual performance is shown only for illustrative purposes and is not indicative of the performance you have achieved or will achieve under the rider.

       (3) As a result of the Partial Withdrawal, the Base Return of Premium is adjusted dollar-for-dollar to $94,700 as the Partial Withdrawal did not exceed the LAP. Because the Partial Withdrawal did not exceed the LAP, the Enhanced Return of Premium is not adjusted for the Partial Withdrawal. Since this is the first Partial Withdrawal, the Enhanced Return of Premium will step up to the Contract Value prior to the Partial Withdrawal.

       (4) As a result of the Contract Year 3 Partial Withdrawal, an Excess Withdrawal, the Base Return of Premium is adjusted first dollar-for-dollar by the Partial Withdrawal that was not excess ($5,300) and subsequently by a proportional factor of 0.98208. This factor is derived by (A / B) where A is Contract Value immediately after the Excess Withdrawal and B is the Contract Value immediately prior to the Excess Withdrawal less the Partial Withdrawal not considered Excess Withdrawal.

                a.   Return of Premium = ($94,700 - $5,300) x ($100,180 -
                     $7,000)/($100,180 - $5,300) = $87,798

              (5) As a result of the Contract Year 3 Partial Withdrawal, an Excess Withdrawal, the Enhanced Return of Premium is adjusted by a proportional factor of 0.98208. This factor is derived by (A / B) where A is Contract Value immediately after the Excess Withdrawal and B is the Contract Value immediately prior to the Excess Withdrawal less the Partial Withdrawal not considered Excess Withdrawal.

                a. Enhanced Return of Premium = ($102,120) x ($100,180 - $7,000)/($100,180 - $5,300) = $100,290

                                                                    APP A-11

-------------------------------------------------------------------------------

MAXIMUM DAILY VALUE EXAMPLES

EXAMPLE 1: ASSUME YOUR INITIAL PREMIUM PAYMENT IS $100,000. ON THE 2ND FRIDAY, YOU MAKE AN ADDITIONAL PREMIUM PAYMENT OF $50,000.

                                                                MAXIMUM DAILY
                       CONTRACT              MAXIMUM             VALUE DEATH
                     VALUE(1)(5)           DAILY VALUE            BENEFIT(2)
---------------------------------------------------------------------------------
    Monday              $100,000              $100,000              $100,000
    Tuesday               98,105               100,000               100,000
   Wednesday              98,887               100,000               100,000
   Thursday              101,321  (3)          101,321  (3)          101,321
    Friday               101,895  (3)          101,895  (3)          101,895
    Monday               103,676  (3)          103,676  (3)          103,676
    Tuesday              105,460  (3)          105,460  (3)          105,460
   Wednesday             105,120               105,460               105,460
   Thursday              103,895               105,460               105,460
    Friday               155,108               155,460  (4)          155,460

        (1)  Does not reflect Premium Based Charge, if applicable.

        (2) The Death Benefit under Maximum Daily Value pays the greater value of: (A) the Maximum Daily Value, adjusted for Partial Withdrawals; or (B) the Contract Value.

        (3) The Maximum Daily Value component is equal to the greater of the Contract Value or the Maximum Daily Value as of the prior Valuation Day.

        (4) The additional Premium Payment increases the Maximum Daily Value on a dollar-for-dollar basis.

        (5) Assumes annual performance on the Contract Value. Annual performance is only shown for illustration purposes, and it is not indicative of the performance you have achieved or will achieve under the rider.

EXAMPLE 2: ASSUME THAT NO ADDITIONAL PREMIUM PAYMENT WAS MADE, AND YOU INSTEAD TAKE A PARTIAL WITHDRAWAL OF $5,000 ON THE FOLLOWING TUESDAY (PRIOR TO THE PARTIAL WITHDRAWAL, THE CONTRACT VALUE WAS 103,385).

                                                                MAXIMUM DAILY
                       CONTRACT              MAXIMUM             VALUE DEATH
                     VALUE(1)(4)           DAILY VALUE             BENEFIT
---------------------------------------------------------------------------------
    Monday              $102,568              $105,460              $105,460
    Tuesday               98,385               100,360   (2)         100,360
   Wednesday              99,887               100,360               100,360
   Thursday               99,460               100,360               100,360
    Friday               101,052               101,052   (3)         101,052

        (1)  Does not reflect Premium Based Charge, if applicable.

        (2) The Partial Withdrawal adjusts the Maximum Daily Value by a proportional factor of 0.95164. The factor is derived as (A/B), where A = Contract Value prior to the Partial Withdrawal minus the Partial Withdrawal and B = Contract Value prior to the Partial Withdrawal.

        (3) The Maximum Daily Value continues to increase any day that the Contract Value exceeds the Maximum Daily Value as of the prior Valuation Day.

        (4) Assumes annual performance on the Contract Value. Annual performance is only shown for illustration purposes, and it is not indicative of the performance you have achieved or will achieve under the rider.

APP A-12

-------------------------------------------------------------------------------

EXAMPLE 3: ASSUME THE SAME FACTS AS ABOVE, AND THAT YOU HAVE ELECTED DAILY LOCK INCOME BENEFIT AND HAVE A LIFETIME BENEFIT PAYMENT AVAILABLE OF $5,677 WHEN YOU TAKE THE PARTIAL WITHDRAWAL OF $5,000.

                                                                MAXIMUM DAILY
                       CONTRACT              MAXIMUM             VALUE DEATH
                     VALUE(1)(3)           DAILY VALUE             BENEFIT
---------------------------------------------------------------------------------
    Monday              $102,568              $105,460              $105,460
    Tuesday               98,385               100,460   (2)        $100,460
   Wednesday              99,887               100,460              $100,460
   Thursday               99,460               100,460              $100,460
    Friday               101,052               101,052              $101,052

        (1)  Does not reflect Premium Based Charge, if applicable.

        (2) The Partial Withdrawal adjusts the Maximum Daily Value by the dollar amount of the Partial Withdrawal.

        (3) Assumes annual performance on the Contract Value. Annual performance is only shown for illustration purposes, and it is not indicative of the performance you have achieved or will achieve under the rider.

ANNUAL LOCK INCOME BENEFIT EXAMPLE

EXAMPLE 1: ASSUME YOUR INITIAL PREMIUM PAYMENT IS $100,000. YOUR CONTRACT VALUE, WITHDRAWAL BASE AND BONUS BASE ARE ALL EQUAL TO $100,000. YOU HAVE ELECTED ANNUAL LOCK INCOME BENEFIT - SINGLE LIFE, AND BASED ON YOUR AGE OF 60 YOU INITIAL WITHDRAWAL PERCENTAGE IS AT 4%. IN CONTRACT YEARS 7, 9, 11 AND 12 YOU TAKE PARTIAL WITHDRAWAL OF THE AMOUNT EQUAL TO YOUR AVAILABLE LIFETIME ANNUAL PAYMENT. IN CONTRACT YEAR 10, YOU TAKE A PARTIAL WITHDRAWAL OF $10,000.


                                  CONTRACT                                 LIFETIME           LIFETIME
CONTRACT                           VALUE                DEFERRAL          WITHDRAWAL           ANNUAL
  YEAR*         AGE        PRE-TRANSACTION(1)(2)          BONUS           PERCENTAGE           PAYMENT
-----------------------------------------------------------------------------------------------------------
    0            60                $100,000                   $0                4%              $4,000
    1            61                  93,930                6,000                4%               4,240
    2            62                 101,632                6,000                4%               4,480
    3            63                 106,694                6,000                4%               4,720
    4            64                 118,408                6,000                4%               4,960
    5            65                 135,726                6,000                5%               6,786   (4)
    6            66                 147,306                8,144                5%               7,365
    7            67                 120,357                    0                5%               7,365
    8            68                 126,683                    0                5%               7,365
    9            69                 127,173                    0                5%               7,365
   10            70                 128,025                    0                5%               7,365
   11            71                 133,738                    0                5%               7,217
   12            72                 139,953                    0                5%               7,217

                                  WITHDRAWAL BASE AT       BONUS BASE AT
CONTRACT       WITHDRAWAL            END OF EACH            END OF EACH
  YEAR*          AMOUNT             CONTRACT YEAR          CONTRACT YEAR
---------  -----------------------------------------------------------------
    0                  $0               $100,000               $100,000
    1                   0                106,000    (3)         100,000
    2                   0                112,000    (3)         100,000
    3                   0                118,000    (3)         100,000
    4                   0                124,000    (3)         100,000
    5                   0                135,726    (5)         135,726   (5)
    6                   0                147,306    (5)         147,306   (5)
    7               7,365   (6)          147,306                      0   (6)
    8                   0                147,306                      0
    9               7,365   (6)          147,306                      0
   10              10,000   (7)          144,335    (7)               0
   11               7,217   (6)          144,335                      0
   12               7,217   (6)          144,335                      0


       *   Contract Year "0" represents your Contract issue date.

       (1) Assumes annual performance on the Contract Value and Partial Withdrawal activity. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

       (2)  Does not reflect a Premium Based Charge, if applicable.

       (3) The Deferral Bonus is applied to the Withdrawal Base on Contract Anniversaries 1, 2, 3 and 4.

       (4) The Lifetime Benefit Payment increases as the result of the increases in the Withdrawal Base. Additionally, because no Withdrawals have been taken, the Lifetime Withdrawal Percentage increases to 5% upon attaining the age of 65.

       (5) Applies a Step Up to the Withdrawal Base and the Bonus Base on Contract Anniversaries 5 and 6 because the Contract Value exceeds the Withdrawal Base and Bonus Base.

       (6) A Partial Withdrawal equal to the Lifetime Annual Payment does not impact the Withdrawal Base or Lifetime Annual Payment, but as the first Withdrawal it resets the Bonus Base to $0 and there are no subsequent Deferral Bonus opportunities.

       (7) A Partial Withdrawal of $10,000 is in excess of the Lifetime Annual Payment; the Withdrawal Base is reset by a factor of 0.97983 derived from $138,025 - $10,000 / $138,025 - $7,365.

                                                                    APP A-13

-------------------------------------------------------------------------------

DAILY LOCK INCOME BENEFIT EXAMPLES

EXAMPLE 1: ASSUME YOUR INITIAL PREMIUM PAYMENT IS $100,000, YOU ARE AGE 67, AND YOU ELECTED DAILY LOCK INCOME BENEFIT - SINGLE OPTION. NO PARTIAL WITHDRAWALS HAVE OCCURRED.

                                                       ANNIVERSARY                                 LIFETIME
                  CONTRACT        WITHDRAWAL            WITHDRAWAL             DEFERRAL             ANNUAL
                  VALUE(1)           BASE                  BASE               BONUS BASE            PAYMENT
----------------------------------------------------------------------------------------------------------------
    Monday         $100,000         $100,000              $100,000              $100,000             $5,000
    Tuesday          98,105          100,000               100,000               100,000              5,000
   Wednesday         98,887          100,000               100,000               100,000              5,000
   Thursday         101,321          101,321   (2)         100,000               100,000              5,066   (2)
    Friday          101,895          101,895   (2)         100,000               100,000              5,094   (2)
    Monday          103,676          103,676   (2)         100,000               100,000              5,183   (2)
    Tuesday         105,460          105,460   (2)         100,000               100,000              5,273   (2)
   Wednesday        105,120          105,460               100,000               100,000              5,273
   Thursday         103,895          105,460               100,000               100,000              5,273
    Friday          105,108          105,460               100,000               100,000              5,273

       (1)  Does not reflect Premium Based Charge, if applicable.

       (2) When the Contract Value exceeds the Withdrawal Base as of the prior Valuation Day, the Withdrawal Base increases. As no Partial Withdrawal has occurred, the Lifetime Annual Payment also increases.

EXAMPLE 2: ASSUME THE SAME FACTS AS ABOVE, AND THE NEXT TUESDAY IS THE FIRST CONTRACT ANNIVERSARY.

                                                       ANNIVERSARY                                 LIFETIME
                  CONTRACT        WITHDRAWAL            WITHDRAWAL             DEFERRAL             ANNUAL
                  VALUE(1)           BASE                  BASE               BONUS BASE            PAYMENT
----------------------------------------------------------------------------------------------------------------
    Monday         $102,568         $105,460              $100,000              $100,000             $5,273
    Tuesday         104,385          106,000   (2)         106,000               100,000              5,300
   Wednesday        105,887          106,000               106,000               100,000              5,300
   Thursday         105,460          106,000               106,000               100,000              5,300
    Friday          107,459          107,459               106,000               100,000              5,373

       (1)  Does not reflect Premium Based Charge, if applicable.

       (2) On the Anniversary, a Deferral Bonus increase occurs because the sum of the Anniversary Withdrawal Base as of the prior Valuation Day ($100,000) plus 6% of the Deferral Bonus Base ($6,000) exceeds both the Withdrawal Base as of the prior Valuation Day and the current Contract Value.

EXAMPLE 3: ASSUME THE SAME FACTS AS ABOVE, AND THE NEXT THURSDAY IS THE SECOND CONTRACT ANNIVERSARY. ADDITIONALLY, ON WEDNESDAY OF THE FOLLOWING WEEK YOU TAKE YOUR FIRST PARTIAL WITHDRAWAL OF $473 THAT REPRESENTS ONE-TWELFTH OF YOUR LIFETIME ANNUAL PAYMENT (PRIOR TO THE PARTIAL WITHDRAWAL, THE CONTRACT VALUE WAS $112,931).

                                                            ANNIVERSARY                                 LIFETIME
                  CONTRACT             WITHDRAWAL            WITHDRAWAL             DEFERRAL             ANNUAL
                  VALUE(1)                BASE                  BASE               BONUS BASE            PAYMENT
---------------------------------------------------------------------------------------------------------------------
    Monday         $110,941              $110,941              $106,000              $100,000             $5,547
    Tuesday         112,576               112,576               106,000               100,000              5,629
   Wednesday        111,892               112,576               106,000               100,000              5,629
   Thursday         113,540   (2)         113,540   (2)         113,540               113,540   (2)        5,677
    Friday          112,137               113,540               113,540               113,540              5,677
    Monday          111,244               113,540               113,540               113,540              5,677
    Tuesday         111,509               113,540               113,540               113,540              5,677
   Wednesday        112,458               113,540               113,540                     0   (3)        5,677
   Thursday         112,044               113,540               113,540                     0              5,677
    Friday          114,286               114,286   (4)         113,540                     0              5,677   (4)

       (1)  Does not reflect Premium Based Charge, if applicable.

APP A-14

-------------------------------------------------------------------------------

              (2) On the Contract Anniversary, the Contract Value exceeds both the Withdrawal Base as of the prior Valuation Day and the sum of the Anniversary Withdrawal Base as of the prior Valuation Day ($106,000) plus 6% of the Deferral Bonus Base ($6,000). There is no Deferral Bonus increase applied, but the Deferral Bonus Base increases to the Withdrawal Base.

              (3) The Deferral Bonus Period terminates upon the Partial Withdrawal, and the Deferral Bonus Base is zero.

              (4) Step Ups continue to occur to the Withdrawal Base, however, following the first Partial Withdrawal, the Lifetime Annual Payment amount does not increase due to the Step Up.

EXAMPLE 4: ASSUME THE SAME FACTS AS ABOVE, BUT INSTEAD YOU MAKE A PARTIAL WITHDRAWAL OF $10,000 INSTEAD OF ONE-TWELFTH OF THE LIFETIME ANNUAL PAYMENT.

                                                      ANNIVERSARY
                 CONTRACT        WITHDRAWAL            WITHDRAWAL          DEFERRAL BONUS
                 VALUE(1)           BASE                  BASE                  BASE
--------------------------------------------------------------------------------------------
    Monday        $111,244         $113,540              $113,540              $113,540
    Tuesday        111,509          113,540               113,540               113,540
   Wednesday       103,404          108,983   (2)         108,983   (2)               0   (2)
   Thursday        102,517          108,983               108,983                     0
    Friday         104,759          108,983               108,983                     0

       (1)  Does not reflect Premium Based Charge, if applicable.

       (2) The Partial Withdrawal in excess of the Lifetime Annual Payment adjusts the Withdrawal Base and the Anniversary Withdrawal Base by a factor of 0.95987. The factor is derived as (113,404 - 10,000) / (113,404 - 5,677). Upon the Excess Withdrawal, the Lifetime Annual Payment is reset. There is zero Lifetime Annual Payment available.

                                                                     APP B-1

-------------------------------------------------------------------------------

APPENDIX B - ACCUMULATION UNIT VALUES

The following information should be read in conjunction with the financial statements for the Separate Account included in the Statement of Additional Information.

There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. The table below shows the highest and lowest possible Accumulation Unit Value, assuming you select no optional benefits or assuming you select all optional benefits.

There is no information for the Sub-Accounts because as of December 31, 2012 the Sub-Accounts had not commenced operation.

                                                                     APP C-1

-------------------------------------------------------------------------------

APPENDIX C - FUND DATA

                                                         INVESTMENT                                   INVESTMENT
FUNDING OPTION                                        OBJECTIVE SUMMARY                           ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VARIABLE PORTFOLIOS,
INC.
 American Century VP Growth Fund -       Seeks long-term capital growth.              American Century Investment Management,
  Class II                                                                            Inc.
 American Century VP Mid Cap Value Fund  Seeks long-term capital growth. Income is a  American Century Investment Management,
  - Class II                             secondary objective.                         Inc.
 American Century VP Value Fund - Class  Seeks long-term capital growth. Income is a  American Century Investment Management,
  II                                     secondary objective                          Inc.
AMERICAN FUNDS INSURANCE SERIES(R)
 Global Growth and Income Fund - Class   Seeks to make your investment grow over      Capital Research and Management Company
  4                                      time and provide you with current income by
                                         investing primarily in stocks of
                                         well-established companies located around
                                         the world.
 Growth Fund - Class 4                   Seeks to make your investment grow by        Capital Research and Management Company
                                         investing primarily in common stocks of
                                         companies that appear to offer superior
                                         opportunities for growth of capital.
 Growth-Income Fund - Class 4            Seeks to make your investment grow and       Capital Research and Management Company
                                         provide you with income over time by
                                         investing primarily in common stocks or
                                         other securities that the investment
                                         adviser believes demonstrate the potential
                                         for appreciation and/ or dividends.
 International Fund - Class 4            Seeks to make your investment grow over      Capital Research and Management Company
                                         time by investing primarily in common
                                         stocks of companies domiciled outside the
                                         United States.
 New World Fund - Class 4                Seeks to make your investment grow over      Capital Research and Management Company
                                         time by investing primarily in stocks of
                                         companies with significant exposure to
                                         countries with developing economies and/or
                                         markets.
 Managed Risk Asset Allocation Fund -    Seeks high total return (including income    Capital Research and Management Company
  Class P2                               and capital gains) consistent with           Sub-advised by Milliman Financial Risk
                                         preservation of capital over the long term   Management LLC
                                         while seeking to manage volatility and
                                         provide downside protection.
BLACKROCK VARIABLE SERIES FUNDS, INC.
 BlackRock Capital Appreciation V.I.     Seeks long-term growth of capital.           BlackRock Advisors, LLC
  Fund - Class III                                                                    Sub-advised by BlackRock Investment
                                                                                      Management, LLC
 BlackRock Equity Dividend V.I. Fund -   Seek long-term total return and current      BlackRock Advisors, LLC
  Class III                              income.                                      Sub-advised by BlackRock Investment
                                                                                      Management, LLC
 BlackRock Global Allocation V.I. Fund   Seeks high total investment return.          BlackRock Advisors, LLC
  - Class III                                                                         Sub-advised by BlackRock Investment
                                                                                      Management, LLC

APP C-2

-------------------------------------------------------------------------------

                                                         INVESTMENT                                   INVESTMENT
FUNDING OPTION                                        OBJECTIVE SUMMARY                           ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
 BlackRock High Yield V.I. Fund - Class  Seeks to maximize total return, consistent   BlackRock Advisors, LLC
  III                                    with income generation and prudent           Sub-advised by BlackRock Financial
                                         investment management.                       Management, Inc.
 BlackRock U.S. Government Bond V.I.     Seeks to maximize total return, consistent   BlackRock Advisors, LLC
  Fund - Class III                       with income generation and prudent           Sub-advised by BlackRock Financial
                                         investment management.                       Management, Inc.
FORETHOUGHT VARIABLE INSURANCE TRUST
 Forethought American Funds(R) Managed   Seeks to provide income and capital          Forethought Investment Advisors, LLC
  Risk Portfolio - Series I              appreciation while seeking to manage         Sub-advised by Milliman Financial Risk
                                         volatility.                                  Management, LLC
 Forethought BlackRock Global            Seeks to provide income and capital          Forethought Investment Advisors, LLC
  Allocation Managed Risk Portfolio -    appreciation while seeking to manage         Sub-advised by Milliman Financial Risk
  Series I                               volatility.                                  Management, LLC
 Forethought Index Managed Risk          Seeks to provide income and capital          Forethought Investment Advisors, LLC
  Portfolio - Series I                   appreciation while seeking to manage         Sub-advised by Milliman Financial Risk
                                         volatility.                                  Management, LLC
 Forethought Select Advisor Managed      Seeks to provide income and capital          Forethought Investment Advisors, LLC
  Risk Portfolio - Series I              appreciation while seeking to manage         Sub-advised by Milliman Financial Risk
                                         volatility.                                  Management, LLC
 Forethought WMC Research Managed Risk   Seeks to provide income and capital          Forethought Investment Advisors, LLC
  Portfolio - Series I                   appreciation while seeking to manage         Sub-advised by Milliman Financial Risk
                                         volatility.                                  Management, LLC and Wellington Management
                                                                                      Company, LLC
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
 Franklin Income Securities Fund -       Seeks to maximize income while maintaining   Franklin Advisers, Inc.
  Class 4                                prospects for capital appreciation.
 Franklin Rising Dividends Securities    Seeks long-term capital appreciation with    Franklin Advisory Services, LLC
  Fund - Class 4                         preservation of capital as an important
                                         consideration.
 Franklin Small Cap Value Securities     Seeks long-term total return.                Franklin Advisory Services, LLC
  Fund - Class 4
 Franklin Strategic Income Securities    Seeks a high level of current income, with   Franklin Advisers, Inc.
  Fund - Class 4                         capital appreciation over the long term as
                                         a secondary goal.
 Mutual Shares Securities Fund - Class   Capital appreciation, with income as a       Franklin Mutual Advisers, LLC
  4                                      secondary goal.
 Templeton Foreign Securities Fund -     Seeks long-term capital growth.              Templeton Investment Counsel, LLC
  Class 4
 Templeton Global Bond Securities Fund   Seeks high current income, consistent with   Franklin Advisers, Inc.
  - Class 4                              preservation of capital, with capital
                                         appreciation as a secondary consideration.
 Templeton Growth Securities Fund -      Seeks long-term capital growth.              Templeton Global Advisors Limited
  Class 4
HARTFORD SERIES FUND, INC.
 Hartford Capital Appreciation HLS Fund  Seeks growth of capital.                     Hartford Funds Management Company, LLC
  - Class IB                                                                          Sub-advised by Wellington Management
                                                                                      Company, LLP

                                                                     APP C-3

-------------------------------------------------------------------------------

                                                         INVESTMENT                                   INVESTMENT
FUNDING OPTION                                        OBJECTIVE SUMMARY                           ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
 Hartford Dividend and Growth HLS Fund   Seeks a high level of current income         Hartford Funds Management Company, LLC
  - Class IB                             consistent with growth of capital.           Sub-advised by Wellington Management
                                                                                      Company, LLP
 Hartford Growth HLS Fund - Class IB     Seeks long-term capital appreciation.        Hartford Funds Management Company, LLC
                                                                                      Sub-advised by Wellington Management
                                                                                      Company, LLP
 Hartford High Yield HLS Fund - Class    Seeks to provide high current income, and    Hartford Funds Management Company, LLC
  IB                                     long-term total return.                      Sub-advised by Wellington Management
                                                                                      Company, LLP
 Hartford Index HLS Fund - Class IB      Seeks to provide investment results which    Hartford Funds Management Company, LLC
                                         approximate the price and yield performance  Sub-advised by Hartford Investment
                                         of publicly traded common stocks in the      Management Company
                                         aggregate.
 Hartford International Opportunities    Seeks long-term growth of capital.           Hartford Funds Management Company, LLC
  HLS Fund - Class IB                                                                 Sub-advised by Wellington Management
                                                                                      Company, LLP
 Hartford Portfolio Diversifier HLS      Seeks to produce investment performance      Hartford Funds Management Company, LLC
  Fund - Class IB                        that mitigates against significant declines  Sub-advised by Hartford Investment
                                         in the aggregate value of investment         Management Company
                                         allocations to equity mutual funds under
                                         certain variable annuity contracts, while
                                         also preserving the potential for modest
                                         appreciation in the Fund's net asset value
                                         when marrkets are appreciating.
 Hartford Total Return Bond HLS Fund -   Seeks a competitive total return, with       Hartford Funds Management Company, LLC
  Class IB                               income as a secondary objective              Sub-advised by Wellington Management
                                                                                      Company, LLP
 Hartford Value HLS Fund - Class IB      Seeks long-term total return.                Hartford Funds Management Company, LLC
                                                                                      Sub-advised by Wellington Management
                                                                                      Company, LLP
THE HUNTINGTON FUNDS
 Huntington VA Dividend Capture Fund     Total return with dividend income as an      Huntington Asset Advisors, Inc
                                         important component of that return.
 Huntington VA Growth Fund               Seeks long-term capital appreciation.        Huntington Asset Advisors, Inc
 Huntington VA Income Equity Fund        Current income and moderate appreciation of  Huntington Asset Advisors, Inc capital.
 Huntington VA International Equity      Seeks total return.                          Huntington Asset Advisors, Inc
  Fund
 Huntington VA Mid Corp America Fund     Seeks long-term capital appreciation.        Huntington Asset Advisors, Inc
 Huntington VA Mortgage Securities Fund  Current income.                              Huntington Asset Advisors, Inc
 Huntington VA Rotating Markets Fund     Seeks capital appreciation.                  Huntington Asset Advisors, Inc
 Huntington VA Situs Fund                Seeks long-term capital appreciation.        Huntington Asset Advisors, Inc

APP C-4

-------------------------------------------------------------------------------

                                                         INVESTMENT                                   INVESTMENT
FUNDING OPTION                                        OBJECTIVE SUMMARY                           ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS (INVESCO
VARIABLE INSURANCE FUNDS)
 Invesco V.I. Balanced-Risk Allocation   Seeks total return with a low to moderate    Invesco Advisers, Inc.
  Fund - Series II                       correlation to traditional financial market
                                         indices.
 Invesco V.I. Core Equity Fund - Series  Seeks long-term growth of capital.           Invesco Advisers, Inc.
  II
 Invesco V.I. International Growth Fund  Seeks long-term growth of capital.           Invesco Advisers, Inc.
  - Series II
 Invesco V.I. Mid Cap Core Equity Fund   Seeks long-term growth of capital.           Invesco Advisers, Inc.
  - Series II
 Invesco V.I. Money Market Fund -        Provides current income consistent with      Invesco Advisers, Inc.
  Series I                               preservation of capital and liquidity.
 Invesco V.I. Small Cap Equity Fund -    Seeks long-term growth of capital.           Invesco Advisers, Inc.
  Series II
LORD ABBETT SERIES FUND, INC.
 Bond Debenture Portfolio - Class VC     Seeks high current income and the            Lord, Abbett & Co. LLC
                                         opportunity for capital appreciation to
                                         produce a high total return.
 Fundamental Equity Portfolio - Class    Seeks long-term growth of capital and        Lord, Abbett & Co. LLC
  VC                                     income without excessive fluctuations in
                                         market value.
 Growth Opportunities Portfolio - Class  Seeks capital appreciation.                  Lord, Abbett & Co. LLC
  VC
MFS(R) VARIABLE INSURANCE TRUST
 MFS(R) Growth Series - Service Class    Seeks capital appreciation.                  MFS(R) Investment Management
 MFS(R) Investors Trust Series -         Seeks capital appreciation.                  MFS(R) Investment Management
  Service Class
 MFS(R) New Discovery Series - Service   Seeks capital appreciation.                  MFS(R) Investment Management
  Class
 MFS(R) Value Series - Service Class     Seeks capital appreciation.                  MFS(R) Investment Management
MFS(R) VARIABLE INSURANCE TRUST II
 MFS(R) International Value Portfolio -  Seeks capital appreciation.                  MFS(R) Investment Management
  Service Class
NORTHERN LIGHTS VARIABLE TRUST
 TOPSTM Managed Risk Balanced ETF        Seeks to provide income and capital          ValMark Advisers, Inc.
  Portfolio - Class 3                    appreciation with less volatility than the   Sub-advised by Milliman, Inc.
                                         fixed income and equity markets as a whole.
 TOPSTM Managed Risk Growth ETF          Seeks capital appreciation with less         ValMark Advisers, Inc.
  Portfolio - Class 3                    volatility than the equity markets as a      Sub-advised by Milliman, Inc.
                                         whole.
 TOPSTM Managed Risk Moderate Growth     Seeks capital appreciation with less         ValMark Advisers, Inc.
  ETF Portfolio - Class 3                volatility than the equity markets as a      Sub-advised by Milliman, Inc.
                                         whole.
PIMCO EQUITY SERIES VIT
 PIMCO EqS Pathfinder Portfolio(TM) -    Seeks capital appreciation.                  PIMCO
  Advisor Class

                                                                     APP C-5

-------------------------------------------------------------------------------

                                                         INVESTMENT                                   INVESTMENT
FUNDING OPTION                                        OBJECTIVE SUMMARY                           ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
PIMCO VARIABLE INSURANCE TRUST
 PIMCO All Asset Portfolio - Advisor     Seeks maximum real return, consistent with   PIMCO
  Class                                  preservation of real capital and prudent
                                         investment management.
 PIMCO Total Return Portfolio - Advisor  Seeks maximum total return, consistent with  PIMCO
  Class                                  preservation of capital and prudent
                                         investment management.
PUTNAM VARIABLE TRUST
 Putnam VT Equity Income Fund - Class    Seeks capital growth and current income.     Putnam Investment Management, LLC
  IB
 Putnam VT Income Fund - Class IB        Seeks high current income consistent with    Putnam Investment Management, LLC
                                         what Putnam Investment Management, LLC
                                         believes to be prudent risk.
 Putnam VT Voyager Fund - Class IB       Seeks capital appreciation.                  Putnam Investment Management, LLC

* In a low interest rate environment, yields for money market funds, after deduction of Contract charges may be negative even though the fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Sub-Account or participate in an Asset Allocation Program where Contract Value is allocated to a money market Sub-Account, that portion of your Contract Value may decrease in value.

                                                                     APP D-1

-------------------------------------------------------------------------------

APPENDIX D - OPTIONAL RIDER INVESTMENT RESTRICTIONS

            ANNUAL LOCK INCOME BENEFIT AND DAILY LOCK INCOME BENEFIT

                        ELECTED BEFORE NOVEMBER 18, 2013

If you elected Annual Lock Income Benefit or Daily Lock Income Benefit, you must allocate your Contract Value to one or more of the approved individual Sub-Accounts or to one of the Personal Protection Portfolio listed below. Personal Protection Portfolios are rebalanced monthly.

                             APPROVED SUB-ACCOUNTS

American Funds Insurance Series(R) - Managed Risk Asset
Allocation Fund
FVIT American Funds(R) Managed Risk Portfolio
FVIT BlackRock Global Allocation Managed Risk Portfolio
FVIT Index Managed Risk Portfolio
FVIT Select Advisor Managed Risk Portfolio
FVIT WMC Research Managed Risk Portfolio
TOPS(TM) Managed Risk Balanced ETF Portfolio
TOPS(TM) Managed Risk Growth ETF Portfolio
TOPS(TM) Managed Risk Moderate Growth ETF Portfolio

IF YOU HAVE ELECTED DAILY LOCK INCOME BENEFIT OR ANNUAL LOCK INCOME BENEFIT AND CHOOSE NOT TO INVEST IN THE PERSONAL PROTECTION PORTFOLIOS, YOU MUST ALLOCATE 100% OF CONTRACT VALUE TO ANY COMBINATION OF THESE APPROVED SUB-ACCOUNTS. AN APPROVED SUB-ACCOUNT CANNOT BE COMBINED WITH PERSONAL PROTECTION PORTFOLIOS
(PPP). ONCE INVESTED IN A PPP MODEL, YOU MAY TRANSFER THE FULL AMOUNT INVESTED TO ANY OF THESE APPROVED SUB-ACCOUNT, HOWEVER, TRANSFERS BACK TO A PPP MODEL WILL NOT BE PERMITTED AS YOU CANNOT TRANSFER ASSETS TO A PPP MODEL ONCE INVESTED IN THESE APPROVED SUB-ACCOUNTS.

                         PERSONAL PROTECTION PORTFOLIOS

AMERICAN PORTFOLIO

Hartford Portfolio Diversifier HLS Fund                                      50%
American Funds Growth Fund                                                   20%
American Funds Growth-Income Fund                                            20%
American Funds International Fund                                            10%
TOTAL                                                                       100%

BALANCED PORTFOLIO

Hartford Portfolio Diversifier HLS Fund                                      50%
PIMCO EqS Pathfinder Portfolio                                               15%
BlackRock Equity Dividend V.I. Fund                                          15%
BlackRock Capital Appreciation V.I. Fund                                     10%
MFS(R) Growth Series                                                         10%
TOTAL                                                                       100%

BALANCED PLUS PORTFOLIO

Hartford Portfolio Diversifier HLS Fund                                      50%
MFS(R) Value Series                                                          20%
American Century VP Growth Fund                                              15%
American Century VP Mid Cap Value Fund                                        5%
Invesco V.I. International Growth Fund                                        5%
Templeton Foreign Securities Fund                                             5%
TOTAL                                                                       100%

APP D-2

-------------------------------------------------------------------------------

FRANKLIN PORTFOLIO

Hartford Portfolio Diversifier HLS Fund                                      50%
Mutual Shares Securities Fund                                                20%
Templeton Growth Securities Fund                                             15%
Franklin Rising Dividends Securities Fund                                    10%
Franklin Small Cap Value Securities Fund                                      5%
TOTAL                                                                       100%

GROWTH PLUS PORTFOLIO

Hartford Portfolio Diversifier HLS Fund                                      50%
Lord Abbett Fundamental Equity Portfolio                                     15%
American Funds Growth Fund                                                   10%
Invesco V.I. International Growth Fund                                       10%
Putnam VT Voyager Fund                                                       10%
MFS(R) New Discovery Series                                                   5%
TOTAL                                                                       100%

HARTFORD PORTFOLIO

Hartford Portfolio Diversifier HLS Fund                                      50%
Hartford Capital Appreciation HLS Fund                                       20%
Hartford Dividend and Growth HLS Fund                                        20%
Hartford International Opportunities HLS Fund                                10%
TOTAL                                                                       100%

HUNTINGTON WORLD CLASS DIVERSIFIER PORTFOLIO

Hartford Portfolio Diversifier HLS Fund                                      50%
Huntington VA Dividend Capture Fund                                          20%
Huntington VA Income Equity Fund                                             20%
Huntington VA International Equity Fund                                      10%
TOTAL                                                                       100%

INDEX PORTFOLIO

Hartford Portfolio Diversifier HLS Fund                                      50%
Hartford Index HLS Fund                                                      50%
TOTAL                                                                       100%

VALUE PLUS PORTFOLIO

Hartford Portfolio Diversifier HLS Fund                                      20%
Invesco V.I. Core Equity Fund                                                15%
Hartford Value HLS Fund                                                      10%
Putnam VT Equity Income Fund                                                 10%
Templeton Foreign Securities Fund                                            10%
Invesco V.I. Small Cap Equity Fund                                            5%
TOTAL                                                                       100%

                                                                     APP D-3

-------------------------------------------------------------------------------

               MAXIMUM ANNIVERSARY VALUE AND MAXIMUM DAILY VALUE

                        ELECTED BEFORE NOVEMBER 18, 2013

If you elected Maximum Anniversary Value or Maximum Daily Value, you may choose to invest in either the Portfolio Planner Asset Allocation Models, the Investment Strategy Models or approved individual Sub-Accounts. Portfolio Planner Asset Allocation and Investment Strategy models are rebalanced quarterly.

                             APPROVED SUB-ACCOUNTS

American Funds Insurance Series(R) - Managed Risk Asset
Allocation Fund
BlackRock Global Allocation V.I. Fund
BlackRock U.S. Government Bond V.I. Fund
Hartford Total Return Bond HLS Fund
FVIT American Funds(R) Managed Risk Portfolio
FVIT BlackRock Global Allocation Managed Risk Portfolio
FVIT Index Managed Risk Portfolio
FVIT Select Advisor Managed Risk Portfolio
FVIT WMC Research Managed Risk Portfolio
Invesco V.I. Balanced-Risk Allocation Fund
Invesco V.I. Money Market Fund
PIMCO All Asset Portfolio
PIMCO Total Return Portfolio
Putnam VT Income Fund
TOPS(TM) Managed Risk Balanced ETF Portfolio
TOPS(TM) Managed Risk Growth ETF Portfolio
TOPS(TM) Managed Risk Moderate Growth ETF Portfolio

                 PORTFOLIO PLANNER ASSET ALLOCATION(SM) MODELS

SUB-ACCOUNT                    BALANCED       MODERATE GROWTH         GROWTH
--------------------------------------------------------------------------------
American Funds Growth Fund          7%                 8%                 9%
BlackRock High Yield V.I.
 Fund                               5%                 5%                 5%
Franklin Small Cap Value
 Securities Fund                    0%                 2%                 2%
Franklin Strategic Income
 Securities Fund                    4%                 4%                 3%
Hartford Dividend and
 Growth HLS Fund                    6%                 7%                 8%
Hartford International
 Opportunities HLS Fund             0%                 0%                 4%
Hartford Total Return Bond
 HLS Fund                          11%                 9%                 6%
Huntington Income Equity
 Fund                               5%                 6%                 7%
Huntington Mortgage
 Securities Fund                   11%                 8%                 6%
Huntington VA Dividend
 Capture Fund                       7%                 8%                 9%
Huntington VA Growth Fund           4%                 5%                 6%
Huntington VA
 International Equity Fund          4%                 5%                 5%
Huntington VA Mid Corp
 America Fund                       2%                 3%                 4%
Huntington VA Situs Fund            3%                 3%                 2%
Invesco V.I. International
 Growth Fund                        3%                 4%                 3%
Invesco V.I. Small Cap
 Equity Fund                        3%                 2%                 3%
Lord Abbett Growth
 Opportunities Portfolio            0%                 0%                 2%
MFS(R) International Value
 Portfolio                          3%                 4%                 3%
MFS(R) Investors Trust
 Series                             3%                 3%                 3%
PIMCO Total Return
 Portfolio                         12%                 8%                 5%
Templeton Global Bond
 Securities Fund                    7%                 6%                 5%
TOTAL                             100%               100%               100%

APP D-4

-------------------------------------------------------------------------------

                           INVESTMENT STRATEGY MODELS

GROWTH STRATEGY

American Century VP Growth Fund                                              25%
MFS(R) Growth Series                                                         25%
Putnam VT Equity Income Fund                                                 20%
Hartford Total Return Bond HLS Fund                                          15%
Lord Abbett Bond Debenture Portfolio                                         15%
TOTAL                                                                       100%

HUNTINGTON WORLD CLASS GROWTH STRATEGY

American Funds Global Growth and Income Fund                                 15%
Franklin Income Securities Fund                                              15%
Huntington VA Dividend Capture Fund                                          15%
Huntington VA International Equity Fund                                      15%
Huntington VA Mid Corp America Fund                                          10%
Huntington VA Situs Fund                                                      5%
PIMCO Total Return Portfolio                                                 25%
TOTAL                                                                       100%

INTERNATIONAL STRATEGY

PIMCO Total Return Portfolio                                                 30%
American Funds Global Growth and Income Fund                                 25%
Invesco V.I. Core Equity Fund                                                25%
Invesco V.I. International Growth Fund                                       20%
TOTAL                                                                       100%

VALUE STRATEGY

Putnam VT Income Fund                                                        30%
BlackRock Equity Dividend V.I. Fund                                          25%
Mutual Shares Securities Fund                                                25%
MFS(R) International Value Portfolio                                         20%
TOTAL                                                                       100%

                                                                     APP D-5

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             ANNUAL LOCK INCOME BENEFIT, DAILY LOCK INCOME BENEFIT,
               MAXIMUM ANNIVERSARY VALUE AND MAXIMUM DAILY VALUE

                     ELECTED ON OR AFTER NOVEMBER 18, 2013

If you elected Annual Lock Income Benefit, Daily Lock Income Benefit, Maximum Anniversary Value or Maximum Daily Value you must allocate your Contract Value to one or more of the approved individual Sub-Accounts below.

                             APPROVED SUB-ACCOUNTS

American Funds Insurance Series(R) -Managed Risk Asset Allocation
Fund
FVIT American Funds(R) Managed Risk Portfolio
FVIT BlackRock Global Allocation Managed Risk Portfolio
FVIT Index Managed Risk Portfolio
FVIT Select Advisor Managed Risk Portfolio
FVIT WMC Research Managed Risk Portfolio
TOPS(TM) Managed Risk Balanced ETF Portfolio
TOPS(TM) Managed Risk Growth ETF Portfolio]
TOPS(TM) Managed Risk Moderate Growth ETF Portfolio

To obtain a Statement of Additional Information, please complete the form below and mail to:

    Forethought Life Insurance Company
    Annuity Service Center
    P.O. Box 758507
    Topeka, Kansas 66675-8507

Please send a Statement of Additional Information to me at the following address:

----------------------------------------------------------------
                              Name
----------------------------------------------------------------
                            Address
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     City/State                                   Zip Code

Contract Name
Issue Date

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                       FORETHOUGHT LIFE INSURANCE COMPANY
                              300 N. MERIDIAN ST.
                                   SUITE 1800
                             INDIANAPOLIS, IN 46204
                                 1-866-645-2449

                   HUNTINGTON FORERETIREMENT VARIABLE ANNUITY

This Statement of Additional Information contains additional information to the Prospectus for the individual deferred flexible premium variable annuity contract ("Contract"). This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectus for the Contract. The Prospectus for the Contract is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy by writing us at our Annuity Service Center or calling the toll-free number shown above.


Dated: November 18, 2013


TABLE OF CONTENTS


GENERAL INFORMATION                                                            2
  Safekeeping of Assets                                                        2
  Independent Registered Public Accounting                                     2
   Firms
  Non-Participating                                                            2
  Misstatement of Age or Sex                                                   2
  Principal Underwriter                                                        2
  Additional Payments                                                          2
PERFORMANCE RELATED INFORMATION                                                2
  Total Return for all Sub-Accounts                                            2
  Yield for Sub-Accounts                                                       3
  Money Market Sub-Accounts                                                    3
  Additional Materials                                                         3
  Performance Comparisons                                                      4
FINANCIAL STATEMENTS                                                         F-1

2

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GENERAL INFORMATION

SAFEKEEPING OF ASSETS

We hold title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from our general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS


The statutory financial statements of Forethought Life Insurance Company as of December 31, 2012 and for the period then ended included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 101 West Washington Street, Suite 1300, Indianapolis, Indiana, 46204.


NON-PARTICIPATING

The Contract is non-participating and we pay no dividends.

MISSTATEMENT OF AGE OR SEX

If an Owner or Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.

PRINCIPAL UNDERWRITER

The Contracts, which are offered continuously, are distributed by Forethought Distributors, LLC. Forethought Distributors, LLC serves as Principal Underwriter for the securities issued with respect to the Separate Account. Forethought Distributors, LLC is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the Financial Industry Regulatory Authority, Inc. Forethought Distributors, LLC is ultimately controlled by Forethought Financial Group.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

As stated in the prospectus, we (or our affiliates) pay Additional Payments to Financial Intermediaries. In addition to the Financial Intermediaries listed in the prospectus with whom we have an ongoing contractual arrangement to make Additional Payments, listed below are all Financial Intermediaries that received Additional Payments with at least a $100 value in 2012 of items such as sponsorship of meetings, education seminars, and travel and entertainment, whether or not an ongoing contractual relationship exists.

PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

TOTAL RETURN FOR ALL SUB-ACCOUNTS

When a Sub-Account advertises its standardized total return, it will be calculated on a quarterly basis from the date the underlying fund is made available in the Separate Account for one, five and ten year periods or some other relevant periods if the underlying fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, the Total Annual Fund Operating Expenses, applicable Sales Charges, Premium Based Charges, if applicable, Separate Account Annual Expenses, and the Annual Maintenance Fee are deducted from a hypothetical initial Premium Payment of $1,000.00. Standardized total returns do not include charges for optional benefit riders.

The formula we use to calculate standardized total return is P(1+T)n = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.

The Sub-Account may advertise a non-standardized total return. These figures will be calculated on a monthly basis from the inception date of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is

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measured in the same manner as the standardized total return described above, except that non-standardized total return does not include the Annual Maintenance Fee, Premium Based Charges, if applicable, or Sales Charges. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

The Sub-Account may also advertise adjusted non-standardized total return. These figures will be calculated on a monthly basis from the inception date of the underlying fund for one, five and ten year periods or other relevant periods. Adjusted non-standardized total return is measured in the same manner as the standardized total return described above.

A Sub-Account may advertise non-standardized total returns for periods predating its inception as an investment option in this variable annuity. Such non-standardized total returns reflect the adjusted historical returns of the underlying Fund in which the Sub-Account invests, as adjusted for certain Separate Account annual expenses (Mortality and Expense Risk Charges and Administrative Fees), but excludes adjustments for optional riders or deductions for Annual Maintenance Fees, sales charges, premium taxes and federal/state taxes (including possible penalties

YIELD FOR SUB-ACCOUNTS

If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.

The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.

The formula we use to calculate yield is:

                      YIELD = 2[  (a -b  +1)TO THE POWER OF 6 -1].
                                  -----
                                   cd

In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.

MONEY MARKET SUB-ACCOUNTS

At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.

Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. We take a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculate the net change in its value from the beginning of the base period to the end of the base period. We then subtract an amount equal to the total deductions for the Contract and then divide that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR." Once the base period return is calculated, we then multiply it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.

The formula for this calculation is YIELD = BPR x (365/7), where BPR = (A -
B)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "B" is equal to the amount that [ ] deducts for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. "C" represents the value of the Sub-Account at the beginning of the base period.

Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation we use is:

    EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) TO THE POWER OF 365/7] - 1.

ADDITIONAL MATERIALS

We may provide information on various topics to Owners and prospective Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

4

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PERFORMANCE COMPARISONS

Each Sub-Account may, from time to time, include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

FORETHOUGHT LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS AND

SUPPLEMENTAL INFORMATION

December 31, 2012 and 2011

[PRICEWATERHOUSECOOPERS LLP LOGO]

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors of
Forethought Life Insurance Company:

We have audited the accompanying statutory financial statements of Forethought Life Insurance Company ("the Company"), which comprise the statutory statements of admitted assets, liabilities and surplus as of December 31, 2012 and 2011, and the related statutory statements of income and changes in surplus, and cash flows for the years then ended.

MANAGEMENT'S RESPONSIBILITY FOR THE FINANCIAL STATEMENTS

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Indiana Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

AUDITOR'S RESPONSIBILITY

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

OPINION ON STATUTORY BASIS OF ACCOUNTING

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2012 and 2011, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Indiana Department of Insurance described in Note 2.

/s/ PricewaterhouseCoopers LLP

April 4, 2013

PricewaterhouseCoopers LLP, 101 W. Washington Street, Suite 1300, Indianapolis, IN 46204
T: (317) 222-2202, F: (317) 940-7660, www.pwc.com/us

FORETHOUGHT LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------

STATUTORY STATEMENTS OF ADMITTED ASSETS,
LIABILITIES AND CAPITAL AND SURPLUS
DECEMBER 31, 2012 AND 2011

(in thousands, except share amounts)

                                                         2012           2011
--------------------------------------------------------------------------------
ADMITTED ASSETS
Invested assets
 Bonds                                                 $ 5,489,299    $4,893,135
 Common stocks -- unaffiliated                               2,935         2,957
 Mortgage loans on real estate                             339,652       296,006
 Real estate                                                    --         2,078
 Cash, cash equivalents, and short-term investments        233,172        96,494
 Contract loans and other invested assets                   65,251        64,521
                                                     -------------  ------------
      Total invested assets                              6,130,309     5,355,191
Deferred and uncollected premiums                           22,245        22,812
Investment income due and accrued                           69,522        63,894
Net deferred tax asset                                      24,920        23,382
Other assets                                                 9,056           557
                                                     -------------  ------------
      Total admitted assets                             $6,256,052    $5,465,836
                                                     =============  ============
LIABILITIES
 Reserves for future policy benefits                   $ 5,444,296    $4,786,906
 Policy and contract claims                                  7,402         6,841
 Funds held under reinsurance treaties with
  unauthorized reinsurers                                  201,242       100,402
 Asset valuation reserve                                    32,286        27,598
 Interest maintenance reserve                               86,432        78,381
 Current tax payables                                        8,766         9,505
 Other liabilities                                          14,256        39,823
                                                     -------------  ------------
      Total liabilities                                  5,794,680     5,049,456
                                                     -------------  ------------
CAPITAL AND SURPLUS
 Capital stock, $2,500 par value per share, 1,000
  shares authorized, issued and outstanding at 2012
  and 2011                                                   2,500         2,500
 Gross paid in and contributed surplus                     325,553       325,553
 Special surplus funds                                          --         8,156
 Unassigned surplus                                        133,319        80,171
                                                     -------------  ------------
      Total capital and surplus                            461,372       416,380
                                                     -------------  ------------
      Total liabilities, capital and surplus            $6,256,052    $5,465,836
                                                     =============  ============

   The accompanying notes are an integral part of these financial statements.

FORETHOUGHT LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF OPERATIONS AND
CHANGES IN CAPITAL AND SURPLUS
DECEMBER 31, 2012 AND 2011

--------------------------------------------------------------------------------

(in thousands)

                                          YEAR ENDED DECEMBER 31,
                                     2012                          2011
--------------------------------------------------------------------------------
REVENUES
 Life and annuity premiums
  earned                           $ 1,413,812                     $877,285
 Net investment income                 306,820                      263,327
 Amortization of interest
  maintenance reserve                   13,254                       13,185
 Commissions and expense
  allowances on
  reinsurance ceded                     15,982                          683
 Other income                            1,325                            5
                                 -------------                 ------------
      Total revenues                 1,751,193                    1,154,485
                                 -------------                 ------------
BENEFITS AND EXPENSES
 Death and annuity
  benefits                             422,701                      403,723
 Surrender benefits paid               145,892                      116,154
 Increase in reserves for
  future policy benefits               656,911                      374,241
 Change in modco reserves
  assumed                              194,875                           --
 Commissions                           139,445                      107,066
 General insurance
  expenses                              64,277                       63,341
 Taxes, licenses and fees                7,925                        9,361
 Decrease in loading on
  deferred and uncollected
  premiums                              (1,408)                      (2,129)
 Other expenses                          4,190                           --
                                 -------------                 ------------
      Total benefits and
      expenses                       1,634,808                    1,071,757
                                 -------------                 ------------
 Net gain from operations
  before federal income
  taxes and realized
  capital losses                       116,385                       82,728
 Federal income taxes                   34,411                       23,584
                                 -------------                 ------------
 Net gain from operations               81,974                       59,144
                                 -------------                 ------------
 Realized capital losses,
  net of tax and transfer
  to IMR                               (13,013)                      (8,437)
                                 -------------                 ------------
      Net income                       $68,961                      $50,707
                                 =============                 ============
Capital and surplus,
 beginning of year                   $ 416,380                     $417,342
Net income                              68,961                       50,707
Change in net unrealized
 capital gains (losses),
 net of tax                              8,108                       (8,576)
Change in net deferred
 income tax                              6,069                        4,630
Change in nonadmitted
 assets                                  1,542                       (5,162)
Change in additional
 admitted deferred tax
 asset                                      --                        3,513
Change in asset valuation
 reserve                                (4,688)                      (6,074)
Dividends to stockholders              (35,000)                     (40,000)
                                 -------------                 ------------
      Capital and surplus,
      end of year                     $461,372                     $416,380
                                 =============                 ============

   The accompanying notes are an integral part of these financial statements.

FORETHOUGHT LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF CASH FLOW
DECEMBER 31, 2012 AND 2011

--------------------------------------------------------------------------------

(in thousands)

                                               2012                2011
--------------------------------------------------------------------------------
CASH FROM OPERATIONS
 Premiums and annuity considerations         $ 1,519,213           $981,632
 Net investment income                           294,082            273,748
 Other income                                     18,662              2,696
                                           -------------       ------------
      Total receipts from operations           1,831,957          1,258,076
 Benefit and loss related payments               573,856            515,870
 Commissions and expenses paid                   430,243            171,436
 Federal and foreign income taxes paid            48,663             37,491
                                           -------------       ------------
      Total payments from operations           1,052,762            724,797
                                           -------------       ------------
      Net cash from operations                   779,195            533,279
CASH FROM INVESTMENTS
 Proceeds from investments sold, matured
  or called
  Bonds                                        1,082,759            733,619
  Other invested assets                           71,717             33,617
                                           -------------       ------------
      Total cash proceeds from
      investments                              1,154,476            767,236
 Cost of investments acquired
  Bonds                                        1,651,521          1,006,629
  Other invested assets                          107,969            174,297
                                           -------------       ------------
      Total cost of investments acquired       1,759,490          1,180,926
 Net increase in policy loans and premium
  notes                                              227                509
                                           -------------       ------------
      Net cash from investments                 (605,241)          (414,199)
CASH FROM FINANCING AND MISCELLANEOUS
 SOURCES
 Cash applied
  Dividends to stockholders                      (35,000)           (40,000)
  Other cash provided (applied)                   (2,276)             2,022
                                           -------------       ------------
      Net cash from financing and
      miscellaneous sources                      (37,276)           (37,978)
                                           -------------       ------------
  Net change in cash and short-term
   investments                                   136,678             81,102
Cash, cash equivalents, and short-term
 investments, beginning of year                   96,494             15,392
                                           -------------       ------------
      Cash, cash equivalents, and
      short-term investments, end of year       $233,172            $96,494
                                           =============       ============

   The accompanying notes are an integral part of these financial statements.

FORETHOUGHT LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2012 AND 2011

--------------------------------------------------------------------------------

(in thousands)

1.  ORGANIZATION AND NATURE OF OPERATIONS

ORGANIZATION

Forethought Life Insurance Company ("FLIC or the Company") is a wholly-owned subsidiary of Forethought Financial Services, Inc. ("FFSI") as of December 31, 2011, which is a wholly-owned subsidiary of Forethought Financial Group, Inc. ("FFGI"). FFGI was formed in December 2003 for the principal purpose of acquiring FFSI and its wholly-owned insurance subsidiaries from Hillenbrand Industries, Inc. The Company was previously a wholly-owned subsidiary of Forethought National Life Insurance Company ("FNLIC"). On March 7, 2011, FNLIC received approval from the Texas Department of insurance to make an extraordinary distribution of its investment in the common stock of FLIC to FNLIC's parent, FFSI. On March 21, 2011, all the outstanding stock of the company was transferred from FNLIC to FFSI in a transaction qualifying under Internal Revenue Code ("IRC") Section 355.

The Company was organized on February 14, 1980 and is a stock life insurance company organized under the provisions of the laws of the state of Indiana. The Company sells preneed and final expense life insurance, annuities and Medicare supplement insurance. The Company is licensed in 49 states, the District of Columbia and Puerto Rico. Since its inception, FLIC has marketed nonparticipating individual and group life insurance products used to fund prearranged funerals. FLIC's life insurance products are sold by independent agents typically associated with funeral homes or cemeteries, and other funeral home representatives. Beginning in 2007, the Company began to market fixed indexed annuities through independent marketing organizations, and in 2008 the Company began to market final expense policies. In 2010, the Company began to market Medicare supplement insurance.

In 2010, the Company created a new subsidiary, FLIC Properties, LLC. As of December 31, 2012, the carrying value of FLIC Properties, LLC was $5,373.

The following is a description of the most significant risks facing life and health insurers and how the Company mitigates those risks:

LEGAL/REGULATORY RISK is the risk that changes in the legal or regulatory environment in which an insurer operates will create additional expenses not anticipated by the insurer in pricing its products. That is, regulatory initiatives designed to reduce insurer profits, new legal theories, or insurance company insolvencies through guaranty fund assessments may create costs for the insurer beyond those recorded in the financial statements. The Company mitigates this risk by operating throughout the United States, thus reducing its exposure to any single jurisdiction, by tracking and attempting to influence legal and regulatory initiatives, and by adopting policies designed to limit exposure to legal liability.

CREDIT RISK is the risk that issuers of securities owned by the Company or mortgagors on residential and commercial mortgage loans owned by the Company will default or that other parties, including reinsurers, which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining credit and collection policies and by providing for any amounts deemed uncollectible.

INTEREST RATE RISK is the risk that interest rates will change and cause a decrease in the value of an insurer's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets produce cash flows, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

Most of the Company's products expose it to the risk that changes in interest rates will reduce its investment margin or "spread," or the difference between the amounts the Company is required to pay under the contracts and the rate of return it is able to earn on its investments intended to support obligations under the contracts. The Company's spread is a key component of its net income.

As interest rates decrease or remain at low levels, the Company may be forced to reinvest proceeds from investments that have matured or have been prepaid or sold at lower yields, reducing its investment margin. Lowering interest crediting rates can help offset decreases in investment margins on some products. However, the Company's ability to lower these rates could be limited by competition or contractually guaranteed minimum rates and may not match the timing or magnitude of changes in asset yields. As a result, the Company's spread could decrease or become negative.

FORETHOUGHT LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2012 AND 2011

--------------------------------------------------------------------------------

(in thousands)

MORTALITY RISK is the risk that the Company's mortality experience will materially exceed the mortality assumed when the products were originally priced. There are a large number of policies at small face amounts. This coupled with the homogeneity of the business written allows the Company to predict mortality risk with a relatively high degree of accuracy. Any random variation in experience is relatively small.

RATING AGENCY RISK is the risk that the Company may be impacted due to adverse actions by rating agencies. The Company actively engages with the rating agencies throughout the year.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements have been prepared in conformity with statutory accounting practices prescribed or permitted by the Insurance Department of the State of Indiana ("SAP"), which differ in some respects from accounting principles generally accepted in the United Stated of America ("GAAP"). The more significant of these differences are as follows:

- Bonds and stocks are valued in accordance with rules prescribed by the National Association of Insurance Commissioners, ("NAIC"), whereby bonds eligible for amortization under such rules are stated at amortized cost. The NAIC prescribes the use of a scientific interest method for amortizing debt securities. All other bonds are stated at values prescribed by the NAIC. The NAIC issued SSAP 43R, LOAN-BACKED AND STRUCTURED SECURITIES in 2009 to determine the statutory carrying value of certain non-agency residential mortgage backed securities. Based upon the carrying values relative to five price points provided by the NAIC, the non-agency residential mortgage-backed securities are carried at amortized cost if the rating was NAIC 1 to 5 and at fair value if the NAIC rating is 6. Common stocks of other than affiliates are carried at market value and common stocks of insurance company affiliates are carried at statutory equity plus unamortized goodwill. Under GAAP, equity securities that have readily determinable fair values and debt securities would be classified into three categories: held-to-maturity, trading, and available-for-sale. Held-to-maturity securities would be reported at amortized cost. Trading securities would be reported at fair value, with unrealized gains and losses reported as a separate component of income. Available-for-sale securities would be reported at fair value, with unrealized gains and losses, net of applicable taxes, reported as a separate component of equity.

- Acquisition costs, such as commissions and other costs in connection with acquiring new business, are charged to operations as incurred for SAP rather than deferred and amortized over the lives of the policies as would be required under GAAP.

- Policy reserves are determined using the 1980 Commissioners Standard Ordinary (1980 CSO) or 2001 Commissioners Standard Ordinary (2001 CSO) mortality table and interest rates that were applicable at the time of policy issue. Withdrawals and discretionary death benefit increases are not considered in the calculation of statutory reserves. GAAP reserves are based on mortality assumptions that reflect the company's experience, cash value interest rates, and expected death benefit increases.

- An asset valuation reserve ("AVR") and an interest maintenance reserve ("IMR") are recorded in accordance with SAP. The AVR is a reserve designed to reduce the impact on surplus for fluctuations in the market value of all invested assets by providing an investment reserve for potential future losses on invested assets. The IMR, reduced by federal income taxes, defers the recognition of net gains/losses realized on the sale of fixed maturity investments resulting from changes in interest rates. Such net gains/losses are amortized to income over the remaining lives of the assets sold.

- The investment in wholly-owned subsidiaries is valued based on the statutory equity method, with changes in value reflected directly in surplus, rather than consolidated as would be required under GAAP.

- Dividends received from affiliates are recognized in net investment income to the extent they do not exceed the accumulated earnings calculated at the subsidiary level. Dividends in excess of this amount are recorded as return of capital.

- Under statutory accounting practices, certain assets are designated as "nonadmitted assets" and are not included in the accompanying Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus since these assets are not taken into account in determining an insurer's financial condition. Nonadmitted assets primarily include intangible assets, furniture and equipment, agents' debit balances, and receivables over 90 days old.

- The methodology used to determine the portion of the deferred tax asset that is nonadmitted under SSAP 101, INCOME TAXES ("SSAP 101"), differs from the determination of the valuation allowance under GAAP guidance. Changes in deferred income taxes are not reported as a component of net income and instead are presented as a component of surplus.

FORETHOUGHT LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2012 AND 2011

--------------------------------------------------------------------------------

(in thousands)

The effects on the financial statements of the variances between statutory and GAAP, although not readily determinable, are assumed to be material.

VALUATION OF INVESTMENTS

Investment income is recorded when earned. Realized gains and losses on sale or maturity of investments are generally determined on the basis of FIFO (First In, First Out). Aggregate unrealized capital gains and losses are credited or charged directly to unassigned surplus, net of taxes. SAP requires that unrealized capital losses on investments that are determined to be other-than-temporary declines in value must be reclassified to realized capital losses. The Company reviews its investment portfolio on a periodic basis to determine other-than-temporary declines in value. In evaluating whether a decline in value is other-than-temporary, management considers several factors including, but not limited to, 1) the Company's ability and intent to retain the security for a sufficient amount of time for it to recover, 2) the extent and duration of the decline in value, 3) the probability of collecting all cash flows according to contractual terms in effect at acquisition or restructuring,
4) relevant industry conditions and trends, and 5) the financial condition and current and future business prospects of the issuer.

Mortgage-backed and asset-backed securities are stated at amortized cost using a prospective basis. The prospective approach recognizes, through the recalculation of the effective yield to be applied to future periods, the effects of all cash flows whose amounts differ from those estimated earlier. Changes in amortization and amortized cost will occur in future periods. Assumptions for mortgage-backed and asset-backed securities are updated twice a year. Agency pass-through and collateralized mortgage obligations use the twelve month prepayment speed assumption. Non-agency collateralized mortgage obligations and asset-backed securities are updated using projected principal payment windows.

Unaffiliated common stocks are carried at market value as published by the NAIC. Fair value has been determined using quoted NAIC market prices for publicly traded securities. Unrealized gains and losses are reflected in surplus, net of deferred taxes.

Mortgage loans on real estate are carried at unpaid principal balances, net of discounts/premiums and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are based on the fair value of the collateral. Fair value is determined by discounting the projected cash flows for each property to determine the current net present value.

All real estate is recorded in the financial statements at historical cost, less accumulated depreciation. In accordance with SAP, the Company has included $493 in 2012 and $1,183 in 2011 in both its investment income and general expenses for rent related to the Company's occupancy of its home office. The home office and related improvements are being depreciated on a straight-line basis over the estimated useful life of the building (40 years). Accumulated depreciation on real estate was $4,243 at December 31, 2011.

On May 31, 2012, the Company sold its office building located in Batesville, Indiana for net proceeds of $1.9 million, realizing a loss of $55. The Company leased from the purchasers a portion of the building for a seven year period.

The Company holds investments in Low Income Housing Tax Credits with 12 years remaining of unexpired tax credits and with a required holding period of 15 years.

The Company considers all investments with original maturities less than one year at the date of acquisition to be short-term investments, and all investments with maturities less than ninety days at the date of acquisition to be cash equivalents. Short-term investments and cash equivalents are carried at amortized cost, which approximates fair value.

All securities are recorded in the financial statements on a trade date basis except for the acquisition of private placement bonds, which are recorded on the funding date.

DERIVATIVE INSTRUMENTS

The Company issues fixed indexed annuity ("FIA") products that provide for potential return that is linked to the S&P 500 index. At December 31, 2012 and 2011, the Company had $2,589,688 and $1,685,113 of FIA reserves, respectively. The Company purchases S&P 500 index call options for the purpose of hedging the potential increases to policyholder benefits resulting from increases in the S&P 500 Index. The Company's hedges are categorized as fair value hedges.

FORETHOUGHT LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2012 AND 2011

--------------------------------------------------------------------------------

(in thousands)

The S&P 500 index call options have met the criteria of highly effective hedges in 2012 and therefore received hedge accounting treatment in accordance with SSAP 86, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. Under such treatment, options are recorded at cost and marked to market with any change in unrealized reported as a component of net investment income. Upon exercise or expiration, the difference between the cash proceeds and cost is recognized as investment income / (loss).

As of December 31, 2012, the Company owned call options with a fair value and carrying value of $10,112 and book value of $14,362. The difference of ($4,250) is reported as part of net investment income earned. In 2012, the Company also reported realized losses on call options of $16,431 which reduces net investment income. As of December 31, 2011, the Company owned call options with a fair value and carrying value of $7,394 and book value of $15,701. The difference of $3,905 is reported as part of net investment income earned.

The Company also issues life products whose death benefit growth rate is determined by various consumer price indexes. The Company has hedged this risk by entering into CPI swaps. The Company previously accounted for these swaps as ineffective hedges. As such, the swaps were recorded at cost and marked to market with the change in market value recorded as unrealized gains or losses in capital and surplus. In 2012, the Company performed a detailed analysis of the effectiveness in achieving offsetting cash flows attributable to the hedged risk during the term of the hedge from inception. As a result, the Company has deemed the hedge to be highly effective under the requirements of SSAP 86 allowing for hedge accounting. Under hedge accounting, the swaps are carried at book value consistent with the hedged liabilities. As of December 31, 2012, the Company carried its swaps at book value which is zero resulting in the reversal of previously recognized unrealized losses in capital and surplus of $6,874 net of tax.

GUARANTY FUND ASSESSMENTS

Guaranty fund assessments are paid to various states. The assessments are amortized against the premium tax benefit period.

PREMIUMS

Life premiums are recognized as income over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received.

INCOME TAXES

Deferred income taxes are recorded for temporary differences between amounts reported in the financial statements and those included in the tax return. The change in deferred income taxes is recorded directly in capital and surplus. As of December 31, 2011, the Company made an election in accordance with SSAP 10R to recognize admitted deferred tax assets pursuant to SSAP 10R. The impact of this election was an increase in capital and surplus of $3,513. This amount was included in special surplus funds on the accompanying Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. As of December 31, 2012, with the adoption of SSAP 101, amounts previously reported in special surplus funds were transferred to unassigned surplus.

USE OF ESTIMATES

Preparation of the accompanying statutory financial statements requires the use of management's judgment, including estimates to establish the reserves for future policy benefits. Actual results may differ from those estimates.

FUTURE BENEFIT ON LIFE POLICIES AND ANNUITY CONTRACTS

Reserves for life insurance policies are based on amount of insurance, issue age, duration, and premium paying pattern. Interest rates range from 3.0% to 5.5%, depending on the date of policy issue. The majority of reserves are calculated using the 1980 CSO Mortality Table. Tabular interest on funds not involving life contingencies have been determined by formula as described in the instructions.

Reserves for a majority of the annuity contracts are determined in accordance with CARVM. Valuation interest rates range from 3.0% to 5.0% based on the date of issue. The majority of reserves are calculated using the Annuity 2000 mortality table.

FORETHOUGHT LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2012 AND 2011

--------------------------------------------------------------------------------

(in thousands)

The Company, with the permission of the Commissioner of Insurance of the State of Indiana, uses the Plan Type A discount rate with a guaranteed duration of less than five years under Actuarial Guideline 33 (AG33) on the entire in-force block of annuities with Guaranteed Minimum Withdrawal Benefits. By definition, AG33 would require the defined payments of the Guaranteed Lifetime Income Benefit (GLIB) benefit stream to be discounted using the Type B or Type C rate until the policy's contract value is exhausted and the additional payments to be discounted using the Type A rate.

POLICY AND CONTRACT CLAIMS

The liability for policy and contract claims is based on actual claims submitted but not paid on the statement date and an estimate of claims that had been incurred but not been reported on the statement date.

3.  INVESTMENTS

The carrying value, gross unrealized gains, gross unrealized losses, and estimated fair value, of bonds and equity securities held at December 31, 2012 and 2011 are as follows:

                                                                             DECEMBER 31, 2012
                                                                      GROSS                      GROSS                ESTIMATED
                                            CARRYING               UNREALIZED                 UNREALIZED                FAIR
                                              VALUE                   GAINS                     LOSSES                  VALUE
---------------------------------------------------------------------------------------------------------------------------------
BONDS
 U.S. GOVERNMENT SECURITY OBLIGATIONS          $ 37,037                $ 5,346                     $ (34)                $ 42,349
 ALL OTHER GOVERNMENTS                           94,909                 15,756                      (160)                 110,505
 STATES, TERRITORIES AND POSSESSIONS             60,814                 12,829                        (1)                  73,642
 POLITICAL SUBDIVISIONS OF STATES,
  TERRITORIES AND POSSESSIONS                    72,073                  9,735                       (62)                  81,746
 SPECIAL REVENUE AND SPECIAL ASSESSMENT
  OBLIGATIONS                                   567,885                 77,216                    (2,033)                 643,068
 INDUSTRIAL AND MISCELLANEOUS                 4,656,581                633,191                    (7,010)               5,282,762
 HYBRID SECURITIES                                   --                     --                        --                       --
                                          -------------            -----------                 ---------            -------------
      TOTAL BONDS                             5,489,299                754,073                    (9,300)               6,234,072
COMMON STOCK -- UNAFFILIATED                      2,935                     --                        --                    2,935
                                          -------------            -----------                 ---------            -------------
      TOTAL                                  $5,492,234               $754,073                   $(9,300)              $6,237,007
                                          =============            ===========                 =========            =============

                                                                              DECEMBER 31, 2011
                                                                       Gross                      Gross               Estimated
                                               CARRYING              Unrealized                Unrealized                Fair
                                                VALUE                  Gains                     Losses                 Value
---------------------------------------------------------------------------------------------------------------------------------
Bonds
 U.S. government security obligations             $33,552                $3,826                      $(73)                $37,305
 All other governments                             44,810                13,115                        --                  57,925
 States, territories and possessions               60,733                 7,047                      (101)                 67,679
 Political subdivisions of states,
  territories and possessions                      68,625                 5,384                        --                  74,009
 Special revenue and special assessment
  obligations                                     687,345                68,043                    (9,293)                746,095
 Industrial and miscellaneous                   3,977,920               471,769                   (23,002)              4,426,687
 Hybrid securities                                 20,150                    --                    (7,200)                 12,950
                                             ------------            ----------                 ---------            ------------
      Total bonds                               4,893,135               569,184                   (39,669)              5,422,650
Common stock -- unaffiliated                        2,957                    --                        --                   2,957
                                             ------------            ----------                 ---------            ------------
      Total                                    $4,896,092              $569,184                  $(39,669)             $5,425,607
                                             ============            ==========                 =========            ============

FORETHOUGHT LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2012 AND 2011

--------------------------------------------------------------------------------

(in thousands)

Bonds at December 31, 2012, are summarized by stated maturity as follows:

                                                       CARRYING            ESTIMATED
                                                        VALUE              FAIR VALUE
--------------------------------------------------------------------------------------------
Due in one year or less                                    $47,319              $48,824
Due after one year through five years                      431,113              475,435
Due after five years through ten years                   2,012,158            2,246,535
Due after ten years                                      2,509,881            2,916,958
Asset backed securities                                    488,828              546,319
                                                    --------------       --------------
      Total bonds                                       $5,489,299           $6,234,071
                                                    ==============       ==============

The following table presents the Company's gross unrealized losses and fair values for bonds and equities with unrealized losses that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in an unrealized loss position, at December 31, 2012 and 2011.

                                                                      DECEMBER 31, 2012
                                           LESS THAN 12 MONTHS                               12 MONTHS OR MORE
                                    ESTIMATED               UNREALIZED               ESTIMATED              UNREALIZED
                                   FAIR VALUE                 LOSSES                FAIR VALUE                LOSSES
-------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT                           $ 23                    $ (1)                  $ 650                   $ (33)
ALL OTHER GOVERNMENTS                   11,822                  $ (160)                     --                      --
STATES, TERRITORIES AND
 POSSESSIONS                               584                      (1)                     --                      --
POLITICAL SUBDIVISIONS                   3,408                     (62)                     --                      --
SPECIAL REVENUE AND SPECIAL
 ASSESSMENT OBLIGATIONS                 18,903                    (517)                 16,271                  (1,516)
INDUSTRIAL AND MISCELLANEOUS           304,145                  (6,555)                 14,831                    (455)
                                   -----------               ---------               ---------               ---------
   TOTAL TEMPORARILY IMPAIRED
                   SECURITIES         $338,885                 $(7,296)                $31,752                 $(2,004)
                                   ===========               =========               =========               =========

                                            DECEMBER 31, 2012
                                                  TOTAL
                                    ESTIMATED               UNREALIZED
                                   FAIR VALUE                 LOSSES
-----------------------------  -------------------------------------------
U.S. GOVERNMENT                          $ 673                   $ (34)
ALL OTHER GOVERNMENTS                   11,822                    (160)
STATES, TERRITORIES AND
 POSSESSIONS                               584                      (1)
POLITICAL SUBDIVISIONS                   3,408                     (62)
SPECIAL REVENUE AND SPECIAL
 ASSESSMENT OBLIGATIONS                 35,174                  (2,033)
INDUSTRIAL AND MISCELLANEOUS           318,976                  (7,010)
                                   -----------               ---------
   TOTAL TEMPORARILY IMPAIRED
                   SECURITIES         $370,637                 $(9,300)
                                   ===========               =========

                                                                      DECEMBER 31, 2011
                                          LESS THAN 12 MONTHS                              12 MONTHS OR MORE
                                   ESTIMATED               UNREALIZED              ESTIMATED               UNREALIZED
                                   FAIR VALUE                LOSSES                FAIR VALUE                LOSSES
------------------------------------------------------------------------------------------------------------------------------
U.S. government                           $14                    $(1)                    $996                    $(72)
States, territories and
 possessions                               --                     --                    1,135                    (101)
Political subdivisions                     --                     --                       --                      --
Special revenue and special
 assessment obligations                17,982                   (142)                  52,105                  (9,151)
Industrial and miscellaneous          366,461                 (8,956)                  79,862                 (14,046)
Hybrid securities                          --                     --                   12,950                  (7,200)
                                   ----------               --------               ----------               ---------
   Total temporarily impaired
                   securities        $384,457                $(9,099)                $147,048                $(30,570)
                                   ==========               ========               ==========               =========

                                           DECEMBER 31, 2011
                                                 TOTAL
                                   ESTIMATED               UNREALIZED
                                   FAIR VALUE                LOSSES
-----------------------------  ------------------------------------------
U.S. government                        $1,010                    $(73)
States, territories and
 possessions                            1,135                    (101)
Political subdivisions                     --                      --
Special revenue and special
 assessment obligations                70,087                  (9,293)
Industrial and miscellaneous          446,323                 (23,002)
Hybrid securities                      12,950                  (7,200)
                                   ----------               ---------
   Total temporarily impaired
                   securities        $531,505                $(39,669)
                                   ==========               =========

The Company has the intent and ability to hold all bonds in an unrealized loss position until maturity. The improvement in unrealized losses as of December 31, 2012 was primarily due to a decrease in interest rates, partially offset by widening credit spreads. Certain securities experienced declines in fair value that were due in part to credit-related considerations amounting to $10,429 in 2012 and $1,833 in 2011 of other-than-temporary impairments.

FORETHOUGHT LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2012 AND 2011

--------------------------------------------------------------------------------

(in thousands)

The components of net investment income for the years ended December 31, 2012 and 2011 were as follows:

                                            YEAR ENDED DECEMBER 31,
                                             2012              2011
---------------------------------------------------------------------------
Mortgage loans                               $ 16,666          $14,032
Interest on bonds                             299,246          267,084
Real estate income                                670            1,224
Short-term investments                             43               17
Derivative instruments                           (799)         (11,490)
Other income                                      516              436
                                          -----------       ----------
    Gross investment income                   316,342          271,303
Investment expenses                            (9,522)          (7,976)
                                          -----------       ----------
    Net investment income                    $306,820         $263,327
                                          ===========       ==========

Summarized below are realized gains or losses on investments sold during 2012 and 2011. The cost of investments sold is determined by FIFO.

                                                                YEAR ENDED DECEMBER 31, 2012
                                                                                                            NET
                                              REALIZED            REALIZED            REALIZED            REALIZED
                                                GAINS              LOSSES            LOSSES ON             GAINS
                                              ON SALES            ON SALES          IMPAIRMENTS           (LOSSES)
-----------------------------------------------------------------------------------------------------------------------
Bonds                                          $ 46,327           $ (13,753)          $ (10,429)           $ 22,145
Other                                               679                 (55)               (965)               (341)
Tax expense                                                                                                 (13,512)
                                                                                                         ----------
   Net realized capital gains, net of
    tax                                                                                                       8,292
Transfer to IMR, net of tax of $11,472                                                                       21,305
                                                                                                         ----------
   Net realized capital losses, net of
    tax and transfers to IMR                                                                               $(13,013)
                                                                                                         ==========

                                                                  YEAR ENDED DECEMBER 31, 2011
                                                                                                                NET
                                              REALIZED               REALIZED              REALIZED          REALIZED
                                                GAINS                 LOSSES              LOSSES ON            GAINS
                                              ON SALES               ON SALES            IMPAIRMENTS         (LOSSES)
--------------------------------------------------------------------------------------------------------------------------
Bonds                                           $53,830               $(4,697)              $(1,833)           $47,300
Other                                                --                  (105)               (1,690)            (1,795)
Tax expense                                                                                                    (21,677)
                                                                                                             ---------
   Net realized capital gains, net of
    tax                                                                                                         23,828
Transfer to IMR, net of tax of $17,373                                                                          32,265
                                                                                                             ---------
   Net realized capital losses, net of
    tax and transfers to IMR                                                                                   $(8,437)
                                                                                                             =========

Proceeds from the sale of investments (excluding calls and maturities) were $748,364 and $593,763 in 2012 and 2011, respectively.

Under the NAIC guidelines prescribed for the interest maintenance reserve, all interest-related gains and losses for which the remaining life of the sold security was greater than one year are deferred (adjusted for tax) and amortized over the estimated life of the sold instrument. The group method, as defined by the NAIC, is used for amortization purposes. This method is consistent with prior years.

At December 31, 2012 and 2011, investments carried at $4,127 and $10,697, respectively, were on deposit with various regulatory authorities to comply with insurance regulations.

FORETHOUGHT LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2012 AND 2011

--------------------------------------------------------------------------------

(in thousands)

Loan-backed securities with a recognized other-than-temporary impairment held by the Company at December 31, 2012 and 2011, with the present value of cash flows expected to be less than amortized cost, were as follows:

                                                              DECEMBER 31, 2011
                    AMORTIZED                                                                      AMORTIZED
                      COST                        PROJECTED               RECOGNIZED                 COST                  FAIR
                   BEFORE OTTI                   CASH FLOWS                  OTTI                 AFTER OTTI               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                             $7                       $3                      $(5)                     $3                    $3
                            ===                      ===                     ====                     ===                   ===

                                                        DECEMBER 31, 2011
               AMORTIZED                                                                    AMORTIZED
                 COST                    PROJECTED                RECOGNIZED                  COST                FAIR
              BEFORE OTTI               CASH FLOWS                   OTTI                  AFTER OTTI             VALUE
------------------------------------------------------------------------------------------------------------------------
                 $11,781                   $10,698                  $(1,083)                  $10,698             $7,671
               =========                 =========                 ========                 =========            =======

The following is the aggregate amount of unrealized losses and related fair value of impaired loan- backed securities (the fair value is less than cost or amortized cost) for which an other-than-temporary impairment has not been recognized in earnings as a realized loss as of December 31, 2012 and 2011:

                                                               DECEMBER 31, 2011
                                                 LESS THAN 12 MONTHS                 12 MONTHS OR MORE
                                            ESTIMATED            UNREALIZED            ESTIMATED
                                           FAIR VALUE              LOSSES              FAIR VALUE
--------------------------------------------------------------------------------------------------------
Loan-Backed and Structured Securities          $7,035                 $(24)                 $297
                                            =========              =======              ========

                                                              DECEMBER 31, 2011
                                        12 MONTHS OR MORE                      TOTAL
                                           UNREALIZED             ESTIMATED             UNREALIZED
                                             LOSSES              FAIR VALUE               LOSSES
--------------------------------------  -------------------------------------------------------------
Loan-Backed and Structured Securities           $(34)                $7,332                  $(58)
                                            ========              =========              ========

                                                               DECEMBER 31, 2011
                                                 LESS THAN 12 MONTHS                 12 MONTHS OR MORE
                                            ESTIMATED            UNREALIZED            ESTIMATED
                                           FAIR VALUE              LOSSES              FAIR VALUE
--------------------------------------------------------------------------------------------------------
Loan-Backed and Structured Securities         $17,643                $(981)               $8,087
                                            =========              =======              ========

                                                              DECEMBER 31, 2011
                                        12 MONTHS OR MORE                      TOTAL
                                           UNREALIZED             ESTIMATED             UNREALIZED
                                             LOSSES              FAIR VALUE               LOSSES
--------------------------------------  -------------------------------------------------------------
Loan-Backed and Structured Securities        $(3,322)               $25,730               $(4,303)
                                            ========              =========              ========

4.  CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

The maximum amount of ordinary dividends that can be paid during a 12-month period by life insurance companies domiciled in Indiana, without prior approval of the Insurance Commissioner, is the greater of 10% of capital and surplus (excluding special unassigned funds) on the most recent preceding annual statement or the net gain from operations on the most recent preceding annual statement. Likewise, a dividend from any source of money other than earned surplus / unassigned funds must be approved before the dividend is paid. The maximum ordinary dividend the Company can pay in 2013 is $81,974. On December 27, 2012, FLIC paid an ordinary cash dividend of $35,000 to its parent. On August 2, 2011, the Company paid an ordinary cash dividend of $40,000 to its parent.

As of December 31, 2011, the Company made an election to recognize admitted deferred tax assets pursuant to SSAP 10R. The impact of this election was special surplus funds reported of $8,155 as of December 31, 2011. As of December 31, 2012, with the adoption of SSAP 101, amounts previously reported in special surplus funds were transferred to unassigned surplus.

FORETHOUGHT LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2012 AND 2011

--------------------------------------------------------------------------------

(in thousands)

The Company reported no capital contributions received from its parent in 2012 and 2011. The Company's unassigned surplus was impacted by each item as follows:

                                                DECEMBER 31,
                                            2012            2011
------------------------------------------------------------------------
Unrealized gains (losses)                  $ (1,088)           $783
Nonadmitted asset values                     (3,952)         (5,495)
Asset valuation reserves                    (32,286)        (27,598)

5.  INCOME TAXES

On July 1, 2004, the Company was acquired in a stock purchase acquisition which required the Company to treat the stock acquisition as a deemed sale of assets for tax purposes, pursuant to Section 338(h)(10) of the IRC. Pursuant to IRC
Section 338 (h)(10), acquired assets are placed into asset classes based upon their relative liquidity. Once this classification process is complete, an individual asset class will receive basis in the assets up to the fair market value before allocating to the next asset class. To the extent that the fair market value of an asset class exceeds the remaining purchase price to be allocated, the remaining purchase price available will be allocated to the individual asset based on their relative fair market value. Thus, if there is no purchase price remaining to allocate to an asset class, the assets in that class will have no tax basis.

Deferred tax assets or liabilities represent the future tax consequences of temporary differences generated by statutory accounting. Changes in deferred tax assets and liabilities are recognized as a separate component of gains and losses in unassigned surplus. As of December 31, 2011, the Company elected to admit deferred tax assets pursuant to SSAP 10R. As of December 31, 2012, with the adoption of SSAP 101, amounts previously reported in special surplus funds were transferred to unassigned surplus.

The components of the net deferred tax assets and liabilities at December 31, 2012 and 2011 were as follows:

                                                DECEMBER 31,
                                            2012            2011
------------------------------------------------------------------------
DEFERRED TAX ASSETS
 ORDINARY
  Reserves                                 $ 17,972         $16,636
  Basis difference in deferred
   acquisition costs                         28,101          27,040
  Other ordinary                              3,242           3,094
                                          ---------       ---------
      Admitted ordinary deferred tax
      assets                                 49,315          46,770
                                          ---------       ---------
 CAPITAL
  Investments                                   918           6,610
                                          ---------       ---------
   Admitted capital deferred tax assets         918           6,610
                                          ---------       ---------
      Admitted deferred tax assets           50,233          53,380
                                          ---------       ---------
DEFERRED TAX LIABILITIES
 ORDINARY
  Deferred premium                           (7,792)         (7,982)
                                          ---------       ---------
      Ordinary deferred tax liabilities      (7,792)         (7,982)
                                          ---------       ---------
 CAPITAL
  Real Estate                                    --            (645)
  Investments                               (17,521)        (21,371)
                                          ---------       ---------
   Capital deferred tax liabilities         (17,521)        (22,016)
                                          ---------       ---------
      Gross deferred tax liabilities        (25,313)        (29,998)
                                          ---------       ---------
      Net admitted deferred tax asset       $24,920         $23,382
                                          =========       =========

FORETHOUGHT LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2012 AND 2011

--------------------------------------------------------------------------------

(in thousands)

                                                               2012             2012           2012
                                                             ORDINARY          CAPITAL         TOTAL
----------------------------------------------------------------------------------------------------------
DEFERRED TAX ASSETS
 Gross deferred tax assets                                     $ 49,315           $ 918       $ 50,233
 Statutory valuation allowance                                       --              --             --
                                                            -----------       ---------      ---------
 Adjusted gross deferred tax assets                              49,315             918         50,233
 Total of gross deferred tax liabilities                         (7,792)        (17,521)       (25,313)
                                                            -----------       ---------      ---------
 Net deferred tax asset                                          41,523         (16,603)        24,920
 Deferred tax asset nonadmitted                                      --              --             --
                                                            -----------       ---------      ---------
                      Net admitted deferred tax asset          $ 41,523       $ (16,603)      $ 24,920
ADMISSION CALCULATION COMPONENTS SSAP 101
(a) Federal income taxes paid in prior years
 recoverable through loss carrybacks                           $ 25,639           $ 919       $ 26,558
(b) Adjusted gross deferred tax assets expected to be
 realized (Excluding the amount of deferred tax
 assets from (a) above) after application of the
 threshold limitation. (Lesser of (b)1 and (b)2
 below)
 1 Adjusted gross deferred tax assets expected to be
  realized following the balance sheet date                          --              --             --
 2 Adjusted gross deferred tax assets allowed per
  limitation threshold                                               --              --         65,626
(c) Adjusted gross deferred tax assets (excluding:
 the amount of deferred tax assets from 2(a) and 2(b)
 above) offset by gross deferred tax liabilities                 23,675              --         23,675
                                                            -----------       ---------      ---------
(d) Deferred tax assets admitted as the result of
 SSAP No. 101 Total                                             $49,314            $919        $50,233
                                                            ===========       =========      =========

                                                              2011            2011            2011
                                                            ORDINARY         CAPITAL          TOTAL
-----------------------------------------------------  ---------------------------------------------------
DEFERRED TAX ASSETS
 Gross deferred tax assets                                    $46,770          $6,610         $53,380
 Statutory valuation allowance                                     --              --              --
                                                            ---------       ---------       ---------
 Adjusted gross deferred tax assets                            46,770           6,610          53,380
 Total of gross deferred tax liabilities                       (7,982)        (22,016)        (29,998)
                                                            ---------       ---------       ---------
 Net deferred tax asset                                        38,788         (15,406)         23,382
 Deferred tax asset nonadmitted                                    --              --              --
                                                            ---------       ---------       ---------
                      Net admitted deferred tax asset         $38,788        $(15,406)        $23,382
ADMISSION CALCULATION COMPONENTS SSAP 101
(a) Federal income taxes paid in prior years
 recoverable through loss carrybacks                          $24,062          $6,610         $30,672
(b) Adjusted gross deferred tax assets expected to be
 realized (Excluding the amount of deferred tax
 assets from (a) above) after application of the
 threshold limitation. (Lesser of (b)1 and (b)2
 below)
 1 Adjusted gross deferred tax assets expected to be
  realized following the balance sheet date                        --              --              --
 2 Adjusted gross deferred tax assets allowed per
  limitation threshold                                             --              --          57,637
(c) Adjusted gross deferred tax assets (excluding:
 the amount of deferred tax assets from 2(a) and 2(b)
 above) offset by gross deferred tax liabilities               22,707              --          22,707
                                                            ---------       ---------       ---------
(d) Deferred tax assets admitted as the result of
 SSAP No. 101 Total                                           $46,769          $6,610         $53,379
                                                            =========       =========       =========

                                                           2012            2011
---------------------------------------------------------------------------------------
(a) Ratio Percentage Used to Determine Recovery Period
 and Threshold Limitation Amount                               976%           1056%
(b) Amount of Adjusted Capital and Surplus Used to
 Determine Recovery Period and Threshold Limitation in
 (b)2 above                                              $ 468,737        $443,977

No tax planning strategies were utilized.

Current income taxes incurred consist of the following major components:

                                                           2012      2011
----------------------------------------------------------------------------
Current income tax expense                               $ 34,411    $23,584
Tax on capital gains                                       13,512     21,677
                                                         --------  ---------
      Federal income taxes incurred                       $47,923    $45,261
                                                         ========  =========

FORETHOUGHT LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2012 AND 2011

--------------------------------------------------------------------------------

(in thousands)

The change in net deferred taxes is composed of the following:

                                                 DECEMBER 31,
                                             2012            2011                CHANGE
---------------------------------------------------------------------------------------------
Total deferred tax assets                   $ 50,233         $53,380             $(3,147)
Total deferred tax liabilities               (25,313)        (29,998)              4,685
                                          ----------       ---------            --------
  Net deferred tax asset                     $24,920         $23,382              $1,538
                                          ----------       ---------            --------
Tax effect of unrealized gains/(losses)                                            4,531
                                                                                --------
Change in net deferred income taxes                                               $6,069
                                                                                ========

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory Federal income tax rate to income before taxes. The significant items causing this difference are as follows:

                                            2012            2011
------------------------------------------------------------------------
Tax expense at the federal statutory
 rate of 35%                               $ 48,366         $44,882
Amortization of interest maintenance
 reserve                                     (4,639)         (4,615)
Low income housing tax credits               (1,648)             --
Other, net (including deferred true-up)        (764)            941
                                          ---------       ---------
      Total federal income taxes            $41,315         $41,208
                                          =========       =========
Federal income tax incurred                $ 47,923         $45,261
Change in net deferred income taxes          (6,069)         (4,630)
Change in deferred income tax on
 statutorily nonadmitted assets                (539)            577
                                          ---------       ---------
      Total statutory income tax            $41,315         $41,208
                                          =========       =========

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

2012                                                                     $48,473
2011                                                                      44,982
2010                                                                      36,052
                                                                      ----------
Total                                                                   $129,507
                                                                      ==========

At December 31, 2012, the Company had $0 operating loss and $0 capital loss carry forwards. At December 31, 2012, the Company had $0 deposits admitted under IRC Section 6603.

The Company files a federal income tax return as part of a consolidated tax group with FNLIC, FFGI, FFSI, Forethought Capital Funding, Inc., Forethought Financial Savings Bank and ForeLife Agency, Inc. The Company has a written agreement, approved by the Company's Board of Directors, which sets forth the manner in which the total combined federal income tax is allocated to each entity which is part of the consolidation. Pursuant to this agreement, the Company is required to pay to FFGI its federal income tax liability computed on a separate company basis using the same methods and elections used with respect to determining the group's tax liability giving effect to the modifications of Treas. Reg. Section 1.1552-1(a)(2)(ii) and without regard to any minimum tax credit arising under IRC Section 53. In addition, the Company will be reimbursed in each year to the extent that the use of the Company's operating loss deduction or credit or operating loss deduction or credit carryover results in either a reduction of the group's tax for a given consolidated return year or a refund is obtained by FFGI with respect to any given consolidated return year.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits as a component of its income tax provision. As of December 31, 2012 and 2011, the Company has no amounts accrued for the payment of interest and penalties, which does not include the federal tax benefit of interest deductions, where applicable. The Company's total balance of unrecognized tax benefits as of December 31, 2012 and 2011 is $0.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2008. The Company has no tax positions for which it believes it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within the next twelve months.

FORETHOUGHT LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2012 AND 2011

--------------------------------------------------------------------------------

(in thousands)

6.  RELATED-PARTY TRANSACTIONS

The Company has a service and administrative agreement with FFSI and other affiliates. The agreement calls for FFSI to provide the management and administration support to all companies pursuant to the service and administrative agreement. Allocated costs to the Company on a net basis for 2012 and 2011 were $115,596 and $110,160, respectively. At December 31, 2012 and 2011, the Company had a net receivable of $10 and $13, respectively, with its affiliated companies.

7.  DEFERRED AND UNCOLLECTED PREMIUMS

Deferred and uncollected life insurance premiums represent annual or fractional premiums, either due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full life insurance premium for the current policy year has been collected. Gross premiums as represented below are net of reinsurance. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest. As of December 31, 2012 and 2011, the Company had deferred and uncollected life insurance premiums (excluding accident and health) as follows:

                                                     DECEMBER 31, 2012
                                             GROSS            NET OF LOADING
--------------------------------------------------------------------------------
Ordinary new business                        $ 1,187                 $ 773
Ordinary renewal business                      7,380                 4,308
Group life                                    40,264                17,138
                                           ---------             ---------
    Total deferred and uncollected
     premiums                                $48,831               $22,219
                                           =========             =========

                                                      DECEMBER 31, 2011
                                               GROSS           NET OF LOADING
--------------------------------------------------------------------------------
Ordinary new business                           $1,500                 $985
Ordinary renewal business                        6,978                3,912
Group life                                      42,346               17,915
                                             ---------            ---------
    Total deferred and uncollected premiums    $50,824              $22,812
                                             =========            =========

8.  FAIR VALUES OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SSAP No. 100, FAIR VALUE MEASUREMENTS, establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

- Level 1 -- Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities.

- Level 2 -- Fair value is based on significant inputs other than Level 1 inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities and other market observable inputs. Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities, non-binding broker quotes (when pricing service information is not available) or through the use of valuation methodologies using observable market inputs.

- Level 3 -- Fair value is based on at least one or more significant unobservable inputs for the asset or liability.

FORETHOUGHT LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2012 AND 2011

--------------------------------------------------------------------------------

(in thousands)

The table below presents the balances of assets measured at fair value as of December 31, 2012 and 2011.

                                                         DECEMBER 31, 2012
                                LEVEL 1               LEVEL 2           LEVEL 3             TOTAL
---------------------------------------------------------------------------------------------------
Derivatives                          $ --              $10,112            $ --              $10,112
                                     ----            ---------            ----            ---------
    Totals                           $ --              $10,112            $ --              $10,112
                                     ====            =========            ====            =========

                                                             DECEMBER 31, 2011
                                LEVEL 1                   LEVEL 2                LEVEL 3            TOTAL
----------------------------------------------------------------------------------------------------------------
Common stocks Industrial &           $ --                     $ --                  $22                 $22
 Misc
Derivatives                            --                   (3,181)                  --              (3,181)
                                     ----                 --------                 ----            --------
    Totals                           $ --                  $(3,181)                 $22             $(3,159)
                                     ====                 ========                 ====            ========

There were no material asset transfers between Level 1 and Level 2. The table below summarizes the reconciliation of the beginning and ending balances and related changes for the year ended December 31, 2012 and 2011 for the fair value measurements for which significant unobservable inputs (level 3) were used in determining each instrument's fair value.

                                                                      DECEMBER 31, 2012
                                                                                                 TRANSFERS
                                BEGINNING            UNREALIZED             PURCHASES /          IN/OUT OF            ENDING
                                 BALANCE           GAINS/(LOSSES)              SALES              LEVEL 3             BALANCE
---------------------------------------------------------------------------------------------------------------------------------
Common stocks                     $2,957                $ --                    $(22)               $ --               $2,935
                                 -------               -----                   -----                ----              -------
    Totals                        $2,957                $ --                    $(22)               $ --               $2,935
                                 =======               =====                   =====                ====              =======

                                                                      DECEMBER 31, 2011
                                                                                             TRANSFERS
                                 BEGINNING          UNREALIZED           PURCHASES /         IN/OUT OF            ENDING
                                  BALANCE         GAINS/(LOSSES)            SALES             LEVEL 3             BALANCE
-----------------------------------------------------------------------------------------------------------------------------
Common stocks                        $22                $ --                $2,935              $ --               $2,957
                                    ----               -----               -------              ----              -------
    Totals                           $22                $ --                $2,935              $ --               $2,957
                                    ====               =====               =======              ====              =======

The disclosure of fair value information about certain financial instruments is based primarily on values published by the Securities Valuation Office ("SVO") of the NAIC. The fair values of short-term investments and cash approximate the carrying amounts reported in the balance sheet. The fair value of the mortgage loan portfolio was estimated by discounting the future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings for similar maturities. The fair value of other invested assets is based on quoted market prices when available.

The estimated fair values of the interest-bearing liabilities for policyholder funds approximate the carrying value because interest rates credited to the account balances approximate current rates paid on similar funds and are not generally guaranteed beyond one year.

Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values for all insurance liabilities are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The fair value of certain financial instruments along with their corresponding carrying values at December 31, 2012 and 2011 are as follows:

                                                                                     DECEMBER 31,
                                                                       2012                                 2011
                                                                              ESTIMATED                           ESTIMATED
                                                           CARRYING             FAIR             CARRYING            FAIR
                                                             VALUE              VALUE             VALUE             VALUE
---------------------------------------------------------------------------------------------------------------------------------
Bonds                                                       $5,489,299         $6,234,071        $4,893,135        $5,422,650
Common stock -- unaffiliated                                     2,935              2,935             2,957             2,957
Mortgage loans                                                 339,652            370,955           296,006           319,492
Cash, cash equivalents and short-term investments              233,172            233,172            96,494            96,494
Real estate                                                         --                 --             2,078             2,800
Contract loans and other invested assets                        65,251             65,251            64,521            64,589

FORETHOUGHT LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2012 AND 2011

--------------------------------------------------------------------------------

(in thousands)

9. INFORMATION ABOUT FINANCIAL INSTRUMENTS WITH OFF -- BALANCE-SHEET RISK AND FINANCIAL INSTRUMENTS WITH CONCENTRATIONS OF CREDIT RISK

The table below summarizes the Company's financial instruments with off-balance sheet risk or credit risk:

                                                                 ASSETS                   LIABILITIES
                                                           2012          2011          2012             2011
--------------------------------------------------------------------------------------------------------------
Derivatives
 Fair value / Statement value                            $ 10,112           $ --       $ --             $3,181
 Cost / Book value                                       $ 14,362        $15,701       $ --               $ --

The Company issues fixed indexed annuity products that provide a potential return that is linked to the S&P 500 index. The Company purchases over the counter S&P 500 index call options from approved counterparties for the purpose of hedging the potential increases to policyholder benefits resulting from increases in the S&P 500 Index. A one-time premium was paid for the purchase of these options with no additional cash or collateral required.

The Company also issues life products whose death benefit growth rate is determined by various consumer price indexes. The Company hedges this risk by entering into CPI swaps. Collateral has been posted for the CPI swaps in the amount of $9,501 as of December 31, 2012.

The Company is exposed to the credit-related losses in the event on nonperformance by counterparties to the financial instruments.

10.  REINSURANCE

Effective December 31, 2011, the Company entered into an affiliated reinsurance agreement with FNLIC whereby the Company ceded annuity reserves on a funds withheld basis. Reserves ceded under this contract were $201,242 and $100,402 as of December 31, 2012 and 2011, respectively.

In 2010, the Company entered into a new reinsurance agreement whereby it ceded 95% of its direct written Medicare Supplement premiums to a non-affiliated reinsurer. On April 1, 2011, the agreement was amended to provide for the Company to cede 80% of its Medicare Supplemental risk.

In 2012, the Company entered into reinsurance agreements with two Hartford life insurance entities in connection with the execution of an agreement for FFG to acquire identified components of Hartford's Individual Annuities Platform. The Company reinsures all new business written by the IAP sales force on a 100% indemnity reinsurance basis. The reinsurance agreements are structured as 100% modified coinsurance between the two Hartford life insurance entities and FLIC, with reserves for this business held by the Hartford. The Hartford will allow certain annuity products to be sold under this arrangement until May 1, 2013 at which point this will become a closed reinsurance block which the Company will continue to reinsure. For the period of May 1, 2012 through December 31, 2012 premiums and deposits generated under this agreement were $210,524.

The Company assumes certain preneed life insurance policies from one non-affiliated company. This block of assumed business is in run-off. As of December 31, 2012 and 2011, FLIC assumed $40,545 and $42,816 of reserves. The Company accounts for its assumed reinsurance business on a basis consistent with those used in accounting for the original policies issued.

Net premiums earned for the years ended December 31, 2012 and 2011 are summarized as follows:

                                                            2012            2011
-----------------------------------------------------------------------------------------
Direct premiums earned                                   $ 1,339,428        $986,453
Reinsurance assumed                                         211,374              922
Reinsurance ceded                                          (136,990)        (110,090)
                                                         ----------      -----------
    Net premiums earned                                  $1,413,812         $877,285
                                                         ==========      ===========

Reinsurance does not discharge the Company from its primary liability to policyholders, and to the extent that a reinsurer should be unable to meet its obligations, the Company would be liable to policyholders.

FORETHOUGHT LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2012 AND 2011

--------------------------------------------------------------------------------

(in thousands)

11.  ADDITIONAL FINANCIAL INSTRUMENTS DISCLOSURE

CONCENTRATIONS OF CREDIT RISK

Mortgage loans are collateralized by the underlying properties. Collateral must meet or exceed 125% of the loan at the time the loan is made. The Company grants only commercial mortgage loans to customers throughout the United States. The Company has a diversified loan portfolio with no exposure greater than 19% in any state at December 31, 2012. The summary below depicts loan exposure of remaining principal balances by type and region at December 31, 2012 and 2011.

                                                            DECEMBER 31,
                                                       2012              2011
--------------------------------------------------------------------------------
Mortgage assets by type
 Retail                                               $ 100,445          $78,183
 Office                                                  68,820           60,051
 Industrial                                              52,377           57,594
 Other                                                  118,010          100,178
                                                    -----------       ----------
    Total mortgage loans                               $339,652         $296,006
                                                    ===========       ==========

                                                            DECEMBER 31,
                                                       2012              2011
--------------------------------------------------------------------------------
Region
 Atlantic                                             $ 105,386          $90,632
 North Central                                           35,504           24,757
 South Central                                           46,088           39,132
 Mountain                                                10,496           11,593
 New England                                             18,703           18,211
 Pacific                                                 85,835           73,672
 Various                                                 37,640           38,009
                                                    -----------       ----------
    Total mortgage loans                               $339,652         $296,006
                                                    ===========       ==========

The Company reported other-than-temporary impairments on its commercial mortgage loan portfolio of $0 and $0 for the years ended December 31, 2012 and 2011, respectively. The Company reported no impaired mortgage loans. In 2011, the Company established an allowance for credit losses of $750 as a result of the portfolio manager review and communication with the borrower on a specific mortgage loan where the borrower anticipates tenant vacancies which could require the borrower to request a modification to the original terms of the loan. In 2012, the minimum and maximum rates of interest received for commercial loans were 3.15% and 9.0%. The Company did not reduce the interest rate on any mortgage loans.

SUBPRIME MORTGAGE EXPOSURES (INCLUDES ALT A)

The Company defines subprime loans as structured securities that have some or all of the following characteristics: loans within the structures which have FICO (a way of measuring an individual's credit worthiness) scores 660 and below, high loan-to-value ratios, poor underwriting documentation, and affordability characteristics such as rate resets loans, interest only loans, negative amortization loans, or adjustable rate mortgages. The Company reviews its mortgage-backed investments for impairments and believes that the current unrealized losses are temporary and will likely recover in value as conditions improve in the real estate and mortgage lending industry. To mitigate current exposure, the Company monitors and reviews subprime-related assets.

At December 31, 2012 and 2011, the Company had no direct exposure through investments in subprime mortgage loans.

The Company had exposure to subprime and Alt A mortgage related risks through other investments with carrying values and fair values of $198,331 and $230,804, respectively, as of December 31, 2012, compared to $82,955 and $81,470 respectively, as of December 31, 2011. The Company recognized other-than-temporary impairment losses on these securities of $0 and $1,083 for the years ended December 31, 2012 and 2011, respectively.

FORETHOUGHT LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2012 AND 2011

--------------------------------------------------------------------------------

(in thousands)

In 2011, the Company added to and is looking to invest additionally in senior and super senior tranches of non-agency RMBS. Securities will largely be rated high yield by NRSO agencies, however due to discounted purchase pricing, securities will largely be rated NAIC 1 and 2. As of December 31, 2011 the Company's RMBS portfolio has a weighted average rating of NAIC 1. The Company monitors non-agency exposure on two levels, unrealized losses due to changes in asset values (market driven) as well as recognized losses due to receiving less than expected cash flows or cash flow requirements. As part of the Company's portfolio review for potentially impaired assets, the Company examines all non-agency RMBS securities for expected loss of principal, ratings, aging of unrealized losses, and the probability of collection of contractual cash flows. Its advisors also conduct loan level analysis to look for defaults and delinquencies.

The Company does not have underwriting exposure to subprime mortgage risk through mortgage guaranty coverage, financial guaranty coverage, directors and officers liability coverage, or errors and omissions liability coverage.

12.  WITHDRAWAL CHARACTERISTICS OF ANNUITY RESERVES

The withdrawal characteristics of annuity reserves as of December 31, 2012 and 2011 were as follows:

                                               2012                2011
--------------------------------------------------------------------------------
Subject to discretionary withdrawal:
 with fair value adjustment                    $ 808,016           $315,123
 at book value less current surrender
  charge of 5% or more                         1,781,118          1,474,321
                                           -------------       ------------
    Total with adjustment or at fair
     value                                     2,589,134          1,789,444
 at book value without adjustment
  (minimal or no charge or adjustment)            31,253             33,171
                                           -------------       ------------
    Subtotal                                   2,620,387          1,822,615
Not subject to discretionary withdrawal:             551                 70
                                           -------------       ------------
    Total                                      2,620,938          1,822,685
Reinsurance ceded                               (201,242)          (100,402)
                                           -------------       ------------
    Total                                     $2,419,696         $1,722,283
                                           =============       ============

13.  NONADMITTED ASSETS

Under SAP guidance, a nonadmitted asset is defined as an asset having economic value other than that which can be used to fulfill policyholder obligations, or those assets which are unavailable due to encumbrances or other third party interests. These assets are not recognized on the balance sheet, and are, therefore, considered nonadmitted.

The following table shows the major categories of assets that are nonadmitted at December 31, 2012 and 2011, respectively.

                                                 2012     2011         DECREASE
------------------------------------------------------------------------------------
Intangible asset                                $ 1,819   $2,443          $(624)
Due from agents                                   2,133    3,052           (919)
                                               --------  -------       --------
    Total nonadmitted assets                     $3,952   $5,495        $(1,543)
                                               ========  =======       ========

14.  COMMITMENTS AND CONTINGENT LIABILITIES

The Company has funding commitments to low income housing tax credit partnerships subsequent to December 31, 2012 of $14,593. The Company also has subsequent commitments to limited partnerships for $6,119.

Various other lawsuits against the Company may arise in the course of the Company's business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position of the Company.

                            SUPPLEMENTAL INFORMATION

FORETHOUGHT LIFE INSURANCE COMPANY
SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES
DECEMBER 31, 2012

--------------------------------------------------------------------------------

(in thousands)

The following is a summary of selected financial data included in other exhibits and schedules included to comply with paragraph 9 of the Annual Audited Financial Reports in the General section of the NAIC's Annual Statement Instructions. Certain items not applicable to the Company have been omitted.

INVESTMENT INCOME EARNED
 Government bonds                                                     $315
 Other bonds (unaffiliated)                                        298,931
 Bonds of affiliates                                                    --
 Preferred stocks (unaffiliated)                                       101
 Preferred stocks of affiliates                                         --
 Common stocks (unaffiliated)                                           --
 Common stocks of affiliates                                            --
 Mortgage loans                                                     16,666
 Real estate                                                           670
 Premium notes, policy loans and liens                                 331
 Cash on hand and on deposit                                            --
 Short-term investments                                                 43
 Other invested assets                                                  31
 Derivative instruments                                               (799)
 Aggregate write-ins for investment income                              53
                                                              ------------
    Gross investment income                                       $316,342
                                                              ------------
Real estate owned -- book value less encumbrances                     $ --
                                                              ------------
Mortgage loans -- book value:
  Commercial mortgages                                            $339,652
                                                              ------------
Mortgage loans by standing -- book value:
  Good standing                                                   $339,652
                                                              ------------
  Interest overdue more than 90 days, not in foreclosure              $ --
                                                              ------------
Other long term assets -- statement value                          $46,624
                                                              ------------
Collateral loans                                                    $4,987
                                                              ------------
Bonds and stocks of parents, subsidiaries and affiliates
 Book/Adjusted carrying value
  Bonds                                                               $ --
                                                              ------------
  Preferred stocks                                                    $ --
                                                              ------------
  Common stocks                                                       $ --
                                                              ------------
Bonds and short-term investments by class and maturity
Bonds and short-term investments by maturity -- statement
 value
 Due within one year or less                                      $362,920
 Over 1 year through 5 years                                       745,129
 Over 5 years through 10 years                                   2,117,808
 Over 10 years through 20 years                                    767,308
 Over 20 years                                                   1,700,952
                                                              ------------
    Total by maturity                                           $5,694,117
                                                              ============

FORETHOUGHT LIFE INSURANCE COMPANY
SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES
DECEMBER 31, 2012

--------------------------------------------------------------------------------

(in thousands)

Bonds and short-term investments by class -- statement value
 Class 1                                                        $3,344,354
 Class 2                                                         2,127,828
 Class 3                                                           180,081
 Class 4                                                            41,426
 Class 5                                                               428
 Class 6                                                                --
                                                              ------------
    Total by class                                              $5,694,117
                                                              ============
    Total bonds publicly traded                                 $4,626,286
                                                              ------------
    Total bonds privately placed                                $1,067,861
                                                              ------------
Preferred stocks -- statement value                                 $2,935
                                                              ------------
Common stocks -- market value                                         $ --
                                                              ------------
Short-term investments -- book value:                              $76,819
                                                              ------------
Options, Caps & Floors Owned -- Statement Value                    $10,112
                                                              ------------
Cash on deposit                                                    $28,354
                                                              ------------
Cash equivalents                                                  $127,999
                                                              ------------
Life insurance in force
 Industrial                                                           $ --
                                                              ------------
 Ordinary                                                         $852,194
                                                              ------------
 Credit life                                                          $ --
                                                              ------------
 Group life                                                     $3,788,995
                                                              ------------
Annuities
 Ordinary
  Immediate -- amount of income payable                               $ --
                                                              ------------
  Deferred -- fully paid account balance                           $23,781
                                                              ------------
  Deferred -- not fully paid account balance                    $2,197,739
                                                              ------------
 Group
  Amount of income payable                                            $ --
                                                              ------------
  Fully paid account balance                                        $5,884
                                                              ------------
  Not fully paid account balance                                  $191,742
                                                              ------------
Accident and Health Insurance -- Premiums In Force:
 Ordinary                                                          $30,648
                                                              ------------
 Group                                                                $ --
                                                              ------------
 Credit                                                               $ --
                                                              ------------
Deposit Funds and Dividend Accumulations:
 Deposit Funds -- Account Balance                                     $ --
                                                              ------------
 Dividend Accumulations -- Account Balance                            $ --
                                                              ------------
Claim Payments:
  Other Accident and Health --
  2012                                                             $24,298
                                                              ------------
  2011                                                              $5,045
                                                              ------------
Claims Reserves:
  2012                                                              $1,837
                                                              ------------
  2011                                                                $517
                                                              ------------

FORETHOUGHT LIFE INSURANCE COMPANY
SUMMARY INVESTMENT SCHEDULE
DECEMBER 31, 2012

--------------------------------------------------------------------------------

(in thousands)

                                                                                                       ADMITTED ASSETS AS
                                                                     GROSS INVESTMENT                    REPORTED IN THE
                                                                         HOLDINGS                       ANNUAL STATEMENT
                                                                 1                   2              3                   4
                                                               AMOUNT            PERCENTAGE       AMOUNT            PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT CATEGORIES
Bonds
 U.S. treasury securities                                        $6,454               0.1           $6,454               0.1
 U.S. government agency and corporate obligations
  (excluding mortgage-backed securities)
  Issued by U.S. government agencies                                736               0.0              736               0.0
  Issued by U.S. government sponsored agencies                    1,800               0.0            1,800               0.0
 Non-U.S. government (including Canada, excluding mortgage-
  backed securities)                                            102,791               1.7          102,791               1.7
 Securities issued by states, territories and possessions
  and political subdivisions
  in the U.S.
  States, territories and possessions general obligations        60,814               1.0           60,814               1.0
  Political subdivisions of states, territories &
   possessions & political subdivisions                                               0.0                                0.0
   general obligations                                           72,073               1.2           72,073               1.2
  Revenue and assessment obligations                            398,856               6.5          398,856               6.5
  Industrial development and similar obligations                     --               0.0               --               0.0
 Mortgage-backed securities (includes residential and
  commercial MBS)
  Pass-through securities
   Guaranteed by GNMA                                            19,508               0.3          1 9,508               0.3
   Issued by FNMA and FHLMC                                     156,967               2.6          156,967               2.6
   Privately issued                                                  --               0.0               --               0.0
  CMOs and REMICs
   Issued or guaranteed by GNMA, FNMA, FHLMC or VA               20,601               0.3           20,601               0.3
   Privately issued and collateralized by MBS issued or
    guaranteed by GNMA, FNMA or FHLMC                             2,512               0.0            2,512               0.0
   All other                                                    222,682               3.6          222,682               3.6
Other debt and other fixed income securities (excluding
 short-term)
 Unaffiliated domestic securities (includes credit tenant
  loans rated by the SVO)                                     3,773,605              61.6        3,773,605              61.6
 Unaffiliated non-U.S. securities (including Canada)            649,900              10.6          649,900              10.6
 Affiliated securities                                               --               0.0               --               0.0
Equity interests
 Investments in mutual funds                                         --               0.0               --               0.0
 Preferred stocks
  Affiliated                                                         --               0.0               --               0.0
  Unaffiliated                                                    2,935               0.0            2,935               0.0
 Publicly traded equity securities (excluding preferred
  stocks)
  Affiliated                                                         --               0.0               --               0.0
  Unaffiliated                                                       --               0.0               --               0.0
 Other equity securities
  Affiliated                                                         --               0.0               --               0.0
  Unaffiliated                                                       --               0.0               --               0.0
 Other equity interests including tangible personal
  property under lease
  Affiliated                                                         --               0.0               --               0.0
  Unaffiliated                                                       --               0.0               --               0.0
Mortgage loans
 Construction and land development                                   --               0.0               --               0.0
 Agricultural                                                        --               0.0               --               0.0
 Single family residential properties                                --               0.0               --               0.0
 Multifamily residential properties                                  --               0.0               --               0.0
 Commercial loans                                               339,652               5.5          339,652               5.5
Real estate investments
 Property occupied by company                                        --               0.0               --               0.0
 Property held for production of income (includes $0 of
  property acquired in satisfaction of debt)                         --               0.0               --               0.0
 Property held for sale ($0 including property acquired in
  satisfaction of debt)                                              --               0.0               --               0.0
Contract loans                                                    4,987               0.1            4,987               0.1
Derivatives                                                      10,112               0.2           10,112               0.2
Receivables for securities                                        3,528               0.1            3,528               0.1
Cash, cash equivalents and short-term investments               233,172               3.8          233,172               3.8
Other invested assets                                            46,624               0.8           46,624               0.8
                                                             ----------            ------       ----------            ------
   Total invested assets                                     $6,130,309             100.0       $6,130,309             100.0
                                                             ==========            ======       ==========            ======

FORETHOUGHT LIFE INSURANCE COMPANY
SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES
DECEMBER 31, 2012

--------------------------------------------------------------------------------

(in thousands)

1. Reporting entity's total admitted assets as reported on page 2     $6,256,052
 of this annual statement

2. Ten largest exposures to a single issuer/borrower/investment.

                                                                                                           PERCENTAGE OF TOTAL
ISSUER                                                           DESCRIPTION OF EXPOSURE       AMOUNT        ADMITTED ASSETS
---------------------------------------------------------------------------------------------------------------------------------
2.01 Wal-Mart Stores Inc                                                Long Term Bond          $44,824            0.716%
2.02 Meditronic Inc                                                     Long Term Bond          $37,637            0.602%
2.03 AT&T Inc.                                                          Long Term Bond          $37,513            0.600%
2.04 United Technologies Corporation                                    Long Term Bond          $34,549            0.552%
2.05 The Southern Company                                               Long Term Bond          $34,543            0.552%
2.06 Berkshire Hathaway                                                 Long Term Bond          $34,093            0.545%
2.07 XCEL Energy Inc                                                    Long Term Bond          $33,566            0.537%
2.08 HSBC Holdings Plc                                                  Long Term Bond          $32,802            0.524%
2.09 Nextera Energy Inc                                                 Long Term Bond          $32,085            0.513%
2.10 Verizon Communications Inc                                         Long Term Bond          $31,590            0.505%

3. Amounts and percentages of the reporting entity's total admitted assets held in bonds and preferred stocks by NAIC rating.

                                                           PERCENTAGE OF TOTAL
BONDS                                         AMOUNT         ADMITTED ASSETS
--------------------------------------------------------------------------------
3.01 NAIC-1                                  $3,344,354           53.458%
3.02 NAIC-2                                  $2,127,828           34.012%
3.03 NAIC-3                                    $180,081            2.879%
3.04 NAIC-4                                     $41,426            0.662%
3.05 NAIC-5                                        $427            0.007%
3.06 NAIC-6                                        $ --            0.000%

                                                          PERCENTAGE OF TOTAL
PREFERRED STOCKS                            AMOUNT          ADMITTED ASSETS
--------------------------------------------------------------------------------
3.07 P/RP-1                                  $ --                 0.000%
3.08 P/RP-2                                  $ --                 0.000%
3.09 P/RP-3                                  $ --                 0.000%
3.10 P/RP-4                                  $ --                 0.000%
3.11 P/RP-5                                  $ --                 0.000%
3.12 P/RP-6                                  $ --                 0.000%

4. Assets held in foreign investments:

4.01 Are assets held in foreign investments less than
 2.5% of the reporting entity's total admitted assets?     Yes / /     No x
4.02 Total admitted assets held in foreign investments    $625,419    9.997%
4.03 Foreign-currency-denominated investments                 $ --    0.000%
4.04 Insurance liabilities denominated in that same
 foreign currency                                             $ --    0.000%

5. Aggregate foreign investment exposure categorized by NAIC sovereign rating:

                                                          PERCENTAGE OF TOTAL
                                              AMOUNT        ADMITTED ASSETS
--------------------------------------------------------------------------------
5.01 Countries rated NAIC-1                   $277,764            4.440%
5.02 Countries rated NAIC-2                   $316,791            5.064%
5.03 Countries rated NAIC-3 or below           $30,865            0.493%

FORETHOUGHT LIFE INSURANCE COMPANY
SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES
DECEMBER 31, 2012

--------------------------------------------------------------------------------

(in thousands)

6. Largest foreign investment exposures by country, categorized by the country's NAIC sovereign rating:

                                                          PERCENTAGE OF TOTAL
                                             AMOUNT         ADMITTED ASSETS
--------------------------------------------------------------------------------
Countries rated NAIC-1
6.01 United Kingdom                          $166,081            2.655%
6.02 Australia                                $84,732            1.354%
Countries rated NAIC-2
6.03 Ireland                                  $37,470            0.599%
6.04 Mexico                                   $22,063            0.353%
Countries rated NAIC-3 or below
6.05 Turkey                                    $2,334            0.037%
6.06 Country:                                    $ --            0.000%

7. Aggregate unhedged foreign currency
 exposure:                                       $ --     0.000%

8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

                                                          PERCENTAGE OF TOTAL
                                            AMOUNT          ADMITTED ASSETS
--------------------------------------------------------------------------------
8.01 Countries rated NAIC-1:                 $ --                 0.000%
8.02 Countries rated NAIC-2:                 $ --                 0.000%
8.03 Countries rated NAIC-3 or below         $ --                 0.000%

9. Largest unhedged foreign currency exposures by country, categorized by the country's NAIC sovereign rating:

                                                          PERCENTAGE OF TOTAL
                                            AMOUNT          ADMITTED ASSETS
--------------------------------------------------------------------------------
Countries rated NAIC-1
9.01 Country:                                $ --                 0.000%
9.02 Country:                                $ --                 0.000%
Countries rated NAIC-2
9.03 Country:                                $ --                 0.000%
9.04 Country:                                $ --                 0.000%
Countries rated NAIC-3 or below
9.05 Country:                                $ --                 0.000%
9.06 Country:                                $ --                 0.000%

10.  Ten largest non-sovereign (i.e. non-governmental) foreign issues:

                                  NAIC                    PERCENTAGE OF TOTAL
ISSUER                           RATING       AMOUNT        ADMITTED ASSETS
--------------------------------------------------------------------------------
10.01 BHP Billiton Finance           1         $19,523            0.312%
10.02 Tyco International Ltd         1         $18,870            0.302%
10.03 Covidien International
 Finance                             1         $17,338            0.277%
10.04 BAT International
 Finance Plc                         1         $14,866            0.238%
10.05 Aggreko PLC                    1         $13,500            0.216%
10.06 British Transco
 International                       1         $12,933            0.207%
10.07 Heineken NV                    2         $12,486            0.200%
10.08 Aon Corporation                2         $11,816            0.189%
10.09 Rio Tinto Finance              1         $10,830            0.173%
10.10 Koninklijke Philips
 Elec                                1         $10,372            0.166%

FORETHOUGHT LIFE INSURANCE COMPANY
SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES, CONTINUED
DECEMBER 31, 2012

--------------------------------------------------------------------------------

(in  thousands)

11. Amounts and percentages of the reporting entity's total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01 Are assets held in Canadian investments less
 than 2.5% of the reporting entity's total admitted
 assets?                                                   Yes / /     No x
11.02 Total admitted assets held in Canadian
 investments                                              $195,769    3.129%
11.03 Canadian currency-denominated investments               $ --    0.000%
11.04 Canadian-denominated insurance liabilities              $ --    0.000%
11.05 Unhedged Canadian currency exposure                     $ --    0.000%

12. Report aggregate amounts and percentages of the reporting entity's total admitted assets held investments with contractual sales restrictions.

12.01 Are assets held in investments with conrtactual
 sales restrictions less than 2.5% of the reporting
 entity's total admitted assets?                             Yes x   No / /
12.02 Aggregate statement value of investments with
 with contractual sales restrictions                          $ --    0.000%

13. Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01 Are assets held in equity interest less than 2.5% of of
 the reporting entity's admitted assets?                          Yes x   No / /

14. Amounts and percentages of the reporting entity's total admitted assets held in nonaffiliated, privately placed equities:

14.01 Are assets held in nonaffiliated private placed
 equities less than 2.5% of the reporting entity's
 total admitted assets?                                      Yes x   No / /
14.02 Aggregate statement value of investments held in
 nonaffiliated, privately placed equities                     $ --    0.000%

15. Amounts and percentages of the reporting entity's total admitted assets held in general partnership interests:

15.01 Are assets held in general partnership interests
 less than 2.5% of the reporting entity's total
 admitted assets?                                            Yes x   No / /
15.02 Aggregate statement value of investments held in
 general partnership interests                                $ --    0.000%

16. Amounts and percentages of the reporting entity's total admitted assets held in mortgage loans:

16.01 Are mortgage loans reported in Schedule B less than 2.5%
 of the reporting entity's total admitted assets?               Yes / /     No x

Type (Commercial, Residential Agricultural)

16.02 Commercial                            $339,652   5.429%

Amounts and percentages of the reporting entity's total admitted assets held in the following categories of mortgage loans:

16.12 Construction loans                                           $ --        0.000%
16.13 Mortgage loans over 90 days past due                         $ --        0.000%
16.14 Mortgage loans in the process of foreclosure                 $ --        0.000%
16.15 Mortgage loans foreclosed                                    $ --        0.000%
16.16 Restructured mortgage loans                                  $1,293      0.021%

FORETHOUGHT LIFE INSURANCE COMPANY
SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES, CONTINUED
DECEMBER 31, 2012

--------------------------------------------------------------------------------

(in thousands)

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

LOAN-TO-VALUE               RESIDENTIAL                COMMERCIAL             AGRICULTURAL
--------------------------------------------------------------------------------------------------
17.01 above 95%             $ --        0.000%      $ --        0.000%      $ --        0.000%
17.02 91% to 95%            $ --        0.000%      $ --        0.000%      $ --        0.000%
17.03 81% to 90%          $3,634        0.058%      $ --        0.000%      $ --        0.000%
17.04 71% to 80%         $36,190        0.578%      $ --        0.000%      $ --        0.000%
17.05 below 70%         $299,827        4.793%      $ --        0.000%      $ --        0.000%

18. Amounts and percentages of the reporting entity's total admitted assets held in each of the five largest investments in real estate:

18.01 Are assets held in real estate reported less than 2.5% of the reporting
entity's total admitted assets?                                                       Yes x    No / /

19. Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments held in mezzanine real estate loans.

19.01 Are assets held in investments held in mezzanine real estate loans less
 than 2.5% of the reporting entity's admitted assets?                                 Yes x    No / /

20. Amounts and percentages of the reporting entity's total admitted assets subject to the following types of agreements:

                                                         AT YEAR-END                           AT END OF EACH QUARTER
                                                                                    1ST QTR           2ND QTR            3RD QTR
                                                AMOUNT              PERCENTAGE      AMOUNT             AMOUNT            AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
20.01 Securities lending (do not include
 assets held as collateral for such
 transactions)                                   $ --                  0.000%           $ --            $ --                 $ --
20.02 Repurchase agreements                      $ --                  0.000%           $ --            $ --                 $ --
20.03 Reverse repurchase agreements              $ --                  0.000%        $32,970            $ --              $28,370
20.04 Dollar repurchase agreements               $ --                  0.000%           $ --            $ --                 $ --
20.05 Dollar reverse repurchase agreements       $ --                  0.000%           $ --            $ --                 $ --

21. Amounts and percentages of the reporting entity's total admitted assets for warrants not attached to other financial instruments, options, caps and floors:

                                                                     OWNED                                 WRITTEN
                                                         AMOUNT              PERCENTAGE         AMOUNT              PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------------
21.01 Hedging                                             $ --                  0.000%           $ --                  0.000%
21.01 Income generation                                   $ --                  0.000%           $ --                  0.000%
21.01 Other                                               $ --                  0.000%           $ --                  0.000%

22. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for collars, swaps, and forwards:

                                                                                                 AT END OF EACH QUARTER
                                                                AT YEAR-END              1ST QTR         2ND QTR         3RD QTR
                                                       AMOUNT            PERCENTAGE      AMOUNT          AMOUNT          AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
22.01 Hedging                                           $10,112             0.162%        $19,158         $13,057         $15,112
22.02 Income generation                                    $ --             0.000%           $ --            $ --            $ --
22.03 Replications                                         $ --             0.000%           $ --            $ --            $ --
22.04 Other                                                $ --             0.000%           $ --            $ --            $ --

FORETHOUGHT LIFE INSURANCE COMPANY
SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES, CONTINUED
DECEMBER 31, 2012

--------------------------------------------------------------------------------

(in thousands)

23. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for future contracts:

                                                                                          AT END OF EACH QUARTER
                                               AT YEAR-END                  1ST QTR              2ND QTR              3RD QTR
                                      AMOUNT              PERCENTAGE         AMOUNT               AMOUNT               AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
23.01 Hedging                          $ --                  0.000%           $ --                 $ --                 $ --
23.02 Income generation                $ --                  0.000%           $ --                 $ --                 $ --
23.03 Replications                     $ --                  0.000%           $ --                 $ --                 $ --
23.04 Other                            $ --                  0.000%           $ --                 $ --                 $ --

                                     PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  All financial statements are included in Part B of the Registration
     Statement.
(b)  Exhibits
     (1) Resolution of the Board of Directors of Forethought Life Insurance Company ("Forethought") authorizing the establishment of the Separate Account.(1)
     (2)   Not applicable.
     (3)   (a)   Principal Underwriter Agreement(2)
     (4)   (a)   Form of Variable Annuity Contract.(1)
     (4)   (b)   Return of Premium Death Benefit Rider.(1)
     (4)   (c)   Maximum Anniversary Value Death Benefit Rider.(1)
     (4)   (d)   Enhanced Return of Premium Death Benefit Rider.(1)
     (4)   (e)   Guaranteed Minimum Withdrawal Benefit Rider (Single Life).(1)
     (4)   (f)   Guaranteed Minimum Withdrawal Benefit Rider (Joint Life/
                 Spousal).(1)
     (4)   (g)   Enhanced Guaranteed Minimum Withdrawal Benefit Rider (Single
                 Life).(1)
     (4)   (h)   Enhanced Guaranteed Minimum Withdrawal Benefit Rider (Joint
                 Life/Spousal).(1)
     (4)   (i)   Maximum Daily Value Death Benefit rider(1)
     (4)   (j)   Fund Facilitation Fee Rider(2)
     (5)   Form of Application.
     (6)   (a)   Articles of Incorporation of Forethought Life Insurance
                 Company.(1)
     (6)   (b)   Bylaws of Forethought Life Insurance Company.(1)
     (7)   Not Applicable.
     (8)   Fund Participation Agreements.
     (8)   (a)   American Century Investment Services, Inc.(2)
     (8)   (b)   BlackRock Variable Series Funds, Inc.(2)
     (8)   (c)   Huntington Funds(2)
     (8)   (d)   Lord Abbett Series Funds, Inc.(2)
     (8)   (e)   PIMCO(2)
     (8)   (f)   Putnam Variable Trust(2)
     (8)   (g)   Northern Lights Variable Trust(2)
     (8)   (h)   American Funds(2)
     (8)   (i)   MFS Variable Insurance Trust(4)
     (8)   (j)   AIM Variable Insurance Funds (Invesco Variable Insurance
                 Funds)(4)
     (8)   (k)   Franklin Templeton Variable Insurance Products Trust(4)
     (8)   (l)   Hartford Funds Management Company(4)
     (8)   (m)   Forethought VIT Funds
     (9) Opinion and Consent of Sarah M. Patterson, Vice President and Assistant General Counsel.
     (10)  Consent of Independent Registered Public Accounting Firm
     (11)  No financial statements are omitted.
     (12)  Not applicable.
     (99)  Copy of Power of Attorney.

------------

(1) Incorporated by reference to the Initial filing to the Registration Statement, File No. 333-182946, filed on July 31, 2012.
(2) Incorporated by reference to the amended filing of the Registration Statement, File No. 333-182946, filed on December 31, 2012.
(3) Incorporated by reference to the amended filing of the Registration Statement, File No. 333-182946, filed February 26, 2013.
(4) Incorporated by reference to the amended filing of the Registration Statement, File No. 333-182946, filed April 16, 2013.

ITEM 25  DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME                            POSITION WITH FORETHOUGHT LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
Michael A. Reardon              President, Director*
Craig A. Anderson               Chief Financial Officer and Treasurer, Director*
Robert M. Arena, Jr. (3)        Executive Vice President, Annuity Division
                                President
David J. deGorter               Executive Vice President, Life Division
                                President
David W. Entrekin               Executive Vice President, Corporate Finance
Paula G. Nelson (1)             Executive Vice President, Marketing
Eric D. Todd (2)                Executive Vice President and Chief Investment
                                Officer, Director*
Mary L. Cavanaugh               Executive Vice President, Director*
Kenneth J. Bohrer (1)           Senior Vice President and Life Finance Officer
Dennis M. Cody                  Senior Vice President and Annuity Finance
                                Officer
Michael H. Ebmeier              Senior Vice President, Annuity Division
Brenda L. Gempler (2)           Senior Vice President, National Accounts
Mark E. Gempler (2)             Senior Vice President, National Sales
Simeon R. Hernandez, III        Senior Vice President, Annuities
Larry E. Mitzman (2)            Senior Vice President, Tax
David K. Mullen (1)             Senior Vice President and Chief Administrative
                                Officer, Director*
Chad A. Padgett                 Senior Vice President and Actuary (Appointed
                                Actuary)
Matthew P. Stone (3)            Senior Vice President, Key Accounts
Antonio Torres                  Senior Vice President, Lending
John D. Walls II (2)            Senior Vice President, Life Division
Cathy L. Wildt (1)              Senior Vice President, Product Management Office
Ronald L. Ziegler               Senior Vice President and Chief Actuary
Gregg W. Anderson (2)           Vice President, Product Development
Kenneth E. Coffey (2)           Vice President, Life Division
Walter T. Dixon (1)             Vice President, Assistant Secretary and AML
                                Compliance Officer
Susan L. Fiengo (3)             Vice President, Annuity Operations
William T. Geibel (2)           Vice President, Senior Portfolio Analyst
Stephane C. Hayes (2)           Vice President, Life Division
Rodney R. Howard (3)            Vice President and Actuary
Douglas R. Jaworski             Vice President, IT
Cameron D. Jeffreys (2)         Vice President, Senior Research Analyst
Deborah A. Kohrman (1)          Vice President, Life Operations
Lori A. LaForge (3)             Vice President, Marketing
Michael S. Myers                Vice President, Annuity Sales Operations
Sarah M. Patterson (3)          Vice President and Assistant General Counsel
John J. Ptaszynski (1)          Vice President and Chief Underwriter
Douglas S. Swortzel (2)         Vice President, Life Division
Bruce L. Delaney                Illustration Actuary
John-Paul Keserich              Director, Internal Audit
Amy E. Blakeway                 Secretary

Unless otherwise indicated, the principal business address of each of the above individuals is 3200 Southwest Freeway, Suite 1300, Houston, Texas 77027

*   Denotes Board of Directors.

(1)  One Forethought Center, Batesville, Indiana 47006

(2)  300 North Meridian Street, Suite 1800, Indianapolis, Indiana 46204

(3)  82 Hopmeadow Street, Suite 200, Simsbury, CT 06089

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

     Incorporated by reference to the Initial filing to the Registration Statement, File No. 333-182946, filed on July 31, 2012.

ITEM 27.  NUMBER OF CONTRACT OWNERS

     As of September 30, 2013 there were 2,288 Contract Owners.

ITEM 28.  INDEMNIFICATION

     The Company may indemnify any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise against expenses reasonably incurred by such person in connection with the defense of any action, suit or proceeding, civil or criminal, in which he is made or threatened to be made, a party by reason of being or having been in any such capacity, or arising out of his status as such, except in relation to matters as to which he is adjudged in such action, suit or proceeding, civil or criminal, to be liable for negligence or misconduct in the performance of duty to the Company; provided however, that such indemnification shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any provision of the Articles of Incorporation, By-Laws, resolution, or other authorization heretofore or hereafter adopted, after notice by a majority vote of all the voting shares then issued and outstanding.

ITEM 29.  PRINCIPAL UNDERWRITER

       (a) Forethought Distributors, LLC acts as principal underwriter for the following investment companies:

            Forethought Life Insurance Company Separate Account A

       (b)  Managers and Officers of Forethought Distributors, LLC

NAME                                         POSITION
------------------------------------------------------------------------
Robert Arena(1)            President, Manager
Paula Nelson(1)            Vice President, Head of Annuity Distribution
Michael Reardon(2)         Head of Principal Underwriter, Manager
Mary Cavanaugh(2)          Manager, Associated Person
Jeffrey Harpel(3)          Chief Financial Officer (FINOP)
Victoria Olson(1)          Chief Compliance Officer
Rebecca Thurston(2)        Vice President, Associated Person
Dean Siegel(1)             Vice President
Ronald Hensel(1)           Vice President

       (1)  82 Hopmeadow Street, Suite 200, Simsbury, CT 06089

       (2)  320 Southwest Freeway, Suite 1300 Houston, TX 77027

       (3)  4405 Cox Road, Suite 150, Glen Allen, VA 23060

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Forethought Life Insurance Company at 3200 Southwest Freeway, Suite 1300, Houston, Texas 77027.

ITEM 31.  MANAGEMENT SERVICES

     All management contracts are discussed in Part A and Part B of this Registration Statement.

ITEM 32.  UNDERTAKINGS

       (a) The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the variable annuity Contracts may be accepted.

       (b) The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

       (c) The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

       (d) Forethought Life Insurance Company hereby represents that the aggregate fees and charges under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Forethought Life Insurance Company.

The Registrant is relying on the no-action letter issued by the Division of Investment Management to American Counsel of Life Insurance, Ref. No. IP-6-88, November 28, 1988. The Registrant has complied with conditions one through four of the no-action letter.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf, in the Town of Simsbury and State of Connecticut on this 6th day of November, 2013.

FORETHOUGHT LIFE INSURANCE COMPANY -
SEPARATE ACCOUNT A
(Registrant)

By:    Michael Reardon                      *By:   /s/ Sarah M. Patterson
       -----------------------------------         -----------------------------------
       Michael Reardon                             Sarah M. Patterson
       President*                                  Attorney-in-Fact

FORETHOUGHT INSURANCE COMPANY
(Depositor)

By:    Michael Reardon
       -----------------------------------
       Michael Reardon
       President*

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons and in the capacity and on the date indicated.

Mary L. Cavanaugh, Director, Chair                       *By:   /s/ Sarah M. Patterson
                                                                -----------------------------------
Craig A. Anderson, Director                                     Sarah M. Patterson
David K. Mullen, Director                                       Attorney-in-Fact
Eric D. Todd, Director                                   Date:  November 6, 2013
Michael A. Reardon, Director

                                 EXHIBIT INDEX

     (5)   Form of Application
     (8)   (m)   Forethought VIT Funds
     (9) Opinion and Consent of Sarah M. Patterson, Vice President and Assistant General Counsel
     (10)  Consent of Independent Registered Public Accounting Firm
     (99)  Copy of Power of Attorney